Exhibit 10.1

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

PENSION PLAN PROTECTION AND FORBEARANCE AGREEMENT

By and Between

SEARS HOLDINGS CORPORATION,

SRC DEPOSITOR CORPORATION,

SRC O.P. CORPORATION,

SRC REAL ESTATE (TX), LP,

SRC REAL ESTATE HOLDINGS (TX), LLC,

SRC FACILITIES STATUTORY TRUST NO. 2003-A,

SEARS, ROEBUCK AND CO.

KCD IP, LLC, and

SEARS BRANDS, LLC,

as SEARS PARTIES

and

PENSION BENEFIT GUARANTY CORPORATION

Dated MARCH 18, 2016

TABLE OF CONTENTS

RECITALS		1

ARTICLE I. DEFINITIONS AND CONSTRUCTION		2

1.01.	Defined Terms	2

1.02.	Other Definitional and Interpretive Matters	10

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE SEARS PARTIES		10

2.01.	General	10

2.02.	Existence, Power, and Execution	11

2.03.	REMIC Securitization	15

2.04.	REMIC Organizational Documents	16

(a)	Representations and Warranties	16

2.05.	IP Securitization	17

2.06.	IP Organizational Documents	18

(a)	Representations and Warranties	18

ARTICLE III. PLAN PROTECTION TRANSACTION: REMIC ASSETS		19

3.01.	Maintenance of REMIC Structure	19

3.02.	Delivery of Additional Regular Interest REMIC Certificates	19

3.03.	Independent Directors’ Insurance Coverage and Compensation; Covenants Regarding Replacement; Voting	19

3.04.	REMIC Covenants	20

3.05.	REMIC Covenant Carve-outs	21

(a)	RE Subsidiaries Permitted Transfers	21

(b)	Parties to REMIC Transactional Documents	21

(c)	Permitted Operation of Master Lease	22

(d)	[Intentionally Omitted.]	22

(e)	[Intentionally Omitted.]	22

(f)	Payments Under REMIC Certificates	22

(g)	REMIC Cash Circulation	22

(h)	Liens	23

3.06.	Additional REMIC Covenants	23

3.07.	Transaction Documents Control	23

3.08.	Sears Re Claims	24

3.09.	Discovery of Prohibited Sears Re Obligation	24

ARTICLE IV. PLAN PROTECTION TRANSACTION: IP ASSETS		24

4.01.	Covenants Regarding Replacement	24

4.02.	Limitations Upon Voting	24

4.03.	Insurance Coverage	25

AGREEMENT – Page i

4.04.	IP Covenants	25

4.05.	IP Covenant Carve-outs	27

ARTICLE V. ENFORCEMENT		28

5.01.	Specific Performance	28

5.02.	Violative Actions Void Ab Initio	29

5.03.	Additional Contribution	29

5.04.	Additional Contribution Liability	29

5.05.	Non-Exclusivity of Additional Contribution Liability	30

5.06.	Prefunding Balance Limitation	30

ARTICLE VI. SPRINGING LIEN		30

6.01.	Springing Lien Events	30

6.02.	Springing Lien	31

6.03.	IP Springing Lien Conditions	31

6.04.	Secured Obligations	32

6.05.	Acknowledgement of Joint and Several Liability	32

6.06.	Reservation of Rights Regarding UBL Determination	32

6.07.	Perfection of Security Interests	32

(a)	Escrow Arrangements	32

(b)	REMIC Certificates	32

(c)	IP Assets	32

(d)	Real Property	33

(e)	Authority to File	33

(f)	Custodian Funds; Custodian Fees and Expenses	33

6.08.	Rights of Foreclosure	33

(a)	When PBGC May Foreclose	33

(b)	Contingent UBL Claims	34

6.09.	ERISA Lien	34

6.10.	Non-Exclusivity of Rights and Remedies	34

6.11.	Credit Facility	35

6.12.	Termination of Springing Lien	35

ARTICLE VII. PBGC COMMITMENT		35

7.01.	[Intentionally Omitted.]	35

7.02.	Forbearance	35

7.03.	Forbearance Inapplicable to Compulsory Involuntary Termination	35

7.04.	Forbearance Termination	35

7.05.	UBL Documentation	35

7.06.	Forbearance-Related Definitions	36

(a)	Forbearance Termination Event	36

AGREEMENT – Page ii

(b)	Material Transaction	36

(c)	Material Transaction Carve-Out	37

(d)	Material Transaction Cap Calculations	37

(e)	“Material” for this Agreement Only	38

(f)	Company’s Market Capitalization	38

(g)	Average Quoted Price	39

ARTICLE VIII. TERMINATION OF AGREEMENT		39

8.01.	Termination	39

(a)	Achievement of 85% Funding	39

(b)	Passage of Time	39

(c)	Standard Termination of Pension Plan	39

ARTICLE IX. CLOSING		40

9.01.	Closing Date	40

9.02.	Conditions to Closing	40

ARTICLE X. POST-CLOSING MONITORING		42

10.01.	Company Notification Requirements	42

10.02.	Noncompliance Notice	44

ARTICLE XI. MISCELLANEOUS		44

11.01.	Notices	44

11.02.	Governing Law, Jurisdiction and Venue	45

11.03.	Currency	45

11.04.	Waiver of Jury Trial	45

11.05.	Captions	45

11.06.	Entire Agreement; Amendments and Waivers	45

11.07.	No Waiver of Breach	46

11.08.	Severability, Substantive Error	46

11.09.	Further Assurances	46

11.10.	Multiple and Electronic Counterparts	46

11.11.	Time of the Essence	46

11.12.	Public Disclosure	47

11.13.	U.S. Bank Trust Association	47

AGREEMENT – Page iii

EXHIBITS

EXHIBITS	Attached hereto and fully incorporated herein.

Exhibit 1	All Direct and Indirect Subsidiaries of the Company

Exhibit 2	Underlying Documents and Changes Thereto

Exhibit 3-A	Sears Ownership Chart Relating to the Depositor and the RE Subsidiaries

Exhibit 3-B	Certain Information Relating to the Depositor

Exhibit 4	All Holders of REMIC Certificates

Exhibit 5	All Sales, Substitutions, or Transfers of Any REMIC Properties Out of the REMIC Structure From and After October 1, 2014 Until Closing

Exhibit 6	REMIC Existing Liens

Exhibit 7	REMIC Properties

Exhibit 8	All Sales, Substitutions, or Transfers of Any IP Assets Out of the IP Subsidiary From and After October 1, 2014 Until Closing

Exhibit 9	IP Existing Liens

Exhibit 10-A	Certain Information Relating to the IP Subsidiary

Exhibit 10-B	IP Assets

Exhibit 11	Escrow Arrangements (including Powers of Attorney)

Exhibit 12	PBGC RE Perfection Documents

Exhibit 13	PBGC Mortgages with Executed Signature Pages

Exhibit 14	Corporate Opinions

Exhibit 15	RE Bring-Down Opinion (together with REMIC 2003 Bankruptcy Opinion) IP Bring-Down Opinion (together with IP 2006 Bankruptcy Opinion)

Exhibit 16	Amended RE Organizational Documents

Exhibit 17	Independent Director and Manager Lists Schedule of Compensation & Benefits for Current Directors and Managers

Exhibit 18	Custodian

Exhibit 19	Approved Appraisers

Exhibit 20	PBGC IP Perfection Documents

Exhibit 21	Subordination Agreement

Exhibit 22	Issuer Order

Exhibit 23	Agreements Limiting IP Independent Manager’s & Independent Directors’ Voting Authority

AGREEMENT – Page iv

Exhibit 24	REMIC Transactional Document Waivers

Exhibit 25	Specified Organizational Document Provisions

Exhibit 26	Press Release

Exhibit 27	Mortgage Loan Exceptions

Exhibit 28	Acknowledgment of Liability

Exhibit 29	Sears Re Instruction Letter

AGREEMENT – Page v

PENSION PLAN PROTECTION AND FORBEARANCE AGREEMENT

THIS PENSION PLAN PROTECTION AND FORBEARANCE AGREEMENT (together with the Exhibits, which are fully-incorporated herein, the “Agreement”) is made and entered into the 18th day of March, 2016, by and between Sears Holdings Corporation, a Delaware corporation (the “Company”), SRC Depositor Corporation, a Delaware corporation (the “Depositor”), SRC O.P. Corporation, a Delaware corporation (“SRC O.P.”), SRC Real Estate (TX), LP, a Delaware limited partnership (“SRC R.E.”), SRC Real Estate Holdings (TX), LLC, a Delaware limited liability company (“SRC Holdings”), SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust (“SRC Trust”), Sears, Roebuck and Co., a New York corporation (the “Lessee”), KCD IP, LLC, a Delaware limited liability company (the “IP Subsidiary”), Sears Brands, LLC, an Illinois limited liability company (the “Member”, and all of the foregoing, collectively, the “Sears Parties”); and the Pension Benefit Guaranty Corporation (“PBGC”). The Sears Parties and PBGC are sometimes referred to herein collectively as the “Parties,” and individually as a “Party.”

RECITALS

PBGC is a wholly owned United States government corporation established under 29 U.S.C. § 1302 to administer the pension plan termination insurance program created under Title IV of the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1301 – 1461 (2012 & Supp. II 2014) (as amended from time to time, together with the regulations thereunder, “ERISA”).

The Company is the plan sponsor, as such term is defined in ERISA Section 3(16)(B), of the Sears Holdings Pension Plan, as amended and restated effective January 1, 2014 (the “Pension Plan”).

The Company is the ultimate corporate parent company of the Subsidiaries, including the other Sears Parties.

Each Subsidiary is a member of the Company’s “controlled group” (each Sears Party and any and all other such members, collectively the “Controlled Group”), as that term is defined in ERISA Section 4001(a)(14).

The Sears Parties have offered to provide PBGC and the Pension Plan with certain enhanced protections in exchange for PBGC’s agreement to forbear from initiating termination proceedings with respect to the Pension Plan pursuant to ERISA Section 4042 for the term and under the conditions provided herein.

The Parties, with the assistance of their respective advisors and counsel, have exchanged certain information and engaged in good-faith, arms’-length negotiations.

As a result of such negotiations, on September 4, 2015, PBGC and the Company entered into that certain Summary of Proposed Terms Regarding the Pension Plan Protection and Forbearance Agreement Between PBGC and Sears (as amended, supplemented or otherwise modified from time to time, the “Term Sheet”), the terms of which are memorialized in this Agreement.

AGREEMENT – Page 1

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained, and the mutual benefits to be derived therefrom, the Parties do hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS AND CONSTRUCTION

1.01. Defined Terms. Each capitalized term used herein shall have the meaning ascribed to it in this Article I unless such term is defined elsewhere in this Agreement.

“Action” shall have the meaning given to it in Section 11.02.

“Actuarial Valuation Report” means a report for a plan year containing all of the information described in 29 C.F.R. § 4010.8(a)(11)(i) through (xii).

“Additional Contribution” shall have the meaning given to it in Section 5.03.

“Agreement” has the meaning given to it in the introductory paragraph.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Amended RE Organizational Documents” shall have the meaning given to it in Section 9.02(f).

“Approved Appraisers” means the appraisers set forth on Exhibit 19.

“Average Quoted Price” shall have the meaning given to it in Section 7.06(g).

“Audit Period” means the period beginning on the date on which PBGC receives a Form 501 Post-Distribution Certification for the Pension Plan indicating that the Pension Plan has terminated in a standard termination under ERISA Section 4041(b) and ending on the later of (a) the 180th day after such receipt, and (b) if PBGC has, by such 180th day, issued audit findings or a notice of noncompliance with respect to such standard termination, the date on which such audit findings have been complied with or rescinded or on which such notice of noncompliance has been rescinded.

“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended from time to time.

“Breaching Action” shall have the meaning given to it in Section 5.04.

“Business Day” means any day other than Saturday, Sunday, a federal holiday or other day on which PBGC is closed.

“Closing” shall have the meaning given to it in Section 9.01.

“Closing Conditions” shall have the meaning given to it in Section 9.02.

AGREEMENT – Page 2

“Closing Date” shall have the meaning given to it in Section 9.01.

“Closing Date Values” shall have the meaning given to it in Section 3.05(a)(3).

“Company” shall have the meaning given to it in the introductory paragraph.

“Company’s Market Capitalization” shall have the meaning given to it in Section 7.06(f).

“Controlled” or “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Controlled Group” shall have the meaning given to it in the recitals.

“Credit Facility” means that certain Third Amended and Restated Credit Agreement, dated as of July 21, 2015, among Sears Holdings Corporation, Sears Roebuck Acceptance Corp. and Kmart Corporation, as borrowers, the lenders from time to time party thereto, the issuing lenders from time to time party thereto, Bank Of America, N.A., as administrative agent, co-collateral agent and swingline lender, Wells Fargo Bank, National Association and General Electric Capital Corporation, as co-collateral agents and co-syndication agents, PNC Bank, National Association, Siemens Financial Services, Inc., Ally Bank and CitiGroup Global Markets Inc. as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Inc., Wells Fargo Bank, National Associations. and GE Capital Markets, Inc., as joint lead arrangers, and Merrill Lynch, Pierce, Fenner & Smith Inc., Well Fargo Bank, National Association, GE Capital Markets, Inc., PNC Bank, National Association and CitiGroup Global Markets, Inc., as joint bookrunners, together with all related agreements, in each case as amended, supplemented, otherwise modified, refinanced or replaced from time to time.

“CSC” means Corporation Service Company.

“CSC Service Agreement” means any agreement between a Sears Party and CSC in the forms attached hereto as Exhibit 23.

“Custodian” means the entity specified in Exhibit 18 (together with its successors and assigns permitted under the terms of the Escrow Arrangements).

“Deposit” shall have the meaning given to it in Section 9.02(n).

“Depositor” shall have the meaning given to it in the introductory paragraph.

“Depositor Independent Director” shall have the meaning given to it in Section 9.02(e)(1).

“Designated Assets” shall have the meaning given to it in Section 6.02.

“Distribute” or “Distribution” means to fund any dividend, equity repurchase, intercompany loan or capital contribution.

AGREEMENT – Page 3

“ERISA” shall have the meaning given to it in the recitals.

“ERISA Lien” shall have the meaning given to it in Section 6.09.

“Escrow Arrangements” shall have the meaning given to it in Section 9.02(b).

“Exhibits” means the exhibits listed on Pages iv and v of this Agreement.

“Final and Non-Appealable Order” means an order or judgment entered by a court of competent jurisdiction: (a) that has not been reversed, stayed, modified, amended, revoked, varied or set aside, and as to which (i) any right to appeal or seek certiorari, review, reargument, stay or rehearing has been waived, or (ii) the time to appeal or seek certiorari, review, reargument, stay or rehearing has expired and no appeal or petition for certiorari, review, reargument, stay or rehearing is pending; or (b) as to which an appeal has been taken or petition for certiorari, review, reargument, stay or rehearing has been filed, and (i) such appeal or petition for certiorari, review, reargument, stay or rehearing has been resolved by the highest court to which the order or judgment was appealed or from which certiorari, review, reargument, stay or rehearing was sought, and (ii) the time to appeal further or seek certiorari, review, reargument, stay or rehearing has been waived or expired and no such further appeal or petition for certiorari, review, reargument, stay or rehearing is pending, provided, however, that no order or judgment will fail to be a “Final and Non-Appealable Order” hereunder solely because of the possibility that a motion pursuant to Section 502(j) or 1144 of the Bankruptcy Code, Rule 59 or 60 of the Federal Rules of Civil Procedure or Rule 9024 of the Federal Rules of Bankruptcy Procedure may be filed with respect to such order or judgment.

“Final Injunction Order” shall have the meaning given to it in Section 5.04(c).

“Forbearance” and “Forbear” shall each have the meaning given to it in Section 7.02.

“Forbearance Termination Event” shall have the meaning given to it in Section 7.06(a).

“Foreclose” and “Foreclosure” shall have the meanings given to them in Section 6.08(a).

“Holder” shall have the meaning given to it in Section 2.03(d).

“Impaired REMIC Property” shall have the meaning given to it in Section 2.03(k).

“Impaired REMIC Property Value” shall have the meaning given to it in Section 2.03(k).

“Indebtedness” means, with respect to any Person, (a) all Primary Indebtedness and (b) all Third Party Indebtedness.

“Indenture Amendment Covenant” shall have the meaning given to it in Section 4.04(a)(2).

“Independent Directors” means the Depositor Independent Director and the SRC O.P. Independent Director.

AGREEMENT – Page 4

“Involuntary Bankruptcy Event” means commencement of an involuntary bankruptcy case or similar proceeding (including without limitation appointment of a receiver or other custodian or required winding up or liquidation) with respect to the Company or any of its Material Subsidiaries that is not dismissed or vacated within 60 days after commencement thereof.

“IP 2006 Bankruptcy Opinion” means the 22-page legal opinion letter issued by IP Subsidiary Counsel on May 18, 2006 in connection with the IP Notes transaction.

“IP Assets” means all of the IP Subsidiary’s (i) trademarks and intellectual property licenses (including those related to Kenmore, Craftsman and Diehard and those identified on Exhibit 10-B hereto), and (ii) rights under ancillary agreements to which it is party, all of the foregoing under clauses (i) and (ii) whether currently owned or after-acquired.

“IP Bring-Down Opinion” shall have the meaning given to it in Section 9.02(k).

“IP Existing Liens” shall have the meaning given to it in Section 4.05(b)(6).

“IP Independent Manager” shall have the meaning given to it in Section 9.02(j)(1).

“IP Note Liens” means the liens on the IP Assets and the proceeds thereof that secure the IP Notes.

“IP Notes” means the KCD IP, LLC Asset-Backed Notes issued by the IP Subsidiary in the aggregate face amount of $1,800,000,000, which are secured by the IP Note Liens.

“IP Notes Indenture” means that certain Indenture dated as of May 18, 2006, between IP Subsidiary and U.S. Bank National Association, which governs the IP Notes (such indenture, as amended, supplemented or otherwise modified, but only to the extent such amendments, supplements or other modifications (i) occur prior to the Closing Date and are disclosed in writing to PBGC prior to the Closing Date or (ii) are permitted by the Indenture Amendment Covenant).

“IP Springing Lien Conditions” shall have the meaning given to it in Section 6.03.

“IP Subsidiary” shall have the meaning given to it in the introductory paragraph.

“IP Subsidiary Counsel” means Mayer Brown LLP, formerly known as Mayer, Brown, Rowe & Maw LLP.

“IP Subsidiary Operating Agreement” means the Limited Liability Company Operating Agreement of the IP Subsidiary, dated as of May 18, 2006.

“Lessee” shall have the meaning given to it in the introductory paragraph.

“Limited License” means the limited license of intellectual property granted in connection with the Credit Facility, the Secured Notes or other secured Indebtedness to the lenders thereunder, the holders thereof and/or any applicable collateral agents thereunder of a customary kind and nature in order to facilitate a liquidation of their collateral.

AGREEMENT – Page 5

“Management Agreement” means that certain Management Agreement attached hereto at Exhibit 23 and executed on the Closing Date.

“Master Lease” means that certain Master Lease Agreement, dated as of November 24, 2003, between SRC Trust, SRC O.P. and SRC R.E. as lessors, and Lessee (as amended, supplemented or otherwise modified, but only to the extent such amendments, supplements or other modifications (i) occur prior to the Closing Date and are disclosed in writing to PBGC prior to the Closing Date or (ii) are permitted by the REMIC Amendment Covenant).

“Master Lease Amendment” means that certain First Amendment to the Master Lease Agreement attached hereto at Exhibit 2 and executed on the Closing Date.

“Material Subsidiary” means any direct or indirect Subsidiary (i) for which the Company’s share (determined on a pro rata basis by reference to the portion of the equity of such Subsidiary held directly or indirectly by the Company) of the assets of such Subsidiary and its direct and indirect Subsidiaries, taken as a consolidated whole, constitutes more than 5% of the assets of the Company and its direct and indirect Subsidiaries, taken as a consolidated whole, (ii) which is the Depositor, a RE Subsidiary, the IP Subsidiary or Sears Re or (iii) which is a direct or indirect parent of the Depositor, a RE Subsidiary, the IP Subsidiary or Sears Re.

“Material Transaction” shall have the meaning given to it in Section 7.06(b).

“Member” shall have the meaning given to it in the introductory paragraph.

“Mortgage Loans” shall have the meaning given to in Section 2.03(b).

“Noncompliance Notice” shall have the meaning given to it in Section 10.02.

“Ordinary Course of Business” means the usual transactions, customs and practices of the Company or its relevant Subsidiary, as applicable, of a kind, amount, and nature as common before the Closing Date.

“Other Company Subsidiaries” means all direct and indirect Subsidiaries of the Company other than the Depositor, the RE Subsidiaries, the IP Subsidiary, the Lessee and the Member.

“Parties” or “Party” shall have the meaning given it in the introductory paragraph.

“PBGC” shall have the meaning given to it in the introductory paragraph.

“PBGC Demand Letter” shall have the meaning given to it in Section 6.08(a)(2).

“PBGC IP Perfection Documents” shall have the meaning given to it in Section 9.02(h).

“PBGC Mortgages” shall have the meaning given to it in Section 9.02(d).

“PBGC Perfection Documents” shall have the meaning given to it in Section 6.07(e).

AGREEMENT – Page 6

“PBGC RE Perfection Documents” shall have the meaning given to it in Section 9.02(c).

“PBGC UBL Claims” shall have the meaning given to it in Section 6.04.

“Pension Plan” shall have the meaning given to it in the recitals.

“Person” means an individual, group, partnership, limited partnership, limited liability company, corporation, trust (including any statutory trust), governmental unit or other entity.

“Plan Administrator” shall have the meaning given to it in Section 6.01(d).

“Pledge” means to pledge, hypothecate, or grant a lien, security interest or other financial encumbrance, or to permit to exist any such lien, security interest or other financial encumbrance.

“Pooling and Servicing Agreement” means that certain Pooling and Servicing Agreement, dated as of November 24, 2003, among the Depositor, the Lessee, as document custodian, master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (as amended, supplemented or otherwise modified, but only to the extent such amendments, supplements or other modifications (a) occur prior to the Closing Date and are disclosed to PBGC in writing prior to the Closing Date or (b) are permitted by the REMIC Amendment Covenant).

“Primary Indebtedness” means, with respect to any Person, (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all capital lease obligations and all synthetic lease obligations, (d) all obligations, contingent or otherwise, of such Person as an account party in respect of financial guarantees, letters of credit, letters of guarantee, surety bonds and other similar instruments, and (e) all attributable indebtedness arising under sale lease-back transactions.

“Prohibited Sears Re Obligation” shall have the meaning given to it in Section 2.02(k).

“RE Bring-Down Opinion” shall have the meaning given to it in Section 9.02(g).

“RE Subsidiaries” means SRC O.P., SRC R.E., SRC Trust, and SRC Holdings.

“RE Subsidiaries Permitted Transfers” shall have the meaning given to it in Section 3.05(a)(5).

“REIT Transaction” means the transactions described in the Registration Statement on Form S-11 filed with the Securities and Exchange Commission by Seritage Growth Properties and declared effective on June 9, 2015, and any transactions related thereto.

“REMIC” means a “real estate mortgage investment conduit” within the meaning of 26 U.S.C. § 860D.

“REMIC 2003 Bankruptcy Opinion” means the 66-page legal opinion letter issued by REMIC Counsel on November 24, 2003 in connection with the REMIC Transaction.

AGREEMENT – Page 7

“REMIC Amendment Covenant” shall have the meaning given to it in Section 3.04(e).

“REMIC Certificates” means the SRC Commercial Mortgage Trust 2003-1 Mortgage Pass-Through Certificates in the aggregate face amount of $1,312,416,000 (as amended, supplemented or otherwise modified, but only to the extent such amendments, supplements or other modifications (a) occur prior to the Closing Date and are disclosed in writing to PBGC prior to the Closing Date or (b) are permitted by the REMIC Amendment Covenant) backed by the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

“REMIC Counsel” means Mayer Brown LLP, formerly known as Mayer, Brown, Rowe & Maw LLP.

“REMIC Existing Liens” shall have the meaning given to it in Section 3.05(h)(2).

“REMIC Issuer” means SRC Commercial Mortgage Trust 2003-1.

“REMIC Mortgages” shall have the meaning given to it in Section 2.03(b).

“REMIC Properties” shall have the meaning given to it in Section 2.03(b).

“REMIC Structure” means the RE Subsidiaries established and maintained in accordance with the REMIC Transactional Documents to effectuate and preserve the REMIC Transaction.

“REMIC Transaction” means the transactions contemplated and effectuated by the REMIC Transactional Documents, which resulted in, inter alia, the securitization and issuance of the REMIC Certificates.

“REMIC Transactional Documents” means the REMIC Certificates, the agreements underlying the Mortgage Loans, the Master Lease, the Site Leases (as defined in the Master Lease), the Pooling and Servicing Agreement, and the agreements and other documents related thereto (each, as amended, supplemented or otherwise modified, but only to the extent such amendments, supplements or other modifications (i) occur prior to the Closing Date and are disclosed to PBGC in writing prior to the Closing Date or (ii) are permitted by the REMIC Amendment Covenant).

“Sears Parties” shall have the meaning given to it in the introductory paragraph.

“Sears Re” means Sears Reinsurance Company, Ltd., a Bermuda Class 3 insurer.

“Sears Re Instruction Letter” shall have the meaning give to it in Section 9.02(i).

“Secured Notes” means the 6 5/8% Senior Secured Notes due 2018 issued by the Company pursuant to that certain Indenture, dated as of October 12, 2010, among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent, together with all related agreements, in each case as amended, supplemented, otherwise modified, refinanced or replaced from time to time.

“Secured Obligations” shall have the meaning given to it in Section 6.04.

AGREEMENT – Page 8

“Specified Shareholders” means ESL Investments, Inc., Fairholme Capital Management, LLC and their respective Affiliates and managed funds, together with the Company’s officers and directors as of the date of determination (and, if different, those officers and directors within the prior 6 months as well).

“Springing Lien” shall have the meaning given to it in Section 6.02.

“Springing Lien Event” shall have the meaning given to it in Section 6.01.

“SRC Holdings” shall have the meaning given to it in the introductory paragraph.

“SRC R.E.” shall have the meaning given to it in the introductory paragraph.

“SRC O.P.” shall have the meaning given to it in the introductory paragraph.

“SRC O.P. Independent Director” shall have the meaning given to it in Section 9.02(e)(1).

“SRC Trust” shall have the meaning given to it in the introductory paragraph.

“Subordination Agreement” shall have the meaning given to it in Section 9.02(m).

“Subsidiary” shall mean each Person in the Controlled Group (except the Company), including all of the Company’s direct and indirect subsidiaries listed on Exhibit 1 attached hereto.

“Termination Basis” means the assets and liabilities of the Pension Plan are valued pursuant to ERISA Section 4044 as of a specified actual or assumed termination date.

“Third Party Indebtedness” means, with respect to any Person, (a) all Primary Indebtedness of any other Person secured by any lien on property owned by the reference Person, whether or not the Indebtedness secured thereby has been assumed by the reference Person, and (b) all guarantees by the reference Person of Primary Indebtedness of any other Person.

“Transaction Documents” means this Agreement and all other agreements, instruments and documents related hereto, each as amended, supplemented, or otherwise modified from time to time.

“Transfer” means to sell, transfer, or otherwise dispose.

“UBL” shall have the meaning given to it in Section 6.04.

“UBL Documentation” shall mean PBGC’s supporting documentation relating to its determination of, estimate of, or other calculations relating to the UBL of the Pension Plan (including, but not limited to, its Pension Information Profile relating thereto in locked Excel format).

“Underlying Documents” shall have the meaning given to it in Section 2.01(b).

AGREEMENT – Page 9

“Voluntary Bankruptcy Event” means voluntary commencement (or consent to, including, without limitation, by failure to timely defend against, either involuntary commencement or entry of an order for relief in an involuntary case) of a bankruptcy case or similar proceeding (including, without limitation, appointment of a receiver or other custodian or general assignment for the benefit of creditors) with respect to the Company or any of its Material Subsidiaries.

1.02. Other Definitional and Interpretive Matters.

(a) Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

Exhibits. The Exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. Any references to the “Agreement” herein shall include the Exhibits hereto. Each capitalized term used in any Exhibit but not otherwise defined therein has the meaning ascribed thereto in this Agreement.

Herein. The words such as “herein,” “hereinafter,” “hereof,” “hereto” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

Including. The word “including” or any variation thereof means (unless the context of its usage requires otherwise) “including, but not limited to,” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

Singular/Plural. Unless specifically otherwise provided herein or the context otherwise requires, the singular includes the plural and the plural the singular.

(b) The Parties have participated jointly and collectively in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly and collectively drafted by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SEARS PARTIES

2.01. General.

(a) The Company represents and warrants to PBGC that, as of the Closing Date, (i) Exhibit 1 contains a full, complete, and accurate list of all of the Company’s Subsidiaries, and (ii) except for the Company and such Subsidiaries, there are no other members of the Company’s Controlled Group.

(b) The Company represents and warrants to PBGC that, as of the Closing Date, the Company has provided PBGC with the most recent and complete version of any and all agreements, indentures, appraisals, leases, articles, governance documents, or other documents of

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any kind or nature that are referred to on Exhibit 2 attached hereto, including all amendments thereto (collectively, the “Underlying Documents”); provided that the Parties explicitly recognize and agree that the list of Underlying Documents provided on the form of Exhibit 2 on the Closing Date is a preliminary list only; provided further that the Company covenants to PBGC that the Company will engage in good-faith, expeditious post-Closing negotiations with PBGC to finalize an agreed-upon list of Underlying Documents that, once agreed-upon by the Company and PBGC, will be deemed to be in full force and effect as of the Closing Date and not subject to further modification.

(c) Subject to Section 2.01(b), the Company represents and warrants to PBGC that, as of the Closing Date, no changes, waivers, or amendments to the Underlying Documents were made between September 4, 2014 and the Closing Date, except as otherwise identified on Exhibit 2.

2.02. Existence, Power, and Execution.

(a) Sears Holdings Corporation. The Company represents and warrants to PBGC that, as of the Closing Date: (i) it is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware; (ii) it has the legal power and right to enter into and perform the obligations contained in this Agreement, and to perform the transactions contemplated hereby; (iii) the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of the Company’s organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to the Company as a party in interest or any laws applicable to the Company; (iv) to the Company’s knowledge, the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of any material agreement or instrument to which the Company is a party or by which the Company is bound; and (v) the execution, delivery, and performance of this Agreement and the transactions contemplated hereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of the Company.

(b) SRC Depositor Corporation. The Depositor represents and warrants to PBGC that, as of the Closing Date: (i) it is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware; (ii) it has the legal power and right to enter into and perform the obligations contained in this Agreement, and to perform the transactions contemplated hereby; (iii) the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of the Depositor’s organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to the Depositor as a party in interest or any laws applicable to the Depositor; (iv) to the Depositor’s knowledge, the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of any material agreement or instrument to which the Depositor is a party or by which the Depositor is bound; (v) the execution, delivery, and performance of this Agreement and the transactions contemplated hereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of the Depositor, and (vi) Exhibit 3-B accurately sets forth: (A) the organizational identification number of the Depositor or, if the Depositor does not have an organizational identification number, a statement that it has none; and (B) the chief executive office of the Depositor.

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(c) SRC O.P. Corporation. SRC O.P. represents and warrants to PBGC that, as of the Closing Date: (i) it is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware; (ii) it has the legal power and right to enter into and perform the obligations contained in this Agreement, and to perform the transactions contemplated hereby; (iii) the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of SRC O.P.’s organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to SRC O.P. as a party in interest or any laws applicable to SRC O.P.; (iv) to SRC O.P.’s knowledge, the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of any material agreement or instrument to which SRC O.P. is a party or by which SRC O.P. is bound; (v) the execution, delivery, and performance of this Agreement and the transactions contemplated hereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of SRC O.P.; and (vi) it is the sole owner participant (beneficiary) of SRC Trust.

(d) SRC Real Estate (TX), LP. SRC R.E. represents and warrants to PBGC that, as of the Closing Date: (i) it is a limited partnership duly organized, validly existing, and in good standing under the laws of the state of Delaware; (ii) it has the legal power and right to enter into and perform the obligations contained in this Agreement, and to perform the transactions contemplated hereby; (iii) the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of SRC R.E.’s organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to SRC R.E. as a party in interest or any laws applicable to SRC R.E.; (iv) to SRC R.E.’s knowledge, the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of any material agreement or instrument to which SRC R.E. is a party or by which SRC R.E. is bound; and (v) the execution, delivery, and performance of this Agreement and the transactions contemplated hereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of SRC R.E.

(e) SRC Real Estate Holdings (TX), LLC. SRC Holdings represents and warrants to PBGC that, as of the Closing Date: (i) it is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Delaware; (ii) it has the legal power and right to enter into and perform the obligations contained in this Agreement, and to perform the transactions contemplated hereby; (iii) the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of SRC Holdings’ organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to SRC Holdings as a party in interest or any laws applicable to SRC Holdings; (iv) to SRC Holdings’ knowledge, the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of any material agreement or instrument to which SRC Holdings is a party or by which SRC Holdings is bound; and (v) the execution, delivery, and performance of this Agreement and the transactions contemplated hereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of SRC Holdings.

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(f) SRC Facilities Statutory Trust No. 2003-A. SRC Trust represents and warrants to PBGC that, as of the Closing Date: (i) it is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; (ii) it has the legal power and right to enter into and perform the obligations contained in this Agreement, and to perform the transactions contemplated hereby; (iii) the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of SRC Trust’s organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to SRC Trust as a party in interest or any laws applicable to SRC Trust; (iv) to SRC Trust’s knowledge, the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of any material agreement or instrument to which SRC Trust is a party or by which SRC Trust is bound; and (v) the execution, delivery, and performance of this Agreement and the transactions contemplated hereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of SRC Trust.

(g) Sears, Roebuck and Co. Lessee represents and warrants to PBGC that, as of the Closing Date: (i) it is a corporation duly organized, validly existing, and in good standing under the laws of the state of New York; (ii) it has the legal power and right to enter into and perform the obligations contained in this Agreement, and to perform the transactions contemplated hereby; (iii) the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of Lessee’s organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to Lessee as a party in interest or any laws applicable to Lessee; (iv) to Lessee’s knowledge, the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of any material agreement or instrument to which Lessee is a party or by which Lessee is bound; and (v) the execution, delivery, and performance of this Agreement and the transactions contemplated hereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of Lessee.

(h) KCD, IP, LLC. IP Subsidiary represents and warrants to PBGC that, as of the Closing Date: (i) it is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Delaware; (ii) it has the legal power and right to enter into and perform the obligations contained in this Agreement, and to perform the transactions contemplated hereby; (iii) the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of IP Subsidiary’s organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to IP Subsidiary as a party in interest or any laws applicable to IP Subsidiary; (iv) to IP Subsidiary’s knowledge, the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of any material agreement or instrument to which IP Subsidiary is a party or by which IP Subsidiary is bound; (v) the execution, delivery, and performance of this Agreement and the transactions contemplated hereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of IP Subsidiary; and (vi) Exhibit 10-A accurately sets forth: (A) the organizational identification number of IP Subsidiary or, if IP Subsidiary does not have an organizational identification number, a statement that it has none; and (B) the chief executive office of IP Subsidiary.

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(i) Sears Brands, LLC. Member represents and warrants to PBGC that, as of the Closing Date: (i) it is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Illinois; (ii) it has the legal power and right to enter into and perform the obligations contained in this Agreement, and to perform the transactions contemplated hereby; (iii) the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of Member’s organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to Member as a party in interest or any laws applicable to Member; (iv) to Member’s knowledge, the consummation of the transactions contemplated by this Agreement will not violate or be in conflict with any provisions of any material agreement or instrument to which Member is a party or by which Member is bound; (v) the execution, delivery, and performance of this Agreement and the transactions contemplated hereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of Member; and (vi) it is the sole member of IP Subsidiary.

(j) Other Company Subsidiaries. The Company represents and warrants to PBGC that, as of the Closing Date: (i) each Other Company Subsidiary is a legal entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; (ii) each Other Company Subsidiary has the legal power and right to enter into and perform the obligations contained in the Subordination Agreement and any other Transaction Document to which it is a party and to perform the transactions contemplated thereby; (iii) the consummation of the transactions contemplated thereby will not violate or be in conflict with any provisions of any Other Company Subsidiary’s organizational documents or any judgment, decree, order, statute, rule, or regulation applicable to any Other Company Subsidiary as a party in interest or any laws applicable to any Other Company Subsidiary; (iv) to the Company’s knowledge, the consummation of the transactions contemplated by the Subordination Agreement and any and all other such Transaction Documents will not violate or be in conflict with any provisions of any material agreement or instrument to which any Other Company Subsidiary is a party or by which any Other Company Subsidiary is bound; and (v) the execution, delivery, and performance by each Other Company Subsidiary of the Subordination Agreement and any other Transaction Document to which it is a party and the transactions contemplated thereunder are duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on its part.

(k) Sears Re Claims. Each of the Depositor, the RE Subsidiaries and the IP Subsidiary represents and warrants to PBGC that, as of the Closing Date, it does not have any obligations of any kind to Sears Re except to the extent arising under the IP Notes, the IP Notes Indenture or any agreements or other documents related thereto; provided however that if any obligation of a kind or nature that would cause such representation and warranty to be untrue (“Prohibited Sears Re Obligation”) is subsequently found to have existed as of the Closing Date, it shall not constitute a breach of this Section 2.02(k) if the Company causes such obligation to be discharged or subordinated in right of payment to those obligations owed to PBGC as set forth in the Subordination Agreement promptly, but in any event within ten (10) Business Days, after such obligation is discovered by the Company.

(l) PBGC agrees that, if the Closing occurs, PBGC shall not assert that anything disclosed in writing to it by the Company in connection with, or during the course of,

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the negotiation and entry into the Term Sheet or this Agreement prior to the Closing Date constitutes a breach of the representations or warranties set forth in Clause (iv) of any of Paragraphs (a) through (j) of this Section 2.02.

2.03. REMIC Securitization. The Company represents and warrants to PBGC the following as of the Closing Date:

(a) The ownership chart attached hereto as Exhibit 3-A is a true, complete, and accurate representation of the Sears Parties’ ownership structure as it relates to the Depositor and the RE Subsidiaries.

(b) The Depositor has made loans (the “Mortgage Loans”) to the RE Subsidiaries secured by, inter alia, mortgages on, and assignments of leases pertaining to, all of the real properties owned, ground-leased or sub-ground-leased by the RE Subsidiaries (except as set forth on Exhibit 27) (the “REMIC Mortgages”; all real properties currently owned, ground-leased or sub-ground-leased by each RE Subsidiary or the Depositor, together with all real properties after-acquired or subsequently ground-leased or sub-ground-leased by each RE Subsidiary or the Depositor, the “REMIC Properties”).

(c) The Depositor’s interests in the Mortgage Loans have been assigned to the REMIC Issuer, which in turn issued the REMIC Certificates backed by the pool of Mortgage Loans pursuant to the Pooling and Servicing Agreement.

(d) All regular interest REMIC Certificates, as more fully described in sections 2.07 and 6.01 of the Pooling and Servicing Agreement, are held by the Subsidiaries identified on Exhibit 4 (each such identified Subsidiary, a “Holder”), and will be held by such Holders immediately prior to the transfer of the regular interest REMIC Certificates to the Depositor at Closing pursuant to Section 9.02(b) of this Agreement.

(e) The residual interest Class R REMIC Certificate, as more fully described in sections 2.07 and 6.01 of the Pooling and Servicing Agreement, is held by the Depositor.

(f) The RE Subsidiaries own, ground-lease or sub-ground-lease all of the REMIC Properties, which are subject to the Master Lease. SRC R.E. owns, ground-leases or sub-ground-leases each of the REMIC Properties situated in Texas. SRC O.P., either directly or through its beneficial interest in SRC Trust, owns, ground-leases or sub-ground-leases each of the REMIC Properties situated in Maryland. SRC Trust owns, ground-leases, or sub-ground-leases each of the REMIC Properties situated in jurisdictions other than Texas or Maryland.

(g) Each of the RE Subsidiaries and the Depositor is in material compliance with each of its respective organizational documents; provided that PBGC agrees that, if the Closing occurs, PBGC shall not assert that anything disclosed in writing to it by the Company in connection with, or during the course of, the negotiation and entry into the Term Sheet or this Agreement prior to the Closing Date constitutes a breach of the representations set forth in this Clause (g).

(h) To the Company’s knowledge, none of the parties to the REMIC Transactional Documents is in default thereunder, nor does an event of default exist thereunder;

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provided that PBGC (1) acknowledges to the Company that, to PBGC’s knowledge, none of the parties to the REMIC Transactional Documents is in default thereunder and no event of default exists thereunder and (2) agrees that, if the Closing occurs, PBGC shall not assert that anything disclosed in writing to it by the Company in connection with, or during the course of, the negotiation and entry into the Term Sheet or this Agreement prior to the Closing Date constitutes a breach of the representations set forth in this Clause (h).

(i) Except as set forth on Exhibit 24, there are no default waivers under the REMIC Transactional Documents.

(j) Exhibit 5 contains a full, complete, and accurate list of all of the sales, substitutions, Transfers or Distributions of any REMIC Properties by the RE Subsidiaries from and after October 1, 2014 until the Closing Date.

(k) Exhibit 6 contains a full, complete, and accurate list of all REMIC Existing Liens as of the Closing Date that are permitted under this Agreement solely as a result of Section 3.05(h)(2) and not pursuant to Section 3.05(h)(1); provided that (1) the failure by the Company to include on Exhibit 6 any REMIC Existing Lien required to be so included pursuant to this Section 2.03(k) shall not constitute a breach of this Agreement, a Forbearance Termination Event or a Springing Lien Event so long as: (A) within 50 days following delivery of notice of such failure by PBGC to the Company, the Company causes either (i) such REMIC Existing Lien to be released or (ii) the REMIC Property subject to such REMIC Existing Lien (the “Impaired REMIC Property”) to be substituted for other real property of equal or greater value pursuant to Section 3.05(c)(2); (B) for the purposes of such substitution, the value of the Impaired REMIC Property is determined solely by reference to the appraisal required by Section 3.05(c)(2); and (C) such appraisal expressly assumes that the Impaired REMIC Property is not encumbered by such REMIC Existing Lien (such appraised value, using such assumption, the “Impaired REMIC Property Value”); provided further that, (2) (A) the Impaired REMIC Property Value shall count towards the $50 million substitution limit established by section 1 of the Master Lease Amendment; but (B) such substitution shall not constitute a breach of section 1 of the Master Lease Amendment should such substitution cause the total aggregate value of the properties referenced therein to exceed $50 million at the time of such substitution.

(l) Exhibit 7 contains a full, complete, and accurate list of all REMIC Properties owned, ground-leased or sub-ground-leased by any of the RE Subsidiaries or the Depositor as of the Closing Date, inclusive of a listing of agreed property values for purposes of Section 3.05(a).

(m) The full details of the current director insurance and compensation packages to which the Independent Directors will be beneficiaries are set forth at Exhibit 17.

2.04. REMIC Organizational Documents.

(a) Representations and Warranties. The Company represents and warrants to PBGC the following as of the Closing Date:

(1) The organizational documents of the Depositor and each RE Subsidiary provide that each has been, and shall continue to be, operated as a special purpose

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entity consistent with the special purpose vehicle provisions of such organizational documents (including, without limitation, provisions intended to ensure and preserve the bankruptcy-remoteness of each such entity) and the prior opinions provided by REMIC Counsel including the REMIC 2003 Bankruptcy Opinion.

(2) The Certificate of Incorporation of SRC O.P. provides that (A) at least one director of SRC O.P. shall be an individual fully-independent of the Company, and (B) a Bankruptcy Action (as defined in such Certificate of Incorporation) by SRC O.P. is permissible only with the unanimous affirmative vote of all of the directors of SRC O.P., including the consent of such independent director.

(3) The Certificate of Incorporation of the Depositor provides that (A) at least one director of the Depositor shall be an individual fully-independent of the Company, and (B) a Bankruptcy Action (as defined in such Certificate of Incorporation) by the Depositor is permissible only with the unanimous affirmative vote of all of the directors of the Depositor, including the consent of such independent director.

(4) The organizational documents of SRC Holdings provide that, so long as a REMIC Mortgage remains outstanding with respect to a REMIC Property owned by SRC Holdings, a Bankruptcy Action (as defined in such organizational documents) by SRC Holdings is permissible only with the consent of the Depositor and the unanimous affirmative consent of SRC Trust and SRC O.P. (including the consent of the independent director of SRC O.P).

(5) The organizational documents of SRC R.E. provide that, so long as a REMIC Mortgage remains outstanding with respect to a REMIC Property owned, ground-leased, or sub-ground-leased by SRC R.E., a Bankruptcy Action (as defined by such organizational documents) by SRC R.E. is permissible only with the consent of the Depositor and the unanimous affirmative consent of SRC Holdings, SRC Trust, and SRC O.P. (including the consent of the independent director of SRC O.P.).

2.05. IP Securitization. The Company represents and warrants to PBGC the following as of the Closing Date:

(a) The Member is the sole member of the IP Subsidiary.

(b) The IP Subsidiary has issued the IP Notes secured by the IP Note Liens on the IP Assets.

(c) All IP Notes are held by Sears Re.

(d) The IP Subsidiary is in material compliance with its organizational documents; provided that PBGC agrees that, if the Closing occurs, PBGC shall not assert that anything disclosed in writing to it by the Company in connection with, or during the course of, the negotiation and entry into the Term Sheet or this Agreement prior to the Closing Date constitutes a breach of the representations set forth in this Clause (d).

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(e) To the Company’s knowledge, none of the parties to the IP Notes or the IP Notes Indenture is in default thereunder, nor does an event of default exist thereunder; provided that PBGC (1) acknowledges to the Company that, to PBGC’s knowledge, none of the parties to the IP Notes or the IP Notes Indenture is in default thereunder and no event of default exists thereunder and (2) agrees that, if the Closing occurs, PBGC shall not assert that anything disclosed to it in writing by the Company in connection with, or during the course of, the negotiation and entry into the Term Sheet or this Agreement prior to the Closing Date constitutes a breach of the representations set forth in this Clause (e).

(f) There are no default waivers under the IP Notes or the IP Notes Indenture.

(g) Exhibit 8 contains a full, complete, and accurate list of all sales, substitutions, Transfers or Distributions of any IP Assets out of the IP Subsidiary from and after October 1, 2014 until the Closing Date.

(h) Exhibit 9 contains a full, complete, and accurate list of all IP Existing Liens that are permitted under this Agreement solely as a result of Section 4.05(b)(6) and not pursuant to any other provision of Section 4.05(b).

(i) The IP Assets owned by the IP Subsidiary as of the Closing Date include the trademark registrations and applications identified on Exhibit 10-B.

(j) The full details of the current director insurance and compensation packages to which the IP Independent Manager will be a beneficiary are set forth at Exhibit 17.

2.06. IP Organizational Documents.

(a) Representations and Warranties. The Company represents and warrants to PBGC the following as of the Closing Date:

(1) The organizational documents of the IP Subsidiary provide that the IP Subsidiary has been, and shall continue to be, operated as a special purpose entity consistent with the special purpose vehicle provisions of the organizational documents of the IP Subsidiary (including, without limitation, provisions intended to ensure and preserve the bankruptcy-remoteness of such entity) and the prior opinions provided by IP Subsidiary Counsel including the IP 2006 Bankruptcy Opinion.

(2) The IP Subsidiary Operating Agreement provides that at least one Manager (as defined in the IP Subsidiary Operating Agreement) of the IP Subsidiary shall be an individual meeting the requirements of an Independent Manager (as defined in the IP Subsidiary Operating Agreement).

(3) The IP Subsidiary Operating Agreement provides that a filing of a bankruptcy petition by the IP Subsidiary, or consent to the institution of bankruptcy proceedings against the IP Subsidiary, is permissible only with the prior written consent of the Member and the Board (each as defined in the IP Subsidiary Operating Agreement) (including the IP Independent Manager).

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ARTICLE III

PLAN PROTECTION TRANSACTION: REMIC ASSETS

3.01. Maintenance of REMIC Structure. The Company, the Depositor and each of the RE Subsidiaries agree to maintain the existing REMIC Structure as contemplated by the REMIC Transactional Documents (other than the Transfers contemplated by this Agreement).

3.02. Delivery of Additional Regular Interest REMIC Certificates. If on or after the Closing Date any additional regular interest REMIC Certificates are issued or the Company or any of its Subsidiaries acquires any additional regular interest REMIC Certificates from the Depositor or any other Person, (a) the Company shall (or shall cause such Subsidiary to, as applicable), promptly (but in no circumstances later than ten (10) Business Days) after any such issuance or acquisition, transfer ownership of such additional regular interest REMIC Certificates to the Depositor and (b) the Depositor shall promptly (but in no circumstances later than two (2) Business Days) after such transfer, deliver such certificates, together with undated instruments of transfer, to the Custodian or, if prior to the appointment of the Custodian, PBGC’s designated agent to be held in escrow on behalf of PBGC in accordance with the Escrow Arrangements.

3.03. Independent Directors’ Insurance Coverage and Compensation; Covenants Regarding Replacement; Voting.

(a) Each Independent Director appointed pursuant to this Agreement shall (i) receive coverage from the Depositor’s or the applicable RE Subsidiary’s (as applicable) directors’ and officers’ liability policies of insurance to the same extent as each other director and (ii) be paid and receive all other benefits at the same levels and amounts as the other directors of the entity for whom such Independent Director serves (and at the sole expense of such entity).

(b) Each of the Company and the Depositor hereby covenants to PBGC and agrees that it will not seek to remove the existing Depositor Independent Director or appoint any successor Depositor Independent Director unless the existing Depositor Independent Director is promptly replaced by a successor Depositor Independent Director set forth on Exhibit 17 hereto or otherwise expressly approved in advance in writing by PBGC. Each of the Company and SRC O.P. hereby covenants to PBGC and agrees that it will not seek to remove the existing SRC O.P. Independent Director or appoint any successor SRC O.P. Independent Director unless the existing SRC O.P. Independent Director is promptly replaced by a successor SRC O.P. Independent Director set forth on Exhibit 17 hereto or otherwise expressly approved in advance in writing by PBGC. The Parties agree that a termination by CSC of the CSC Service Agreement for either Independent Director shall not constitute a breach of this Section 3.03(b) by the Company, the Depositor, or SRC O.P. (as applicable) so long as a successor Independent Director is promptly appointed in accordance with this Section 3.03(b).

(c) Any Independent Director shall be entitled to vote solely on:

(1) the authorization of Depositor or SRC O.P. (as applicable) to enter into the Agreement or any other Transaction Document;

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(2) the commencement of a Voluntary Bankruptcy Event or a Transfer, Pledge or Distribution of all or substantially all of the assets of the entity as to which such person is an Independent Director;

(3) any amendment to the organizational documents of the entity as to which such person is an Independent Director; and

(4) any action which, in the Independent Director’s reasonable judgment, may impair the special purpose nature or the bankruptcy-remoteness of any of the Depositor or the RE Subsidiaries (as applicable) in any material respect, or would otherwise be in breach of any provisions set forth in any Transaction Document.

3.04. REMIC Covenants. Each of the RE Subsidiaries and the Depositor covenants to PBGC and agrees that it will not (except as expressly permitted by this Agreement):

(a) incur or guarantee any Indebtedness;

(b) Transfer any of the Designated Assets;

(c) Distribute any of the Designated Assets;

(d) Pledge any of the Designated Assets;

(e) amend in any manner materially adverse to PBGC’s interests (i) the organizational documents of the Depositor or the RE Subsidiaries or (ii) the REMIC Transactional Documents (all of the foregoing provisions of this Clause (e), the “REMIC Amendment Covenant”); it being understood that a reasonable extension of the expiry of the Master Lease, including any renewal of the Master Lease in accordance with its terms, will be deemed not to be materially adverse to PBGC’s interests;

(f) institute, or consent to the institution of (including, without limitation, by failing to timely defend against), bankruptcy or insolvency proceedings in respect to the Depositor or any of the RE Subsidiaries, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Depositor or any of the RE Subsidiaries or any substantial part of its or their assets, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action;

(g) merge, dissolve, liquidate, or consolidate with or into any other entity or engage in any other business combination with any other entity;

(h) form any subsidiaries;

(i) take any action in violation of the Amended RE Organizational Documents; or

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(j) (i) change its name or organizational identification number (if applicable), or conduct its business operations under any fictitious business name or trade name, (ii) change its type of organization, jurisdiction or organization, or other legal structure except as otherwise expressly permitted hereunder, or (iii) change its chief executive office, in each case unless the applicable entity promptly (and, in any event, within thirty (30) calendar days after such change) notifies PBGC of such change.

3.05. REMIC Covenant Carve-outs. Notwithstanding the covenants and restrictions set forth in Section 3.04, the RE Subsidiaries may:

(a) RE Subsidiaries Permitted Transfers. Sell or transfer up to ten (10) REMIC Properties in aggregate, provided that:

(1) the applicable RE Subsidiary has provided PBGC with thirty (30) calendar days advance written notice of each such sale or transfer;

(2) a Springing Lien Event has not occurred;

(3) the aggregate value, determined solely by reference to the property values listed in Exhibit 7 (the “Closing Date Values”), of all of the REMIC Properties sold or transferred pursuant to this Section 3.05(a) does not exceed $75 million;

(4) during the remainder of the calendar year in which the Closing occurs and the immediately following calendar year, the RE Subsidiaries shall not sell or transfer more than five (5) REMIC Properties per calendar year (or portion thereof) pursuant to this Section 3.05(a), and the aggregate value, determined solely by reference to the Closing Date Values, of all REMIC Properties sold or transferred pursuant to this Section 3.05(a) during either of such calendar years (or portion thereof) shall not exceed $25 million; and

(5) during each subsequent calendar year, the RE Subsidiaries shall not sell or transfer more than five (5) REMIC Properties, and the aggregate value, determined solely by reference to the Closing Date Values, of all REMIC Properties sold or transferred during any such calendar year pursuant to this Section 3.05(a) shall not exceed $35 million (all sales or transfers of REMIC Properties pursuant to this Section 3.05(a), “RE Subsidiaries Permitted Transfers”).

(6) Notwithstanding anything to the contrary in this Section 3.05(a), each sale or transfer by any RE Subsidiary to another RE Subsidiary will constitute a RE Subsidiaries Permitted Transfer but will not count against any numerical limit in this Section 3.05(a) on the number or value of RE Subsidiaries Permitted Transfers.

(b) Parties to REMIC Transactional Documents. Permit (i) the RE Subsidiaries to remain parties to (and the REMIC Properties to remain subject to) the Master Lease and (ii) the RE Subsidiaries and the Depositor to remain parties to (and the REMIC Properties to remain subject to) the other REMIC Transactional Documents.

AGREEMENT – Page 21

(c) Permitted Operation of Master Lease. In the case of the RE Subsidiaries, so long as a Springing Lien Event has not occurred:

(1) take any action required by the Master Lease and the Site Leases (or the applicable ground lease or sub-ground lease);

(2) undertake or permit (A) movement of parts between REMIC Properties, making of improvements to REMIC Properties, and installation of trade fixtures in accordance with Section 9 of the Master Lease; (B) subleases of REMIC Properties subject to the Master Lease in accordance with Section 13(a) of the Master Lease; (C) terminations of the Master Lease with respect to specific REMIC Properties in accordance with Section 14(a) of the Master Lease; (D) substitutions of REMIC Properties subject to the Master Lease in accordance with Sections 11(a) and/or 14(d) of the Master Lease; (E) transactions involving outlots pursuant to Section 14(e) of the Master Lease; (F) transactions pursuant to Section 14(f) of the Master Lease; and (G) sales of REMIC Properties pursuant to Section 16 of the Master Lease; provided that (x) the aggregate value of REMIC Properties sold pursuant to Section 3.05(c)(2)(C), together with the aggregate value of properties sold pursuant to Section 3.05(c)(2)(G), shall not exceed $25 million in any calendar year determined solely by reference to the Closing Date Values (provided that any unused portion thereof with respect to any calendar year may be carried forward to any subsequent calendar year), (y) no substitution of any REMIC Property pursuant to Section 3.05(c)(2)(D) (or otherwise, if any) may occur unless (i) such REMIC Property is substituted for other real property of equal or greater value (determined solely by reference to appraisals effective on or about the date of each such substitution performed at the sole cost of the Sears Parties) which become collateral for Mortgage Loans which back the REMIC Certificates in accordance with the terms of the REMIC Transactional Documents, and (ii) at or before the time of such substitution, the RE Subsidiary making such substitution delivers to the Custodian or, if prior to the appointment of the Custodian, PBGC’s designated agent, to hold on behalf of PBGC pursuant to the Escrow Arrangements, an executed signature page for a PBGC Mortgage and such other PBGC RE Perfection Documents with respect to the newly acquired REMIC Property as would have been required if such newly acquired REMIC Property had been a REMIC Property on the Closing Date, and (z) notwithstanding anything herein to the contrary, no sales by the RE Subsidiaries or Depositor of REMIC Properties (as distinguished from, and not including, movement of parts, subleases, substitutions of REMIC Properties, outlots, or Pledges) may occur unless such sales are either RE Subsidiaries Permitted Transfers or expressly permitted under Sections 3.05(c)(2)(C) or 3.05(c)(2)(G);

(3) permit Lessee to exercise any of its other rights under the Master Lease, except as expressly prohibited or limited in this Agreement.

(d) [Intentionally Omitted.]

(e) [Intentionally Omitted.]

(f) Payments Under REMIC Certificates. Pay (i) third-party servicer and trustee fees in relation to the REMIC Certificates and (ii) principal and interest on the REMIC Certificates in accordance with the Pooling and Servicing Agreement.

(g) REMIC Cash Circulation. So long as a Springing Lien Event has not occurred, Transfer or Distribute cash or cash equivalents, but not REMIC Properties, to the Company or any of its Subsidiaries, but only in a manner generally consistent with the regular cash flow circulation processes employed by the applicable Sears Parties in their Ordinary Course of Business.

AGREEMENT – Page 22

(h) Liens.

(1) incur (A) ordinary course or involuntary liens and encumbrances, including, without limitation, liens securing real estate taxes (which shall be timely extinguished in the Ordinary Course of Business), zoning restrictions, and easements; (B) liens arising under the REMIC Transactional Documents; and (C) liens and encumbrances permitted by the REMIC Transactional Documents; and

(2) permit to exist any liens and encumbrances existing on the Closing Date (such existing liens and encumbrances, the “REMIC Existing Liens”).

3.06. Additional REMIC Covenants.

(a) Lessee covenants to PBGC and agrees that it shall continue to pay all amounts as and when due under the Master Lease and all Site Leases (as defined in the Master Lease) entered into pursuant thereto, subject to any applicable grace periods, with respect to the REMIC Properties and the Mortgage Loans.

(b) Each of the RE Subsidiaries and the Depositor covenants to PBGC and agrees that it shall at all times remain liable for its obligations to PBGC under ERISA and any other applicable law irrespective of whether any direct or indirect Transfer, Pledge or Distribution of the equity or other ownership interests in any RE Subsidiary or the Depositor occurs. With respect to each such Sears Party, such continuing liability hereunder shall survive any such Transfer, Pledge or Distribution as if such Sears Party thereafter remained a member of the Company’s Controlled Group.

(c) Each Sears Party covenants to PBGC and agrees that it shall not cause or allow, and that there will not be, (A) any direct or indirect Transfer or Distribution, or (B) any Pledge, in each case, of the equity or other ownership interests of any RE Subsidiary or the Depositor to any Person other than the Company or any of its Subsidiaries and in any such case, only if (y) such equity or other ownership interests are (or will be) owned by the Company or a Subsidiary organized under the laws of and domiciled in any state of the United States of America or the District of Columbia, and (z) upon giving effect to such Transfer, Distribution, or Pledge, all RE Subsidiaries and the Depositor will remain members of the Company’s Controlled Group.

(d) Each Sears Party covenants to PBGC and agrees that in the event that it is required to (or otherwise) deliver(s) a schedule of liens and encumbrances pertaining to any REMIC Property to any third party, it shall deliver such schedule (including updates) to PBGC promptly following delivery to the applicable third party.

3.07. Transaction Documents Control. In the event that any action or matter is expressly prohibited or limited in any Transaction Document, but is permitted or less limited under the REMIC Transactional Documents, such Transaction Document shall control.

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3.08. Sears Re Claims. Each of the Depositor, the RE Subsidiaries and the IP Subsidiary shall not become obligated to Sears Re except to the extent of obligations arising under the IP Notes, the IP Notes Indenture or any agreements or other documents related thereto; provided however that if any inadvertent or involuntary obligation that would have constituted a Prohibited Sears Re Obligation if in existence on the Closing Date arises after the Closing Date, it shall not constitute a breach of this Section 3.08 if the Company causes such obligation to be discharged or subordinated in right of payment to those obligations owed to PBGC as set forth in the Subordination Agreement promptly, but in any event within ten (10) Business Days after, such obligation is discovered by the Company. Promptly, but in no event greater than five (5) Business Days after PBGC’s written request (such requests not to be made more frequently than quarterly), the Company shall either certify to PBGC that no Prohibited Sears Re Obligations exist to the best knowledge of the Company (whether arising before, on, or after the Closing Date, and whether arising intentionally, inadvertently, or involuntarily) or disclose all Prohibited Sears Re Obligations then existing to the best knowledge of the Company.

3.09. Discovery of Prohibited Sears Re Obligation. Promptly, but in any event within five (5) Business Days after any discovery by the Company of any Prohibited Sears Re Obligation (whether arising prior to the Closing Date or thereafter), the Company shall provide notice of such discovery to PBGC.

ARTICLE IV

PLAN PROTECTION TRANSACTION: IP ASSETS

4.01. Covenants Regarding Replacement. Each of the Company and the Member hereby covenants to PBGC and agrees that it will not seek to remove the existing IP Independent Manager or appoint any successor IP Independent Manager unless the existing IP Independent Manager is promptly replaced by a successor IP Independent Manager set forth on Exhibit 17 hereto or otherwise expressly approved in advance in writing by PBGC. Each of the Company and the Member hereby further covenants to PBGC and agrees that the IP Independent Manager shall be the sole Independent Manager (as such term is defined in the Limited Liability Company Operating Agreement of KCD IP, LLC, as in effect on the Closing Date). The Parties agree that a termination by CSC of the CSC Service Agreement for the IP Independent Manager shall not constitute a breach of this Section 4.01 by the Company or the Member so long as a successor IP Independent Manager is promptly appointed in accordance with this Section 4.01.

4.02. Limitations Upon Voting. Any IP Independent Manager shall be entitled to vote solely on:

(a) the authorization of IP Subsidiary to enter into the Agreement or any other Transaction Document;

(b) the commencement of a Voluntary Bankruptcy Event or a Transfer, Pledge, or Distribution of all or substantially all of the assets of the IP Subsidiary;

(c) any amendment to the organizational documents of the IP Subsidiary; and

(d) any action which, in the IP Independent Manager’s reasonable judgment, may impair the bankruptcy remoteness of the IP Subsidiary in any material respect, or would otherwise be in violation of any provision set forth in any Transaction Document.

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4.03. Insurance Coverage. All IP Independent Managers shall (i) receive coverage from the applicable directors’ and officers’ liability policies of insurance; and (ii) be paid and receive all other benefits at the same level and amount as the other managers of the IP Subsidiary, at the IP Subsidiary’s sole expense.

4.04. IP Covenants.

(a) The Company covenants to PBGC and agrees that it shall not permit the IP Subsidiary to, and the IP Subsidiary covenants to PBGC and agrees (as an independent covenant and solely to the extent that such agreement by the IP Subsidiary does not impair the rights of the holder of the IP Notes thereunder or materially impair the marketability of the IP Notes) that it shall not:

(1) Transfer or Distribute any Designated Assets;

(2) amend in any manner that is materially adverse to the interests of PBGC (i) the organizational documents of the IP Subsidiary (it being understood that, without limitation, any amendments to the sections of the organizational documents identified in Exhibit 25 would be materially adverse to PBGC, and are therefore prohibited) or (ii) the IP Notes Indenture (this Section 4.04(a)(2), the “Indenture Amendment Covenant”);

(3) Pledge any Designated Assets;

(4) institute or consent to the institution of (including, without limitation, by failing to timely defend against) bankruptcy or insolvency proceedings in respect to the IP Subsidiary, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the IP Subsidiary or any substantial part of its assets, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of such action;

(5) incur, assume or guaranty any Indebtedness;

(6) make any expenditure (by long-term or operating lease or otherwise) for any capital assets (either realty or personalty);

(7) merge, dissolve, liquidate or consolidate with or into any other entity or engage in any other business combination with any other entity;

(8) (A) change its name or organizational identification number (if applicable), or conduct its business operations under any fictitious business name or trade name, (B) change its type of organization, jurisdiction of organization, or other legal structure except as otherwise expressly permitted hereunder or (C) change its chief executive office, in each case unless the IP Subsidiary promptly (and, in any event, within thirty (30) calendar days following such change) notifies PBGC of such change;

AGREEMENT – Page 25

(9) form any subsidiaries; or

(10) take any action in violation of or not authorized under the organizational documents of the IP Subsidiary.

(b) The Company covenants to PBGC and agrees that the Company and its Subsidiaries shall continue to pay all royalties as and when due (subject to any applicable grace periods) with respect to the IP Assets and the IP Notes.

(c) The Company and, as an independent covenant of the IP Subsidiary and solely to the extent that such agreement by the IP Subsidiary does not impair the rights of the holder of the IP Notes thereunder or materially impair the marketability of the IP Notes, the IP Subsidiary covenant to PBGC and agree that in the event that the Company or any of its Subsidiaries, including the IP Subsidiary, is required to deliver (or otherwise delivers) a schedule of liens and encumbrances pertaining to any property owned by the IP Subsidiary to any third party, they shall deliver such schedule (including updates) to PBGC promptly following delivery to the applicable third party.

(d) Each Sears Party covenants to PBGC and agrees that it shall not cause or allow, and that there shall not be, (A) any direct or indirect Transfer or Distribution or (B) any Pledge, in each case of any membership or other equity interests in the IP Subsidiary to any Person other than the Company or any of its Subsidiaries (other than the Limited License) and in any such case, only if (y) such interests are (or will) be owned by the Company or a Subsidiary organized under the laws of and domiciled in any state of the United States of America or the District of Columbia, and (z) upon giving effect to such Transfer, Distribution, or Pledge, the IP Subsidiary will remain a member of the Company’s Controlled Group.

(e) The records concerning the IP Assets are and shall be kept at the address shown in Exhibit 10-A as the chief executive office of IP Subsidiary or at the offices of applicable outside counsel.

(f) The Company and the IP Subsidiary covenant to PBGC and agree that the IP Subsidiary shall deliver to PBGC a written update to Exhibit 10-B (i) immediately upon the occurrence of a Springing Lien Event and (ii) from and after the Closing Date, promptly after the IP Subsidiary’s acquisition or disposition of any IP Asset that, either individually or in the aggregate, is material to the business of any Sears Party; provided that, in the case of the disposition of any IP Asset, the IP Subsidiary shall deliver to PBGC the written update to Exhibit 10-B no later than ten (10) Business Days after the IP Subsidiary’s disposition of such IP Asset.

AGREEMENT – Page 26

4.05. IP Covenant Carve-outs.

(a) Notwithstanding anything to the contrary set forth in Section 4.04(a)(1) of this Agreement, the IP Subsidiary shall be permitted to:

(1) make payments in respect of the IP Notes or as required by the IP Notes Indenture;

(2) Transfer or Distribute the IP Assets to the extent that such Transfer or Distribution either:

(A) is permitted by the IP Notes Indenture and is otherwise undertaken for fair market value and in its Ordinary Course of Business; or

(B) is a Transfer or Distribution following the occurrence of a default under the IP Notes Indenture, with the net proceeds thereof being first applied to the IP Notes and after payment in full of such IP Notes and the other obligations under the IP Notes Indenture, such remaining proceeds (being Designated Assets) subject to the Springing Lien and thereafter to be applied to the PBGC UBL Claims (or, in the event that the PBGC UBL Claims are then contingent, unliquidated and/or unmatured, transferred within five (5) Business Days to, and held by, PBGC or its designated agent for the benefit of PBGC in express trust or escrow (as applicable) until such time as the PBGC UBL Claims are fully liquidated and after application, such amount (if any) in excess of that required to pay the PBGC UBL Claims in full (provided such PBGC UBL Claims have not become unenforceable by reason of a lapse of time) shall be remitted to the Company or its appropriate Subsidiary as directed by the Company), or as otherwise required by law; and

(3) so long as a Springing Lien Event has not occurred, Transfer or Distribute cash or cash equivalents (even if constituting Designated Assets of the IP Subsidiary) to the Company or any of its Subsidiaries in a manner generally consistent with the regular cash flow circulation processes employed by the Sears Parties in the Ordinary Course of Business, including without limitation by:

(A) maintaining loans (as lender) from the initial proceeds from the issuance of the IP Notes;

(B) making loans (as lender) to any Affiliate out of payments from the licenses constituting IP Assets;

(C) canceling, amending, modifying or refinancing any such loans; or

(D) making distribution of amounts received by the IP Subsidiary under the waterfall provisions of the IP Notes Indenture.

(b) The covenants and restrictions in Section 4.04(a)(3) shall not apply to:

(1) the IP Note Liens;

AGREEMENT – Page 27

(2) liens granted in the IP Subsidiary’s Ordinary Course of Business to licensees and qualified sub-licensees under the applicable licenses and sublicenses;

(3) licenses and sublicenses of IP Assets on arms’-length terms and otherwise in the IP Subsidiary’s Ordinary Course of Business; provided that long-term licenses or sub-licenses providing only upfront (as opposed to regular and periodic) royalty payments shall not be permitted unless the IP Subsidiary (A) promptly reports such transaction(s) to PBGC and (B) retains (and does not Distribute, Transfer, or unless expressly permitted by this Section 4.05(b), Pledge (except as required by the IP Notes Indenture) such upfront royalty payments or proceeds thereof;

(4) any rights to the Limited License granted pursuant to Section 1.12 of the IP Notes Indenture;

(5) ordinary course or involuntary liens and encumbrances;

(6) liens and other encumbrances existing at the Closing Date (the “IP Existing Liens”);

(7) Permitted Liens (as such term is defined in the IP Notes Indenture); and

(8) continuations or substitutions of the foregoing with substantially equivalent liens or encumbrances.

(c) The covenants and restrictions in Section 4.04(a)(5) shall not apply to:

(1) the IP Notes;

(2) other liabilities arising under the IP Notes Indenture (as in effect as of the Closing Date) and the Transaction Documents (in this instance only, as that term is defined in the IP Notes Indenture, but as each of such Transaction Documents and the IP Notes Indenture as in effect as of the Closing Date); and

(3) liabilities of the IP Subsidiary incurred in its Ordinary Course of Business (and then, only to the extent permitted under the IP Notes Indenture).

ARTICLE V

ENFORCEMENT

5.01. Specific Performance. Each Party acknowledges and agrees that money damages may not be an adequate remedy for any breach or threatened breach of any Transaction Document. In addition to any and all other remedies that the Parties may have, the Parties shall each be entitled to specific performance as a remedy for breach of any covenant, undertaking or other agreement set forth in any Transaction Document and PBGC, the Company and all Subsidiaries shall be deemed to have consented to specific performance in respect of any such violation and to have waived any objection to the granting of such relief (provided that such Party is found to have been in violation of any provision of any Transaction Document), to the

AGREEMENT – Page 28

greatest extent permitted by law; provided, however, that upon the occurrence of a Material Transaction (as defined below), PBGC may not rely on this Section 5.01 in order to seek to enjoin or otherwise prevent such Material Transaction, it being recognized that PBGC’s sole remedy under the Transaction Documents with respect to such Material Transaction is as set forth in Section 7.04 hereof; provided further, however, that nothing in the immediately preceding proviso will in any way impair or abrogate any rights or remedies of PBGC arising under ERISA or any other source other than the Transaction Documents, including, without limitation, to seek to enjoin or otherwise prevent such Material Transaction to the extent it may otherwise do so by operation of law, statute, regulation, or otherwise.

5.02. Violative Actions Void Ab Initio. Any transactions or other actions in breach of any covenant, undertaking or other agreement set forth in this Agreement or any other Transaction Document shall be, ab initio, null, void and of no force or effect.

5.03. Additional Contribution. Subject to Section 5.04, the Company agrees that it shall, within five (5) Business Days after entry of a Final Injunction Order, make a contribution of cash, cash equivalents, or liquid, marketable, and publicly-traded securities (but in the case of cash equivalents or such securities, only to any extent permitted by ERISA and any other applicable law) to the Pension Plan (an “Additional Contribution”) in an amount equal to (or with a value of) $100 million; provided, however, that upon the occurrence of a Material Transaction (as defined below), PBGC may not rely on this Section 5.03 or Section 5.04 in order to seek an Additional Contribution as a result of such Material Transaction, it being recognized that PBGC’s sole remedy under the Transaction Documents with respect to such Material Transaction is as set forth in Section 7.04 hereof; provided further, however, that nothing in the immediately preceding proviso will in any way impair or abrogate any rights and remedies of PBGC arising under ERISA or any other source other than the Transaction Documents, including, without limitation, to seek to enjoin or otherwise prevent such Material Transaction to the extent it may otherwise do so by operation of law, statute, regulation, or otherwise. The Additional Contribution shall be in addition to the minimum required contribution under 26 U.S.C. § 430 for the plan year for which the Additional Contribution is made.

5.04. Additional Contribution Liability. The Company shall be required to make the Additional Contribution in accordance with Section 5.03 only if the Company or any of its Subsidiaries, takes, or attempts to take, any action (either, a “Breaching Action”) which:

(a) is or would be in breach of the Agreement or any other Transaction Document, and the Company does not, within ten (10) Business Days following delivery of notice of such Breaching Action by PBGC to the Company or any other Sears Party either: (1) cure such breach, provided however that (A) for the purposes of this Section 5.04 only, PBGC shall not assert that such breach is incurable (but may contest the sufficiency of any cure asserted by the Company), and (B) nothing in the Agreement limits or otherwise impairs PBGC’s rights to assert that any such breach is incurable for purposes of any other provision (or any other remedy available for the breach of such a provision) of this Agreement or any other Transaction Document, or (2) provides written notice to PBGC that it will not (and, in fact it does not) take such Breaching Action. For the purposes of providing notice to any Sears Party (other than the Company) under this Section 5.04, PBGC shall direct any such notice to such Sears Party in care of the Company, Attention: General Counsel. Subject to the immediately preceding sentence,

AGREEMENT – Page 29

PBGC, in its sole discretion, may provide any notice under this Section 5.04 to any Sears Party, regardless of which Sears Party or Subsidiary has taken or attempted to take the Breaching Action at issue;

(b) reduces or, if consummated, would reasonably be expected to reduce the aggregate value of the Designated Assets held by the Depositor, the RE Subsidiaries and the IP Subsidiary that may be realized by PBGC (whether as a result of a prohibited Transfer, Distribution or Pledge of any Designated Asset, reduction in the value of any Designated Asset or impairment of the bankruptcy remoteness or special purpose nature of any of the Depositor, the RE Subsidiaries or the IP Subsidiary, or otherwise) by at least $50 million; and

(c) is enjoined by a permanent injunction (after reasonable notice to and an opportunity to be heard by the Company) set forth in a Final and Non-Appealable Order or is determined in a Final and Non-Appealable Order to constitute a breach of this Agreement or such other Transaction Document (a “Final Injunction Order”).

5.05. Non-Exclusivity of Additional Contribution Liability. Nothing set forth in Sections 5.03 and 5.04, including, without limitation, payment of the Additional Contribution, will:

(a) relieve any Sears Party from, or otherwise mitigate, its obligation to fully comply with the Final Injunction Order (including, without limitation, any obligation to pay damages to PBGC or the Pension Plan);

(b) constitute a waiver by PBGC, or cure of, any breach under this Agreement or any other Transaction Document; or

(c) in any way impair, waive, or abrogate any of PBGC’s remedies under this Agreement, any other Transaction Document (including the right hereunder to cease Forbearance as provided herein) or applicable law, other than the occurrence of a Springing Lien Event arising from the requirement to make an Additional Contribution.

5.06. Prefunding Balance Limitation. The Company shall not at any time elect under 26 U.S.C. § 430(f)(6)(B) to create or to increase any prefunding balance (as defined in 26 U.S.C. § 430(f)(6)) of the Pension Plan by using all or part of any Additional Contribution, or all or any portion of any excess described in 26 U.S.C. § 430(f)(6)(B) that is directly or indirectly attributable to any Additional Contribution. Such election prohibition is continuing and will survive termination of this Agreement.

ARTICLE VI

SPRINGING LIEN

6.01. Springing Lien Events. Each of the following shall constitute a “Springing Lien Event”:

(a) a Voluntary Bankruptcy Event or an Involuntary Bankruptcy Event;

AGREEMENT – Page 30

(b) a failure by the Company or any of its Subsidiaries to timely make any quarterly installment or other legally required Pension Plan contribution or any Additional Contribution;

(c) other than pursuant to the Limited License, entry into an agreement by the Company or any Subsidiary providing for (i) the direct or indirect Distribution or Transfer or (ii) the Pledge, in each case of any ownership interest in the Depositor, any RE Subsidiary or the IP Subsidiary, by the Company or any of its Subsidiaries to any Person other than the Company or any of its Subsidiaries without the Depositor, such RE Subsidiary, or the IP Subsidiary, as applicable, remaining liable for its obligations to PBGC;

(d) the initiation by the “plan administrator” (as defined in 29 C.F.R. § 4001.2) of the Pension Plan (the “Plan Administrator”) of a distress termination of the Pension Plan under ERISA Section 4041(c);

(e) entry by a court of competent jurisdiction of a decree under ERISA Section 4042(c)(1) adjudicating that the Pension Plan is terminated; or

(f) agreement between PBGC and the Plan Administrator that the Pension Plan is terminated.

6.02. Springing Lien. Upon and continuing after the occurrence of any Springing Lien Event, each of the Depositor, the RE Subsidiaries and the IP Subsidiary hereby agrees that it will automatically be deemed to have granted to PBGC, on the date of such occurrence and without further action of any Party or other Person, as security for the Secured Obligations, a lien on and security interest in (the “Springing Lien”) the following:

(a) the REMIC Certificates;

(b) the REMIC Properties;

(c) subject to the terms of Section 6.03, the IP Assets; and

(d) all proceeds (but with respect to proceeds of IP Assets, subject to the terms of Section 6.03) in any form and whenever arising (whether arising before, upon, or after such Springing Lien Event), of any of the foregoing set forth in Sections 6.02(a)-(c), including proceeds of proceeds (collectively with the assets described in Sections 6.02(a)-(c), the “Designated Assets”).

6.03. IP Springing Lien Conditions. If the grant of the Springing Lien respecting the IP Assets (and all proceeds thereof) would constitute a default under the IP Notes Indenture as of the Closing Date, then the Springing Lien as respecting the IP Assets (and all proceeds thereof) shall be of no force and effect until either:

(a) the IP Notes and all other obligations under the IP Notes Indenture have been paid in full (or the IP Notes and the IP Notes Indenture have otherwise been defeased or fully discharged); or

(b) the grant of the Springing Lien respecting the IP Assets (and all proceeds thereof) ceases to constitute a default under the IP Notes Indenture (together with Section 6.03(a), the “IP Springing Lien Conditions”).

AGREEMENT – Page 31

6.04. Secured Obligations. Any Springing Lien arising under Sections 6.02 or 6.03 shall secure any and all claims (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, or undisputed) of PBGC for the “unfunded benefit liabilities” together with interest (the “UBL”) of the Pension Plan under ERISA Section 4062(b)(1)(A) (such claims, the “PBGC UBL Claims”) against the Company and each of its Subsidiaries (the “Secured Obligations”). For the avoidance of doubt, the Springing Lien shall consensually secure the PBGC UBL Claims in total, without regard to any rights of the Sears Parties or any other members of the Company’s Controlled Group to seek marshalling or similar remedies. Each Sears Party hereby waives any and all defenses based on marshalling, suretyship or impairment of collateral.

6.05. Acknowledgement of Joint and Several Liability. Each Sears Party hereby acknowledges, in accordance with Exhibit 28, (a) that it is a member of the Company’s Controlled Group and (b) its joint and several contingent liability for the PBGC UBL Claims.

6.06. Reservation of Rights Regarding UBL Determination. Notwithstanding anything to the contrary in this Agreement, the Parties reserve all rights regarding the determination of UBL, or any determination made on a Termination Basis, including, but not limited to, the applicability, validity, interpretation, and application of PBGC regulations relating thereto.

6.07. Perfection of Security Interests.

(a) Escrow Arrangements. The Parties hereby agree to and herein adopt the Escrow Arrangements, which, inter alia, set forth and govern the Custodian’s rights, obligations, and authority with respect to the Designated Assets.

(b) REMIC Certificates. Upon the occurrence of a Springing Lien Event and determined only at such time, the Springing Lien shall, with respect to the lien on the REMIC Certificates (and all proceeds thereof) be:

(1) a valid, binding and enforceable lien on and security interest in such REMIC Certificates (and all proceeds thereof) senior to all other liens except for non-consensual liens which may prime by operation of statute (if any); and

(2) perfected (A) through physical possession of such REMIC Certificates by the Custodian, acting as PBGC’s designated agent, which are to be held in escrow in accordance with the Escrow Arrangements from and after the Closing Date until the occurrence of a Springing Lien Event; and/or (B) by filing and recordation of the appropriate PBGC RE Perfection Documents upon the occurrence of a Springing Lien Event.

AGREEMENT – Page 32

(c) IP Assets. Upon the occurrence of a Springing Lien Event and determined only at such time, the Springing Lien shall, with respect to the lien on the Designated Assets consisting of the IP Assets (and all proceeds thereof), be, subject to and conditioned upon the satisfaction of at least one of the IP Springing Lien Conditions:

(1) a valid, binding and enforceable lien on and security interest in such IP assets (and all proceeds thereof) senior to all other liens (A) except for the IP Note Liens and non-consensual liens which may prime by operation of statute (if any) and (B) subject to the Limited License; and

(2) perfected by filing and recordation of the appropriate PBGC IP Perfection Documents upon the occurrence of a Springing Lien Event.

(d) Real Property. Upon the occurrence of a Springing Lien Event and determined only at such time, the Springing Lien shall, with respect to the lien on the Designated Assets consisting of the REMIC Properties (and all proceeds thereof) be:

(1) a valid, binding and enforceable lien on and security interest in such REMIC Properties (and all proceeds thereof) senior to all other liens except for the REMIC Mortgages and non-consensual liens which may prime by operation of statute (if any); and

(2) perfected by filing and recordation of the PBGC Mortgages (together with any state-specific conformations required as of the time of such filing and recordation upon the occurrence of a Springing Lien Event) and/or the PBGC RE Perfection Documents upon the occurrence of a Springing Lien Event.

(e) Authority to File. Upon the occurrence of a Springing Lien Event, PBGC may remove any of the PBGC RE Perfection Documents, PBGC IP Perfection Documents (subject to and conditioned upon the satisfaction of at least one of the IP Springing Lien Conditions), and PBGC Mortgages (collectively, the “PBGC Perfection Documents”) from escrow, file such PBGC Perfection Documents with applicable government entities, file applicable UCC-1 financing statements, negotiate, execute and record the PBGC Mortgages, and take such other actions, in each case to the extent reasonably necessary to perfect the applicable Springing Lien and, to the extent in accordance with applicable law and not otherwise expressly restricted by this Agreement, Foreclose on the Designated Assets.

(f) Custodian Funds; Custodian Fees and Expenses. PBGC shall apply the Deposit solely to reimburse PBGC for its out-of-pocket costs and expenses incurred in connection with the execution, perfection and recordation of the PBGC Perfection Documents and other security interests related to the Springing Lien. Any unused portion of such Deposit shall be returned by the Custodian to the Company promptly following the termination of this Agreement. For the avoidance of doubt, the Deposit shall not be released by the Custodian to PBGC until PBGC asserts that a Springing Lien Event has occurred.

6.08. Rights of Foreclosure.

(a) When PBGC May Foreclose. Without any limitation to any other rights or remedies of whatever kind or nature PBGC may have (whether under the Transaction Documents, at law, in equity or otherwise), and notwithstanding anything herein to the contrary, PBGC may foreclose or otherwise enforce the Springing Lien on the Designated Assets (or any portion thereof) (any such foreclosure or other enforcement, a “Foreclosure”; to take any such action, to “Foreclose”) only:

(1) if the Plan Administrator initiates a distress termination of the Pension Plan under ERISA Section 4041(c); or

(2) upon satisfaction of the following conditions: (A) the Pension Plan is terminated, and (B) within five (5) Business Days after a written demand by PBGC to the Company (or to any other Sears Party, if the Company is a debtor in bankruptcy at the time of any such demand) (the “PBGC Demand Letter”, which shall include the UBL Documentation), PBGC does not receive payment for the full amount of the PBGC UBL Claims demanded in the PBGC Demand Letter. PBGC’s reasonable estimate of the PBGC UBL Claims shall suffice for purposes of such demand and PBGC Demand Letter.

AGREEMENT – Page 33

(b) Contingent UBL Claims. If, at the conclusion of any Foreclosure instituted in accordance with Section 6.08(a), the PBGC UBL Claims are contingent, unliquidated or unmatured, then any proceeds of such Foreclosure shall (i) be held by PBGC or its designated agent for the benefit of PBGC in express trust or escrow (as applicable), and (ii) if invested, then invested as PBGC shall reasonably determine. Such funds shall be held or invested in accordance with the preceding sentence until such time as the PBGC UBL Claims are fixed, matured and fully liquidated, whereupon such funds may be applied to the PBGC UBL Claims. After application of such funds, such amount (if any) in excess of that required to pay the PBGC UBL Claims in full (provided such PBGC UBL Claims have not become unenforceable by reason of a lapse of time) shall be remitted to the owner(s) of the Designated Assets subjected to such Foreclosure or as otherwise required by law. If the amount of the PBGC UBL Claims is ultimately determined by Final and Non-Appealable Order (unless otherwise agreed by PBGC in writing) to be less than PBGC’s reasonable estimate as set forth above, any amounts paid in respect of the PBGC UBL Claims that are in excess of the amount so determined shall be promptly turned over to the owner(s) of the Designated Assets subjected to the Foreclosure or disposed of as otherwise required by law, together with, to the extent permitted by applicable law, interest and earnings (in either case, if any) on the trust or escrow account.

6.09. ERISA Lien. Notwithstanding anything herein to the contrary, the Springing Lien shall not be subject to the collective net worth limit applicable to a statutory lien under ERISA Section 4068 (the “ERISA Lien”). Nothing herein in any way limits PBGC’s rights, if any, to an ERISA Lien. However, any amount PBGC collects pursuant to an ERISA Lien from any of the RE Subsidiaries, the Depositor or the IP Subsidiary shall serve to reduce the amount owed by such RE Subsidiary, the Depositor or the IP Subsidiary, as applicable, for the PBGC UBL Claims that would otherwise be secured by the Springing Lien; provided that no amounts collected hereunder, or under any other Transaction Document, pursuant to an ERISA Lien, or otherwise, from any Sears Party will reduce the PBGC UBL Claims or the amount of the Springing Lien therefor against any other of the foregoing Persons until PBGC has received a single full satisfaction of such claim.

6.10. Non-Exclusivity of Rights and Remedies. Except as otherwise expressly agreed to herein, nothing in this Agreement or any other Transaction Document limits or otherwise impairs PBGC’s or the Pension Plan’s rights and remedies, whether by statute, contract, at law, in equity or otherwise.

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6.11. Credit Facility. The Springing Lien shall not extend to such rights with respect to the IP Assets as are reasonably necessary to permit the lenders, holders or collateral agents under the Credit Facility or the Secured Notes to enforce their rights and remedies under the documents governing such indebtedness with respect to the collateral securing such indebtedness; provided however that such limitation to the Springing Lien shall apply only to the extent required by the terms of such indebtedness: (i) as currently in effect, or (ii) as set forth in any amendment, supplement, modification, refinancing or replacement thereof, but only to the extent that the scope of such Springing Lien limitation is not expanded beyond that in effect as of the Closing Date.

6.12. Termination of Springing Lien. Any Springing Lien shall remain in existence until such time as (i) the PBGC UBL Claims are paid in full, or become unenforceable by reason of lapse of time or (ii) otherwise terminated in accordance with this Agreement.

ARTICLE VII

PBGC COMMITMENT

7.01. [Intentionally Omitted.]

7.02. Forbearance. Except as provided in Sections 7.03 and 7.04, PBGC shall forbear from initiating any involuntary termination of the Pension Plan pursuant to ERISA Section 4042 (the “Forbearance”; to “Forbear”).

7.03. Forbearance Inapplicable to Compulsory Involuntary Termination. Notwithstanding Section 7.02, the Forbearance does not limit PBGC’s right to initiate and complete an involuntary termination of the Pension Plan that is based solely on PBGC’s determination (in accordance with then-applicable legal standards) that (a) the Pension Plan “does not have assets available to pay benefits which are currently due under the terms of the plan” within the meaning of ERISA Section 4042(a) and (b) PBGC is therefore required to initiate termination proceedings pursuant to ERISA Section 4042(a).

7.04. Forbearance Termination. PBGC shall not be required to Forbear if, after the Closing Date either (a) a Forbearance Termination Event occurs that is continuing and has not been cured at the time of PBGC’s issuance of a notice of determination under 29 U.S.C. § 1342(a) that it is instituting proceedings to terminate the Pension Plan or (b) the Company or any of its Subsidiaries enters into an agreement providing for a Material Transaction.

7.05. UBL Documentation. If at any time PBGC determines that a Forbearance Termination Event has occurred pursuant to Section 7.06(a)(3) below, PBGC shall provide the Company with the UBL Documentation no less than five (5) Business Days prior to issuing any notice of determination that the Pension Plan should be terminated except in connection with any involuntary termination described in Section 7.03. During such five (5) Business Day period, PBGC shall, if requested by the Company in writing, meet and confer with the Company (including for either Party, its selected advisors) and address, in good faith, any issues or questions that the Company may, in good faith, have with respect to the UBL Documentation. Except as specified in the immediately preceding two sentences, neither PBGC’s provision of the UBL Documentation to the Company nor the Company’s review thereof or response thereto or to such determination will prevent or delay PBGC from pursuing any and all remedies hereunder, under any other Transaction Document, or under applicable law.

AGREEMENT – Page 35

7.06. Forbearance-Related Definitions.

(a) Forbearance Termination Event. A “Forbearance Termination Event” means:

(1) the occurrence of any Springing Lien Event (it being understood that the occurrence of a Springing Lien Event is not subject to cure);

(2) an event of default under any third-party debt issued by the Company or any Material Subsidiary with an aggregate outstanding principal amount in excess of $350 million, which event of default (A) results in the acceleration of the maturity date of such debt; or (B) arises from non-payment upon the expiry of such debt’s term and, in either case, such debt remains outstanding for a period of five (5) calendar days following such acceleration or non-payment;

(3) both (A) the Company’s Market Capitalization is less than $1.0 billion on a fully-diluted basis, determined at market close; and (B) either (1) the UBL of the Pension Plan exceeds $625 million; or (2) both (x) the Pension Plan is less than 80% funded on a Termination Basis and (y) the UBL of the Pension Plan is greater than $250 million; or

(4) any breach by the Company or any of its Subsidiaries of any applicable representation, warranty, covenant, undertaking or agreement set forth in this Agreement or any other Transaction Document applicable to such entity that (A) PBGC concludes, in its reasonable discretion, constitutes a material breach (determined by reference to the extent which such breach, individually or when aggregated with all other such breaches, reduces the aggregate value of the Designated Assets held by the Depositor, the RE Subsidiaries and the IP Subsidiary that may be realized by PBGC (whether as a result of a prohibited Transfer, Distribution or Pledge of any Designated Asset, reduction in the value of any Designated Asset or impairment of the bankruptcy remoteness or special purpose nature of any of the Depositor, the RE Subsidiaries or the IP Subsidiary, or otherwise)), and (B) if a curable breach, is not cured within three (3) Business Days after notice of such breach has been delivered by PBGC to either the Company, or any other Sears Party. For the avoidance of doubt, Springing Lien Events are not curable. For the purposes of providing notice to any Sears Party (other than the Company) under this Section 7.06(a)(4), PBGC shall direct any such notice to such Sears Party in care of the Company, Attention: General Counsel. Subject to the immediately preceding sentence, PBGC, in its sole discretion, may provide any notice under this Section 7.06(a)(4) to any Sears Party, regardless of which Sears Party or Subsidiary is in breach.

(b) Material Transaction. A “Material Transaction” means any of the following:

(1) subject to Section 7.06(c), if the Company’s Market Capitalization is equal to or greater than $1.5 billion, asset dispositions (other than dispositions of equity interests of Subsidiaries, which are addressed in Section 7.06(b)(3)) that are not either (A) fair and reasonable, or (B) the result of an arm’s-length transaction;

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(2) subject to Section 7.06(c), if the Company’s Market Capitalization is less than $1.5 billion, asset dispositions (other than dispositions of equity interests of Subsidiaries, which are addressed in Section 7.06(b)(3)) that are not both: (A) on terms that are either (1) fair and reasonable or (2) the result of an arm’s length transaction; and (B) having a total value not in excess of $600 million, as calculated from and after the most recent date on which the Company’s Market Capitalization fell below such threshold (but excluding transactions required under agreements entered into prior to such date);

(3) irrespective of the Company’s Market Capitalization, and subject to Section 7.06(c), the disposition of equity or other ownership interests of any Subsidiary (including without limitation by means of a rights offering) with total value in excess of $500 million;

(4) irrespective of the Company’s Market Capitalization, and subject to Section 7.06(c), spinoffs, dividends or share repurchases with a total value in excess of $250 million; or

(5) new financing to or a sale-leaseback by, the Company or any of its Subsidiaries (including, without limitation, any sale-leaseback of real property or REIT transaction) such that, immediately following such transaction, the amount of outstanding Indebtedness of the Company and its Subsidiaries (for this purpose, including, without limitation, commitments under revolving credit facilities and letter of credit commitment amounts, but (A) counting Primary Indebtedness only once even if more than one of the Company and its Subsidiaries are obligors thereunder and (B) not counting Third Party Indebtedness if the obligor under the related Primary Indebtedness is the Company or any of its Subsidiaries) exceeds the amount of outstanding Indebtedness of the Company and its Subsidiaries (for this purpose, including, without limitation, commitments under revolving credit facilities and letter of credit commitment amounts, but (y) counting Primary Indebtedness only once even if more than one of the Company and its Subsidiaries are obligors thereunder and (z) not counting Third Party Indebtedness if the obligor under the related Primary Indebtedness is the Company or any of its Subsidiaries) on July 1, 2015 by at least $1.0 billion.

(c) Material Transaction Carve-Out. Notwithstanding the definition in Section 7.06(b), the following transactions are not “Material Transactions” and shall not count against any cap calculation set forth in Section 7.06(b): (i) a disposition of inventory and/or other assets held for sale in the Ordinary Course of Business of the Company and its Subsidiaries; (ii) the REIT Transaction; provided however that no proceeds thereof may be used to effect a transaction as set forth in Section 7.06(b)(4) but without regard to the $250 million transaction cap amount set forth in such Section; and (iii) any transaction that is solely among the Company and/or any of its Subsidiaries.

(d) Material Transaction Cap Calculations.

(1) Any transaction cap amount under Section 7.06(b)(2) shall be calculated as the sum of all transactions in such section required under agreements entered into during any consecutive 12-month period.

(2) Any transaction cap amounts under Sections 7.06(b)(3) and 7.06(b)(4) shall be calculated as the sum of all transactions in such section required under agreements entered into during any calendar year, with any unused amounts in any calendar year carried forward into the following calendar year at the Company’s sole discretion; provided that any unused amount with respect to a particular calendar year may not be carried forward to any calendar year other than the immediately following calendar year.

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(e) “Material” for this Agreement Only. Qualification of a transaction as a “Material Transaction” for the limited purposes of this Agreement shall not constitute an admission by the Company or any of its Subsidiaries that such Material Transaction is material for any other purpose.

(f) Company’s Market Capitalization. The “Company’s Market Capitalization” means and shall be determined in the following order of priority as of the relevant date of determination:

(1) First, so long as the Specified Shareholders beneficially own or control, in the aggregate, no more than 88% of the total amount of outstanding fully-diluted shares of the Company’s common stock, the product of (A) the number of fully-diluted shares of the Company’s common stock then outstanding and (B) the closing price of a share of the Company’s common stock as of the end of the most recently ended trading day as reported by the Nasdaq Stock Market or such successor or other securities exchange on which the Company’s common stock may then be listed. The Company shall deliver to PBGC the Specified Shareholder common equity ownership totals (to the best of the Company’s knowledge) within three (3) Business Days of receipt of a written request by PBGC therefor;

(2) Second, if PBGC or the Company requests a determination of the Company’s Market Capitalization by written notice delivered to the other Party and the Specified Shareholders own or control more than 88% of the total amount of outstanding fully-diluted shares of the Company’s common stock, the product of (A) the number of fully-diluted shares of the Company’s common stock outstanding and (B) the then-current Average Quoted Price;

(3) Third, if (A) PBGC requests a determination of the Company’s Market Capitalization by written notice delivered to the Company, (B) the Specified Shareholders own or control more than 88% of the total amount of outstanding fully-diluted shares of the Company’s common stock, and (C) an Average Quoted Price cannot be promptly calculated (due to a lack of available quotes or otherwise) within three (3) Business Days after such request, then the Company’s Market Capitalization shall be deemed (for the purposes of this Agreement only) to be less than $1.0 billion on a fully-diluted basis unless the Company then has issuer ratings (A) by both S&P of CCC- or higher and Moody’s of Caa3 or higher, in which case the Company’s Market Capitalization shall be deemed to be greater than $1.0 billion but, except as specified in the next sub-clause (B), less than $1.5 billion or (B) by both S&P of CCC or higher and Moody’s of Caa2 or higher, in which case the Company’s Market Capitalization shall be deemed (for purposes of this Agreement only) to be greater than $1.5 billion, in each case until such time as a subsequent determination of the Company’s Market Capitalization is requested by either PBGC or the Company and determined in accordance with the procedures set forth herein.

AGREEMENT – Page 38

(4) If either S&P or Moody’s withdraws its rating or otherwise no longer rates the Company, then, in the circumstances contemplated by Section 7.06(f)(3), the Company’s Market Capitalization shall be deemed (for purposes of this Agreement only) to be less than $1.0 billion on a fully-diluted basis.

(5) The Company’s Market Capitalization as calculated under Sections 7.06(f)(3) and 7.06(f)(4) shall only be for the purposes of this Agreement.

(g) Average Quoted Price. The “Average Quoted Price” shall be determined from time-to-time, promptly following a request by PBGC or the Company, as follows: (i) the Company shall solicit and obtain a quoted price per share for a sale of 50,000 shares from each of five independent broker-dealers reasonably acceptable to each of PBGC and the Company; (ii) the highest and lowest price quotes will be eliminated; and (iii) the Average Quoted Price will be the arithmetic average of the remaining three quotes.

ARTICLE VIII

TERMINATION OF AGREEMENT

8.01. Termination. This Agreement and all other Transaction Documents shall terminate and shall be of no further effect, and any Springing Lien shall be released upon the earliest to occur of the following:

(a) Achievement of 85% Funding. The Pension Plan achieves an 85% funded level on a Termination Basis as of the last day of two consecutive plan years of the Pension Plan; provided that the Company may, at any time, provide to PBGC a calculation of the Pension Plan’s funding percentage on a Termination Basis with supporting documentation, and request PBGC’s review thereof and, in such event, PBGC will promptly inform the Company in writing that it agrees or disagrees with such calculation and, if it disagrees with such calculation, will simultaneously provide the Company with the UBL Documentation relating to such disagreement and a written explanation of the bases upon which it disagrees. During the period five (5) Business Days after so providing such UBL Documentation and written explanation, PBGC shall, if requested by the Company in writing, meet and confer with the Company (including for either Party, its selected advisors) and address, in good faith, any issues or questions that the Company may, in good faith, have with respect to the UBL Documentation or such disagreement.

(b) Passage of Time. Five years after the earlier of (i) the Closing Date and (ii) November 3, 2015; provided that, if PBGC has commenced an enforcement action with respect to its rights hereunder or any other Transaction Document, this Agreement, the Transaction Documents, and any Springing Lien shall not terminate solely as a result of the lapse of time until such enforcement action is finally resolved.

(c) Standard Termination of Pension Plan. The Company completes a standard termination of the Pension Plan. Any such standard termination will be deemed completed for purposes of this Agreement upon the expiration of the Audit Period.

AGREEMENT – Page 39

ARTICLE IX

CLOSING

9.01. Closing Date. The closing of this Agreement (the “Closing”) shall occur upon the satisfaction (or written waiver in accordance with Section 11.06) of the Closing Conditions. The Closing shall take place at the offices of Locke Lord LLP, 701 8th Street, N.W., Suite 700, Washington, D.C. 20001, on March 18, 2016, at 10:00 a.m., Eastern Standard Time, or as otherwise mutually agreed to by the Parties (the “Closing Date”). In no event will there be an extension of the Closing Date unless agreed to by the Parties in writing.

9.02. Conditions to Closing. The obligations of the Parties are subject to the satisfaction (or written waiver in accordance with Section 11.06) of the following conditions (the “Closing Conditions”):

(a) Execution of this Agreement. Each of the Parties shall have executed and delivered to each other Party a counterpart to this Agreement.

(b) Transfer of Regular Interest REMIC Certificates. Each Subsidiary of the Company that owns any regular interest REMIC Certificates (other than the Depositor) shall have transferred ownership of all such regular interest REMIC Certificates to the Depositor. The Depositor shall have delivered all such certificates, together with undated instruments of transfer, to the Custodian or PBGC’s designated agent, to be held in escrow on behalf of PBGC in accordance with the escrow arrangements (the “Escrow Arrangements”) attached hereto as Exhibit 11.

(c) Delivery of PBGC RE Perfection Documents and Powers of Attorney. The Company, the Depositor, and the RE Subsidiaries shall have executed, and caused to be delivered to the Custodian or PBGC’s designated agent, to be held in escrow on behalf of PBGC in accordance with the Escrow Arrangements, the documents of perfection and the powers of attorney (collectively, the “PBGC RE Perfection Documents”) in the forms attached hereto as Exhibit 12.

(d) Delivery of PBGC Mortgages and Signature Pages for All REMIC Properties. Each RE Subsidiary that owns, ground leases or sub-ground leases any REMIC Properties shall have with respect to each such REMIC Property delivered to the Custodian or PBGC’s designated agent, to be held in escrow on behalf of PBGC in accordance with the Escrow Arrangements, pre-executed signature pages with respect to such fee or leasehold mortgages or deeds of trust (collectively, the “PBGC Mortgages”) in the forms attached hereto as Exhibit 13 (subject to such modifications as PBGC may reasonably determine necessary to account for jurisdiction-specific requirements).

(e) Appointment of Independent Directors.

(1) The Lessee shall have appointed a Person identified on Exhibit 17 as each of the independent director of the Depositor (the “Depositor Independent Director”) and the independent director of SRC O.P. (the “SRC O.P. Independent Director”).

(2) Each of the Independent Directors shall have executed and delivered (i) to the applicable Sears Party, a counterpart to the CSC Service Agreement for such Independent Director and (ii) to the Company, a counterpart to the applicable agreement limiting the matters on which such Independent Director may vote in the forms attached hereto as Exhibit 23.

AGREEMENT – Page 40

(f) Amendments to REMIC Organizational Documents. The Depositor and each of the relevant RE Subsidiaries, as applicable, shall have adopted the amended and restated organizational documents (the “Amended RE Organizational Documents”) attached hereto as Exhibit 16.

(g) Issuance of REMIC Bring-Down Opinion. The Company shall have caused REMIC Counsel to provide to PBGC a bring-down opinion (the “RE Bring-Down Opinion”), in the form attached hereto as Exhibit 15.

(h) Delivery of PBGC IP Perfection Documents and Powers of Attorney. The Company and the IP Subsidiary shall have executed, and caused to be delivered to the Custodian or PBGC’s designated agent, to be held in escrow on behalf of PBGC in accordance with the Escrow Arrangements, the documents of perfection and the powers of attorney (the “PBGC IP Perfection Documents”) attached hereto as Exhibit 20.

(i) Instruction to Sears Re. The Company and SRe Holding Corporation each shall have executed the instruction letter attached hereto as Exhibit 29 (the “Sears Re Instruction Letter”), and shall have delivered the executed version of the Sears Re Instruction Letter to Sears Re, with a fully-executed copy to PBGC.

(j) The IP Independent Manager.

(1) The Member shall have appointed the Person identified on Exhibit 17 as the Independent Manager (as defined in the Limited Liability Company Operating Agreement of KCD IP, LLC, as in effect on the Closing Date) of the IP Subsidiary in accordance with the terms of the IP Subsidiary’s existing organizational documents (the “IP Independent Manager”), and

(2) The IP Subsidiary shall have caused an Issuer Order (as defined in the IP Notes Indenture) in the form attached hereto as Exhibit 22 to be given to the Trustee (as defined in the IP Notes Indenture) (it being understood that the IP Notes Indenture does not, in every instance, obligate the Trustee to adhere to the terms of any Issuer Order). The IP Subsidiary shall have delivered to PBGC a copy of such Issuer Order.

(3) The IP Independent Manager shall have executed and delivered (i) to the IP Subsidiary, a counterpart to the CSC Service Agreement for the IP Independent Manager; (ii) to the Company, a counterpart to the agreement limiting the matters on which the IP Independent Manager may vote; and (iii) to the IP Subsidiary, a counterpart to the Management Agreement, the forms of which are attached hereto as Exhibit 23.

AGREEMENT – Page 41

(k) Issuance of IP Bring-Down Opinion. The Company shall have caused IP Subsidiary Counsel to deliver a bring-down opinion (the “IP Bring-Down Opinion”), in the form attached hereto as Exhibit 15.

(l) Issuance of Pre-Closing Corporate Opinions. The Company shall have caused counsel reasonably acceptable to PBGC to deliver corporate opinions with respect to each of the Sears Parties substantially in the forms attached hereto as Exhibit 14.

(m) Subordination Agreement. Each of the Sears Parties, each of the Other Company Subsidiaries and PBGC shall have entered into the subordination agreement (the “Subordination Agreement”) attached hereto as Exhibit 21.

(n) Acknowledgment of Liability. Each of the Sears Parties shall have executed the acknowledgement of liability attached hereto as Exhibit 28.

(o) Deposit. The Company shall have deposited with the Custodian or PBGC’s designated agent, to be held in escrow on behalf of PBGC in accordance with the Escrow Arrangements, the sum of $250,000 (the “Deposit”) to cover all out-of-pocket costs and expenses of PBGC to be incurred in connection with the execution, perfection and recordation of the PBGC Perfection Documents and other security interests related to the Springing Lien.

(p) All Other Exhibits Attached Hereto. The Company shall have delivered to PBGC each other Exhibit not referenced above in this Section 9.02.

ARTICLE X

POST-CLOSING MONITORING

10.01. Company Notification Requirements. From and after the Closing Date, the Company shall, in addition to all other reporting requirements in this Agreement, all other Transaction Documents, or otherwise required by law, provide PBGC with:

(a) written notification within five (5) Business Days after any breach by any Sears Party of the terms of this Agreement or any other Transaction Document, including any representations and warranties herein or therein;

(b) (i) all quarterly asset statements for the Pension Plan within five (5) Business Days after the Company’s receipt thereof; and (ii) the Pension Plan’s Actuarial Valuation Report annually within five (5) Business Days after the earlier of (A) the last day of the ninth calendar month of the plan year and (B) the date on which such report is received by the Company;

(c) prompt written notification of any proposed or actual replacement of either of the Independent Directors or the IP Independent Manager; provided that (i) the Sears Parties shall not materially prevent or hinder PBGC from having the full right and opportunity to communicate with each of the Independent Directors and the IP Independent Manager on the matters with respect to which such Independent Director or IP Independent Manager is entitled to vote pursuant to the organizational documents of the applicable Sears Party and (ii) any post-Closing confidentiality agreement which any of the Independent Directors or the IP Independent

AGREEMENT – Page 42

Manager enters into with any Sears Party must expressly provide for PBGC’s right to fully and regularly communicate with the Independent Directors and the IP Independent Manager, as applicable;

(d) if the Company is no longer subject to public company reporting requirements, copies of any financial statements, including any management discussion and analysis statements, annual or quarterly reports, or any other materials that the Company provides to any lender holding Indebtedness with a principal amount in excess of $100 million, whether provided to such lender on the Company’s behalf or on behalf any other Sears Party;

(e) at least ten (10) Business Days prior written notification of any proposed asset substitutions under Section 11(a) or Section 14(d) of the Master Lease, including the appraised values of the existing and replacement REMIC Properties;

(f) written notification of any asset sale under Section 14(a) or Section 16 of the Master Lease with proceeds in excess of $200,000, including proceeds received, the most recent appraisal, the aggregate amount of such asset sales in such calendar year, and the aggregate amount of such asset sales post-Closing, promptly after each such asset sale;

(g) any and all reporting materials provided to holders of the REMIC Certificates, including any materials required by the REMIC Transactional Documents, concurrently when such materials are provided to the holders of the REMIC Certificates;

(h) any and all reporting materials provided to holders of the IP Notes, including any materials required by the IP Notes Indenture, concurrently with the provision of such materials to the holders of the IP Notes;

(i) written notice of any Forbearance Termination Event within five (5) Business Days after its occurrence and within five (5) Business Days after any discontinuance thereof;

(j) written notice of (1) any event of default under any third-party debt with an aggregate outstanding principal amount in excess of $50 million, or (2) any event that with notice or passage of time, or both, would constitute an event of default under any such third-party debt, within five (5) Business Days after such event of default or event;

(k) written notice of the Company’s or any Subsidiary’s entry into an agreement providing for a Material Transaction within two (2) Business Days after such entry;

(l) quarterly reports that indicate usage and remaining availability of the assets subject to the calculations in Sections 7.06(b)(2)-(5);

(m) written notice of the occurrence of, and discontinuance, if any, of any Springing Lien Event, within two (2) Business Days after such occurrence or discontinuance; and

(n) written notice by any Sears Party of its entry into any agreement for the Distribution, Transfer, or Pledge of any ownership interest in the Depositor, any RE Subsidiary, or the IP Subsidiary, within two (2) Business Days after such entry.

AGREEMENT – Page 43

10.02. Noncompliance Notice. If the Company fails to comply with any requirement set forth in Section 10.01 of this Agreement, PBGC may deliver in writing to the Company a notice of noncompliance (the “Noncompliance Notice”) identifying the requirement in Section 10.01 with which the Company or any of its Subsidiaries has failed to comply. After the delivery of the Noncompliance Notice, the Company shall have fifteen (15) business days to cure the identified non-compliance. PBGC shall, if requested by the Company in writing, meet and confer with the Company (including for either Party, its selected advisors) within five (5) Business Days of the delivery of the Noncompliance Notice, and address, in good faith, any issues or questions that the Company may, in good faith, have with respect to the Noncompliance Notice. Notwithstanding anything to the contrary set forth in this Agreement or any other Transaction Document, absent delivery of a Noncompliance Notice with respect to any failure by the Company to comply with any requirement set forth in Section 10.01 and expiration of the cure period set forth in this Section 10.02 without timely cure, such failure by the Company shall not constitute a breach under Section 7.06(a)(4) hereof. For the avoidance of doubt, (a) for purposes of Section 7.06(a)(4), the cure period provided in Section 7.06(a)(4) shall not apply with respect to any such failure to comply with any requirement set forth in Section 10.01, and (b) no cure period provided in this Agreement or any other Transactional Document is cumulative.

ARTICLE XI

MISCELLANEOUS

11.01. Notices. Except as otherwise expressly provided herein, all notices, communications, requests or other correspondence to be given under this Agreement shall be in writing and mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered personally (which shall include delivery by a courier or messenger service) or by telecopy transmission with confirmation of receipt, as follows:

If to any of the Sears Parties, addressed to:	c/o Sears Holdings Corporation
3333 Beverly Road
Hoffman Estates, IL
Attention: General Counsel
Facsimile: (847) 286-2471

with a copy (which shall not constitute notice) to:	Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention: Scott K. Charles
Facsimile: (212) 403-2202

AGREEMENT – Page 44

If to PBGC addressed to:	Pension Benefit Guaranty Corporation
Director, Corporate Financing and
Restructuring Department
1200 K Street, N.W., Suite 270
Washington, DC 20005-4026
Facsimile: (202) 842-2643

with a copy (which shall not constitute notice) to:	Pension Benefit Guaranty Corporation
Chief Counsel, Office of the Chief Counsel
1200 K Street, N.W., Suite 300
Washington, DC 20005-4026
Facsimile: (202) 326-4112

Notices given by mail or by personal delivery shall be effective (and deemed to have been given) upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received and confirmed by return transmission during the recipient’s normal business hours or at the beginning of the recipient’s next Business Day after receipt if not received during the recipient’s normal business hours. With respect to any Sears Party (other than the Company), all such Sears Parties acknowledge and agree that the Office of the General Counsel for the Company shall be the authorized agent for the receipt of any notice hereunder.

Any Party may change any address to which notice is to be given to it by giving notice of such change as provided above.

11.02. Governing Law, Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction). Exclusive venue for any legal action or proceeding based upon, arising out of, or relating to this Agreement or the transactions contemplated hereby (an “Action”), to the fullest extent permitted by law, shall be in the United States District Court for the Southern District of New York.

11.03. Currency. All currencies and dollar amounts referenced herein shall be in United States dollars.

11.04. Waiver of Jury Trial. THE PARTIES DO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION.

11.05. Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

11.06. Entire Agreement; Amendments and Waivers. This Agreement (inclusive of all Exhibits attached hereto), together with the other Transaction Documents, constitutes the entire agreement between the Parties pertaining to the subject matter hereof and thereof and supersedes all prior agreements (including the Term Sheet), understandings and discussions, whether oral or written, of the Parties, and there are no representations, warranties, covenants or agreements

AGREEMENT – Page 45

between the Parties in connection with the subject matter hereof or thereof except as set forth specifically herein or therein. No supplement, modification or waiver of this Agreement will be binding unless executed in writing by the Company, PBGC and any other Sears Parties to be bound thereby and expressly referencing this Agreement. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision hereof (regardless of whether similar) nor will any such waiver constitute a continuing waiver unless otherwise expressly provided.

11.07. No Waiver of Breach. The waiver by either Party of a breach or violation of any provision of this Agreement will not operate as or be construed to be a waiver of any subsequent breach of any provision of this Agreement. The obligations of the Sears Parties under each Transaction Document shall be absolute and unconditional irrespective of any lack of validity or enforceability of such Transaction Document, any PBGC Perfection Document or any other document or instrument executed and delivered in connection with such Transaction Document, any defense or counterclaim whatsoever on the part of any Sears Party (in any case, whether based on contract, tort or any other theory), any circumstance whatsoever with respect to such Transaction Document, or any legal or equitable defense available to any Sears Party, and each Sears Party hereby irrevocably waives the right to assert any such defenses, setoffs or counterclaims in any litigation or other proceeding relating to any Transaction Document, any PBGC Perfection Document or any other document or instrument executed and delivered in connection with any Transaction Document.

11.08. Severability, Substantive Error. If any one or more of the provisions contained in this Agreement or in any document delivered pursuant hereto shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document. Moreover, if any Party hereto identifies a substantive error with respect to this Agreement or any other Transaction Document, the Parties shall promptly negotiate in good faith to address such error (including, if necessary, by amending such document(s)) so as to, as nearly and fairly as possible, approximate the economic and legal substance originally intended.

11.09. Further Assurances. After Closing, the Parties shall take all appropriate action and execute any documents, instruments or conveyances of any kind that may be reasonably necessary to effectuate the intent of this Agreement.

11.10. Multiple and Electronic Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A manual signature on this Agreement or other documents to be delivered pursuant to this Agreement, an image of which shall have been transmitted electronically, will constitute an original signature for all purposes. The delivery of copies of this Agreement or other documents to be delivered pursuant to this Agreement, including executed signature pages where required, by electronic transmission will constitute effective delivery of this Agreement or such other document for all purposes.

11.11. Time of the Essence. The Parties acknowledge and agree that time is of the essence hereunder.

AGREEMENT – Page 46

11.12. Public Disclosure. The content of the press releases to be issued promptly following the Closing relating to the terms of this Agreement and the other Transaction Documents shall be substantially in the form attached hereto as Exhibit 26. No Party may issue any other press release or public disclosure regarding this Agreement or any of the other Transaction Documents except (a) as to which the timing and content shall have been mutually agreed by the Company and PBGC prior to the time of such disclosure or release or (b) as required by applicable law or compulsory legal process or in connection with any pending legal proceeding (in which case each of the Company and PBGC agrees, to the extent permitted by applicable law, to inform the other promptly thereof such that the other may reply or otherwise respond as it deems necessary or advisable).

11.13. U.S. Bank Trust Association. It is expressly understood and agreed by the Parties that with respect to any Transaction Document to which U.S. Bank Trust National Association is a party (including, without limitation, this Agreement), (a) such Transaction Document is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the SRC Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements therein made on the part of the SRC Trust, SRC R.E. and SRC Holdings is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the SRC Trust, SRC R.E. and SRC Holdings, (c) nothing herein contained or in any Transaction Document shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the SRC Trust, SRC R.E. and SRC Holdings in this Agreement or any other Transaction Document and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the SRC Trust, SRC R.E. or SRC Holdings or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the SRC Trust, SRC R.E. or SRC Holdings under this Agreement, any Transaction Document, or any other related document.

AGREEMENT – Page 47

IN WITNESS WHEREOF, the Parties hereby execute this Agreement as of the date first written above.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

SRC DEPOSITOR CORPORATION

By:
Name:	Scott E. Huckins
Title:	Vice President

SRC O.P. CORPORATION

By:
Name:	Scott E. Huckins
Title:	Vice President

SRC REAL ESTATE (TX), LP

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

[Signature Page to PPPFA]

IN WITNESS WHEREOF, the Parties hereby execute this Agreement as of the date first written above.

SEARS HOLDINGS CORPORATION

By:
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

SRC DEPOSITOR CORPORATION

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

SRC O.P. CORPORATION

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

SRC REAL ESTATE (TX), LP

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

[Signature Page to PPPFA]

IN WITNESS WHEREOF, the Parties hereby execute this Agreement as of the date first written above.

SEARS HOLDINGS CORPORATION

By:
Name:
Title:

SRC DEPOSITOR CORPORATION

By:
Name:
Title:

SRC O.P. CORPORATION

By:
Name:
Title:

SRC REAL ESTATE (TX), LP

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
Name:	JOSE A. GALARZA
Title:	VICE PRESIDENT

[Signature Page to PPPFA]

SRC REAL ESTATE HOLDINGS (TX), LLC

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
Name:	JOSE A. GALARZA
Title:	VICE PRESIDENT

SRC FACILITIES STATUTORY TRUST NO. 2003-A

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

By:	/s/ JOSE A. GALARZA
Name:	JOSE A. GALARZA
Title:	VICE PRESIDENT

SEARS ROEBUCK AND CO.

By:
Name:
Title:

KCDIP, LLC

By:
Name:
Title:

[Signature Page to PPPFA]

SRC REAL ESTATE HOLDINGS (TX), LLC

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

SRC FACILITIES STATUTORY TRUST NO. 2003-A

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

By:
Name:
Title:

SEARS ROEBUCK AND CO.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

KCDIP, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Signature Page to PPPFA]

SEARS BRANDS, L.L.C.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Signature Page to PPPFA]

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Morris
Name:	Karen L. Morris
Title:	Acting CNR

[Signature Page to PPPFA]

Exhibit 1

All Direct and Indirect Subsidiaries of the Company

[See Attached]

Entity Name	Domestic Jurisdiction	Owner Name	Security Name	Percent Owned
A&E Factory Service, LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
A&E Home Delivery, LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
A&E Lawn & Garden, LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
A&E Signature Service, LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Big Beaver Development Corporation	Michigan	Kmart Corporation	Common	100.000000
Big Beaver of Florida Development, LLC	Florida	Kmart Corporation	Percentage Ownership Interest	100.000000
BlueLight.com, Inc.	Delaware	KBL Holding Inc.	Common	100.000000
Bub, LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
California Builder Appliances, Inc.	Delaware	FBA Holdings Inc.	Common	100.000000
Community Revitalization Fund, Inc.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Countrywide Logistics Services LLC	Delaware	Innovel Solutions, Inc.	Percentage Ownership Interest	100.000000
FBA Holdings Inc.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Florida Builder Appliances, Inc.	Delaware	FBA Holdings Inc.	Common	100.000000
Innovel Solutions, Inc.	Delaware	Sears, Roebuck and Co.	Common	100.000000
International Sourcing & Logistics Limited	Hong Kong	Sears Holdings Global Sourcing Limited	Percentage Ownership Interest	100.000000
KBL Holding Inc.	Delaware	Kmart Corporation	Common	100.000000
KCD IP, LLC	Delaware	Sears Brands, L.L.C.	Percentage Ownership Interest	100.000000
KLC, Inc.	Texas	Kmart Corporation	Common	100.000000
KM Kelley Group LLC	Delaware	Kmart Corporation	Percentage Ownership Interest	100.000000
KMart 3233 Rockford, LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Kmart Corporation	Michigan	Kmart Holding Corporation	Common	100.000000
Kmart Corporation of Illinois, Inc.	Illinois	Kmart Corporation	Common	100.000000
Kmart Holding Corporation	Delaware	Sears Holdings Corporation	Common	100.000000
Kmart International Services, Inc.	Delaware	Kmart Corporation	Common	100.000000
Kmart of Michigan, Inc.	Michigan	Kmart Corporation	Common	100.000000
Kmart of Washington LLC	Washington	Kmart Corporation	Percentage Ownership Interest	100.000000
Kmart Operations LLC	Delaware	Sears Holdings Corporation	Percentage Ownership Interest	100.000000
Kmart Operations of Michigan LLC	Michigan	Kmart Operations LLC	Percentage Ownership Interest	100.000000
Kmart Overseas Corporation	Nevada	Kmart Corporation	Common	100.000000
Kmart Stores of Illinois LLC	Illinois	Kmart Corporation	Percentage Ownership Interest	100.000000
Kmart Stores of Texas LLC	Texas	Kmart Corporation	Percentage Ownership Interest	100.000000
Kmart.com LLC	Delaware	BlueLight.com, Inc.	Percentage Ownership Interest	100.000000
Manage My Home, Inc.	Federally Chartered	Sears Holdings Management Corporation	Common	100.000000

Marin Access LLC	Delaware	Kmart.com LLC	Percentage Ownership Interest	100.000000
MaxServ, Inc.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Media Momentum, Inc.	Michigan	Kmart Corporation	Common	100.000000
MetaScale LLC	Delaware	Sears Holdings Management Corporation	Percentage Ownership Interest	100.000000
MyGofer LLC	Delaware	Kmart Corporation	Percentage Ownership Interest	100.000000
NPK Cordova LLC	Delaware	NPK Development I, LLC	Percentage Ownership Interest	100.000000
NPK Development I, LLC	Delaware	Troy Coolidge No. 21, LLC	Percentage Ownership Interest	80.000000
NPK Southaven LLC	Delaware	NPK Development I, LLC	Percentage Ownership Interest	100.000000
NPK Winchester LLC	Delaware	NPK Development I, LLC	Percentage Ownership Interest	100.000000
Private Brands, Ltd.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Quality Assurance Laboratory Limited	Hong Kong	Sears Holdings Global Sourcing Limited	Percentage Ownership Interest	100.000000
Ravenswood1010, LLC	Illinois	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
S.F.P.R., Inc.	Puerto Rico	Kmart Corporation	Common	100.000000
Sears Authorized Independent Auto Centers LLC	Delaware	Sears Holdings Corporation	Percentage Ownership Interest	100.000000
Sears Brands Business Unit Corporation	Illinois	Sears Holdings Management Corporation	Common	100.000000
Sears Brands Management Corporation	Delaware	Sears Buying Services, Inc.	Common	100.000000
Sears Brands, L.L.C.	Illinois	Sears Brands Business Unit Corporation	Percentage Ownership Interest	100.000000
Sears Buying Services, Inc.	Delaware	Sears Brands Business Unit Corporation	Common	100.000000
Sears Canada Holdings Corp.	Delaware	Sears International Holdings Corp.	Common	100.000000
Sears DC Corp.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Sears Development Co.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Sears Development Co.	Delaware	Sears, Roebuck and Co.	Preferred	100.000000
Sears Financial Holding Corporation	Delaware	Sears, Roebuck and Co.	Common	100.000000
Sears Global Technologies India Private Limited	Maharashtra	Sears Holdings Management Corporation	Equity	5.000000
Sears Global Technologies India Private Limited	Maharashtra	Sears, Roebuck and Co.	Equity	95.000000
Sears Global Technology Services LLC	Delaware	Sears IT & Management Services India Private Limited	Percentage Ownership Interest	100.000000
Sears Grand, LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Sears Holdings Global Sourcing Limited	Hong Kong	Kmart Overseas Corporation	Ordinary	100.000000
Sears Holdings Global Sourcing Ltd.	Korea	Sears Holdings Global Sourcing Limited	Common	100.000000
Sears Holdings Management Corporation	Delaware	Kmart Holding Corporation	Common	20.000000
Sears Holdings Management Corporation	Delaware	Sears, Roebuck and Co.	Common	80.000000
Sears Holdings Mauritius Holding Company	Mauritius	Sears Holdings Management Corporation	Ordinary	0.012704
Sears Holdings Mauritius Holding Company	Mauritius	Sears, Roebuck and Co.	Ordinary	99.987296
Sears Holdings Publishing Company, LLC	Illinois	Sears Procurement Services, Inc.	Percentage Ownership Interest	100.000000

Sears Home & Business Franchises, Inc.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Sears Home Improvement Products, Inc.	Pennsylvania	Sears, Roebuck and Co.	Common	100.000000
Sears Home Services, L.L.C.	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Sears Insurance Services, L.L.C.	Illinois	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Sears International (Barbados), Inc.	Barbados	Sears Brands Management Corporation	Common	100.000000
Sears International Holdings Corp.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Sears Investment Management Co.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Sears IT & Management Services India Private Limited	Maharashtra	Sears Holdings Management Corporation	Equity	5.015846
Sears IT & Management Services India Private Limited	Maharashtra	Sears Holdings Mauritius Holding Company	Equity	94.984154
Sears Mexico Holdings Corp.	Delaware	Sears International Holdings Corp.	Common	100.000000
Sears Operations LLC	Delaware	Sears Holdings Corporation	Percentage Ownership Interest	100.000000
Sears Procurement Services, Inc.	Illinois	Sears, Roebuck and Co.	Common	100.000000
Sears Protection Company	Illinois	Sears, Roebuck and Co.	Common	100.000000
Sears Protection Company (Florida), L.L.C.	Florida	Sears Protection Company	Percentage Ownership Interest	100.000000
Sears Protection Company (PR), Inc.	Puerto Rico	Sears, Roebuck and Co.	Common	100.000000
Sears Reinsurance Company Ltd.	Bermuda	SRe Holding Corporation	Common	100.000000
Sears Roebuck Acceptance Corp.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Sears Shop at Home Services, Inc.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Sears Sourcing India Private Limited	Haryana	Kmart Overseas Corporation	Common	4.308741
Sears Sourcing India Private Limited	Haryana	Sears Holdings Global Sourcing Limited	Common	95.691259
Sears World Trade Comercial Limitada	Brazil	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Sears, Roebuck and Co.	New York	Sears Holdings Corporation	Common	100.000000
Sears, Roebuck de Puerto Rico, Inc.	Delaware	Sears, Roebuck and Co.	Common	100.000000
Searsvale Acquisition LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Seritage Realty Trust I LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Seritage Realty Trust II LLC	Delaware	Kmart Corporation	Percentage Ownership Interest	100.000000
ServiceLive, Inc.	Delaware	Sears Holdings Corporation	Common	100.000000
SHC Charitable Promotions LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
SHC Desert Springs, LLC	Delaware	Kmart Corporation	Percentage Ownership Interest	100.000000
SHC Financial, LLC	Delaware	Sears Holdings Management Corporation	Percentage Ownership Interest	100.000000
SHC Israel Ltd.	Israel	Sears Holdings Management Corporation	Ordinary	100.000000
SHC Licensed Business LLC	Delaware	Sears Holdings Corporation	Percentage Ownership Interest	100.000000
SHC Promotions LLC	Virginia	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Sheboygan Outlot Acquisition LLC	Delaware	Kmart Corporation	Percentage Ownership Interest	100.000000

SHMC Beverly Group LLC	Delaware	Sears Holdings Management Corporation	Percentage Ownership Interest	100.000000
Shop Your Way Local, LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Shop Your Way, Inc.	Delaware	Sears Brands Business Unit Corporation	Common	100.000000
SJC-I, Inc.	Delaware	Sears, Roebuck and Co.	Common	100.000000
SOE, Inc.	Delaware	FBA Holdings Inc.	Percentage Ownership Interest	100.000000
SR Sutton Group LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
SRC Depositor Corporation	Delaware	Sears, Roebuck and Co.	Common	100.000000
SRC Facilities Statutory Trust No. 2003-A	Delaware	SRC O.P. Corporation	Percentage Ownership Interest	100.000000
SRC Harlem North Redevelopment, LLC	Illinois	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
SRC O.P. Corporation	Delaware	Sears, Roebuck and Co.	Common	100.000000
SRC Real Estate (TX), LP	Delaware	SRC Facilities Statutory Trust No. 2003-A	Percentage Ownership Interest	99.900000
SRC Real Estate (TX), LP	Delaware	SRC Real Estate Holdings (TX), LLC	Percentage Ownership Interest	0.100000
SRC Real Estate Holdings (TX), LLC	Delaware	SRC Facilities Statutory Trust No. 2003-A	Percentage Ownership Interest	100.000000
SRe Holding Corporation	Delaware	Sears Holdings Corporation	Common	100.000000
ST Holdings, Inc.	Delaware	Sears, Roebuck and Co.	Common	100.000000
ST Holdings, Inc.	Delaware	Sears, Roebuck and Co.	Series A Preferred	100.000000
ST Holdings, Inc.	Delaware	Sears, Roebuck and Co.	Series B Preferred	100.000000
ST Holdings, Inc.	Delaware	Sears, Roebuck and Co.	Series C Preferred	100.000000
StarWest, LLC	Delaware	FBA Holdings Inc.	Percentage Ownership Interest	100.000000
STATE INTERACTIVE LLC	Delaware	Sears Holdings Management Corporation	Percentage Ownership Interest	100.000000
STI Merchandising, Inc.	Michigan	Kmart Corporation	Common	100.000000
The Sears-Roebuck Foundation	Illinois	Brathwaite, Christian E.	Percentage Ownership Interest	33.333300
The Sears-Roebuck Foundation	Illinois	Carter, Dean E.	Percentage Ownership Interest	33.333300
The Sears-Roebuck Foundation	Illinois	Cavnar, James	Percentage Ownership Interest	33.333300
Troy Coolidge No. 1, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 10, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 12, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 13, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 14, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 15, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 17, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 18, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 19, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 2, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000

Troy Coolidge No. 20, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 21, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 22, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 23, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 30, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 32, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 36, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 37, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 4, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 42, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 45, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 46, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 5, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 50, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 53, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 58, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 59, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 62, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Troy Coolidge No. 7, LLC	Michigan	Kmart Corporation	Percentage Ownership Interest	100.000000
Ubiquity Critical Environments I LLC	Delaware	Sears, Roebuck and Co.	Percentage Ownership Interest	100.000000
Ubiquity Critical Environments II LLC	Delaware	Kmart Corporation	Percentage Ownership Interest	100.000000

Exhibit 2

Underlying Documents and Changes Thereto

[See Attached]

Exhibit 2

Underlying Documents

(Preliminary)

KCD IP Notes Documents:

1. Indenture, dated as of May 18, 2006, between KCD IP, LLC, as issuer, and U.S. Bank National Association, as trustee.

2. Management Agreement, dated as of May 18, 2006, between KCD IP, LLC and Sears Intellectual Property Management Company

3. Back-up Management Agreement, dated as of May 18, 2006, among Ocean Tomo, LLC, KCD IP, LLC and U.S. Bank National Association

4. Contribution Agreement, dated as of May 18, 2006, between Sears Brands, LLC and KCD IP, LLC

5. KCD IP, LLC Management Agreement, dated as of May 18, 2006

6. Servicing Agreement, dated as of May 18, 2006, between Sears Holdings Management Corporation and U.S. Bank National Association

7. Note Purchase Agreement, dated as of May 18, 2006, KCD IP, LLC, Sears Reinsurance Company Ltd. and Sears Financial Holding Corporation

8. Notes issued pursuant to items 1 and 6 above.

It is understood and agreed by all Parties to this Agreement that the Sears Parties have not provided copies of all supplements entered into for purposes of integrating additional intellectual property and/or acknowledging the release of intellectual property in accordance with the terms of the documents listed in this section.

REMIC Documents:

1. Subscription and Contribution Agreement, dated as of November 24, 2003, between Sears, Roebuck and Co. and SRC O.P. Corporation

2. Contribution Agreement, dated as of November 24, 2003, between SRC O.P. Corporation and SRC Facilities Statutory Trust No. 2003-A

3. Contribution Agreement, dated as of November 24, 2003, between SRC Facilities Statutory Trust No. 2003-A and SRC Real Estate (TX), LP

4. Associated capitalization notes.

5. Participation Agreement, dated as of November 24, 2003, among SRC O.P. Corporation, U.S. Bank Trust National Association, SRC Facilities Statutory Trust No. 2003-A, SRC Real Estate (TX), LP, Sears, Roebuck and Co., SRC Depositor Corporation and Wells Fargo Bank Minnesota, N.A.

6. Master Lease Agreement, dated as of November 24, 2003, among SRC O.P. Corporation, SRC Facilities Statutory Trust No. 2003-A, SRC Real Estate (TX), LP and Sears, Roebuck and Co.

7. Master Loan Agreement, dated as of November 24, 2003, among SRC O.P. Corporation, SRC Facilities Statutory Trust No. 2003-A, SRC Real Estate (TX), LP, Wells Fargo Bank Minnesota, N.A. and SRC Depositor Corporation

8. Related mortgages or deeds of trust on substantially all REMIC Properties.

9. Private Placement Agreement, dated as of November 24, 2003, among SRC Depositor Corporation, Sears, Roebuck and Co. and Deutsche Bank Securities Inc.

10. Certificate Purchase Agreement, dated as of November 24, 2003, between SRC Depositor Corporation and Sears Financial Holding Corporation

11. Pooling and Servicing Agreement, dated as of November 24, 2003, among SRC Depositor Corporation, Sears, Roebuck and Co. and Wells Fargo Bank Minnesota, N.A.

12.	REMIC certificates issued thereunder.

13.	Recent title reports on substantially all REMIC Properties.

14.	Limited Waiver

15.	First Amendment to Master Lease Agreement

It is understood and agreed by all Parties to this Agreement that the Sears Parties have not provided copies of all supplements entered into for purposes of accomplishing substitutions of REMIC Properties, together with limited waivers executed in connection therewith that do not modify the continuing terms of the documents listed in this section.

Changes, Waivers, or Amendments to the Underlying Documents between September 4, 2014 and the Closing Date

See (i) Limited Waiver attached as Exhibit 24 and (ii) attached First Amendment to Master Lease Agreement.

Other than (i) Limited Waiver and (ii) First Amendment to Master Lease Agreement, none. It is understood and agreed by all Parties to this Agreement that the Sears Parties have not provided copies of all supplements entered into for purposes of accomplishing substitutions of REMIC Properties, together with limited waivers executed in connection therewith that do not modify the continuing terms of the documents listed in the preceding sections. It is also understood and agreed by all Parties to this Agreement that the Sears Parties have not provided copies of all supplements entered into for purposes of integrating additional intellectual property and/or acknowledging the release of intellectual property in accordance with the terms of the documents listed in the preceding sections.

EXECUTION VERSION

FIRST AMENDMENT TO THE

MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO THE MASTER LEASE AGREEMENT, made and entered as of March 18, 2016 (this “Amendment”), between (a) (i) in the case of any Site located in the State of Maryland, as to matters relating to the Site or the Site Lease, SRC O.P. CORPORATION, a Delaware corporation and as to matters relating to the related Mortgage Note, SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, acting on behalf of the applicable SUBI Portfolio; (ii) in the case of any Site located in the State of Texas, SRC REAL ESTATE (TX), LP, a Delaware limited partnership; or (iii) in the case of any other Site, SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, acting on behalf of the applicable SUBI Portfolio, in each case as lessor (each, as applicable, the “Lessor”), (b) SEARS, ROEBUCK AND CO., as lessee (the “Lessee”) and as document custodian, master servicer and special servicer (the “Servicer”), and (c) SRC DEPOSITOR CORPORATION, a Delaware corporation (the “Depositor” and, together with each Lessor, the Lessee and the Servicer, the “Parties”). Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).

WHEREAS, each Lessor and the Lessee entered into that certain Master Lease Agreement, dated as of November 24, 2003 (as may be further amended, supplemented, modified or restated from time to time, the “Agreement”);

WHEREAS, pursuant to Section 22(a) of the Agreement, the parties hereto desire to amend the Agreement;

WHEREAS, the Parties entered into various other Operative Documents pursuant to which each of the Sites was contributed to the applicable Lessee and certain Mortgage Loans, secured by certain Mortgages, were made to the applicable Lessor;

WHEREAS, pursuant to a Pooling and Servicing Agreement, dated as of November 24, 2003 (the “PSA”), between the Depositor, the Servicer and Wells Fargo Bank, N.A. (formerly known as Wells Fargo Bank Minnesota, N.A.), the Mortgage Loans were contributed to a trust and such trust issued Certificates (as defined in the PSA) backed by the Mortgage Loans, which Certificates are held by the Depositor;

WHEREAS, pursuant to the terms of the PSA, the Servicer is permitted to consent to waivers of the terms of the Mortgage Loans;

WHEREAS, Sears Holdings Corporation, a Delaware corporation (the “Parent”), the Parties, certain other subsidiaries of the Parent and the Pension Benefit Guaranty Corporation have entered into a Pension Plan Protection and Forbearance Agreement, dated as of the date hereof (the “PPPFA”);

WHEREAS, certain of the transactions contemplated by the PPPFA and the other Transaction Documents (as defined in the PPPFA) constitute defaults under certain of the Operative Documents and/or the PSA (the “Transaction Defaults”); and

WHEREAS, subject to the terms and conditions set forth herein, each of the Parties has agreed to waive the Transaction Defaults.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Substitution.

The last sentence of Section 14(d) of the Agreement is hereby amended by adding the following phrase:

“provided, however, that Lessee shall have until the date that is 120 days following the date of the applicable substitution in order to deliver the following with respect to each Substitute Site: (i) a survey and title policies (owner’s and mortgagee’s) (ii) environmental reports and reliance letters; and (iii) UCC, tax lien and judgment searches; provided further that the aggregate value (determined, with respect to each property, by reference to an appraisal effective on or about the date of the applicable substitution) of the properties for which the items set forth in the immediately preceding proviso have not been delivered shall not at any time exceed $50,000,000;

Section 2. Lessee’s Grants and Releases of Easements.

The first sentence of Section 14(f) of the Agreement is hereby amended by adding the following phrase:

“provided, further, that Lessee shall not be required to deliver the foregoing certification with respect to amendments to reciprocal easement agreements, declarations, supplemental agreements, and other similar agreements (each, as applicable, the “REA Agreement”), so long as the applicable amendment does not modify the burdens or benefits under such REA Agreement with respect to the applicable Site or otherwise increase the obligations or decrease the rights of the Lessor or the Lessee under such REA Agreement.”

Section 3. Waiver.

(a) The Parties acknowledge and agree that the Transaction Defaults, with the giving of notice and/or the passage of time, could constitute defaults under some or all of the Operative Documents and/or the PSA. Subject to the satisfaction of the conditions set forth in Section 3(b) hereof, each Party hereby agrees to waive the Transaction Defaults.

(b) Lessee agrees to indemnify, defend and hold harmless each of the other Parties from any third party liabilities, demands, actions, causes of action, suits, claims, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees, court costs and litigation expenses) suffered or incurred by any of the Lessors as a result of or in connection with any of the Transaction Defaults set forth herein.

(c) The Parties agree that the limited waiver set forth in this Agreement shall be limited precisely as written to the Transaction Defaults set forth herein. Except as expressly set forth in this Section 3, the limited waiver set forth in this Section 3 shall not be deemed to be a consent to any amendment, waiver, or modification of any other term or condition of the Agreement, any of the other Operative Documents or the PSA.

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Section 4. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement, the other Operative Documents and the PSA shall remain in full force and effect. All references to the Agreement, the other Operative Documents and/or the PSA shall be deemed to mean the Agreement, the other Operative Documents and/or the PSA as modified hereby. The parties hereto agree to be bound, to the extent applicable by the terms and conditions of the Agreement, the other Operative Documents and the PSA as amended by this Amendment, as though such terms and conditions were set forth herein.

Section 5. Conditions Precedent.

The Security Trustee acknowledges and consents to the terms of this Amendment. This Amendment shall not be effective until having been duly executed by, and delivered to, the parties hereto, with the Acknowledgement and Consent fully executed.

Section 6. Capacity of Trustee.

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of any Lessor is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only such Lessor, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by any Lessor in this Amendment and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of any Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Lessor under this Amendment or any other related document.

Section 7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different Parties on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each of the Parties agrees that a signature transmitted to the other Parties or their respective counsel by facsimile transmission or by “.PDF” shall be as effective to bind the Party whose signature was transmitted as a duly executed and delivered original.

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(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

[SIGNATURES FOLLOW ON NEXT PAGE]

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IN WITNESS WHEREOF, each Lessor and the Lessee have caused this Amendment to be duly executed by their respective officers all as of the day and year first above written.

LESSORS:

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

SRC REAL ESTATE (TX), LP, a Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

			By:	/s/ JOSE A. GALARZA
			Name:	JOSE A. GALARZA
			Title:	VICE PRESIDENT

SRC O.P. Corporation, a Delaware corporation

By:
Name:
Title:

[Signature Page to Amendment]

IN WITNESS WHEREOF, each Lessor and the Lessee have caused this Amendment to be duly executed by their respective officers all as of the day and year first above written.

LESSORS:

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

By:
Name:
Title:

SRC REAL ESTATE (TX), LP, a Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

SRC O.P. Corporation, a Delaware corporation

By:	/s/ Scott E. Huckins
	Name:	Scott E. Huckins
	Title:	Vice President

[Signature Page to Amendment]

LESSEE AND SERVICER:

SEARS, ROEBUCK AND CO.,
a New York corporation

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

[Signature Page to Amendment]

DEPOSITOR:

SRC DEPOSITOR CORPORATION, a Delaware corporation

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

[Signature Page to Amendment]

ACKNOWLEDGMENT AND CONSENT

The undersigned certificateholder of the SRC Commercial Mortgage Trust 2003-1 and the Security Trustee acknowledge and consent to the terms of the attached Amendment.

SECURITY TRUSTEE:

WELLS FARGO BANK, N.A.

By:	Sears, Roebuck and Co., as Master Servicer under the Pooling and Servicing Agreement dated November 24, 2003

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Its:	Vice President, Controller and Chief Accounting Officer

SRC DEPOSITOR CORPORATION

By:
Name:	Scott E. Huckins
Title:	Vice President

[Signature Page to Amendment]

ACKNOWLEDGMENT AND CONSENT

The undersigned certificateholder of the SRC Commercial Mortgage Trust 2003-1 and the Security Trustee acknowledge and consent to the terms of the attached Amendment.

SECURITY TRUSTEE:

WELLS FARGO BANK, N.A.

By:	Sears, Roebuck and Co., as Master Servicer under the Pooling and Servicing Agreement dated November 24, 2003

By:
Name:
Its:

SRC DEPOSITOR CORPORATION

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

[Signature Page to Amendment]

Exhibit 3-A

Sears Ownership Chart Relating to the Depositor and the RE Subsidiaries

[See Attached]

Ownership Chart: Sears Holding Corporation

Exhibit 3-B

Certain Information Regarding the Depositor

A. Organizational identification number of Depositor:

FEIN: 20-0400448

Organizational ID#: 3704862

B. Address of chief executive office of Depositor:

3711 Kennett Pike

Greenville, DE 19807

Exhibit 4

All Holders of REMIC Certificates

SRC Depositor Corporation

Portions of this document have been redacted pursuant to a Request for Confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

Exhibit 5

All Sales, Substitutions, or Transfers of Any REMIC Properties Out of the REMIC

Structure From and After October 1, 2014 Until Closing

[**]

Exhibit 6

REMIC Existing Liens

[See Attached]

EXHIBIT 6

REMIC Existing Liens

as of the

Closing Date

Notes:

(1)	Reference is made to the Pension Plan Protection and Forbearance Agreement, dated as of March 17, 2016, by and between Sears Holdings Corporation, SRC Depositor Corporation, SRC O.P. Corporation, Sears Real Estate (TX), LP, SRC Real Estate Holdings (TX), LP, SRC Facilities Statutory Trust No. 2003-A, Sears, Roebuck and Co., KCD IP, LLC, and Sears Brands, LLC and Pension Benefit Guaranty Corporation (“PBGC”) (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”). Capitalized terms used but not defined herein shall be given the meanings given to such terms in the PPPFA.
(2)	CTIC Title No. references the Commitment for Title Insurance prepared by Chicago Title Insurance Company issued on the date stated in the Commitment (or for New Jersey, the Title Search Report).
(3)	The inclusion of any item on this Exhibit does not constitute an admission by the Company or any of its Subsidiaries that such item is not permitted by the REMIC Transaction Documents or would not be permitted to be incurred pursuant to Section 3.05(b) of the PPPFA and the Company and its Subsidiaries reserve all rights with respect to any such determination.

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501824	2819	Fairbanks	AK	U.S. BANK TRUST NATIONAL ASSOCIATION, SOLELY AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501825	1141	Aurora	CO	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501826	1221	Chapel Hills (Colorado Springs)	CO	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501827	1271	Denver-Southwest (Littleton)	CO	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501828	1831	Thornton	CO	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A	Supplemental Agreement between JP Thornton and Sears, Roebuck and Co. dated October 28, 2004 grants from Sears, Roebuck and Co. to JP Thornton a right of repurchase if Sears is dark for 365 days and gives to JP Thornton a ROFO which is really a right of first refusal exercisable within 30 days after Sears provides JP Thornton with the terms of a bona fide third party offer to buy. ROFR does not apply to proposed transfer to an entity that is an affiliate, part of a sale/leaseback arrangement; the surviving entity resulting from a merger or sale of stock or as part of a multi-store sale by Sears. (Livelink review by Elizabeth Williams).

1

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
					Oil and Gas Lease between Thornton 164, LLC, as Lessor and Noble Energy, Inc., as Lessee, evidenced by a Ratification of Oil and Gas Lease by Site A., LLC recorded December 6, 2010 at Reception No. 201084457and re-recorded February 16, 2012 at Reception Nos. 201211929 and Affidavit of Extension of Oil and Gas Lease by Production recorded February 25, 2015 and Declaration of Pooling and Unitization recorded February 25, 2015 at Reception No. 201513116.

21501829	1035	Augusta	GA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A

Open Condemnation Matter re: taking of property affecting two entrances on the Mall parcel, indirectly impacts Sears due to REA.

Case Information:

AUGUSTA, GEORGIA,

CONDEMNOR,

V.

4,598 Square Feet of Permanent Easement and 7,531 Square Feet of Temporary Construction Easement; American General Life and Accident Insurance f/k/a National Life and Accident Insurance Company, J.C. Penny Properties, Inc., General Growth Properties, Inc. f/k/a Augusta Mall Partnership, Macy’s, Inc. f/k/a R.H. Macy & Co., Inc., Macy’s South, Inc., Macy’s Primary Real Estate, Inc., Rich’s Augusta Mall Real Estate, Inc., Rich’s Department Stores, Inc., Rich’s Real Estate, Inc., Sears, Roebuck and Company, Dillards, Inc. f/k/a J.B. White & Company, Wells Fargo Bank f/k/a The First National Bank of Atlanta, and Queensboro National Bank and Trust Company f/k/a The First National Bank and Trust Company of Augusta; Individually; CONDEMNEES-RESPONDENTS.

Richmond County Superior Court Civil Action No.: 2015-RCCV-464 And DEPARTMENT OF TRANSPORTATION, Condemnor,

V.

0.278 acres of land; certain easement rights; and PERRY S. ALTERMAN, as Trustee under Declaration of Trust; SEARS, ROEBUCK & COMPANY d/b/a SEARS OUTLET; ATLANTA UNION MISSION CORPORATION; EXCELLENT AUTOMOTIVE, INC. d/b/a MASTERS AUTOMOTIVE; CITY OF MARIETTA, GEORGIA; HONORABLE KELLI WOLK, as PROBATE JUDGE OF COBB COUNTY; CARLA JACKSON, as TAX COMMISSIONER OF COBB COUNTY; and any and all others claiming an interest in said property, Condemnees

SUPERIOR COURT OF COBB COUNTY

STATE OF GEORGIA CIVIL ACTION FILE NO. 14-1Z007-48 1-75 PARCEL 46

21501830	1095	Douglasville	GA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

2

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501831	1155	Atlanta–Cobb	GA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501832	1565	Atlanta–Southlake (Morrow)	GA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501833	1685	Atlanta–Gwinnett Place	GA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501834	2115	Waycross	GA

GROUND LEASED LOCATION

Fee Owner/Ground Lessor: Tract 1 – WBCMT 2004-C12 Mall at Waycross LLC

Additional Insured Parcel: Tract 2 – Waycross Mall OP, LLC (REA Easement Parcel)

Tract 3: Ground Lessee: U.S Bank Trust National Association, as trustee of the SRC Facilities Statutory Trust No. 2003-A

					Legal description in recorded memorandum of lease is incorrect. Legal description in actual lease, however, is correct.

21501835	2845	Athens	GA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

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CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501836	8745	Tucker	GA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501848	1012	Des Moines	IA

FEE OWNED AND LEASED PROPERTY

Fee Owned: PARCEL 1: U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A

Co-Owned PARCEL 2:

U.S Bank Trust National Association, as Trustee for the SRC Facilities Statutory Trust No. 2003-A owns an undivided  1⁄2 interest and Merle Hay Mall, Inc. owns the other  1⁄2 undivided interest. [PARCEL 2 is a small area conveyed to Sears and Merle Hay by the City of Des Moines which is governed by a TIC Agreement dated 4/21/80]

Leased PARCEL 3 – Fee Owner –James Joseph Legrone, Jr. (parking lot)

Right of First Offer contained in unrecorded Agreement between Merle Hay Mall Inc. and Sears dated 4/21/1980 (Livelink review by Gwen Sandstrom).

Sears and Shopping Center Easement Agreement between Merle Hay Mall Inc. Merle Hay Plaza, Inc. and Sears dated 3/21/1973 which provides that Sears may not assign its lease or sublet the Sears Leased Premises (which is described as the parking lot area under the Legrone lease) or amend its lease without consent of Merle Hay Mall, Inc. and Merly Hay Plaza, Inc. (Livelink review by Gwen Sandstom).

Construction Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents dated July 1, 2013 from Merle Hay Mall Limited Partnership to Associated Bank, National Association, recorded July 2, 2013 in Book 14858 on page 286 as document no. 201400000598 to secure a note in the amount of $48,000,000.00, Amended by Instrument recorded August 27, 2014 in Book 15302 on page 826 as document 201500031526, and Assignment of Leases and Rents dated July 1, 2013 from Merle Hay Mall Limited Partnership to Associated Bank, National Association, recorded July 2, 2013 in Book 14858 on page 323 as document no. 201400000599, Amended by Instrument recorded August 27, 2014 in Book 15302 on page 836 as document 201500031527, Amended by Second Amendment dated December 30, 2015, recorded Janary 6, 2016 in Book 15861, page 478, and Financing Statement evidencing an indebtedness from Merle Hay Mall Limited Partnership, debtor, to Associated Bank, National Association, secured party, recorded July 2, 2013 in Book 14858 on page 337 as document no. 201400000600.

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CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501849	2422	Sioux City	IA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501850	2760	Davenport	IA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501837	1172	Bloomingdale	IL	SRC FACILITIES STATUTORY TRUST NO. 2003-A

Option to repurchase in favor of LaSalle National Trust, N.A., a national banking association, as Successor Trustee under Trust Agreement dated April 13, 1979 and known as Trust Number 100100 as reserved in deed from said party to Sears, Roebuck and Company, a New York corporation, dated May 31, 1990 and recorded June 21, 1990 as Document R90-076648, subject to the provisions contained in said deed.

1. Encroachment Of The Two Story Brick And Stucco Building Located Mainly On The Land Onto The Property West And Adjoining At The Southerly Most West Line By Approximately 1.3 Feet, As Shown On Plat Of Survey Number 20030367 Prepared By Bock & Clark’s National Surveyors Network Dated September 11, 2003. 2. Encroachment Of The Two Story Brick And Stucco Building Located Mainly On The Land Onto The Property South And Adjoining At The Northerly Most South Line By Approximately 0.2 To O.3 Feet, As Shown On Plat Of Survey Number 20030367 Prepared By Bock & Clark’s National Surveyors Network Dated September 11, 2003. 3. Encroachment Of The Two Story Brick And Stucco Building Located Mainly On The Land Onto The Property West And Adjoining At The Northerly Most West Line By Approximately 1.2 To 1.3 Feet, As Shown On Plat Of Survey Number 20030367 Prepared By Bock & Clark’s National Surveyors Network Dated September 11, 2003. 4. Encroachment Of The Concrete Located Mainly On The Land Onto The Property South And Adjoining At The Northerly Most South Line By An Undisclosed Amount, As Shown On Plat Of Survey Number 20030367 Prepared By Bock & Clark’s National Surveyors Network Dated September 11, 2003.

21501838	1321	Peoria	IL	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501839	1780	Springfield	IL	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501840	1820	West Dundee	IL	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

5

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501841	1840	Chicago Ridge	IL	SRC FACILITIES STATUTORY TRUST NO. 2003-A	Grant of right of first negotiation dated March 27, 1979 and recorded April 4, 1979 as document 24904032 (Exception 15). The Agreement provides Great Atlantic & Pacific Tea Company, Inc. the right of first negotiation to lease a supermarket or food store on two contiguous parcels (totaling 70 acres) which terminated on June 30, 1982. Section 5 of the Agreement also provides that it shall terminate as to Parcel A (16 acres) upon commencement of construction of a department store to be used or occupied by Sears, Roebuck and Co.

21502958	2121	Peru	IL	SRC FACILITIES STATUTORY TRUST NO. 2003-A	Right of First Refusal and Repurchase Option described in Reciprocal Construction, Operation and Easement Agreement dated December 30, 1969, recorded May 8, 1970 as Doc. 560807. Per Sec. 20(d)(i), if the owner of the Ward Building sells all or a portion of Parcel A (Sears Parcel) to an unrelated third party, and leases back the premises, the owner must notify Developer at least 60 days prior to the closing therefor and Developer has the right within the 60 day period to purchase Parcel A or portion being sold on the same terms. Per Sec. 20(d)(ii) if, at any time after the 22nd year the Ward Building is open (11/1/1992) but before the termination of the Agreement (11/1/2020 latest), (A) a dept. store is not being operated on Parcel A, (B) if 60,000 sf of leasable area is then being operated on Parcel B (mall parcel) AND (C) the Bergner Building is then being operated as a department store, THEN the developer has a right to repurchase Parcel A. Closing to occur within 60 days of developer’s notice to the owner of the Ward Building of its decision to repurchase. However, the developer cannot repurchase the property if within that 60 day period a department store will again be operated on parcel A.

21501842	2250	Crystal Lake	IL	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501843	1600	Castleton	IN	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501844	1650	Merrillville	IN	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501845	1680	Indianapolis– Washington Sq.	IN	SRC FACILITIES STATUTORY TRUST NO. 2003-A	Stormwater Lien in the amount of $4,824.00 as set out in Certification from Department of Public Works recorded October 26, 2005 as 2005-0176155.

21501846	1800	Mishawaka– University Park	IN	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501847	2290	Michigan City	IN	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

6

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501851	1642	Topeka	KS	U.S. BANK TRUST NATIONAL ASSOCIATION AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501852	1730	Florence	KY	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501853	1790	Louisville – Jeff Mall	KY	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501854	1077	Shreveport	LA	SRC FACILITIES STATUTORY TRUST NO. 2003-A, ACTING ON BEHALF OF SUBI PORTFOLIO, APPEARING THROUGH U.S. BANK TRUST NATIONAL ASSOCIATION

Agreement of Certain Tract of Land between Sears, Roebuck and Co. and General Growth dated 5/30/1975 which provides Developer the right to purchase the entire site, in the event Sears ceases to operate its main store. Also, Sears grants to Developer a ROFR to purchase within 20 days of Sears receiving a bona fide offer. Term ends 12/31/2024. (Livelink review by Kim Thompson).

Lease between Sears, Roebuck and Co. and General Growth dated 6/1/1974, in which Sears grants Developer a ROFR to purchase within 20 days of Sears receiving a bona fide offer. Term ends 12/31/2024 (Livelink review by Kim (Thompson).

Permanent drainage easement and a temporary construction easement with applicable municipality.

21501855	1086	Cortana-Baton Rouge	LA	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501856	1116	Monroe	LA	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501857	1147	Baton Rouge	LA	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501858	1226	Metairie	LA	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501859	1286	Gretna	LA	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A DELAWARE STATUTORY TRUST	No Issues.

7

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501860	2087	Alexandria	LA	SRC FACILITIES STATUTORY TRUST NO. 2003-A TRUSTEE	No Issues.

21501861	2677	Bossier City	LA	SRC FACILITIES STATUTORY TRUST NO. 2003-A TRUSTEE	No Issues.

21501862	1403	North Attleboro	MA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501863	1104	Marlborough	MA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A (Sears, Roebuck and Co. leasehold interest is pursuant to a ground lease with U.S. Bank Trust)

Lease naming Heath Corp. of Marlborough, Inc. recorded in Book 26336, Page 575 (Middlesex Southern District) and Book 17927, Page 155 (Worcester County).

Lease naming ILindt & Sprungli (USA), Inc. recorded in Book 27877, Page 414.

Lease naming Mayflower Solomon Pond, LLC and Delops, Inc. recorded in Book32812, Page 426.

21501864	1223	Brockton	MA	GROUND LEASED PROPERTY Fee Owner/Ground Lessor: New Westgate Mall LLC Ground Lessee: U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from New Westgate Mall LLC to Bank of America, N.A. dated May 19, 2010 in the original principal amount of $28,575,000.00 and recorded in Book 38538, Page 270 and filed as Document No. 663886, as amended by First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 16, 2013, recorded in Book 43500, Page 108, and filed as Document No. 712164 and affected by Subordination, Attornment and Non-Disturbance Agreement with Sears Roebuck and Co. dated May 19, 2010, recorded in Book 39133, Page 309.

Notice of contract by Bloom, South & Gurney, Inc. recorded in Book 7381, Page 231, also filed as Document No. 265714, as affected by a Sworn Statement Under c. 254, recorded in Book 7448, Page 30, also filed as Document No. 267079 and as affected by a Complaint filed in Plymouth Superior Court, Case No. CA87-440, recorded with said Deeds, Book 7564, Page 328, also filed with said Registry District as Document No. 269413. (affects fee estate only) ).

Lease between Campanelli Investment Properties and Child World, Inc., notice of which is dated January 16, 1985, recorded in Book 5972, Page 307;

Amendment to and Restatement of Lease between Westgate Mall Properties LLC and The May Department Stores Company dated January 23, 2003, notice of which is dated January 23, 2003, Book 24186, Page 55 Document No. 62643, and as affected by Subordination, Non-Disturbance and Attornment Agreement with Macy’s Retail Holdings, Inc. entered into as of May 19, 2010, recorded with Deeds, Book 39133, Page 318;

8

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens

Lease between Campanelli Investment Properties and Marshalls of Brockton, MA, Inc. notice of which is dated July 18, 1986, recorded in Book 6343, Page 279 as affected by Amendment to Notice of Lease dated July 6, 1999 and recorded at Book 17746, Page 41 and as further affected by a Subordination, Recognition and Attornment Agreement with Marshalls of MA, Inc., recorded in Book 39133, Page 304;

Lease between Campanelli Investment Properties, as Lessor and OCB Realty Co. as Lessee, memorandum of which is dated December 17, 1996,recorded at Book 14910, Page 128;

Lease between Westgate Brockton Partners, L.P. as Lessor and Bugaboo Creek Holdings, Inc., as Lessors, notice of which is dated August 17,2005 and recorded in Book 32098, Page 304, and as affected by a re-recorded Notice of Lease by and between Westgate Brockton Mall LLC, and Landlord, and Bugaboo Creek Holdings,Inc.,as Tenant, dated November 19, 2007, recorded in Book 35402, Page 45 and filed as Document No. 631093 and as affected by a Subordination, Non-Disturbance and Attornment Agreement with Bugaboo Creek Holdings, Inc. dated May 19, 2010, recorded with said Deeds, Book 39133, Page 327;

Leasehold Mortgage, Security Agreement, Assignment of Leases and Rents and Financing statement (Fixture Filing) by Bugaboo Creek Holdings, Inc. to Ableco Finance LLC, as Collateral Agent, dated November 19,2007, recorded in Book 36402, Page 52 and filed as Document No. 63 1 094 (affects tenants interest);

Second Lien Leasehold Mortgage, Security Agreement, Assignment of Leases and Rents and Financing Statement (Fixture Filing) from Bugaboo Creek Holdings, Inc. to Wilmington Trust Company, as Collateral Agent, dated October 17, 2008, recorded in Book 36469, Page 62 and filed as Document No. 642331 ( affects tenants interest);

UCC Financing Statement from Bugaboo Creek Holdings, Inc. to Ableco Finance LLC, as Collateral Agent, recorded at Book 35402, Page 74 and filed as Document No. 631095 (affects tenants interest);

UCC Financing Statement from Bugaboo Creek Holdings, Inc. to Wilmington Trust Company, as Collateral Agent, recorded at Book 36169, Page 85 and filed as Document No, 642332 (affects tenants interest);

Lease between New Westgate Mall LLC, Landlord, and Brockton Pancakes, Inc., Lessee, said notice dated April 12, 2011, recorded in Book 40253, Page 179, and filed as Document No. 681215, as affected by Subordination, Non-Disturbance and Attornment Agreement dated April 27, 2011, recorded in Book 40253, Page 191, and as Document No. 681216;

9

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens

Lease between New Westgate Mall LLC, Landlord, and Jo-Ann Stores, Inc., Tenant, memorandum of which is dated as of May 1,2012, recorded in Book 41973, Page 247, and file as Document No. 697556, as affected by Subordination, Non-Disturbance and Attornment Agreement dated as of May 17,2012, recorded in Book 41973, Page 257, and filed as Document No. 697557;

Lease between New Westgate Mall LLC, Landlord, and Blazin Wings, Inc., Tenant, memorandum of which is dated October 18,2012, filed as Document No. 699580;

Lease between New Westgate Mall LLC, Landlord, and Demoulas Super Markets, Inc., Tenant, notice of which is undated, recorded in Book 45127, Page 23 and filed as Document No. 728151, as affected by an Assignment and Assumption of Lease Agreement from Demoulas Super Markets, Inc. to DSM MB I LLC dated as of December 1,2014, recorded in Book 45127, Page 33, also filed as Document No. 728153;

Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from DSM MB I LLC to Morgan Stanley Bank, N.A. dated as of December 12, 2014, recorded in Book 45127, Page 43, also filed as Document No. 728154 (affects tenants interest);

Assignment of Leases and Rents from DSM MB I LLC to Morgan Stanley Bank, N.A. dated as of December 12, 2014, recorded in Book 45127, Page 68, and filed as Document No. 728155. (affects tenants interest);

UCC Financing Statement naming DSM MB I LLC , as Debtor and Morgan Stanley Bank, N.A., as Secured Party recorded in Book 45127, Page 80, and filed as Document No. 728156 (affects tenants interest);

UCC-l Financing Statement naming Metro Wireless LLC as Debtor and Bryan Gudrain as Secured Party, recorded in Book 38749, Page 136;

Easement Agreement by the Trustees of Raymond A. Mucci Trust to Westgate Mall Properties LLC dated December 31, 1998, recorded in Book 17007, Page 76 and as Document No. 440591;

Easement Agreement by Ray Mucci’s Inc. to Westgate Mall Properties LLC dated December 31, 1998, recorded with said Deeds, Book 17007, Page 93, also filed with said Registry District as Document No. 440593.

10

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501865	1343	Cambridge	MA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS SUBI TRUSTEE of SRC FACILITIES STATUTORY TRUST NO. 2003-A)	No Issues.

21501866	2934	Silver City Galleria (Taunton)	MA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501867	1074	Waldorf	MD	SRC O.P. CORPORATION	No Issues.

21501868	1424	Bethesda	MD	SRC O.P. CORPORATION	No Issues.

21501869	1754	Gaithersburg	MD	SRC O.P. CORPORATION	No Issues.

21501870	1854	Parkville (Baltimore)	MD	SRC O.P. CORPORATION	No Issues.

21501871	1011	Grandville	MI	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501872	1092	Westland	MI	GROUND LEASED PROPERTY Fee Owner/Ground Lessor: LSREF Summer REO Trust 2009 Ground Lessee: SRC FACILITIES STATUTORY TRUST NO. 2003-A

Claim of (Construction) Lien filed by Wyandotte Electric Supply Co., Inc. recorded on December 8, 2014 in Liber 51901, Page 1254.

Agreement to Accept Assessments for Future Maintenance and Repair on the Morgan Drain recorded in Liber 15127, Page 779 and Order Amending Final Order of Determination recorded in Liber 15088, Page 533.

Mortgage by B&B Westland Center Mall, LLC, a Delaware limited liability company to Column Financial Inc. dated February 22, 2008 and recorded March 6, 2008 in Liber 47038, Page 176, and Subordination Agreement recorded in Liber 48581, Page 548 (Also covers other land).

Mortgage executed by LSREF Summer REO Trust 2009 to Column Financial, Inc. dated May 21, 2010 and recorded June 2, 2010 in Liber 48581, Page 499 (Also covers other land).

Assignment of Leases and Rents executed by LSREF Summer REO Trust 2009 to Column Financial, Inc. dated May 21, 2010 and recorded June 2, 2010 in Liber 48581, Page 528.

Assignment of Leases and Rents executed by LSREF Summer REO Trust 2009 to Column Financial, 12. Inc. dated May 21, 2010 and recorded June 2, 2010 in Liber 48581, Page 478.

11

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens

Lease between Westland Center Partners Limited Partnership, a Delaware limited partnership, Lessor, and Panera, LLC, a Delaware limited liability company, Lessee, a memorandum of which is recorded January 7, 2005 in Liber 41955, Page 1425.

Subordination, Non-Disturbance and Attornment Agreement by and between Wells Fargo Bank, N.A., f/k/a Wells Fargo Bank Minnesota, N.A., as Trustee for Registered Certificate holders of Banc of America Large Loan, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-BBA2 and Panera, LLC a Delaware limited liability company, recorded January 7, 2005, as Liber 41955, Page 1431.

Lease between Westland Center Partners, L.P., a Delaware limited partnership, Lessor, and JRR Properties Westland LLC, a Michigan limited liability company, Lessee, a memorandum of which is recorded May 4, 2005, in Liber 42625, Page 705, Wayne County Records, as modified by Ground Leases Estoppel Certificate and Consent recorded in Liber 43473, Page 86.

Lease between The Equitable Life Assurance Society of the United States, Lessor, and Federated Department Stores, Inc., Lessee, a memorandum of which is recorded October 7, 1988 in Liber 23914, Page 573, and Assignment and Assumption of Lease recorded in Liber 41612, Page 466.

Lease between Shopping Centers, Inc., Lessor, and J.C. Penny Properties, Inc., Lessee, memo recorded April 8, 1975, in Liber 19066, Page 479 and amended by Memorandum of Lease Amendment Agreement recorded in Liber 39510, Page 993.

Lease between LSREF Summer REO Trust 2009, Lessor, and Ulta Salon Cosmetic Fragrance, Inc., Lessee, as set forth in Lease recorded in Liber 51490, Page 307.

Lease between LSREF Summer REO Trust 2009, Lessor, and Shoe Carnival, Inc., Lessee, as set forth in Liber 51273, Page 225 – exclusive for moderately priced family shoe footwear retailer.

21501873	1110	Portage	MI	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501874	1192	Muskegon	MI	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

12

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501875	1700	Dearborn	MI	SRC FACILITIES STATUTORY TRUST NO. 2003-A

Building and use restrictions and other terms covenants and conditions disclosed by Declaration of Covenants and Restrictions Upon the Use of Land situated in Fairlane Town Center dated December 19, 1986 and recorded in Liber 23053, Page 2, Declaration amended June 19, 2000and recorded in Liber 32169, Page 258 and further amended on April 7, 2008 and recorded in Liber 47152, Page 1351. Building site design requirements and approval by Ford Motor Land Development Corporation. Ford Motor Land Development Corporation had unilateral authority to extend the Declaration to 2058.

Notices of Commencement recorded against the entire mall property but do not pertain to the leasehold interest. Both were recorded August 20, 2015 in Liber 52426, Pages 898 and 906.

21501876	1720	Sterling Heights.	MI	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501877	1760	Novi	MI	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501878	2040	Battle Creek	MI	SRC FACILITIES STATUTORY TRUST NO. 2003-A	Instrument recorded in Liber 684, Page 375, Liber 710, Page 595 and Liber 710, Page 597, Deed Restrictions: single-family dwelling purposes only; no material amendments allowed until 25 year after 8/12/1953 for a portion, 1/14/1955 for a portion, and 5/24/1955 for a portion.

21501879	2180	Traverse City	MI	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501882	1042	Joplin	MO	GROUND LEASED PROPERTY Fee Owner/Ground Lessor: Northpark Mall/Joplin, LLC Ground Lessee: SRC FACILITIES STATUTORY TRUST NO. 2003-A	Memorandum of Lease between Northpark Mall/Joplin, LLC (landlord) and TJX Companies, Inc. (tenant) provides restrictions upon remainder of Shopping Center which provides landlord shall not permit the Restricted Area of the Shopping Center to be used for (a) any non-retail purposes; (b) any entertainment purposes; and (c) any establishment that sells/displays used merchandise or second hand goods. Sears may not be used as a cinema. No premises within 200 feet of exterior walls of Demised Premises shall be used for restaurants or establishments selling food prepared for consumption on or off premises except restaurants may be located on outparcels or Permitted Restaurant 1 on Lease Plan may contain restaurant of up to 8,500 square feet of floor area and Permitted Restaurant 2 on Lease Plan may contain restaurant of up to 6,000 square feet of floor area.

21501883	1171	Springfield	MO	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501884	1182	St. Peters	MO	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

13

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501885	1222	St. Louis/South County	MO	GROUND LEASED PROPERTY Fee Owner/Ground Lessor: South County Shopping Town, LLC Ground Lessee: SRC FACILITIES STATUTORY TRUST NO. 2003-A

No Issues.

The following court case No. 14SL-CC00977 filed March 14, 2014, in the Circuit Court of St. Louis County, Missouri, styled Paul Russell, Plaintiff, vs. South County Shoppingtown LLC, Defendant, is pending. Neither Sears, Roebuck and Co. nor SRC Facilities Statutory Trust No. 2003-A are named in the suit.

21501886	1690	Chesterfield	MO	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501887	1822	Cape Girardeau	MO	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A	Restrictive Covenant and Right of Opportunity to Purchase dated 6/24/2004, between Sears, Roebuck and Co. and Drury Land Development, Inc. grants from Sears to Drury Land Development, Inc. a one-time right of opportunity to purchase (ROFO) prior to entering into substantive negotiations with any prospective buyer. The ROFO is personal to Drury Land Development, Inc. and is not assignable. (Livelink review by Scott Nierman).

21501880	1166	Meridian	MS

GROUND LEASED PROPERTY & SUBLEASED PROPERTY

Fee Owner/Ground Lessor: The Lauderdale County Board of Education

Ground Lessee: Bonita Lakes Mall Limited Partnership

Subtenant as to Ground and Fee Owner of Improvements: SRC FACILITIES STATUTORY TRUST NO. 2003-A

Sub-Subtenant as to Ground and Tenant as to Improvements: Sears, Roebuck And Co.

					No Issues.

21501881	1306	Hattiesburg	MS	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

14

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501896	1165	Concord	NC	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501897	1375	Winston Salem	NC	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501898	1405	Fayetteville	NC	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501899	1455	Wilmington	NC	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A

Notice of Residual Petroleum dated November 1, 2009, advising that the property is contaminated with petroleum.

Judgment lien filed January 28, 2009, 09 CVM in the New Hanover County Clerk’s office in favor of Harold and Brenda Fullwood against Sears, Roebuck and Co. in the amount of $2,747.10 plus costs of $91.00 and interest until paid.

21501900	1475	Durham	NC	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	Judgment in favor of Tom Meyers plus penalties and interest, if any, docketed in file 06CVD4384.

21501901	1605	Raleigh	NC	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	Claim of Lien on Real Property having filing number 15-M-898, filed by party that contracted with Property Owner, dated February 23, 2015, in the amount of $1,147.57.

21501902	1805	Raleigh	NC	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A

Claim of Lien having filing number 15-M-897 filed by National Maintenance Services Inc. and is filed against Cache, Inc. and CVM Holdings LLC (mall developer).

Notice of Residual Petroleum recorded November 5, 2013, in Book 15494, Page 1932, Wake County Registry.

Notice of Dry-Cleaning Solvent Remediation recorded on November 26, 2013, in Book 15515, Page 570, Wake County Registry.

15

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501904	2175	Greenville	NC

Fee Owner/Tract 1: US BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A

Tract 2: Ernest W. Hahn, Inc.

Tract 3: Sears, Roebuck And Co., An 18.875% Undivided Interest As A Tenant In Common.

					No Issues.

21501905	2515	Hickory	NC	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A.	No Issues.

21501907	1712	Grand Forks	ND	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A	Judgment filed by Henry Osmer against Sears, Roebuck and Co. ($435.77, May 25, 2010, Case No. 10-S-0223).

21501888	1314	New Brunswick	NJ	THE TRUSTEES OF THE SRC FACILITIES STATUTORY TRUST NO. 2003-A

Notice of Lis Pendens under Docket No. L-3792-04, recorded 06/23/2004 in Book 32, Page 363. CTIC Commitment in Exception 7 refers to Deed Book 5345 page 671: Deed Book 5346 page 319 regarding land taken.

Leasehold Mortgage of Block 710, Lot 7.02 made by New Brunswick Restaurant, L.L.C., to Hudson United Bank recorded November 24, 2003 in Mortgage Book 9117 page 56.

Assignment of Leases recorded November 24, 2003 in Mortgage Book 9117 page 83 and Assignment of Leases recorded July 16, 2010 in Deed Book 6177 page 691 from Brinker New Jersey, Inc. and OTB Acquisition LLC – Sears, Roebuck and Co. is landlord under lease dated 8/22/1997 with Brinker New Jersey, Inc.

16

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501889	1554	Township of Hamilton	NJ	GROUND LEASED PROPERTY Fee Owner/Ground Lessor: Hamilton Mall, LLC Ground Lessee: SRC FACILITIES STATUTORY TRUST NO. 2003-A

Construction Lien Claim against Hamilton Mall, LLC in favor of Shore Supply Company recorded 11/15/2013 in Instrument No. 2013071058, in the amount of $4,933.10.

Construction Lien Claim against Hamilton Mall, LLC in favor of New Jersey Carpenters Funds, recorded 12/05/2013 in Instrument No. 2013074667, in the amount of $12,900.42.

A mortgage to secure an original principal indebtedness of $110,000,000.00, and any other amounts or obligations secured thereby, recorded 06/13/2012 as Instrument No. 2012036321 of Official Records, dated 06/08/2012 Mortgagor: Hamilton Mall, LLC, Mortgagee: Citibank, N.A. Assignment of Leases, Rents and Security Deposits executed by Hamilton Mall, LLC, as assignor, to Citibank, N.A. assignee, dated 06/08/2012, recorded 06/13/2012 as Instrument No. 2012036322.

A financing statement recorded 06/13/2012 as Instrument No. 2012036323 of Official Records.

Debtor:                 Hamilton Mall, LLC

Secured party:     Citibank, N.A.

Subordination and Non-Disturbance and Attornment Agreement recorded 07/25/2012 as Instrument No. 2012044208, made by and between Citibank, N.A., ’lender’ and H & M Hennes & Mauritz L.P., ‘tenant’.

Subordination and Non-Disturbance and Attornment Agreement recorded 10/24/2012 as Instrument No. 2012063007, made by and between Citibank, N.A., ’lender’ and BWW Jersey Wings, Inc., initially doing business as Buffalo Wild Wings Grill & Bar, ’tenant’ and the terms, provisions and conditions contained therein.

Subordination and Non-Disturbance and Attornment Agreement recorded 11/13/2012 as Instrument No. 2012067194, made by and between Citibank, N.A., lender’and Rare Hospitality International, Inc., tenant and the terms, provisions and conditions contained therein.

Declaration by Hamilton Mall, LLC regarding drainage structures recorded in Deed Book 13477 as Instrument Number 2012038202.

17

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501890	1614	Livingston	NJ	THE TRUSTEES OF THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501891	1734	Lawrenceville	NJ	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501892	1764	Rockaway	NJ	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A

Memorandum of Lease by and between Sears, Roebuck and Co. and Raymours Furniture Co., Inc. in Deed Book 22695 page 856 dated April 20, 2015.

Developer Leases:

•      Memorandum Lease to Paperback Booksmith Franchises Corp in Deed Book 2426 page 854

•      Lease to Child Work, Inc. in Deed Book 2452 page 219

•      Lease to Acme Markets, Inc. in Deed Book 2460 page 936, amended by Deed Book 2590 page 902

•      Memorandum of Lease to Friendly Ice Cream Corporation in Deed Book 2464 page 809

•      Memorandum of Lease to Lane Bryant, Inc. in Deed Book 2465 page 390

•      Lease to Sizzler Family Steak Houses in Deed Book 2590 page 25

•      Memorandum of Lease to McDonalds Corporation in Deed Book 2631 page 179

•      Memorandum of Assignment to American Bell Inc. in Deed Book 2662 page 294

•      Lease to Briad Wenco L.L.C. in Deed Book 4526 page 342

•      Memorandum of Lease to Borders, Inc. in Deed Book 5725 page 129

•      Memorandum of Lease to Michaels Stores, Inc. in Deed Book 5731 page 18.

21501893	1874	Burlington	NJ	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501894	1717	Cottonwood	NM	U.S. BANK TRUST NATIONAL ASSOCIATION, SOLELY AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

18

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501895	2207	Roswell	NM	U.S. BANK TRUST, NATIONAL ASSOCIATION, SOLELY AS TRUSTEE OF SRC FACILITIES STATUTORY TRUST NO. 2003-A.	No Issues.

21501908	1051	Strongsville/South Park	OH	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501909	1120	Columbus (Dublin)	OH	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501910	1210	Columbus/Polaris	OH	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

MM21501911	1710	North Olmsted	OH	SRC FACILITIES STATUTORY TRUST NO. 2003-A (as to Parcels 1-3)	Lease dated August 20, 2009, between Sears, Roebuck and Co., Landlord, and George Group-Great Northern Ltd., Tenant, grants from Sears to George Group a ROFR. (Livelink review by Cathy Neuner).

21501912	1810	Cincinnati–Eastgate	OH	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501913	2010	Mansfield	OH	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501914	2390	Springfield	OH	SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501915	1545	Spartanburg	SC	SRC FACILITIES STATUTORY TRUST NO. 2003-A	Fence encroachment of 0.56 feet by the Highway Department located on the far south side of the parking lot on the opposite side from the store. .

21501916	1595	Greenville	SC

GROUND LEASED (PORTION OF PARKING LOT-3.4 ACRES) AND FEE OWNED (STORE AND PORTION OF PARKING LOT)

Fee Owner (Store and portion of parking lot):

SRC FACILITIES STATUTORY TRUST NO. 2003-A

Fee Owner/Ground Lessor (Portion of Parking Lot):

MFH-MPH, LP

Ground Lessee (Portion of Parking Lot):

SRC FACILITIES STATUTORY TRUST NO. 2003-A

Lease dated 2/28/2013 between Sears, Roebuck and Co., Landlord, and Forever 21 Retail, Inc., Tenant. The lease term with options extends beyond the term of the Master Lease between Sears, Roebuck and Co. and the REMIC entities. (Livelink review by Donna Schroedle).

Memorandum of Loan Agreement and Option to Purchase Real Estate by and between the Worthy Group and First Piedmont Mortgage Company, Inc., recorded February 19, 1974 in Book 994, page 5.

Restrictive Covenants recorded June 1, 1977 in Book 1087, Page 459.

19

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501917	2305	Anderson	SC	SRC FACILITIES STATUTORY TRUST NO. 2003-A

Open civil actions as to easement parcels only:

Sandra Gambrell vs. SPG Anderson Mall, LLC, et. al, Civil Action Number 2014-CP-04-1536

Linda Luton vs. SPG Anderson Mall, LLC, et. al, Civil Action Number 2024-CP-04-02711

21501918	2855	Charleston	SC	SRC FACILITIES STATUTORY TRUST NO. 2003-A	Judgment Number 2008JG1000223 dated 1/30/2008 in the amount of $80.00.

21501919	1027	El Paso	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501920	1076	Lewisville	TX	SRC REAL ESTATE (TX), LP	Ground Lease dated March 20, 2015, by and between Sears, Roebuck and Co. and Kellan Restaurant Management Corp. for the lease of a vacant land outlot parcel.

21501921	1176	Pasadena	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501922	1217	Corpus Christi	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501923	1267	Ridgmar-Fort Worth	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501924	1297	Hurst	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501925	1307	Abilene	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501926	1317	Cielo Vista	TX	SUB-SUB-SUBLEASED PROPERTY Parcel 1(1.871acre-Portion of Retail Store/Portion of Parking Lot):

Memorandum of Letter Agreement, dated April 17, 2015, by and between Simon Property Group, LP and Sears Roebuck and Co., filed for record on May 5, 2015 under Clerk’s Document No. 20150029299 and 20150029298.

Parcel 3: Ground Sublease between Sears, Roebuck and Co. and Simon Property Group (Texas) LP. as successor in interest to Celina Development Company dated July 6, 1981.

20

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens

Fee Owner/Lessor: Dillpaso Properties, Corp.

Lessee/Sublessor: Dillard Department Stores, Inc.

Sublessee/Sub-Sublessor: Simon Property Group (Texas), LP as successor in interest to Celina Development Company

Sub-Sublessee/Sub-Sub-Sublessor: SRC REAL ESTATE (TX), LP

Sub-Sub-Sublessee: Sears, Roebuck and Co.

GROUND LEASED PROPERTY

Parcel 2 (11.364 acres-portion of Parking Lot and portion of Retail Store):

Fee Owner/Ground Lessor: City of El Paso, TX

Ground Lessee/Ground Sublessor: SRC REAL ESTATE (TX), LP

Ground Sublessee: Sears, Roebuck and Co.

21

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens

GROUND SUBLEASED PROPERTY

Parcel 3 (3.8560 acres –part of Parcel 2’s 11.364 acres-Lease out of portion of Parking Lot to Simon Property Group (Texas), LP)

Fee Owner/Ground Lessor: City of El Paso, TX

Ground Lessee/Ground Sublessor: SRC REAL ESTATE (TX), LP

Ground Sublessee/Sub-Sublessor: Sears, Roebuck and Co.

Ground Sub-Sublessee: Simon Property Group (Texas), LP

21501927	1327	Baytown	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501928	1337	Plano	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501929	1367	Waco	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501930	1377	Houston–Willowbrook	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501931	1387	Amarillo	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501932	1407	Beaumont	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501933	1417	Houston – Deerbrook	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501934	1427	San Antonio Rolling Oaks	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501935	1437	Arlington	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501936	1447	Ft. Worth	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501937	1187	Mesquite (4/17/12)	TX	SRC REAL ESTATE (TX), LP	No Issues.

22

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501938	1487	Austin (Cedar Park)	TX	SRC REAL ESTATE (TX), LP	Interest in and to all coal, lignite, oil, gas and other minerals and all rights thereto pursuant to instrument recorded in volume 832, page 838 and volume 856, page 590 and volume 856, page 586. All instruments are dated 1981.

21501939	2197	Texas City (4/1/15)	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501940	2247	Laredo	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501941	2497	Brownsville	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501942	2547	College Station	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501943	2557	Longview	TX	SRC REAL ESTATE (TX), LP	No Issues.

21501944	2587	Denton (4/1/15)	TX	SRC REAL ESTATE (TX), LP.	Claim of Mechanics’ Lien filed by Jody Roberts Construction, Inc. in the amount of $2,000 as Clerk’s File No. 2015-51660 dated May 15, 2015 (for the buildout of Claire’s).

21501945	1029	Spokane	WA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A

Claim of Lien against Bayley Construction in favor of All Wall Contracting, Inc. recorded 9/14/2015 in Instrument No.6435358, in the amount of $296,430.41.

Corrected Claim of Lien against Bayley Construction and North Town Mall, LLC in favor of Kone Inc. recorded 9/24/2015 in Instrument No.6438342, in the amount of $112,902.45.

Memorandum of Lease dated May 31, 2001, by and between Sears, Roebuck and Co. and Price Spokane Limited Partnership, developer, for the lease of surface parking and/or parking garage.

Deed of Trust

Grantor/Trustor: North Town Mall, LLC, a Delaware limited liability company

Grantee/Beneficiary: U.S. Bank National Association, as Administrative Agent

Trustee: First American Title Insurance Company

Amount: $1,500,000,000.00

Recorded: May 6, 2013

Recording Information: 6205076 through 6205080

(Affects a leasehold portion of said premises and other property).

Assignment of leases and/or rents and the terms and conditions thereof:

Assignor: North Town Mall, LLC, a Delaware limited liability company

Assignee: U.S. Bank National Association, as Administrative Agent

Recorded: May 6, 2013

Recording Information: 6205081 and 6205082

(Affects a leasehold portion of said premises and other property).

23

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501946	1038	Spokane	WA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	Scrivener’s error in the legal description attached to the DOT, the Limited Warranty Deed to the SRC entity, and the leaseback Lease to Sears, Roebuck and Co. All omitted the number “1” in the second line of the legal description after the words “as per plat recorded in Volume”.

21501947	1099	Federal Way	WA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501948	1139	Tukwila	WA

GROUND SUBLEASED PROPERTY

Fee Owner/Ground Lessor: WEA Southcenter LLC

Ground Lessee:

WEA Southcenter LLC (no merger of estates)

Ground Sublessee/Ground Sublessor: U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE OF THE SRC FACILITIES STATUTORY TRUST NO. 2003-A

Claim of mechanic’s lien by Pacific Rainier Roofing Inc. against Anderson Construction Co. in the amount of $64,476.00 recorded July 22, 2015 as 20150722001425.

Master Lease recorded as Doc. No. 6008264 by and between Connecticut General Life Insurance Company (Landlord) and Southcenter Shopping Center Corporation (Tenant) Dated: March 31, 1966 and assignments of lessee’s interest under recording nos. 8506281583, 8512171131, 1999070100217, and certificate of merger 20030721002386.

Deed of Trust

Grantor/Trustor: WEA Southcenter LLC, a Delaware limited liability company

Grantee/Beneficiary: Pacific Life Insurance Company, a Nebraska corporation

Trustee: Chicago Title Insurance Company

Amount: $250,000,000.00

Recorded: December 29, 2009

Recording Information: 20091229000432

Assignment of leases and/or rents

Assignor: WEA Southcenter LLC, a Delaware limited liability company

Assignee: Pacific Life Insurance Company, a Nebraska corporation

Recorded: December 29, 2009

Recording Information: 200912290004

24

CTIC Title No.	Store No.	City	State	Title Vested:	REMIC Existing Liens
21501949	2029	Union Gap	WA	GROUND LEASED PROPERTY Fee Owner/Ground Lessor: Valley Mall, L.L.C. Ground Lessee: U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A

Encroachments and other survey matters relating to survey prepared by PLSA Engineering-Surveying-Planning dated October 14, 2013, and amended October 22, 2013 and October 25, 2013, under Job #13205.

Deed of Trust and the terms and conditions thereof.

Grantor/Trustor: Valley Mall, L.L.C., a Delaware limited liability company

Grantee/Beneficiary: Bank of America, N.A., a national banking association

Trustee: Prlap, Inc., a Washington corporation

Amount: $42,000,000.00

Recorded: October 30, 2013

Recording Information: 7822351, 7822352 and 7822353

Memorandum of Lease between Union Gap Property, L.L.C., a Delaware limited liability company, and The Bon, Inc., an Ohio corporation.

Memorandum of Lease and the terms and conditions thereof, executed by Union Gap Property, LLC, a Delaware limited liability company, and The TJX Companies, Inc., a Delaware corporation as Lessee, dated December 13, 2002, and recorded February 18, 2003, under Auditor’s File Number 7317415.

Memorandum of Lease and the terms and conditions thereof, executed by Valley Mall, L.L.C., a Delaware limited liability company, as Lessor, and Wingmen V, LLC, a Washington limited liability company as Lessee, dated January 29, 2015, and recorded February 24, 2015, under Auditor’s File Number 7865086, and recorded April 21, 2015, under Auditor’s File Number 7870377.

21501950	2219	Olympia (Lacey)	WA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

21501951	2309	Silverdale	WA	U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SRC FACILITIES STATUTORY TRUST NO. 2003-A	No Issues.

25

Exhibit 7

REMIC Properties

[See Attached]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

REMIC Values

Unit	Address	City	ST	[**]
2819	Airport Way	Fairbanks	AK	[**]
1141	14200 E. Alameda Avenue	Aurora	CO	[**]
1221	1650 Briargate Blvd	Colorado Spgs	CO	[**]
1271	8501 W Bowles Ave	Littleton	CO	[**]
1831	Sears Grand Thornton	Thornton	CO	[**]
1035	3450B Wrightsboro Rd	Augusta	GA	[**]
1095	6580 Douglas Blvd	Douglasville	GA	[**]
1155	400 Ernest W Barrett Pkwy Nw	Kennesaw	GA	[**]
1565	1300 Southlake Mall	Morrow	GA	[**]
1685	Gwinnett Place Mall	Duluth	GA	[**]
2115	2215 Memorial Dr Ste 400	Waycross	GA	[**]
2845	3700 Atlanta Hwy Ste 270	Athens	GA	[**]
8745	4650 Hugh Howell Rd	Tucker	GA	[**]
1172	Stratford Sq Mall	Bloomingdale	IL	[**]
1321	2200 W War Memorial Dr Ste 998	Peoria	IL	[**]
1780	104 White Oaks Mall	Springfield	IL	[**]
1820	Spring Hill Mall	West Dundee	IL	[**]
1840	6501 95Th St	Chicago Ridge	IL	[**]
2121	1607 36Th St	Peru	IL	[**]
2250	105 Northwest Highway	Crystal Lake	IL	[**]
1600	6020 E 82Nd St Ste 200	Indianapolis	IN	[**]
1650	Southlake Mall	Merrillville	IN	[**]
1680	10202 E Washington St	Indianapolis	IN	[**]
1800	6501 Grape Rd	Mishawaka	IN	[**]
2290	Marquette S/C	Michigan City	IN	[**]
1012	4000 Merle Hay Rd	Des Moines	IA	[**]
2422	Southern Hills Mall	Sioux City	IA	[**]
2760	320 W Kimberly Rd	Davenport	IA	[**]
1642	1781 Sw Wanamaker Road	Topeka	KS	[**]
1730	3000 Mall Rd	Florence	KY	[**]
1790	4807 Outer Loop	Louisville	KY	[**]
1077	3601 Southern Ave	Shreveport	LA	[**]
1086	9001 Cortana Mall	Baton Rouge	LA	[**]
1116	4800 Millhaven Rd	Monroe	LA	[**]
1147	6501 Blubonnet Blvd	Baton Rouge	LA	[**]
1226	Sears Clearview	Metairie	LA	[**]
1286	New Orleans Oakwood S/C	Gretna	LA	[**]
2087	Alexandria Mall S C	Alexandria	LA	[**]
2677	Pierre Bossier Mall	Bossier City	LA	[**]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

REMIC Values

Unit	Address	City	ST	[**]
1033	Emerald Sq Mall	N Attleboro	MA	[**]
1104	521 Donald Lynch Blvd	Marlborough	MA	[**]
1223	200 Westgate Dr	Brockton	MA	[**]
1343	100 Cambridgeside Pl	Cambridge	MA	[**]
2934	Silver City Galleria	Taunton	MA	[**]
1074	11170 Mall Circle	Waldorf	MD	[**]
1424	7103 Democracy Blvd.	Bethesda	MD	[**]
1754	701 Russell Ave	Gaithersburg	MD	[**]
1854	8200 Perry Hall	Baltimore	MD	[**]
1011	3622 Rivertown Pkwy Sw	Grandville	MI	[**]
1092	35000 Warren Rd	Westland	MI	[**]
1110	6780 S Westnedge Ave	Portage	MI	[**]
1192	5500 Harvey St	Muskegon	MI	[**]
1700	18900 Michigan Ave Ste 1001	Dearborn	MI	[**]
1720	14100 Lakeside Cir	Sterling Hts	MI	[**]
1760	27600 Novi Road	Novi	MI	[**]
2040	5575 B Drive N	Battle Creek	MI	[**]
2180	1212 S Airport Rd W	Traverse City	MI	[**]
1166	1740 Bonita Lakes Cir	Meridian	MS	[**]
1306	1000 Turtle Creek Dr	Hattiesburg	MS	[**]
1042	101 N Rangeline Rd	Joplin	MO	[**]
1171	2825 S Glenstone Ave, Suite 500	Springfield	MO	[**]
1182	#3 Mid Rivers Mall Dr	St Peters	MO	[**]
1222	250 S County Center Way	Saint Louis	MO	[**]
1690	#1 Chesterfield Mall	Chesterfield	MO	[**]
1822	Sears Grand Cape Girardeau	Cpe Girardeau	MO	[**]
1314	51 Us Hwy #1	New Brunswick	NJ	[**]
1554	4409 Black Horse Pike	Mays Landing	NJ	[**]
1614	S Orange Ave & Walnut St	Livingston	NJ	[**]
1734	300 Quaker Bridge Mall	Lawrenceville	NJ	[**]
1764	Route 90 & Mt. Hope Avenue	Rockaway	NJ	[**]
1874	Rr 541 Box I-295	Burlington	NJ	[**]
1717	10000 Coors Bypass Nw	Albuquerque	NM	[**]
2207	1000 S Main St	Roswell	NM	[**]
1165	Carolina Mall	Concord	NC	[**]
1375	3320 Silas Creek Pkwy	Winston Salem	NC	[**]
1405	Cross Creek Mall	Fayetteville	NC	[**]
1455	Independence Mall	Wilmington	NC	[**]
1475	6910 Fayetteville Rd Ste 400	Durham	NC	[**]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

REMIC Values

Unit	Address	City	ST	[**]
1605	7330 Old Wake Forest Rd	Raleigh	NC	[**]
1805	4601 Glenwood Ave Unit 1	Raleigh	NC	[**]
2175	240 Carolina East Mall	Greenville	NC	[**]
2515	Valley Hills Mall	Hickory	NC	[**]
1712	2800 S Columbia Rd	Grand Forks	ND	[**]
1051	17271 Southpark Ctr	Strongsville	OH	[**]
1120	5053 Tuttle Crossing Blvd	Columbus	OH	[**]
1210	1400 Polaris Parkway	Columbus	OH	[**]
1710	5000 Great Northern Mall	North Olmsted	OH	[**]
1810	Eastgate Mall	Cincinnati	OH	[**]
2010	Richland Mall S/C	Mansfield	OH	[**]
2390	Upper Vly Mall S/C	Springfield	OH	[**]
1545	205 W Blackstock Rd Ste C	Spartanburg	SC	[**]
1595	700 Haywood Rd	Greenville	SC	[**]
2305	3101 N Main St	Anderson	SC	[**]
2855	Citadel Mall	Charleston	SC	[**]
1027	750 Sunland Park Dr	El Paso	TX	[**]
1076	2401 S Stemmons Fwy Ste 5000	Lewisville	TX	[**]
1176	999 Pasadena Blvd	Pasadena	TX	[**]
1187	Town East Mall	Mesquite	TX	[**]
1217	1305 Airline Rd	Corpus Chrsti	TX	[**]
1267	1800 Green Oaks Rd	Fort Worth	TX	[**]
1297	1101 Melbourne Rd Ste 7000	Hurst	TX	[**]
1307	4310 Buffalo Gap Rd	Abilene	TX	[**]
1317	8401 Gateway Blvd W	El Paso	TX	[**]
1327	1000 San Jacinto Mall	Baytown	TX	[**]
1337	851 N Central Expwy	Plano	TX	[**]
1367	6001 W Waco Dr	Waco	TX	[**]
1377	7925 Fm 1960 Rd W	Houston	TX	[**]
1387	7701 1-40 W Ste 400	Amarillo	TX	[**]
1407	6461 Eastex Fwy	Beaumont	TX	[**]
1417	20131 Highway 59 N	Humble	TX	[**]
1427	6909 N Loop 1604 E	San Antonio	TX	[**]
1437	Parks Mall	Arlington	TX	[**]
1447	4900 S Hulen Street	Fort Worth	TX	[**]
1487	11200 Lakeline Mall Dr	Cedar Park	TX	[**]
2197	10000 Emmett F Lowry Expy	Texas City	TX	[**]
2247	Mall Del Norte	Laredo	TX	[**]
2497	Sunrise Mall	Brownsville	TX	[**]
2547	Post Oak Mall	College Station	TX	[**]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

REMIC Values

Unit	Address	City	ST	[**]
2557	Longview Texas Mall	Longview	TX	[**]
2587	Golden Triangle Mall	Denton	TX	[**]
1029	4700 N Division St	Spokane	WA	[**]
1038	14720 E Indiana Ave	Spokane	WA	[**]
1099	1701 S 320Th St	Federal Way	WA	[**]
1139	301 Southcenter Mall	Tukwila	WA	[**]
2029	9 E Valley Mall Blvd	Union Gap	WA	[**]
2219	S Sound Ctr	Lacey	WA	[**]
2309	10315 Silverdale Way Nw	Silverdale	WA	[**]

Exhibit 8

All Sales, Substitutions, or Transfers of Any IP Assets Out of the IP Subsidiary From and

After October 1, 2014 Until Closing

None.

Exhibit 9

IP Existing Liens

None.

Exhibit 10-A

Certain Information Regarding the IP Subsidiary

A. Organizational identification number of IP Subsidiary:

FEIN: NONE (disregarded entity for tax purposes)

Organizational ID#: 4153029

B. Address of chief executive office of IP Subsidiary:

3333 Beverly Road

Hoffman Estates, IL 60179

Exhibit 10-B

IP Assets

[See Attached]

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	CONTINUTURN (Stylized)		86/516568	01/28/2015	4803873	09/01/2015	008: Hand tools, namely, ratchets, screwdrivers, and nut drivers

United States	CRAFTSMAN		73/554435	08/16/1985	1389958	04/15/1986	021: ALL-PURPOSE WIRE CLEANING AND SCRAPING BRUSHES

United States	CRAFTSMAN		73/561124	10/02/1985	1388833	04/08/1986	007: LAWN SPREADERS, COMPRESSED AIR SPRAYER

United States	CRAFTSMAN		73/561130	10/02/1985	1388982	04/08/1986	011: LAWN AND GARDEN SPRAY UNITS TO BE CONNECTED TO A WATER SUPPLY

United States	CRAFTSMAN		73/568162	11/13/1985	1397661	06/17/1986	017: AIR HOSE FOR PNEUMATIC TOOLS

United States	CRAFTSMAN		73/572130	12/10/1985	1418186	11/25/1986	008: PIN PUNCHES, BRAKE ADJUSTING TOOLS, CARPENTER’S CLAMPS, C-CLAMPS, V-BLOCKS, V-BLOCKS AND C-CLAMP SETS, AND CLAMPS IN THENATURE OF HAND TOOLS

United States	CRAFTSMAN		73/572132	12/10/1985	1400931	07/15/1986	007: LAWN VACUUMS WITH SHREDDING AND BAGGING CAPACITY, LAWN SWEEPERS, LAWN VACUUMS (LAWN VALETS), SNOW THROWERS

United States	CRAFTSMAN		73/583707	02/20/1986	1440446	05/26/1987	007: RIDING LAWN MOWERS; RIDING MOWER GRASS CATCHERS; 012: GARDEN TRACTORS AND SLEEVE HITCH ATTACHMENTS FOR GARDEN TRACTORS; GARDEN CARTS, WHEELBARROWS AND HAND TRUCKS

United States	CRAFTSMAN		73/583730	02/20/1986	1410237	09/23/1986	009: ELECTRIC WET-DRY VACUUMS

United States	CRAFTSMAN		73/585671	03/04/1986	1409457	09/16/1986	020: TOOL CHESTS; DIVIDERS FOR TOOL CHESTS; ROLLAWAY TOOL CABINETS; SIDE SHELVES FOR ROLLAWAYS, PROFESSIONAL WORK CHESTS; TOOL CADDIES, INCLUDING MOBILE TYPE; PORTABLE TOOL CABINETS WITH OR WITHOUT WHEELS; SLIDING WORK SURFACES; SLIDING TRAYS, 2-DRAWER ADD-ON SETS, SECURITY DRAWERS, 9 DRAWERS FOR ROLLAWAYS

United States	CRAFTSMAN		73/585946	03/04/1986	1413049	10/14/1986	007: POWER-OPERATED TOOLS, AND PARTS AND ACCESSORIES THEREFOR, NAMELY, HAMMER DRILLS, IMPACT WRENCHES, PLANERS, SHEARS, NIBBLERS, CUTTER BLADES, RIP GUIDES, NIBBLER HEADS, IMPACT CHUCK AND BIT SETS, CHUCKS, EDGE GUIDES, BLADE HOLDERS, TOOL POST HOLDERS; SANDERS ACCESSORIES, NAMELY, SANDING PLATEN ASSEMBLIES, SANDING PADS, SANDING DISCS, SANDING GUARDS, COMMERCIAL WAX REMOVING BONNETS, BUFFING BONNETS, POLISHING HEADS; AIR TOOLS AND ACCESSORIES, NAMELY, ORBITAL SANDERS, ROTARY SANDERS, STRAIGHT LINE SANDERS, ROTARY/ORBITAL SANDERS; DIE GRINDERS, DIE GRINDER KITS, HOLDERS FOR ROTARY GRINDERS, CUTTERS, DISCS FOR CUTTERS, SHORT BARREL HAMMERS, LONG BARREL HAMMERS, DRILLS; ELECTRONIC DRILLS, ROUTERS, SCROLLERS; ELECTRIC GENERATORS; TILLERS

United States	CRAFTSMAN		73/595387	04/26/1986	1418956	12/02/1986	007: LAWN DETHATCHERS

United States	CRAFTSMAN		73/735766	06/23/1988	1546082	07/04/1989	007: AGRICULTURAL AND EARTH WORKING IMPLEMENTS FOR USE WITH LAWN MOWERS OR TRACTORS, NAMELY, ROLLERS, AERATORS, PLOWS, PLOW BLADES, HARROW BLADES, GRADER BLADES, SNOW BLADES, DOZER BLADES, CULTIVATORS AND FURROW OPENERS; 012: CARTS, TRACTOR CABS, AND WHEEL WEIGHTS FOR ENHANCING THE STABILITY AND TRACTION OF TRACTOR WHEELS

United States	CRAFTSMAN		74/052843	04/26/1990	1631332	01/15/1991	007: well pumps

United States	CRAFTSMAN		74/145062	03/07/1991	1692451	06/09/1992	007: sump pumps

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	CRAFTSMAN		74/194694	08/15/1991	1707786	08/18/1992	007: lawn and garden equipment; namely, power blowers

United States	CRAFTSMAN		74/194695	08/15/1991	1707787	08/18/1992	007: gasoline-powered and electric chipper-shredders

United States	CRAFTSMAN		74/199960	09/04/1991	1702866	07/28/1992	007: lawn and garden equipment; namely, power edgers, trimmers and edger-trimmers

United States	CRAFTSMAN		74/200819	09/06/1991	1702867	07/28/1992	007: lawn and garden equipment; namely, power cultivators

United States	CRAFTSMAN		74/211366	10/12/1991	1702871	07/28/1992	007: chain saws

United States	CRAFTSMAN		74/214791	10/24/1991	1702873	07/28/1992	007: lawn and garden equipment; namely, power sprayer washers

United States	CRAFTSMAN		74/302612	08/11/1992	1781282	07/13/1993	011: electric lighting products; namely, worklights, and worklights with retractable cord reels sold as a unit

United States	CRAFTSMAN		74/396913	06/02/1993	1824278	03/01/1994	009: electrical cord reels and electrical surge arresters

United States	CRAFTSMAN		74/569778	09/07/1994	1927755	10/17/1995	025: clothing, namely suspenders, belts, hats, gloves

United States	CRAFTSMAN		75/048509	01/26/1996	2087020	08/12/1997	008: hand tools, namely, lug wrenches, spring clamps, drain augers, stud fingers, and bar clamps; 009: replacement blades for tape measures; 016: carpenter pencils

United States	CRAFTSMAN		75/599889	12/05/1998	2564043	04/23/2002	009: ELECTRONIC ACOUSTIC SIGNAL LEVEL MEASURING TOOL

United States	CRAFTSMAN		76/086056	07/11/2000	2569359	05/14/2002	009: Electronic measuring devices, namely, multimeters, battery testers, ammeters, digital thermometers not for medical purposes, digital chronograph measuring devices for use in specialized time recording, and benchtop, compact and pocket sized multitesters

United States	CRAFTSMAN		76/335657	11/09/2001	2727995	06/17/2003	016: GIFT CARDS

United States	CRAFTSMAN		78/125416	05/02/2002	2760368	09/02/2003	028: TOYS, NAMELY, TOY HAND TOOLS, TOY POWER TOOLS, TOY TOOL STORAGE UNITS, TOY TRUCKS, TOY WORK BENCHES, TOY FLASHLIGHTS, MULTIPLE ACTIVITY TOYS, ELECTRONICALLY OPERATED TOY MOTOR VEHICLES AND TOY WAGONS

United States	CRAFTSMAN		78/161856	09/10/2002	2896351	10/19/2004	025: FOOTWEAR, NAMELY, SHOES AND BOOTS

United States	CRAFTSMAN		78/314732	10/16/2003	2941737	04/19/2005	011: Battery-operated flashlights; Electric lighting products; namely, worklights, and worklights with retractable cord reels sold as a unit; electric lanterns

United States	CRAFTSMAN		78/314946	10/17/2003	2916288	01/04/2005	006: Metal tool boxes; metal casters for roller cabinets; 017: Garden hoses; lawn hoses; air hoses; 021: LAWN SPRINKLERS; HOSE NOZZLES

United States	CRAFTSMAN		78/315026	10/17/2003	2936154	03/29/2005	007: full line of power tools and attachments therefore for home, workshop, yard, automotive and industrial use; a full line of gasoline and electric powered lawn and garden tools for home and commercial use; jacks, namely, hydraulic jacks; lawn and garden equipment, namely, power sprayer washers, power cultivators, power edgers, power trimmers and edger-trimmers, power blowers; chain saws; gasoline-powered and electric chipper-shredders; sump pumps; well pumps; agricultural and earth working implements for use with lawn mowers or tractors, namely, rollers, aerators, plows, plow blades, harrow blades, grader blades, snow blades, dozer blades, cultivators and furrow openers; power-operated lawn dethatchers; power-operated tools, namely, hammer drills, impact wrenches, planers, shears, nibblers, cutter blades, rip guides, nibbler heads,

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
							impact chuck and bit sets, chucks, edge guides, blade holders, tool post holders, and replacement parts therefore; accessories for power sanders, namely, sanding plate assemblies, sanding pads, sanding discs, sanding guards, commercial wax removing bonnets, buffing bonnets, polishing heads; air tools and accessories, namely, orbital sanders, rotary sanders, straight line sanders, rotary/orbital sanders; power-operated die grinders, power-operated die grinder kits comprised of carbide bits, abrasive discs, grinding motor, collets and storage case, holders for power-operated rotary grinders, power operated cutters, discs for power-operated cutters, short barrel power-operated hammers, long barrel power-operated hammers, power drills; electronic drills, routers and scrollers; electric generators; tillers, namely, power-operated garden tillers; riding lawn mowers, namely, rear engine riding lawn mowers; riding mower grass catchers, mowing decks and wheels for lawn mowers; lawn vacuums with shredding and bagging capacity, power-operated lawn sweepers, lawn vacuums, snow throwers; lawn mower accessories, namely, replacement blades, replacement wheels

United States	CRAFTSMAN		78/315143	10/17/2003	2957029	05/31/2005	008: full line of manually operated tools and attachments therefore for home, workshop, yard, automotive and industrial use; hand tools, namely, lug wrenches, spring clamps, stud fingers, and bar clamps, carpenter’s squares, tool holsters, tool holders, tool holders in the nature of work aprons; pin punches, brake adjusting tools, carpenter’s clamps, c-clamps, c-clamp sets, and clamps in the nature of hand tools, mauls, utility knives and blades, steel cradle hammer/hatchet holders, sledges, splitting wedges, nail pullers and bars, mattocks, lopping shears, punches, tin snips, shaping planes, shaping files, round shaping files, tapand die sets, and tote shovels; and mechanics’ hand tools, namely, socket wrenches and sockets, ratchet wrenches, spinner handles for socket wrenches, extension bars, combination wrenches, ignition wrenches, hex keys wrenches, hacksaws; manual electrical crimping tools; hand tools, namely, plasma cutters

United States	CRAFTSMAN		78/315279	10/17/2003	2951463	05/17/2005	009: electronic measuring devices, namely, multimeters, battery testers, ammeters, digital thermometers not for medical purposes, digital chronograph measuring devices for use in specialized time recording, and benchtop, compact and pocket sized multitesters; Electronic acoustic signal level measuring tool; Replacement blades for tape measures; Tape measures, tape measure holders, protective knee pads; Electrical cord reels and electrical surge arresters; Electric garage door openers; Engine analyzers and timing lights ; Batteries and battery chargers; Safety glasses

United States	CRAFTSMAN		78/315335	10/17/2003	2895793	10/19/2004	012: Carts, tractor cabs, and wheel weights for enhancing the stability and traction of tractor wheels; Lawn tractors, namely, rear engine lawn tractors, garden tractors and sleeve hitch attachments for garden tractors; garden carts, wheelbarrows and hand trucks

United States	CRAFTSMAN		78/317726	10/23/2003	2913074	12/21/2004	018: Tool bags, tool pouches and nail/tool bags, all sold empty

United States	CRAFTSMAN		78/317818	10/23/2003	2913075	12/21/2004	020: Tool chests; dividers for tool chests; rollaway tool cabinets; side shelves for rollaway tool cabinet; tool caddies, namely, non-metal tool boxes, including mobile type; portable tool cabinets with or without wheels; sliding work surfaces for tool cabinets and tool

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
							chests; sliding trays for tool cabinets and tool chests, drawer add-on sets, namely, drawers and dividers therefor; security drawers, drawers for rollaways, cantilever trays for tool cabinets and tool chests; socket organizers and socket trays for use as parts of tool cabinets; parts trays for tool cabinets and tool chests; drawer dividers, plastic mat inserts for tool cabinets and tool chests; work benches; and router tables

United States	CRAFTSMAN		78/570980	02/18/2005	3128951	08/15/2006	025: Clothing, namely, overalls, work shirts, coveralls, jeans, workpants, coats, jackets, vests, t-shirts, fleece tops and woven shirts, and footwear

United States	CRAFTSMAN		85/151277	10/14/2010	4058681	11/22/2011	006: Manually operated metal garden hose valves; metal garden hose connectors; 021: Lawn and garden sprinklers, sprayer nozzles for garden hoses, sprayer wands for garden hoses

United States	CRAFTSMAN		85/364259	07/07/2011	4203435	09/04/2012	025: Apparel, namely, tops, bottoms, shirts, sweaters, sweatshirts, pants, sweatpants, jeans, shorts, jackets; headwear; socks

United States	CRAFTSMAN		85/981852	03/22/2013	4577312	07/29/2014	001: Chemical oil additives; chemical gasoline and diesel additives

United States	CRAFTSMAN (STYLIZED 3; HALF CIRCLE)		71/571099	12/25/1948	551494	12/04/1951

003: Buffing and polishing supplies, namely, abrasive paper rolls (for sharpening knives, tools, etc.), abrasive stones;

007: Buffing and polishing equipment, namely, grinding wheels (if powered); Sharpening stones, grindstones (if part of a machine);

008: Buffing and polishing equipment, namely, grinding wheels (if a hand tool); Sharpening stones, grindstones (if part of hand tool)

United States	CRAFTSMAN (STYLIZED)		71/570647	12/17/1948	565462	10/21/1952

006: TOOL BOXES, TOOL CHESTS, DRILL CASES AND STANDS FOR HOLDING DRILLS, HOSE REELS, ALL SOLD EMPTY IN THE TRADE (if metal);

020: TOOL BOXES, TOOL CHESTS, DRILL CASES AND STANDS FOR HOLDING DRILLS, HOSE REELS, ALL SOLD EMPTY IN THE TRADE (if non-metal)

United States	CRAFTSMAN (STYLIZED)		71/570648	12/17/1948	550390	11/06/1951	006: HOSE COUPLINGS, HOSE NOZZLES (if metal); 020: HOSE COUPLINGS, HOSE NOZZLES (if non-metal); 021: LAWN SPRINKLERS

United States	CRAFTSMAN (STYLIZED)		71/570655	12/17/1948	551491	12/04/1951	008: Miter boxes, square; 009: Levels, tape lines, rules, micrometers, calipers, thickness gauges, depth gauges, center gauges, dividers, feeler gauges, wire gauges, thread gauges, magnifiers, plumb bobs, protractors, butt gauges, transits

United States	CRAFTSMAN (STYLIZED)		71/570657	12/17/1948	576891	07/07/1953	009: ELECTRICAL GOODS-NAMELY, MOTORS; ELECTRICAL HAND MANIPULABLE PORTABLE DRILLS AND SAWS; PORTABLE HAND SANDERS AND POLISHERS; SOLDERING IRONS; ROTARY TOOL ATTACHMENTS FOR ELECTRIC HAND DRILLS OR DRILL PRESSES, SOLD AS A UNIT-NAMELY, ROTARY PLANERS, CYLINDER GRINDERS (AUTO): PORTABLE HAND GRINDERS; ARC WELDERS; NAMELY, TORCHES, PRIMARY CABLE, POLARIZED PLUG AND RECEPTACLE, AND ELECTRODE HOLDERS

United States	CRAFTSMAN APPRENTICE SERIES		85/963320	06/18/2013

007: Power tools, namely, power screwdrivers and power drills, all designed for use by individuals with smaller than normal hands;

008: Hand tools, namely, hammers, clamps, mallets, hand saws, pliers, screwdrivers, wrenches, socket wrenches, ratchet wrenches and nut drivers, all designed for use by individuals with smaller than normal hands;

009: Tape rulers; Carpenter’s levels, all designed for use by individuals with smaller than normal hands

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	CRAFTSMAN CLUB		75/550390	09/05/1998	2363819	07/04/2000	035: BUYING CLUBS FEATURING CONTESTS AND NEWSLETTERS THAT FEATURE INFORMATION ON TOOLS

United States	CRAFTSMAN CONTINUTURN		86/146460	12/17/2013	4721195	04/14/2015	008: Hand tools, namely, ratchets, screwdrivers, and nut drivers

United States	CRAFTSMAN DAYS		85/607461	04/25/2012	4356501	06/25/2013	035: Retail store services and online retail store services featuring hand tools, power tools, lawn and garden equipment, and tool storage and garage organization products

United States	CRAFTSMAN EDGE		77/756647	06/11/2009	3914904	02/01/2011	008: Hand-operated cutting tools

United States	CRAFTSMAN ELBOW		77/783962	07/18/2009	3929399	03/08/2011	008: Hand-operated tools, namely, hand-operated wrenches

United States	CRAFTSMAN EXPERIENCE		85/977124	11/15/2010	4259321	12/11/2012

035: Entertainment services, namely, providing product demonstrations relating to home improvement, do-it-yourself projects and tools;

037: Providing a website featuring information, non-downloadable plans and tips relating to home improvement and do-it-yourself projects;

038: Streaming of audio, visual and audiovisual material on the Internet;

041: Entertainment services, namely, providing podcasts and video podcasts in the field of home improvement, do-it-yourself projects and tools; entertainment services, namely, providing educational project demonstrations relating to home improvement, do-it-yourself projects and tools; entertainment services, namely, providing an on-going radio program in the field of home improvement, do-it-yourself projects and tools

United States	CRAFTSMAN EXPERIENCE		85/176896	11/16/2010	4324834	04/23/2013	035: Retail store services and online retail store services in the fields of tools and home improvement products

United States	CRAFTSMAN INDUSTRIAL		77/830901	09/21/2009	4444040	12/03/2013

006: Metal tool chest and tool boxes;

008: Manually operated hand tools, namely, screwdrivers, wrenches, pliers; Hand tools, namely, socket sets, wrenches, screwdrivers, nut drivers, nut driver bit set, and ratchet wrenches; Hand tool accessories, namely, extension bars, and spinner handles for socket wrenches; 020: Non-metal tool boxes; metal roll away tool cabinets

United States	CRAFTSMAN KID’S CLUB		75/225029	01/14/1997	2174486	07/21/1998	041: children’s club featuring puzzles, contests, educational informational and newsletters containing information on tools

United States	CRAFTSMAN MAKECATION		86/285536	05/19/2014	4761686	06/23/2015	041: Entertainment services, namely, conducting contests

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	CRAFTSMAN PROFESSIONAL		76/388448	03/28/2002	3047255	01/24/2006

006: METAL TOOL CHEST AND TOOL BOXES;

007: WET/DRY VACUUMS; AIR COMPRESSORS; ELECTRIC GENERATORS; POWER OPERATED TOOLS; NAMELY, BUFFERS, POLISHERS, MULTI-PURPOSE HIGH-PRESSURED WASHERS, DRILLS, DRILL PRESSES, CIRCULAR SAWS, SABRE SAWS, BAND SAWS, MITER SAWS, RADIAL ARM SAWS, TABLE SAWS, GRINDERS, ROUTERS, SANDERS, JOINTERS, PLANERS, IMPACT WRENCHES, RATCHET WRENCHES, DRYWALL SCREW GUNS, STAPLER AND NAIL GUNS; POWER TOOL HOLSTERS; REPLACEMENT BLADES FOR POWER SAWS; BOX JOINT ANDMETER GUIDE FOR USE ON TABLE SAWS; WIREAND WHEEL BRUSHES FOR POWER TOOLS; MEASUREMENT GUIDES FOR USE ON TABLE ROUTERS; EXTENSION BARS FOR ROUTERS; BOX JOINT TEMPLATES; HYDRAULIC LIFT TABLES, HYDRAULIC JACKS, AND STANDS FOR HYDRAULIC JACKSAND FILTERS FOR WET/DRY VACUUMS;

008: MANUALLY OPERATED HAND TOOLS, NAMELY, SCREWDRIVERS, WRENCHES, PLIERS, UTILITY KNIVES AND UTILITY CUTTERS, MULTI-TOOLS, NAMELY, PLIER AND SCREWDRIVER COMBINATION TOOL; HAND TOOLS, NAMELY, SOCKET SETS,WRENCHES, SCREWDRIVERS, NUTDRIVERS, NUTDRIVER BIT SET, HEX KEY SETS, AND RATCHET WRENCHES; HAND TOOL ACCESSORIES, NAMELY, UNIVERSAL JOINTS, ADAPTERS, EXTENSIONBARS, AND SPINNER HANDLES FOR SOCKETS WRENCHES; HACKSAWS, BLADES FOR HACKSAWS, HAND POWERED STAPLER AND NAIL GUNS; MECHANICS’ INSPECTION MIRRORS, AND HAND TOOLS, NAMELY, MITER BOXES;

009: ELECTRIC ARC WELDERS AND WIRE FEED WELDERS; ELECTRONIC MEASURING DEVICES, NAMELY, MULTIMETERS, BATTERY TESTERS, AMMETERS, DIGITAL THERMOMETERS NOT FOR MEDICAL PURPOSES, DIGITAL CHRONOGRAPH MEASURING DEVICES FOR USE IN SPECIALIZED TIME RECORDING, AND BENCHTOP, COMPACT AND POCKET SIZED MULTITESTERS; EXTENSION CORDS; TAPE MEASURES, TAPE MEASURE HOLDERS, PROTECTIVE KNEE PADS FOR NON-ATHLETIC USE, LEVELS, TAPE LINES, GRADUATED RULERS, MICROMETERS, CALIPERS FOR MEASURING, THICKNESS GAUGES, DEPTH GAUGES, CENTER GAUGES, FEELER GAUGES, WIRE GAUGES, THREAD GAUGES, PLUMB BOBS, ELECTRIC SOLDERING IRONS, ELECTRONIC TESTING EQUIPMENT IN THE NATURE OF ENGINE ANALYZERS AND TIMING LIGHTS, AND VOLTAGE SURGE ARRESTERS;

011: ELECTRIC LIGHTING PRODUCTS; NAMELY, PORTABLE WORKLIGHTS, PORTABLE WORKLIGHTS WITH RETRACTABLE CORD REELS SOLD AS A UNIT, RECHARGEABLE LANTERNS;

012: MECHANICS’ CREEPERS; AND METAL TOOL CARTS, DIVIDERS AND COVERS THEREFOR;

020: NON-METAL TOOL BOXES; WORK BENCHES; METAL ROLL AWAY CABINETS AND COVERS THEREFOR

United States	CRAFTSMAN PROJECT EDISION (LOGO)		85/177991	11/17/2010	3985364	06/28/2011	035: Providing incentive award programs for consumers to promote consumer submission of product ideas and inventions

United States	CRAFTSMAN QUICK- LIFT		86/035437	08/12/2013	4619610	10/14/2014	020: Adjustable metal tool stands

United States	DIE HARD		72/286556	12/09/1967	858218	10/08/1968	009: AUTOMOBILE STORAGE BATTERY

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	DIEHARD		74/099621	09/22/1990	1696168	06/23/1992	025: hats

United States	DIEHARD		74/333603	11/24/1992	1781544	07/13/1993	025: footwear

United States	DIEHARD		75/525906	07/28/1998	2276072	09/07/1999	009: batteries for motorcycles, tractors, marine equipment, namely boats and battery chargers

United States	DIEHARD		78/317729	10/23/2003	2895818	10/19/2004	009: Batteries, namely, batteries for vehicles, motorcycles, tractors, wheel chairs, marine equipment, namely, boats; alkaline and electric batteries; and booster cables

United States	DIEHARD		77/156285	04/14/2007	3355910	12/18/2007	009: batteries, namely, rechargeable batteries; battery charger stations

United States	DIEHARD		77/840248	10/03/2009	3875643	11/16/2010	009: inverters, battery chargers, portable battery chargers, portable battery chargers with jump start cables; battery jump starters; portable power supplies

United States	DIEHARD		85/428966	09/23/2011	4219293	10/02/2012	011: Flashlights

United States	DIEHARD		85/432784	09/28/2011	4515044	04/15/2014	011: Light bulbs

United States	DIEHARD		86/591015	04/08/2015			009: Electrical and electronic connectors, cables, chargers, and adapters for use with computers, digital format audio players, digital audio recorders, digital video recorders and players, telephones, computer peripheral devices, and handheld mobile digital electronic devices capable of providing access to the Internet and for the sending, receiving, and storing of telephone calls, faxes, electronic mail, and other digital data; battery power packs; portable battery power banks; cellphone cases

United States	DIEHARD		86/822781	11/17/2015			012: Tires

United States	DIEHARD (Stylized)		76/346448	12/08/2001	2628203	10/01/2002	025: Clothing, namely, hats and work boots

United States	DIEHARD (Stylized)		76/346449	12/08/2001	2677217	01/21/2003	009: Batteries, namely batteries for motorcycles, tractors, wheel chairs, marine equipment, namely boats, and battery chargers

United States	DIEHARD DUTY		78/494833	10/05/2004	3096741	05/23/2006	025: FOOTWEAR

United States	DIEHARD EXPRESS		78/274510	07/15/2003	2939673	04/12/2005	037: Automotive repair and maintenance services

United States	DIEHARD GOLD		78/298757	09/10/2003	2881737	09/07/2004	009: BATTERIES

United States	DIEHARD PLATINUM		77/012884	10/04/2006	3412083	04/15/2008	009: Automotive batteries

United States	DIEHARD PLATINUM		77/013360	10/05/2006	3828624	08/03/2010	009: Batteries

United States	KENMORE		71/539906	11/02/1947	517739	11/22/1949	011: COOKING STOVES, WHICH OPERATE WITH GAS

United States	KENMORE		73/158384	02/14/1978	1102052	09/12/1978	011: FREEZERS, REFRIGERATORS, AIR CONDITIONERS AND DEHUMIDIFIERS

United States	KENMORE		73/414682	02/24/1983	1275031	04/24/1984	011: WATER HEATERS, WATER SOFTENERS

United States	KENMORE		73/427663	05/27/1983	1282358	06/19/1984	011: Non-Coin Operated Refrigerated Beer Dispenser and Compact Refrigerators

United States	KENMORE		73/793846	04/18/1989	1569518	12/05/1989	011: AIR COOLING APPARATUS, NAMELY EVAPORATIVE COOLERS

United States	KENMORE		74/072622	06/26/1990	1641183	04/16/1991	011: microwave ovens

United States	KENMORE		74/194190	08/14/1991	1695957	06/23/1992	011: humidifiers

United States	KENMORE		76/105205	08/09/2000	2475811	08/07/2001	011: REPAIR AND REPLACEMENT PARTS FOR HOME APPLIANCES, NAMELY, ELECTRIC CLOTHES DRYERS, GAS CLOTHES DRYERS, DOMESTIC AND COMMERCIAL COOKING OVENS, MICROWAVE OVENS FOR COOKING, FREEZERS, REFRIGERATORS, GAS AND ELECTRIC STOVES, GAS AND ELECTRIC RANGES, AND GAS AND ELECTRIC COOKTOPS

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	KENMORE		78/314699	10/16/2003	2913066	12/21/2004	007: VACUUM CLEANERS AND STRUCTURAL PARTS THEREFOR; 009: Electric irons; flat irons; steam irons

United States	KENMORE		78/314709	10/16/2003	2893535	10/12/2004	011: Repair and replacement parts for home appliances, namely, electric clothes dryers, gas clothes dryers, domestic and commercial cooking ovens, microwave ovens, freezers, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops; humidifiers; microwave ovens; air cooling apparatus, namely, evaporative coolers; non-coin operated refrigerated beer dispenser and compact refrigerators; water heaters; water heating heat pumps; water softeners; combination hot water heater and dispenser for use with a domestic sink; freezers; refrigerators; air conditioners and dehumidifiers; barbeque grills; range hoods; oven range hoods; gas and electric water heaters for domestic use; household air cleaners; furnaces; water purification units; central air conditioners; replacement filters for water purification systems; icemakers; replacement air filters for use in oven ranges; barbeque grill covers; trash compactors

United States	KENMORE		78/317721	10/23/2003	2941746	04/19/2005	007: Repair and replacement parts for dishwashers and washing machines for clothes; electric clothes washing machines; electric sewing machines; dishwashing machines; garbage disposals; and coin operated washing machines

United States	KENMORE		85/255981	03/03/2011	4268827	01/01/2013	038: streaming of audio, visual and audiovisual material on the Internet

United States	KENMORE		85/255996	03/03/2011	4268828	01/01/2013

035: Entertainment services, namely, providing product demonstrations relating to home appliances, large and small kitchen appliances, grills and smokers, cookware and bakeware, kitchen tools and utensils;

041: entertainment services, namely, providing podcasts and video podcasts relating to home appliances, large and small kitchen appliances, grills and smokers, cookware and bakeware, kitchen tools and utensils

United States	KENMORE		85/746809	10/05/2012			009: Electronics and electronic products, namely, televisions and docking stations for electronic devices, namely, computer docking stations, camcorders, music systems, namely, personal stereos and radios incorporating clocks

United States	KENMORE		86/214128	03/07/2014			003: Dishwasher detergents and rinse agents for dishwashers

United States	KENMORE		86/976240	03/07/2014	4766063	06/30/2015	003: Laundry detergents

United States	KENMORE		86/223536	03/17/2014			009: Thermostats and smart plugs

United States	KENMORE (STYLIZED WITH ARC)		75/346404	08/26/1997	2227561	03/02/1999

007: electric sewing machines; non-power sewing machines; dish washing machines; garbage disposals; electric washing machines for clothes; electric clothes dryers; gas clothes dryers;

009: vacuum cleaners and parts thereof; electric irons; flat irons; steam irons;

011: barbecue grills; electric ranges; range hoods; domestic cooking ovens; commercial cooking ovens; ceiling fans; freezers; refrigerators, air conditioners, dehumidifiers, gas water heaters for domestic use; electric water heaters for domestic use; water softening units for domestic use; compact refrigerators; microwave ovens; humidifiers; household air cleaners; furnaces; central air conditioners; water purification units

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	KENMORE (Stylized with Square and Waves Design)		77/503363	06/20/2008	3944713	04/12/2011

007: Dishwashing machines; washing machines for clothes; electric clothes washing machines; electric sewing machines; non-power sewing machines; coin operated clothes washing machines; and small kitchen appliances, namely, electric food blenders, electric food processors, electric mixers, electric can openers; repair and replacement parts for dishwashers and washing machines for clothes, electric sewing machines, non-power sewing machines, vacuum cleaners and garbage disposals; vacuum cleaners and structural parts therefore; and trash compactors;

011: Clothes dryers, domestic and commercial cooking ovens, gas and electric stoves; gas and electric ranges; gas and electric cooktops; humidifiers; microwave ovens; air cooling apparatus, namely, evaporative coolers; non-coin operated refrigerated beer dispenser and compact refrigerators; water heating heat pumps; solar powered water heaters; water softener units; combination hot water heater and dispenser for use with a domestic sink; freezers; refrigerators; air conditioners and dehumidifiers; barbecue grills; range hoods; oven range hoods; ceiling fans; gas and electric water heaters for domestic use; household air cleaners; furnaces; water purification units; central air conditioners; replacement filters for water purification systems; icemakers; replacement air filters for use in oven ranges; fitted barbecue grill covers; gas and electric grills; grill accessories, namely, fitted grill covers; refrigeration equipment, namely, wine chillers, cookware, namely, electric tea kettles, griddles and food steamers; repair and replacement parts for home appliances, namely, electric clothes dryers, domestic and commercial cooking ovens, microwave ovens, freezers, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops; small kitchen appliances, namely, bread baking machines, toasters and toaster ovens, electric coffee makers, electric slow cookers, electric waffle makers and water coolers;

021: Cookware, namely, pots, pans, roasting pans, double boilers and stock pots

United States	KENMORE (Stylized) (v3)		71/550618	02/27/1948	522973	03/28/1950	007: Electrical goods, namely, vacuum cleaners and parts, food mixers, and food blenders;008: Electrical goods, namely, irons;011: Electrical goods, namely, ranges, toasters, broilers and grills

United States	KENMORE AC		86/822759	11/17/2015			009: Downloadable software in the nature of a mobile application for enabling users to adjust the settings of their air conditioning units

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	KENMORE CONNECT		85/977403	06/11/2010	4277352	01/15/2013

007: Component feature sold as an integral part of clothes washing machines, namely, onboard circuitry, namely, computer hardware and electronic transmitters which provide information and data to a customer service facility or network via telephone, Internet or other telecommunication means to enable the provision of diagnostic information and other information or recommendations to appliance owners;

011: Component feature sold as an integral part of clothes dryers, refrigerators, namely, onboard circuitry, namely, computer hardware and electronic transmitters which provide information and data to a customer service facility or network via telephone, Internet or other telecommunication means to enable the provision of diagnostic information and other information or recommendations to appliance owners;

042: Diagnostic services in the field of household appliances, namely, providing diagnostic information and information or recommendations regarding the operation, maintenance or repair of such appliances via telephone, Internet or other telecommunication means based on information and data received from customer-owned appliance units

United States	KENMORE CONNECT (Stylized and Design)		85/977750	10/01/2010	4449169	12/10/2013

007: Component feature of clothes washing machines, namely, onboard circuitry sold as an integral component of the finished products which provides information and data to a customer service facility or network via telephone, Internet or other telecommunication means to enable the provision of diagnostic information and other information or recommendations to appliance owners;

011: Component feature of clothes dryers and refrigerators, namely, onboard circuitry sold as an integral component of the finished products which provides information and data to a customer service facility or network via telephone, Internet or other telecommunication means to enable the provision of diagnostic information and other information or recommendations to appliance owners

United States	KENMORE CONNECT and Design		85/980474	10/02/2010	4549162	06/10/2014	042: Diagnostic services in the field of household appliances, namely, providing diagnostic information and information or recommendations regarding the operation, maintenance or repair of such appliances via telephone, Internet or other telecommunication means based on information and data received from customer-owned appliance units

United States	KENMORE ELITE & DESIGN		75/679754	04/13/1999	2414684	12/19/2000

007: Home appliances, namely, dishwashers, clothes washing machines, and garbage disposals;

011: Home appliances, namely, domestic and commercial cooking ovens, microwave ovens for cooking, freezers, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	KENMORE ELITE & DESIGN (HORIZONTAL)		77/503373	06/20/2008	3944714	04/12/2011

007: Dishwashing machines; washing machines forclothes; electric clothes washing machines; electric sewing machines; non-power sewing machines; coin operated clothes washing machines; and small kitchen appliances, namely, electric food blenders, electric food processors, electric mixers, electric can openers; repair and replacement parts for dishwashers and washing machines for clothes, electric sewing machines, non-power sewing machines, vacuum cleaners and garbage disposals; vacuum cleaners and structural parts therefor; and trash compactors;

011: Clothes dryers, domestic and commercial cooking ovens, gas and electric stoves; gas and electric ranges; gas and electric cooktops; humidifiers; microwave ovens; air cooling apparatus, namely, evaporative coolers; non-coin operated refrigerated beer dispenser and compact refrigerators; water heating heat pumps; solar powered water heaters; water softener units; combination hot water heater and dispenser for use with a domestic sink; freezers; refrigerators; air conditioners and dehumidifiers; barbecue grills; range hoods; oven range hoods; ceiling fans; gas and electric water heaters for domestic use; household air cleaners; furnaces; water purification units; central air conditioners; replacement filters for water purification systems; icemakers; replacement air filters for use in oven ranges; fitted barbecue grill covers; gas and electric grills; grill accessories, namely, fitted grill covers; refrigeration equipment, namely, wine chillers, cookware, namely, electric tea kettles, griddles and food steamers; repair and replacement parts for home appliances, namely, electric clothes dryers, domestic and commercial cooking ovens, microwave ovens, freezers, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops; small kitchen appliances, namely, bread baking machines, toasters and toaster ovens, electric coffee makers, electric slow cookers, electric waffle makers and water coolers;

021: Cookware, namely, pots, pans, roasting pans, double boilers and stock pots

United States	KENMORE LIVE STUDIO		85/255940	03/03/2011	4124231	04/10/2012

035: Entertainment services, namely, providing product demonstrations relating to home appliances, laundry appliances, large and small kitchen appliances, grills and smokers, cookware and bakeware, kitchen tools and utensils, floorcare products, sewing machines, air conditioners and purifiers, water heaters, and water softeners and filtration systems;

038: streaming of audio, visual and audiovisual material on the Internet;

041: entertainment services, namely, providing podcasts and video podcasts relating to home appliances, laundry appliances, large and small kitchen appliances, grills and smokers, cookware and bakeware, kitchen tools and utensils, floorcare products, sewing machines, air conditioners and purifiers, water heaters, and water softeners and filtration systems

United States	KENMORE PRO		77/149703	04/06/2007	3470307	07/22/2008

007: Dishwashers, clothes washing machines, garbage disposals;

011: domestic cooking ovens, commercial cooking ovens, microwave ovens for cooking, freezers, refrigerators, gas stoves, electric stoves, gas ranges, electric ranges, gas cooktops, electric cooktops

Country	MarkName	Image	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Classes and Goods
United States	KENMORE PRO & DESIGN (HORIZONTAL)		77/503381	06/20/2008	4210288	09/18/2012	007: Dishwashing machines; repair and replacement parts for dishwashers; 011: Domestic and commercial cooking ovens, gas and electric stoves; gas and electric ranges; gas and electric cooktops; refrigerators; range hoods, oven range hoods; repair and replacement parts for home appliances, namely, domestic and commercial cooking ovens, refrigerators, gas and electric stoves, gas and electric ranges, and gas and electric cooktops

United States	KENMORE TRUSTED PERFORMANCE		86/755369	09/14/2015			035: Retail department store services and online retail department store services

United States	KENMOREMIX!		77/767388	06/25/2009	4091388	01/24/2012	007: Home appliances, namely, mixers

United States	KENMOREPOP!		77/767392	06/25/2009	3923791	02/22/2011	011: Home appliances, namely, microwave ovens

United States	LIFE DEMANDS DIEHARD		77/745828	05/28/2009	4115308	03/20/2012	035: Retail store services featuring batteries and automotive parts; distributorship services featuring batteries and automotive parts

United States	LIFE DEMANDS DIEHARD		77/982539	05/28/2009	4050077	11/01/2011	009: Batteries, automotive batteries, vehicle battery jump starters, mobile power inverters, battery charging devices, battery chargers

United States	MY FIRST CRAFTSMAN		78/125361	05/02/2002	2757614	08/26/2003	028: TOYS, NAMELY, TOY HAND TOOLS, TOY POWER TOOLS, TOY TOOL STORAGE UNITS, TOY TRUCKS, TOY WORK BENCHES, TOY FLASHLIGHTS, MULTIPLE ACTIVITY TOYS, ELECTRONICALLY OPERATED TOY MOTOR VEHICLES AND TOY WAGONS

United States	MY FIRST KENMORE		78/558874	02/03/2005	3160548	10/17/2006	028: Toy household appliances

Exhibit 11

Escrow Arrangements (including Powers of Attorney)

[See Attached]

EXECUTION VERSION

CUSTODIAN AND DOCUMENT CONTROL AGREEMENT

THIS CUSTODIAN AND DOCUMENT CONTROL AGREEMENT (this “Agreement”), dated as of March [    ], 2016, is by and among Sears Holdings Corporation, a Delaware corporation (the “Company”), the undersigned subsidiaries and affiliates of the Company (collectively, together with the Company, the “Sears Parties), the Pension Benefit Guaranty Corporation (“PBGC”), and State Street Bank and Trust Company (“State Street”) in its capacity as Custodian (as defined in Section 1 below).

WITNESSETH:

WHEREAS, PBGC is a wholly owned United States government corporation and agency, established under Section 4002 of the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1301 – 1461 (2012 & Supp. II 2014) (as amended from time to time, together with the regulations thereunder, “ERISA”), to administer the Plan termination insurance program created under Title IV of ERISA;

WHEREAS, the Company is the plan sponsor (as such term is defined in ERISA Section 3(16)(B)), of the Sears Holdings Pension Plan, as amended and restated effective January 1, 2014 (the “Plan”);

WHEREAS, the Company is the ultimate corporate parent company of the other Sears Parties, and each of the other Sears Parties is a member of the Parent’s “controlled group”, as that term is defined in ERISA Section 4001(a)(14);

WHEREAS, PBGC, the Company and the other Sears Parties have entered into that certain Pension Plan Protection and Forbearance Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”), pursuant to which the Sears Parties have offered to provide to, and to cause to be provided to, PBGC certain enhanced protections in exchange for PBGC’s agreement to forbear from initiating termination proceedings with respect to the Plan pursuant to ERISA Section 4042 for the term and under the conditions provided in the PPPFA;

WHEREAS, pursuant to the PPPFA, as security for the PBGC UBL Claims against the Company, the other Sears Parties and all other Subsidiaries of the Company, and all of their obligations to PBGC under the Transaction Documents, certain Sears Parties have agreed with PBGC to grant liens on and security interests in the Designated Assets pursuant to the Collateral Documents, which liens and security interests shall attach and be perfected (i) with respect to the IP Assets, upon the occurrence of a Springing Lien Event and the satisfaction of any IP Springing Lien Condition, and (ii) with respect to all Designated Assets other than the IP Assets, upon the occurrence of a Springing Lien Event;

WHEREAS, in furtherance of the foregoing, (i) the relevant Sears Parties and PBGC are depositing such Collateral Documents with the Custodian, and (ii) the Sears Parties are employing the Custodian as custodian of the Collateral Expense Deposit (as defined below) and as such depositing the Collateral Expense Deposit with the Custodian, all in accordance with the terms of this Agreement;

WHEREAS, pursuant to the terms of the PPPFA, and subject to the terms thereof and hereof, the Sears Parties and PBGC have agreed to enter into this Agreement and to deposit the Collateral Documents (and, in the case of the Sears Parties, the Collateral Expense Deposit) with the Custodian for the purposes set forth herein and in the PPPFA;

WHEREAS, Custodian shall act as custodian of certain assets of the Company pursuant to this Agreement and shall hold such assets in an account (the “Account”) and is further prepared to act as custodian for the Collateral Documents and the Collateral Expense Deposit pursuant to the terms and conditions of this Agreement;

WHEREAS, the Custodian has agreed to accept, hold and release to PBGC the Collateral Documents and the Collateral Expense Deposit on the terms and subject to the conditions set forth in this Agreement and this Agreement shall satisfy any escrow requirements set forth in the PPPFA;

WHEREAS, the Sears Parties, PBGC and the Custodian desire to more specifically set forth their rights and obligations with respect to the Collateral Documents and the Collateral Expense Deposit deposited with the Custodian;

NOW, THEREFORE, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

For the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Transaction Document).

“Business Day” means any day when the New York Stock Exchange is open for business.

“Collateral Documents” means, collectively, the IP Collateral Documents, the REMIC Certificate Collateral Documents, the REMIC Real Property Collateral Documents and the Powers of Attorney.

“Collateral Expense Deposit” shall have the meaning assigned to such term in Section 4(b) of this Agreement.

“Custodian” shall mean State Street, in its capacity as custodian for PBGC and the Sears Parties pursuant to this Agreement, or any successor custodian that succeeds to all of the rights, duties and obligations of the Custodian and becomes bound as Custodian to the terms of this Agreement, in accordance with Section 6(g) of this Agreement.

“Designated Assets” shall have the meaning assigned to such term in the PPPFA.

“IP Assets” shall have the meaning assigned to such term in the PPPFA.

“IP Collateral Documents” shall mean, collectively, (i) the IP Collateral Security Agreement, (ii) the Trademark Security Agreement, and (iii) the IP Collateral Financing Statement.

“IP Collateral Financing Statement” shall mean that certain UCC-1 financing statement naming KCD IP, LLC, a Delaware limited liability company, as debtor and PBGC as secured party, a copy of which is attached hereto as Exhibit A-3.

“IP Collateral Security Agreement” shall mean the Security Agreement executed by KCD IP, LLC and PBGC, a copy of which is attached as Exhibit A-1 hereto.

“IP Springing Lien Conditions” shall have the meaning assigned to such term in the PPPFA.

“PBGC UBL Claims” shall have the meaning assigned to such term in the PPPFA.

“Person” shall mean and include an individual, a partnership, a joint venture, a corporation, a trust (including any statutory trust), a limited liability company, an unincorporated organization and a government or any department or agency thereof.

“Powers of Attorney” shall mean, those certain powers of attorney executed and delivered by the Sears Parties pursuant to Section 9.02 of the PPPFA. Copies of the Powers of Attorney are attached hereto as Exhibit D.

“REMIC Certificate Collateral Documents” shall mean, collectively, (i) the REMIC Certificate Pledge Agreement, (ii) the original REMIC Certificates, copies of which are attached hereto as Exhibit B-3, (iii) the REMIC Certificate Transfer Powers, and (iv) the REMIC Certificate Financing Statement.

“REMIC Certificates” shall have the meaning assigned to such term in the PPPFA.

“REMIC Certificate Financing Statement” shall mean that certain UCC-1 financing statement naming SRC Depositor Corporation as debtor and PBGC as secured party, a copy of which is attached hereto as Exhibit B-4.

“REMIC Certificate Pledge Agreement” shall mean the Pledge Agreement executed by SRC Depositor Corporation, a Delaware corporation, and PBGC, a copy of which is attached hereto as Exhibit B-1.

“REMIC Certificate Transfer Powers” shall mean the transfer powers executed in blank by SRC Depositor Corporation with respect to the REMIC Certificates, copies of which transfer powers are attached hereto as Exhibit B-2.

“REMIC Properties” shall have the meaning assigned to such term in the PPPFA.

“REMIC Real Property Collateral Documents” shall mean, collectively, (i) the REMIC Real Property Collateral Mortgages, and (ii) the REMIC Real Property Collateral Financing Statements.

“REMIC Real Property Collateral Financing Statements” shall mean, collectively, those certain UCC-1 financing statements naming each of the respective owners of the REMIC Properties as debtor and PBGC as secured party, copies of which are attached hereto as Exhibit C-1.

“REMIC Real Property Collateral Mortgages” shall mean, collectively, those certain (i) Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filings executed by the respective owners of the REMIC Properties in favor of PBGC, (ii) Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filings executed by the respective owners of the REMIC Properties in favor of PBGC, and (iii) Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filings executed by the respective owners of the REMIC Properties in favor of PBGC, a complete list of all of the foregoing (whether such instrument encumber the respective owner’s fee or leasehold interest) being set forth on Exhibit C-2 attached hereto.

“Transaction Documents” shall have the meaning assigned to such term in the PPPFA.

“Springing Lien Event” shall have the meaning assigned to such term in the PPPFA.

“Subsidiary” shall have the meaning assigned to such term in the PPPFA.

“Trademark Security Agreement” shall mean the Trademark Security Agreement executed by KCD IP, LLC, a Delaware limited liability company, and PBGC, a copy of which is attached hereto as Exhibit A-2.

2. Appointment of State Street as Custodian. The Sears Parties hereby employ the Custodian, its agents and subcustodians as the Custodian of certain assets of the Sears Parties, delivered to the Custodian, in the Account pursuant to the terms herein stated. Further, each of PBGC and the Sears Parties hereby appoint the Custodian and the Custodian hereby accepts such appointment and agrees to act, as Custodian for PBGC and the Sears Parties to hold in custody and take the actions with respect to the Collateral Documents described herein, all in accordance with the terms and conditions set forth in this Agreement. The Account shall not hold any foreign currency or foreign securities. In addition, no foreign exchange transactions shall be allowed in the Account.

3. Custody Provisions.

(a) Holding Securities and Income Crediting. The Custodian shall hold for the Account, all noncash property including all securities, other than securities which are held for the Account by the Custodian in the Federal Reserve book entry system, in a clearing agency which acts as a securities depository or in another book entry system for the central handling of securities collectively referred to herein as “Securities System”. With respect to the securities or other assets held hereunder the Custodian shall credit income to the Account as such income is received or in accordance with Custodian’s then current payable date income schedule. Any credit to the Account in advance of receipt may be reversed when Custodian determines that payment will not occur in due course and the Account may be charged at Custodian’s applicable rate for time credited. Income on securities loaned other than from Custodian’s securities lending program shall be credited as received.

(b) Delivery of Securities and Payment of Moneys. The Custodian shall pay out or release and deliver cash or securities of the Account held by the Custodian, its agents and subcustodians or in a Securities System account of the Custodian only upon receipt of Proper Instructions by the PBGC directing the delivery or payment to a named Person or account (which may be standing instructions when deemed appropriate by the parties). The PBGC shall not deliver any such Proper Instructions except as set forth in Section 5 of this Agreement.

(c) Bank Accounts. The Custodian may open and maintain a bank account or accounts in the name of the Custodian or otherwise, in such banks or trust companies as it may in its discretion deem advisable, subject only to draft or order by the Custodian, acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Sears Parties.

(d) Appointment of Agents and Subcustodians. The Custodian may at its discretion appoint and remove agents or subcustodians to carry out such of the provisions of this Agreement as the Custodian may from time to time direct; provided, however, that such appointment shall not relieve the Custodian of its responsibilities or liabilities under this Agreement.

(e) Proper Instructions. The term “Proper Instructions” shall mean instructions received by the Custodian from the Company, the PBGC, or any person duly authorized by any of them. Such instructions may be in writing signed by an authorized person or may be in a tested communication effected between electro mechanical or electronic devices or by such other means as may be agreed to from time to time by the Custodian and the party giving such instructions (including, without limitation, oral instructions). Each of the Company and the PBGC, respectively, shall cause its duly authorized officer, to certify to the Custodian in writing the names and specimen signatures of persons authorized to give Proper Instructions. The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives written notice from the Company or the PBGC, as the case may be, to the contrary.

(f) Evidence of Authority. The Custodian shall be protected in acting upon any instruction, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed or otherwise given by or on behalf of the Company or PBGC. The Custodian may receive and accept a certificate from the Company or PBGC as conclusive evidence (i) of the authority of any person to act in accordance with such certificate or (ii) of any determination or of any action by the Sears Parties or PBGC, as the case may be, as described in such certificate, and such certificate may be considered in full force and effect until receipt by the Custodian of written notice to the contrary.

(g) Advances. If the Custodian advances cash or securities for any purpose, including in the event that the Custodian shall incur or be assessed taxes, interest, charges, expenses, assessments, or other liabilities in connection with the performance of this Agreement, except such as may arise from its gross negligence, bad faith, fraud, intentional misconduct or breach of this Agreement, any property at any time held for the account of the Sears Parties or in the Account shall be security therefor and, should the Company fail to pay or reimburse the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the assets of the Sears Parties or the Account to the extent necessary to effect its right of setoff and make itself whole.

(h) Tax Law. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Sears Parties, the PBGC, the Account, or the Custodian as custodian of the Account by the tax law of the United States of America or any state or political subdivision thereof.

(i) Reporting. The Custodian shall render to the Company and the PGBC a monthly report of all monies received or paid on behalf of the Account and an itemized statement of the Collateral Documents accountable under this Agreement as of the end of each month. Custodian has no duty to verify reports it incorporates regarding securities or cash held outside its custody submitted by third parties, including but not limited to brokers, other banks or trust companies.

4. Deposit of Collateral Documents and Collateral Expense Deposit into Custody.

(a) Pursuant to Section 9.02 of the PPPFA, on the date hereof, PBGC and the Sears Parties will deliver, or cause to be delivered, to the Custodian (A) fully-executed, undated copies (or originals, in the case of any items of which originals are necessary for purposes of perfection) of the IP Collateral Security Agreement, the Trademark Security Agreement, the REMIC Certificate Pledge

Agreement and the REMIC Real Property Collateral Documents, (B) the original REMIC Certificates listed on Schedule I to the REMIC Certificate Pledge Agreement, together with the REMIC Certificate Transfer Powers with respect to such REMIC Certificates, (C) the IP Collateral Financing Statement, (D) the REMIC Certificate Financing Statement, and (E) fully-executed, undated copies of the Powers of Attorney. If at any time from and after the date of this Agreement, any Sears Party acquires any additional REMIC Certificates, such Sears Party shall promptly deliver, or cause to be delivered, to the Custodian such original REMIC Certificates, together with the REMIC Certificate Transfer Powers with respect to such REMIC Certificates, all in accordance with the terms of the REMIC Certificate Pledge Agreement. Promptly upon receipt of such Collateral Documents, the Custodian shall deliver to PBGC and the Company a written confirmation of receipt thereof. The Custodian agrees that the Custodian (Y) shall hold all such Collateral Documents in custody subject to the terms and conditions of this Agreement and (Z) shall not transfer, distribute, release from custody or otherwise take any action with respect to any such Collateral Documents other than in accordance with the express terms and conditions of this Agreement. The Sears Parties, PBGC and Custodian agree that Collateral Documents will be held for PBGC in custody by Custodian under the terms and conditions of this Agreement, that the Custodian will take such actions with respect to the Collateral Documents (including without limitation the delivery thereof) as PBGC shall direct in a Release Notice (hereinafter defined) from PBGC and that in no event shall any consent of the Company or any other Sears Party be required for the taking of any such action by Custodian

(b) Pursuant to Section 9.02 of the PPPFA, on the date hereof, the Company shall deliver, or cause to be delivered, to the Custodian the sum of $250,000 (the “Collateral Expense Deposit”) to cover (A) the costs and expenses of PBGC to be incurred in connection with the execution, perfection and recordation of the Collateral Documents and (B) all obligations owed to the Custodian by the Company or any other Sears Party pursuant to the terms of this Agreement. Promptly upon receipt of the Collateral Expense Deposit, the Custodian shall deliver to PBGC and the Company a written confirmation of receipt thereof. The Custodian agrees that the Custodian (Y) shall hold the Collateral Expense Deposit in a Special Custody Account under the name of “PBGC as Pledgee of Sears Collateral” subject to the terms and conditions of this Agreement and (Z) shall not transfer, distribute, release from custody or otherwise take any action with respect to the Collateral Expense Deposit, other than in accordance with the express terms and conditions of this Agreement. The Company grants to Custodian the authority to segregate the Collateral Expense Deposit in such Special Custody Account. The Company, PBGC, and Custodian agree that Collateral Expense Deposit will be held for PBGC in the Special Custody Account by Custodian under the terms and conditions of this Agreement, that the Custodian will take such actions with respect to the Collateral Expense Deposit (including without limitation the delivery thereof) as PBGC shall direct in an Release Notice (hereinafter defined) from PBGC and that in no event shall any consent of the Company be required for the taking of any such action by Custodian.

5. Release of Collateral Documents and Collateral Expense Deposit from Custody.

(a) Release of REMIC Certificate Collateral Documents from Custody. Upon receipt by the Custodian of a written notice executed by an authorized signatory of PBGC (a “Release Notice”) with respect to the REMIC Certificate Collateral Documents instructing the Custodian to release the REMIC Certificate Collateral Documents to PBGC, or any designee of PBGC expressly designated in writing by PBGC in such Release Notice (such designee, a “PBGC Designee”), the Custodian shall immediately deliver to PBGC (or such PBGC Designee) all REMIC Certificate Collateral Documents in accordance with the instructions set forth in such Release Notice. Such Release Notice shall be deemed a Proper Instruction under this Agreement. PBGC hereby covenants and agrees with the Sears Parties that no Release Notice will be delivered by PBGC with respect to the REMIC Certificate Collateral Documents unless and until a Springing Lien Event has occurred. Upon the occurrence of a Springing Lien Event, PBGC (or such PBGC Designee) shall have the sole right to instruct or direct the Custodian with respect to the REMIC Certificate Collateral Documents and to take any action (other than actions which PBGC expressly instructs or directs the Custodian to take in accordance with the terms of this Agreement) with respect any REMIC Certificate Collateral Document. Without limitation of the foregoing sentence or of any other right of PBGC under this Agreement, the PPPFA or any other Transaction Document, upon the occurrence of a Springing Lien Event, PBGC (or such PBGC Designee) shall have the right (i) to date the REMIC Certificate Pledge Agreement as of the date of such Springing Lien Event (or any date occurring thereafter selected by PBGC in its sole discretion), (ii) to possess the REMIC Certificates, together with the REMIC Certificate Transfer Powers, in accordance with the terms of the REMIC Certificate Pledge Agreement, and (iii) to file with the Office of the Secretary of State of the State of Delaware, the REMIC Certificate Financing Statement, as well as any other financing statement or other document permitted to be filed in accordance with the terms of the REMIC Certificate Pledge Agreement.

(b) Release of REMIC Real Property Collateral Documents from Custody. Upon receipt by the Custodian of a Release Notice with respect to the REMIC Real Property Collateral Documents instructing the Custodian to release the REMIC Real Property Collateral Documents to PBGC or any PBGC Designee, the Custodian shall immediately deliver to PBGC (or such PBGC Designee) all REMIC Real Property Collateral Documents in accordance with the instructions set forth in such Release Notice. Such Release Notice shall be deemed a Proper Instruction under this Agreement. PBGC hereby covenants and agrees with the Sears Parties that no Release Notice will be delivered by PBGC with respect to the REMIC Real Property Collateral Documents unless and until a Springing Lien Event has occurred. Upon the occurrence of a Springing Lien Event, PBGC (or such PBCG Designee) shall have the sole right to instruct or direct the Custodian with respect to the REMIC Real Property Collateral Documents and to take any action (other than actions which PBGC expressly instructs or directs the Custodian to take in accordance with the terms of this Agreement) with respect any REMIC Real Property Collateral Document. Without limitation of the foregoing sentence or of any other right of PBGC under this Agreement, the PPPFA or any other Transaction Document, upon the occurrence of a Springing Lien Event, PBGC (or such PBGC Designee) shall have the right (i) to date the REMIC Real Property Collateral Mortgages as of the date of such Springing Lien Event (or any date occurring thereafter selected by PBGC in its sole discretion), (ii) to update any exhibits or other attachments to the REMIC Real Property Collateral Mortgages, as necessary to conform such exhibits or attachments to the REMIC Properties that are intended to be encumbered by the REMIC Real Property Collateral Mortgages as provided by the terms of any Transaction Document, (iii) to record with the appropriate recording office each of the REMIC Real Property Collateral Mortgages, (iv) to update any exhibits or other attachments to the REMIC Real Property Collateral Financing Statements, as necessary to conform such exhibits or attachments to the REMIC Properties that are intended to be subject to the REMIC Real Property Collateral Financing Statements as provided by the terms of any Transaction Document, and (v) to file with the Office of the Secretary of State of the State of Delaware, the REMIC Real Property Collateral Financing Statements.

(c) Release of IP Collateral Documents from Custody. Upon receipt by the Custodian of a Release Notice with respect to the IP Collateral Documents instructing the Custodian to release the IP Collateral Documents to PBGC or any PBGC Designee, the Custodian shall immediately deliver to PBGC (or such PBGC Designee) all IP Collateral Property Collateral Documents in accordance with the instructions set forth in such Release Notice. Such Release Notice shall be deemed a Proper Instruction under this Agreement. PBGC hereby covenants and agrees with the Sears Parties that no Release Notice will be delivered by PBGC with respect to the IP Collateral Documents unless and until (A) a Springing Lien Event has occurred and (B) any one of the IP Springing Lien Conditions has been satisfied. Upon the occurrence of a Springing Lien Event and the satisfaction of any IP Springing Lien Condition, PBGC (or such PBCG Designee) shall have the sole right to instruct or direct the Custodian with respect to the IP Collateral Documents and to take any action (other than actions which PBGC expressly instructs or directs the Custodian to take in accordance with the terms of this Agreement) with respect any IP Collateral Document. Without limitation of the foregoing sentence or of any other right of PBGC under this Agreement, the PPPFA or any other Transaction Document, upon the occurrence of a Springing Lien Event and the satisfaction of any IP Springing Lien Condition, PBGC (or such PBGC Designee) shall have the right (W) to date the IP Collateral Security Agreement and the Trademark Security Agreement as of the date on which (1) such Springing Lien Event occurred and (2) such IP Springing Lien Condition was satisfied (or any date occurring thereafter selected by PBGC in its sole discretion), (X) to update any schedules or other attachments to the IP Collateral Security Agreement or the Trademark Security Agreement with any information provided by any Sears Party in accordance with the terms of any Transaction Document, (Y) to file with the United States Patent and Trademark Office the Trademark Security Agreement, together with any cover sheets or other documents necessary or desirable in connection with such filing, and (Z) to file with the Office of the Secretary of State of the State of Delaware, the IP Collateral Financing Statement, as well as any other financing statement or other document permitted to be filed in accordance with the terms of the IP Collateral Security Agreement.

(d) Release of Collateral Expense Deposit from Custody. Upon receipt by the Custodian of a Release Notice with respect to all or any portion of the Collateral Expense Deposit, held in the Special Custody Account, instructing the Custodian to release all or such portion of the Collateral Expense Deposit to PBGC or any PBGC Designee, the Custodian shall immediately disburse such funds in accordance with the instructions set forth in such Release Notice. Such Release Notice shall be deemed a Proper Instruction under this Agreement. PBGC hereby covenants and agrees with the Sears Parties that no Release Notice will be delivered by PBGC with respect to the Collateral Expense Deposit (i) with respect to amounts payable to the Custodian pursuant to the terms of this Agreement, unless and until such amounts have become due and payable in accordance with the terms of this Agreement and (ii) with respect to all other permitted uses of the Collateral Expense Deposit, unless and until a Springing Lien Event has occurred.

(e) Release Upon Termination of PPPFA. Upon receipt by the Custodian of a written notice executed by an authorized signatory of PBGC stating that the PPPFA has terminated (a “Termination Notice”), the Custodian shall immediately deliver to the Company all Collateral Documents in its possession and disburse to the Company any remaining portion of the Collateral Expense Deposit from the Special Custody Account, in each case in accordance with the instructions set forth in such Termination Notice. Such Termination Notice shall be deemed a Proper Instruction under this Agreement. PBGC hereby covenants and agrees with the Sears Parties that it shall deliver a Termination Notice to the Custodian promptly upon the termination of the PPPFA.

(f) No Right of Sears Parties to Deliver Release or Termination Notice. Notwithstanding any provision to the contrary set forth in this Agreement, the PPPFA or any other Transaction Document, no Sears Party has any right to deliver to the Custodian a Release Notice, a Termination Notice or any other instruction or direction (whether in writing or otherwise) with respect to any Collateral Document or all or any portion of the Collateral Expense Deposit and any such notice, instruction or direction shall be void and of no force or effect.

(g) Reliance on PBGC Determination. In performing its duties under this Agreement, the Custodian shall rely on the PBGC’s determination that a Springing Lien Event has occurred (and/or that any one of the IP Springing Lien Conditions has been satisfied) and shall act on a Release Notice without a duty of review or inquiry. For the purposes of this Agreement, the PBGC’s determination as to whether a Springing Lien Event has occurred and/or that any one of the IP Springing Lien Conditions has been satisfied shall be binding and conclusive on the Custodian; provided, however, that such determination shall not be binding on the Company or any of its subsidiaries or affiliates and all such Persons reserve all rights with respect to any such determination.

6. Conditions. The Custodian agrees to hold the Collateral Documents and to perform its obligations in accordance with the terms and provisions of this Agreement. Each of PBGC, the Sears Parties and the Custodian agrees that the Custodian shall not assume any responsibility for the failure of either of PBGC or any Sears Party to perform in accordance with this Agreement, the PPPFA or any other Transaction Document. The acceptance by the Custodian of its responsibilities hereunder is subject to the following terms and conditions which the parties hereto agree shall govern and control with respect to the Custodian’s rights, duties and liabilities hereunder:

(a) Duties. The Custodian shall diligently carry out the functions and assume the duties imposed on the Custodian by the arrangements set forth in this Agreement.

(b) Care of Collateral Documents and Collateral Expense Deposit in Custodian’s Possession. The Custodian shall exercise reasonable care to assure the safe custody of the Collateral Documents and the Collateral Expense Deposit while held hereunder. Beyond such duty, the Custodian shall have no duty or liability to protect or preserve rights pertaining to the Collateral Documents or the Collateral Expense Deposit, and shall be relieved of all responsibility for the Collateral Documents and the Collateral Expense Deposit once the original Collateral Documents and the entire Collateral Expense Deposit have been released to PBGC or the Company in accordance with Section 5 of this Agreement.

(c) Documents. Subject to compliance with the requirements of this Agreement, the Custodian shall be protected in acting or not acting, as the case may be, upon any written notice, request, waiver, consent, receipt or other paper or document furnished to it, not only as to its due execution and validity and the effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which the Custodian in good faith believes to be genuine and what it purports to be. Should it be necessary for the Custodian to act or not act, as the case may be, upon any instructions, directions, documents or instruments issued or signed by or on behalf of any Person acting on behalf of PBGC, it shall not be necessary for the Custodian to inquire into such Person’s authority. The Custodian is also relieved from the necessity of satisfying itself as to the authority of the Persons executing this Agreement, if any, in a representative capacity on behalf of any of the parties; provided that, with respect to the Company and PBGC, each such Person’s signature is set forth as a specimen signature of the duly authorized representative of the Company and the duly authorized representative of PBGC, as applicable, as Exhibit E attached hereto. The names and signatures of the Persons shown on such exhibit may be updated by written notice to the Custodian provided by the applicable party or its successor or assign.

(d) Liability. The Custodian shall not be liable for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence, bad faith, fraud, intentional misconduct or breach of this Agreement.

(e) Legal Counsel. The Custodian may consult with, and obtain advice from, legal counsel in the event of any question as to any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting or not acting in good faith in accordance with the opinion and instructions of such counsel so long as such action is undertaken without gross negligence, bad faith, fraud, intentional misconduct or breach of this Agreement. In the event that the Custodian shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in custody until it shall be directed otherwise in writing by all of the parties hereto or by a final order or judgment of a court of competent jurisdiction.

(f) Limitation of Duties. The Custodian shall have no duties except those which are expressly set forth herein and no such duties shall be implied. The Custodian shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement and it shall not be bound by any other agreement of the parties hereto (whether or not it has any knowledge thereof).

(g) Resignation or Termination of Custodian. The Custodian shall have the right to resign at any time by giving no less than thirty (30) days’ prior written notice of such resignation to PBGC and the Company, and PBGC and the Company shall have the right to terminate the services of the Custodian hereunder at any time by giving joint written notice of such termination to the Custodian, in each case specifying the effective date of such resignation or termination. Within thirty (30) days after receiving or delivering the aforesaid notice, as the case may be, PBGC and the Company agree to jointly appoint a comparable institution as successor custodian to which the Custodian shall deliver, on the effective date of the resignation, the original Collateral Documents and any and all related instruments or documents then held hereunder, together with the then remaining balance of the Collateral Expense Deposit, pursuant to a joint written direction from PBGC and the Company. Upon receipt of the original Collateral Documents and the then remaining balance of the Collateral Expense Deposit, the successor custodian shall succeed to all of the rights, duties, and obligations of the Custodian and be bound as Custodian by all of the provisions of this Agreement. If a successor custodian has not been appointed and accepted such appointment by the end of such thirty (30)-day period, the Custodian may apply to a court of competent jurisdiction for the appointment of a successor custodian, and any such resulting appointment shall be binding upon all of the parties. Except as otherwise agreed to in writing by PBGC and the Company, after the effective date of either written notice pursuant to this Section 6(g), the Custodian shall continue to be bound by the terms of this Agreement and shall have all of the duties of the Custodian under the terms of this Agreement until such time as a successor custodian shall have succeeded to all of the rights, duties and obligations of the Custodian and become bound as Custodian in accordance with the terms of this Section 6(g).

(h) Discharge of Custodian; Termination of Agreement. Upon delivery of all of the original Collateral Documents and disbursement of the entire then remaining balance of the Collateral Expense Deposit in accordance with the terms of Section 5 above or to a successor custodian in accordance with the terms of Section 6(g), State Street shall thereafter be discharged from any further liability or obligations as Custodian hereunder. The Custodian is hereby authorized, in any and all events, to comply with and obey any and all final judgments, orders and decrees of any court of competent jurisdiction which may be entered, and, if it shall so comply or obey, it shall not be liable to any other Person by reason of such compliance or obedience. This Agreement and all obligations of the Custodian (and any successor custodian) shall terminate upon the release from custody and delivery of all original Collateral Documents and the release from custody and disbursement of the then remaining balance of the Collateral Expense Deposit, in each case, in accordance with Section 5. Upon such termination, this Agreement shall have no further force or effect, except that the provisions of this Section 6 and Sections 7 and 9 through 22 shall survive such termination.

7. Indemnification. Each of the Sears Parties hereby agrees on a joint and several basis to indemnify the Custodian for and to hold it harmless against any loss, liability or reasonable expense (including reasonable attorneys’ fees and expenses) incurred without gross negligence, bad faith, fraud, intentional misconduct or breach of this Agreement on the part of the Custodian arising out of or in connection with its performance under this Agreement. In addition, the Custodian shall be fully protected in acting upon any Release Notice from the PBGC which it reasonably believes to be genuine and authorized. The Custodian shall be without liability to the Sears Parties or the PBGC for any loss resulting from or caused by: (i) events or circumstances beyond its reasonable control including, but not limited to nationalization, expropriation, currency restrictions, act of war or terrorism, riot, revolution, acts of God or other similar events or acts; (ii) errors by the PBGC in its instructions to the Custodian or

(iii) acts or omissions by a Securities System. Notwithstanding any express provision to the contrary herein, Custodian shall not be liable for any indirect, consequential, incidental, special or exemplary damages, even if Custodian has been apprised of the likelihood of such damages occurring. If the Custodian has issued to the Sears Parties or the PBGC, security codes or passwords in order that the Custodian may verify that certain transmissions of information, including Proper Instructions, have been originated by the Sears Parties or the PBGC, as the case may be, the Custodian shall be kept indemnified by the Sears Parties and be without liability to the Sears Parties or the PBGC for any action taken or omitted by it in reliance upon receipt by the Custodian of transmissions of information with the proper security code or password, including instructions purporting to be Proper Instructions, which the Custodian reasonably believes to be from the Company or the PBGC.

8. Costs. The Custodian shall be entitled to be paid a fee for its services pursuant to the Fee Schedule attached hereto as Exhibit F, and to be reimbursed for its reasonable and documented out-of-pocket costs and expenses incurred in connection with holding the Collateral Documents and the Collateral Expense Deposit hereunder. The Sears Parties shall be jointly and severally liable for all fees, costs and expenses payable to the Custodian hereunder and PBGC shall not be liable or have any responsibility for the payment of any such fees, costs or expenses.

9. Notices. Unless otherwise provided herein, any notice, approval or disapproval, request, instruction, other document or communication to be given hereunder by any party to the other parties must be in writing and will be deemed given (a) if by hand delivery, when delivered; (b) if mailed via the official governmental mail system, five (5) Business Days after mailing, provided said notice is sent first class, postage pre-paid, via certified or registered mail, with a return receipt requested; (c) if mailed by an internationally recognized overnight express mail service such as Federal Express, UPS, or DHL Worldwide, one (1) Business Day after deposit therewith prepaid or (d) if by facsimile, when delivered (with confirmation retained). All notices will be addressed to the parties at the respective addresses as follows:

If to PBGC:	Pension Benefit Guaranty Corporation Director, Corporate Financing and Restructuring Department 1200 K Street, N.W., Suite 270 Washington, DC 20005-4026 Fax: (202) 842-2643

With a copy (which shall not constitute notice) to:	Pension Benefit Guaranty Corporation Chief Counsel, Office of the Chief Counsel 1200 K Street, N.W., Suite 300 Washington, DC 20005-4026 Fax: (202) 326-4112

If to any of the Sears Parties:	c/o Sears Holdings Corporation 3333 Beverly Road Hoffman Estates, IL Attention: General Counsel Facsimile: (847) 286-2471

With a copy (which shall not constitute notice) to:	Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, NY 10019 Attention: Scott K. Charles Facsimile: (212) 403-2202

To the Custodian:	State Street Bank and Trust Company 1200 Crown Colony Drive Quincy, MA 02169 Attn: PBGC Relationship Manager

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing.

10. Entire Agreement; Amendments. This Agreement, together with the PPPFA and the other Transaction Documents, contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any prior understandings or agreements by or among the parties hereto, whether written or oral, which may have related to the subject matter hereof in any way. This Agreement may be amended, or any provision of this Agreement may be waived, so long as such amendment or waiver is set forth in a writing executed by each of the parties or the waiver is set forth in a writing executed by the waiving party. No course of dealing between or among any parties hereto will modify, amend or discharge any part of this Agreement or any rights or obligations hereunder of any party hereto.

11. Successors and Assigns. This Agreement may not be assigned by any party hereto.

12. No Other Third-Party Beneficiaries. Nothing herein expressed or implied is intended or will be construed to confer upon or to give any Person other than the Custodian, PBGC and the Sears Parties any rights or remedies under or by reason of this Agreement.

13. Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning hereof.

14. No Waiver. No failure or delay by a party hereto in exercising any right, power or privilege hereunder will operate as a waiver thereof, and no single or partial exercise thereof will preclude any right of further exercise or the exercise of any other right, power or privilege.

15. Severability. The parties hereto agree that (a) the provisions of this Agreement shall be severable in the event that for any reason whatsoever any provisions hereof are invalid, void or otherwise unenforceable, (b) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions, but are valid and enforceable and (c) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

16. Releases on Non-Business Days. In the event that a release of Collateral Documents or all or any portion of the Collateral Expense Deposit is required to be made on a date that is not a Business Day, such release shall be made on the next succeeding Business Day with the same force and effect as if made when required.

17. Regulation GG. The Sears Parties and the PBGC hereby represent and warrant that they do not engage in an “internet gambling business,” as such term is defined in Section 233.2(r) of Federal Reserve Regulation GG (12 CFR 233.1-233.7) (“Regulation GG”). The Sears Parties and the PBGC hereby covenant and agree that they shall not engage in an internet gambling business. In accordance with Regulation GG, the Sears Parties and the PBGC are hereby notified that “restricted transactions,” as such term is defined in Section 233.2(y) of Regulation GG, are prohibited in any dealings with the Custodian pursuant to this Agreement or otherwise between or among any party hereto.

18. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

19. WAIVER OF JURY TRIAL. EACH PARTY HERETO (INCLUDING THE CUSTODIAN) TO THE FULLEST EXTENT PERMITTED BY LAW HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (INCLUDING THE CUSTODIAN) CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, AND (C) IT MAKES SUCH WAIVER VOLUNTARILY.

20. CONSENT TO JURISDICTION.

(a) EACH OF THE PARTIES HERETO (INCLUDING THE CUSTODIAN) HEREBY TO THE FULLEST EXTENT PERMITTED BY LAW CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT. EACH PARTY HERETO (INCLUDING THE CUSTODIAN) TO THE FULLEST EXTEND PERMITTED BY LAW HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS DESCRIBED ABOVE AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO PROSECUTE OR DEFEND ANY SUIT, ACTION OR OTHER PROCEEDING OTHER THAN AS SET FORTH IN THIS SECTION 20.

(b) EACH OF THE PARTIES HERETO (INCLUDING THE CUSTODIAN) HEREBY TO THE FULLEST EXTENT PERMITTED BY LAW EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO (INCLUDING THE CUSTODIAN) TO THE FULLEST EXTENT PERMITTED BY LAW CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER IN ACCORDANCE WITH SECTION 9 OF THIS AGREEMENT.

21. Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts (including by means of facsimile or PDF signature pages), each of which shall be an original and all of which shall together constitute one and the same agreement.

22. Specific Performance.

(a) Except to any extent otherwise expressly provided herein, any and all remedies herein expressly conferred upon a Person will be deemed cumulative with and not exclusive of any other remedy conferred hereby, by any other Transaction Document or by law or equity upon such Person, and the exercise by a Person of any one remedy will not preclude the exercise of any other remedy.

(b) The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if a party hereto fails to take any action required of it hereunder to consummate the transactions contemplated by this Agreement. To the fullest extent permitted by law, the parties acknowledge and agree that (i) the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 20, without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement or any other Transaction Document or at law or in equity, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, the parties hereto would not have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 22 shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything herein to the contrary, the parties hereby agree not to pursue any such remedies against the Custodian in such case where it has, in good faith, chosen to refrain from acting pursuant to Section 6(e).

23. Further Assurances. The parties hereto shall execute and deliver such other instruments and take such further actions, in each case as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

24. Capacity as Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of SRC Facilities Statutory Trust No. 2003-A, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of any Sears Party is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only such Sears Party, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by any Sears Party in this Agreement and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of any Sears Party or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Sears Party under this Agreement or any other related document

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SEARS PARTIES:

SEARS HOLDINGS CORPORATION
By:
Name:
Title:

SEARS , ROEBUCK AND CO.

By:
Name:
Title:

SRC DEPOSITOR CORPORATION

By:
Name:
Title:

SRC O.P. CORPORATION

By:
Name:
Title:

KCD IP, LLC

By:
Name:
Title:

SEARS BRANDS, L.L.C.

By:
Name:
Title:

[Signature Page to Custodian Agreement]

SRC REAL ESTATE (TX), LP
By: SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner
By: SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member
By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

SRC REAL ESTATE HOLDINGS (TX), LLC

By: SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the appli-cable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Associa-tion, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

SRC FACILITIES STATUTORY TRUST NO. 2003-A

By: U.S. Bank Trust National Associa-tion, not in its individual capacity but solely as trustee

By:
Name:
Title:

[Signature Page to Custodian Agreement]

PBGC:
PENSION BENEFIT GUARANTY CORPORATION By: Name: Title:

[Signature Page to Custodian Agreement]

CUSTODIAN:
STATE STREET BANK AND TRUST COMPANY By: Name: Title:

[Signature Page to Custodian Agreement]

EXHIBIT A-1

IP COLLATERAL SECURITY AGREEMENT

[to be attached]

EXHIBIT A-2

TRADEMARK SECURITY AGREEMENT

[to be attached]

EXHIBIT A-3

IP COLLATERAL FINANCING STATEMENT

[to be attached]

EXHIBIT B-1

REMIC CERTIFICATE PLEDGE AGREEMENT

[to be attached]

EXHIBIT B-2

REMIC CERTIFICATE TRANSFER POWERS

[to be attached]

EXHIBIT B-3

COPIES OF REMIC CERTIFICATES

[to be attached]

EXHIBIT B-4

REMIC CERTIFICATE FINANCING STATEMENT

[to be attached]

EXHIBIT C-1

REMIC REAL PROPERTY COLLATERAL FINANCING STATEMENTS

[to be attached]

EXHIBIT C-2

REMIC REAL PROPERTY COLLATERAL MORTGAGES

[list to be inserted]

EXHIBIT E

SPECIMEN SIGNATURES

PBGC:

Name	Signature

[ ]

[ ]

Sears Parties:

Name	Signature

[ ]

[ ]

EXHIBIT F

FEE SCHEDULE

Annual Fee:	$16,000

Other Fees and Charges: The following additional fees and charges will be billed each month as specified:

SWIFT (per message)	$0.30
Audit/SSAE 16 Reports (per month)	$75.00
Checks
Issued (per check)	$2
Certified (per check)	$8
Stopped (per check)	$15
Manual Reports (per report)	$150
Dedicated Hardware / Transmission Lines (per Fund/per month)	As agreed
Supplies, Printing and Duplication (per fund/per month)	$110
Archiving / Document Storage (per fund/per month)	$11
Telephone (per fund/per month)	$30
Rule 17f-5 CD (per copy)	$5,500

The above fees and charges do not constitute out-of-pocket or pass-through expenses (i.e., they include a mark-up and/or overhead cost allocation) and are subject to change by State Street upon 30 days’ written notice. Additional fees and charges of a similar nature or type may be imposed by State Street upon 90 days’ written notice, subject to agreement between State Street and the customer.

Out-of-pocket expenses incurred by State Street (and by its subcustodians and depositories) on the customer’s behalf will be passed through each month, including, without limitation, the following expenses:

• IRS Certifications and Filing Fees	• Pricing and/or Verification

• Courier or Overnight Delivery (plus $1 handling Fee)	• Fair Valuation Vendor Charges

• Reasonable Legal Expenses	• ADR and GDR charges

• Subcustodian, Depository or Transfer Agent Out-of-Pocket	• Cost of responding to third party

• DST output	• NSCC settlement

Out-of-pocket expenses incurred by State Street (and its subcustodians and depositories) will be billed to the customer based upon actual usage of a service or an allocated or derived charge for the use of the service for the benefit of the customer.

Cash Balances

Cash balances in designated currencies may be eligible for interest at such times and at such rates as State Street may specify from time to time. In the absence of notice from State Street that deposit balances in a particular currency will bear interest, such balances will be held in non-interest bearing demand deposit accounts. Interest rates, if applicable, will vary by currency and market conditions and State Street may change such interest rates, or may apply (and adjust) negative interest rates or equivalent charges on certain currencies, from time to time at its sole discretion. Details on applicable interest rates or charges will be made available upon reasonable request. At any time, State Street may choose to limit, return, or not accept cash deposits and/or balances. At any time, State Street may choose to limit, return, or not accept cash deposit and/or balances.

This Fee Schedule assumes no material changes to volume, structure or asset composition assumptions used to construct this Fee Schedule. Any such changes could result in the need for amended fee terms.

EXECUTION VERSION

POWER OF ATTORNEY

Each of the undersigned (each, a “Company” collectively, the “Companies”), does each hereby irrevocably appoint the Pension Benefit Guaranty Corporation, a wholly-owned United States government corporation (“Agent”) as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for it and in its name, place, and stead in any and all capacities and for its use and benefit for the acts set forth in Paragraphs (a)-(c) of this Power of Attorney. Reference in this Power of Attorney is made to (i) the Pension Plan Protection and Forbearance Agreement, dated as of March 17, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”), by and among the Sears Parties and Agent, and (ii) the Custodian and Document Control Agreement, a form of which is attached as Exhibit 11 to the PPPFA (as amended, restated, supplemented or otherwise modified from time to time, the “Custodial Agreement”), by and among certain Sears Parties, Agent and State Street Bank and Trust Company. Any capitalized term used but not defined in this Power of Attorney will have the meaning ascribed to such term in the PPPFA.

(a)	Following the occurrence of a Springing Lien Event, to do and perform any and all acts which may be reasonably necessary to perfect the applicable Springing Lien and, to the extent in accordance with applicable law and not otherwise expressly prohibited by the Transaction Documents, Foreclose on the Designated Assets, including, without limitation: (i) with respect to the REMIC Certificate Collateral Documents (as defined in the Custodial Agreement), as may be contemplated by the PPPFA, the Custodial Agreement or any other Transaction Document, (ii) with respect to the IP Collateral Documents (as defined in the Custodial Agreement), as may be contemplated by the PPPFA, the Custodial Agreement or any other Transaction Document, and/or (iii) with respect to the REMIC Real Property Collateral Documents (as defined in the Custodial Agreement), as may be contemplated by the PPPFA, the Custodial Agreement or any other Transaction Document, and further to execute, make state-specific conformations, and record such REMIC Real Property Collateral Documents with respect to the REMIC Properties;

(b)	To do and perform any and all acts as may be required by any federal, state or local governmental authority in connection with the foregoing; and

(c)	To do and perform each and every act and thing necessary, requisite, desirable or proper in connection with the foregoing and hereby ratifies and confirms all that any such Agent or Substitute Agent, individually, may do or cause to be done by virtue hereof.

Each Company also hereby:

(1)	declares that all and every one of the documents contemplated hereby and the actions executed or done by any Agent or Substitute Agent for the aforesaid purposes shall be as good, valid and effectual to all intents and purposes whatsoever as if the same had been executed or done by such Company itself; and

(2)	declares that this power of attorney shall be irrevocable.

Any Agent may appoint as its substitute any person, company or firm as attorney in fact and agent (“Substitute Agent”) of each of the Companies and delegate to such Substitute Agent all the powers and authorities hereby conferred and revoke any such appointment from time to time and substitute or appoint any other or others in the place of Agent as such Agent may from time to time think fit.

Agent, on behalf of itself and any Substitute Agent, agrees that it shall not take any action under this power of attorney until the occurrence of a Springing Lien Event.

The Company shall update this power of attorney promptly following the reasonable request of PBGC to reflect any changes required by law.

This power of attorney shall in all respects be interpreted in accordance with, and governed by, the laws of the State of New York (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction).

It is expressly understood and agreed by the Parties that (a) this Power of Attorney is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the SRC Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements therein made on the part of the SRC Trust, SRC R.E. and SRC Holdings is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the SRC Trust, SRC R.E. and SRC Holdings, (c) nothing herein contained or in any Transaction Document shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the SRC Trust, SRC R.E. or SRC Holdings in this Power of Attorney and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the SRC Trust, SRC R.E. or SRC Holdings or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the SRC Trust, SRC R.E. or SRC Holdings under this Power of Attorney or any other related document.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have each caused this power of attorney to be executed as of the      day of          , 2016.

SRC O.P. CORPORATION, a Delaware corporation

By:	/s/ Scott E. Huckins
	Name:	Scott E. Huckins
	Title:	Vice President

WITNESSES:

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the      day of         , 20    , before me, the undersigned, a notary public in and for said state, personally appeared Scott E. Huckins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ DEANN M. BOGNER
Notary Public

[SEAL]

[Signature Page to Power of Attorney]

SRC DEPOSITOR CORPORATION, a Delaware corporation

By:	/s/ Scott E. Huckins
	Name:	Scott E. Huckins
	Title:	Vice President

WITNESSES:

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the      day of         , 20    , before me, the undersigned, a notary public in and for said state, personally appeared Scott E. Huckins personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ DEANN M. BOGNER
Notary Public

[SEAL]

[Signature Page to Power of Attorney]

KCD IP, LLC, a Delaware limited liability company

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Vice President

WITNESSES:

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the     day of         , 20    , before me, the undersigned, a notary public in and for said state, personally appeared Robert A. Riecker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ DEANN M. BOGNER
Notary Public

[SEAL]

[Signature Page to Power of Attorney]

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

WITNESSES:

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

[Signature Page to Power of Attorney]

SRC REAL ESTATE (TX), LP, a Delaware limited partnership
By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner
	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member
		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

			By:	/s/ JOSE A. GALARZA
			Name:	JOSE A. GALARZA
			Title:	VICE PRESIDENT

WITNESSES:

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

[Signature Page to Power of Attorney]

SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

	By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

WITNESSES:

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

[Signature Page to Power of Attorney]

Exhibit 12

PBGC RE Perfection Documents

[See Attached]

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS
A. NAME & PHONE OF CONTACT AT FILER (optional)
B. E-MAIL CONTACT AT FILER (optional)
C. SEND ACKNOWLEDGMENT TO: (Name and Address)
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR’S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here ☐and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)
1a. ORGANIZATION’S NAME
SRC Depositor Corporation
OR 1b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX
1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY
c/o Sears Holding Corporation, 3333 Beverly Road Hoffman Estates IL 60179 USA
2. DEBTOR’S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)
2a. ORGANIZATION’S NAME
OR 2b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX
2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY
3. SECURED PARTY’S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)
3a. ORGANIZATION’S NAME
Pension Benefit Guaranty Corporation
OR 3b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX
3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY
Attn: Chief Counsel, Office of the Chief Counsel, 1200 K Street, N.W., Suite 320 Washington DC 20005-4026 USA
4. COLLATERAL: This financing statement covers the following collateral:
See Exhibit A attached hereto and incorporated herein.
5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent’s Personal Representative
6a. Check only if applicable and check only one box:
6b. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility ☐ Agricultural Lien ☐ Non-UCC Filing
7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor
8. OPTIONAL FILER REFERENCE DATA:
File with: Delaware Secretary of State Additional Pages: 2 (Ref No. 1006966-00002)
International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

Exhibit A

to UCC-1 Financing Statement

Debtor:	SRC Depositor Corporation	Secured Party:	Pension Benefit Guaranty Corporation
	c/o Sears Holding Corporation		Attn: Chief Counsel
	3333 Beverly Road		Office of the Chief Counsel
	Hoffman Estates, IL 60179		1200 K Street, N.W., Suite 320
Washington DC 20005-4026

Collateral:

All Debtor’s right, title and interest in and to (a) the real estate mortgage investment conduit certificates set forth below or hereafter acquired by Debtor (the “Pledged Certificates”) and (b) any and all income from, increases in, and distributions in respect of and proceeds of the Pledged Certificates.

The Pledged Certificates:

•	Class A-1 Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AA 5, Certificate No. A1-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

•	Class A-2 Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AB 3, Certificate No. A2-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

•	Class B Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AC 1, Certificate No. B-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

•	Class C Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AD 9, Certificate No. C-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

•	Class D Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AE 7, Certificate No. D-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

•	Class E Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AF 4, Certificate No. E-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

•	Class F Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AG 2, Certificate No. F-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

•	Class PI Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AH 0, Certificate No. PI-2 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

•	Class R Mortgage Pass-Through Certificate, Series 2003-1, Certificate No. R-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Commercial Mortgage Trust 2003-1

EXECUTION VERSION

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Pledge Agreement”), dated as of [                 , 20    ]1, is by and between SRC DEPOSITOR CORPORATION, a Delaware corporation (the “Pledgor”), and PENSION BENEFIT GUARANTY CORPORATION (the “Secured Party” and, collectively with the Pledgor, the “Parties”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the PPPFA (as defined below).

W I T N E S S E T H:

WHEREAS, Secured Party is a wholly owned United States government corporation established under 29 U.S.C. § 1302 to administer the pension plan termination insurance program created under Title IV of the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1301 – 1461 (2012, Supp. I 2013) (as amended from time to time, together with the regulations thereunder, in each case in effect from time to time, “ERISA”);

WHEREAS, Sears Holdings Corporation, a Delaware corporation (the “Company”) is the plan sponsor (as such term is defined in ERISA Section 3(16)(B)) of the Sears Holdings Pension Plan, as amended and restated effective January 1, 2014 (the “Plan”);

WHEREAS, the Company is the ultimate corporate parent company of Pledgor, and Pledgor is a member of the Company’s “controlled group,” as that term is defined in ERISA Section 4001(a)(14);

WHEREAS, pursuant to that certain Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”), by and among the Company, the other Sears Parties (including Pledgor), and Secured Party, the Company, Pledgor and such other Sears Parties have offered to provide Secured Party and the Plan with certain enhanced protections in exchange for Secured Party’s agreement to forbear from initiating termination proceedings with respect to the Plan pursuant to ERISA Section 4042 for the term and under the conditions provided in the PPPFA;

WHEREAS, Pledgor will realize substantial direct and indirect benefits as a result of the arrangements memorialized in the PPPFA;

WHEREAS, Pledgor is holder of certain REMIC Certificates as described on Schedule I hereto, issued by Wells Fargo Bank, N.A., as trustee for SRC Commercial Mortgage Trust 2003-1 (the “Issuer”);

WHEREAS, pursuant to that certain Custodian and Document Escrow Agreement, dated as of [                 ,] 2016 (the “Escrow Agreement”), by and between Secured Party and State Street Bank and Trust Company (the “Custodian”), this Pledge Agreement and the Pledged Collateral (as defined below) have been deposited with the Custodian; and

[1]	NTD: To be dated and effective as of the first date on which a Springing Lien Event occurs; this mechanism will be set forth in the document evidencing the escrow arrangement with the Custodian. Nothing in this REMIC Pledge Agreement shall be effective until the occurrence of a Springing Lien Event. This footnote will be deleted from the final document prior to the same becoming effective.

WHEREAS, the obligation of Secured Party to enter into the PPPFA is subject to the condition, among others, that Pledgor shall execute and deliver this Pledge Agreement and grant the pledge and security interests hereinafter described;

NOW, THEREFORE, in consideration of Secured Party’s willingness to enter into the PPPFA and to agree, subject to the terms and conditions set forth therein, to temporarily forbear from initiating termination proceedings with respect to the Plan pursuant to ERISA Section 4042 for the term and under the conditions provided in the PPPFA, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the PPPFA and used herein shall have the meanings given them in the PPPFA. Further, unless otherwise defined herein, terms defined in Articles 8 and 9 of the Uniform Commercial Code as enacted and in effect from time to time in the State of New York are used in this Pledge Agreement as such terms are defined in such Article 8 or 9 . “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Secured Party’s security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions relating to such perfection or priority and for purposes of definitions relating to such provisions.

2. Security Interest. As security for the Secured Obligations (as defined in Section 3 below), Pledgor hereby grants a security interest in, and lien on, and pledges and assigns as collateral to, Secured Party, all of Pledgor’s right, title and interest in and to (a) the REMIC Certificates set forth on Schedule I attached hereto or as hereafter acquired by Pledgor (the “Pledged Certificates”) and (b) any and all income from, increases in, and distributions in respect of and proceeds of the Pledged Certificates (all such property referred to in the foregoing clauses (a) and (b) being herein referred to collectively as the “Pledged Collateral”).

3. Secured Obligations. The security interest hereinabove granted shall secure the due and punctual payment of the PBGC UBL Claims (the “Secured Obligations”).

4. Special Warranties and Covenants of the Pledgor. Pledgor hereby represents and warrants as of the date hereof or covenants, as applicable, to Secured Party that:

(a) The Pledged Certificates have been delivered to Secured Party (or, if applicable, to the Custodian for the benefit of Secured Party) in accordance with the terms of the Escrow Agreement and such Pledged Collateral is duly and validly pledged to Secured Party, in accordance with applicable law; subject to non-consensual liens which may prime Secured Party’s security interest by operation of statute (if any), Secured Party has a perfected first priority security interest in such Pledged Collateral; and Pledgor shall defend Secured Party’s right, title and security interest in and to the Pledged Collateral against the claims and demands of all Persons whomsoever, except as not prohibited by the PPPFA.

(b) Pledgor has good title to, and is the sole record and beneficial owner of, the Pledged Collateral, free and clear of all liens, security interests, and encumbrances, except as not prohibited by the PPPFA.

(c) Pledgor has tendered to the Secured Party the consent of any other party deemed necessary or appropriate by Pledgor for consummation of the transactions contemplated hereby.

2

(d) Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Pledge Agreement and to pledge and grant a security interest in all of the Pledged Collateral pursuant to this Pledge Agreement, and the execution, delivery and performance hereof and the pledge of and granting and enforcement (where applicable) of a security interest in the Pledged Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of Pledgor’s governing documents, or of any judgment, decree or order of any tribunal or of any agreement or instrument to which Pledgor is a party or by which it or any of its property is bound or affected or constitute a default.

(e) Pledgor shall not sell, convey or otherwise dispose of any of the Pledged Collateral or any interest therein, nor will Pledgor create, incur or permit to exist any lien, charge, encumbrance or security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, except as not prohibited by the PPPFA.

(f) Pledgor shall at any time and from time to time execute and deliver, or cause to be executed and delivered, such other agreements, instruments, certificates and documents and take, or cause to be taken, such other actions as Secured Party may reasonably request to insure the continued protection, perfection and first priority of Secured Party’s security interest in any of the Pledged Collateral.

5. Distributions. If, upon the dissolution, winding up, liquidation or reorganization of Issuer, whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of Issuer, or otherwise, any sum is to be paid or any property is to be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to Secured Party, as collateral security for the Secured Obligations. In case any distribution of capital or profits is made on any of the Pledged Collateral, or any cash or other property is distributed upon or with respect to the Pledged Collateral, the property so distributed shall be delivered to Secured Party (or, if applicable, to the Custodian for the benefit of Secured Party), as collateral security for the Secured Obligations.

6. Events of Default. As used herein, an “Event of Default” shall mean the occurrence of one of the events described in either of clause (1) or clause (2) of Section 6.08(a) of the PPPFA.

7. Rights and Remedies of Secured Party. Upon the occurrence of an Event of Default, Secured Party shall have the following rights and remedies:

(a) All rights and remedies provided by law, including, without limitation, those provided by the UCC, or in equity.

(b) All rights and remedies provided in this Pledge Agreement, the PPPFA, any other Transaction Document, or any other agreement, document or instrument pertaining to the Secured Obligations.

8. Right to Transfer into Name of Secured Party, etc. Upon the occurrence of an Event of Default, but subject to the provisions of the UCC or other applicable law, Secured Party may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. So long as no Event of Default has occurred, Pledgor shall be entitled (a) to exercise as Pledgor may deem fit, but in a manner not inconsistent with the terms hereof or of the Secured Obligations, the voting power, if any, with respect to the Pledged Collateral and (b) to the extent not prohibited by the PPPFA, to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral.

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9. Right of Secured Party to Exercise Voting Power, etc. Upon the occurrence of an Event of Default, Secured Party shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Secured Obligations, any and all dividends, interest, principal and other distributions at any time and from time to time declared, paid on or distributed in respect of any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Party may determine, all without liability except to account for property actually received, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

10. Right of Secured Party to Dispose of Pledged Collateral, etc. Upon the occurrence of an Event of Default, Secured Party shall have the right at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker’s board or at public or private sale. Unless the Pledged Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give the Pledgor at least ten (10) days’ prior written notice in accordance with Section 21 hereof of the time and place of any public sale of any of the Pledged Collateral or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the UCC) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by Pledgor. All such sales will be at such commercially reasonable price or prices as Secured Party deems best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales, Secured Party may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as Secured Party may deem best. Upon any such sale or sales the Pledged Collateral so purchased will be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, Pledgor shall promptly execute, and hereby agrees to cause Issuer to promptly execute and file, all such applications or other instruments as may be required. Pledgor authorizes and appoints Secured Party to execute and file all such applications or other instruments in its stead, with full power of substitution, as Pledgor’s attorney in fact. Such appointment as attorney in fact is irrevocable and coupled with an interest.

11. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) or otherwise but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales without such restrictions, and that Secured Party has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act. Pledgor agrees that any such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

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12. PPPFA. Notwithstanding any other provision of this Pledge Agreement, the rights of the parties hereunder are subject to the provisions of the PPPFA, including the provisions thereof pertaining to the rights and responsibilities of Secured Party. In the event that any provision of this Pledge Agreement is in conflict with the terms of the PPPFA, the PPPFA shall control. Unless the context shall otherwise clearly indicate, the term “Secured Party” as used herein includes the Custodian acting on Secured Party’s behalf in accordance with the terms of the Escrow Agreement. The term “Custodian” as used herein shall include [Name of Custodian] or any other Person acting as custodian pursuant to the PPPFA.

13. Collection of Amounts Payable on Account of Pledged Collateral, etc. Upon the occurrence of any Event of Default, Secured Party may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of, or in exchange for, any of the Pledged Collateral and shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

14. Care of Pledged Collateral in Secured Party’s Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, Secured Party shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to Pledgor.

15. Proceeds of Collateral. The proceeds of any sale or sales of the Pledged Collateral, together with any other additional collateral security at the time received and held hereunder (collectively with the Pledged Collateral, the “Collateral”), shall be received and applied: first, to the payment of all costs and expenses of such sale, including all costs and expenses of collection, storage, custody, or other disposition and delivery (including legal costs and reasonable attorneys’ fees); second, to the payment of the Secured Obligations in accordance with the terms of the PPPFA; and third, any surplus thereafter remaining shall be paid to Pledgor or to whomever else may be legally entitled thereto (including, if applicable, any subordinated creditor of Issuer or Pledgor). In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, Pledgor will be liable for the deficiency, together with interest thereon as provided in 29 C.F.R. § 4062.7, and the costs and expenses of collection of such deficiency, including (to the fullest extent permitted by law), without limitation, reasonable attorneys’ fees, expenses and disbursements.

16. Waivers, etc. Pledgor hereby waives presentment, demand, notice, protest and, except as is otherwise expressly provided herein, all other demands and notices in connection with this Pledge Agreement or the enforcement of Secured Party’s rights hereunder or in connection with any Secured Obligations or any Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to Issuer or Pledgor or to any third party, or substitution, release or surrender of any collateral security for any Secured Obligation, the addition or release of Persons primarily or secondarily liable on any Secured Obligation or on any collateral security for any Secured Obligation, the acceptance of partial payments on any Secured Obligation or on any collateral security for any Secured Obligation and/or the settlement or compromise thereof. No delay or omission on the part of Secured Party in exercising any right hereunder will operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion will not be construed as a bar to or waiver of any such right on any future occasion. PLEDGOR FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE LAWS OF THE STATE OF NEW YORK, UNDER THE LAWS OF ANY STATE

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IN WHICH ANY OF THE PLEDGED COLLATERAL MAY BE LOCATED OR WHICH MAY GOVERN THE COLLATERAL, OR UNDER THE LAWS OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE EXPRESSLY PROVIDED HEREIN OR IN THE PPPFA) OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS PLEDGE AGREEMENT (OR OTHERWISE) TO THE SECURED PARTY AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. Pledgor’s waivers under this Section have been made voluntarily, intelligently and knowingly and after Pledgor has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

17. Termination; Assignment, etc. Upon the termination of the PPPFA, this Pledge Agreement and the security interest in the Pledged Collateral created hereby shall terminate. In such event, Secured Party agrees to execute such releases of liens on the Collateral as Grantor may reasonably request at Grantor’s sole expense. No waiver by any Party of any default will be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by Secured Party of all or any of the Secured Obligations held by it, Secured Party may assign or transfer its rights and interest under this Pledge Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of Secured Party hereunder.

18. Reinstatement. Notwithstanding the provisions of Section 17, this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Issuer, Pledgor, or any other Sears Party, or upon the appointment of any intervener or conservator of, or trustee or similar official for, Issuer, Pledgor, or any other Sears Party, or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

19. Governmental Approvals, etc. Upon the exercise by Secured Party of any power, right, privilege or remedy pursuant to this Pledge Agreement which requires any consent, approval, qualification or authorization of any governmental authority or instrumentality, Pledgor shall execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Secured Party may be required to obtain for such governmental consent, approval, qualification or authorization. Pledgor authorizes and appoints Secured Party to execute and file all such applications, certificates, instruments and other documents and papers in its stead, with full power of substitution, as Pledgor’s attorney in fact. Such appointment as attorney in fact is irrevocable and coupled with an interest.

20. Restrictions on Transfer, etc. To the extent that any restrictions imposed by the REMIC Transactional Documents or any other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by Secured Party of any right granted hereunder, including, without limitation, the right of Secured Party to dispose of the Pledged Collateral upon the occurrence of an Event of Default, Pledgor hereby waives such restrictions, and represents and warrants that it has caused Issuer to take all necessary action to waive such restrictions, and Pledgor hereby agrees that it will take any further action that the Secured Party may reasonably request in order that the Secured Party may obtain and enjoy the full rights and benefits granted to the Secured Party by this Pledge Agreement free of any such restrictions.

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21. Notices. All notices, consents, approvals, elections and other communications hereunder shall be in writing (whether or not the other provisions of this Pledge Agreement expressly so provide) and shall be deemed to have been duly given if delivered in accordance with the terms of Section 11.01 of the PPPFA.

22. Intentionally Omitted.

23. Amendment. No provision of this Pledge Agreement may be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by a written agreement signed by Secured Party and Pledgor. Pledgor acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Pledge Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.

24. Entire Agreement. This Pledge Agreement, together with the other Transaction Documents, constitutes the entire agreement between Pledgor and the Secured Party with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing signed by the parties hereto. Each Party acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Pledge Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.

25. Miscellaneous. This Pledge Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns, provided that Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of the Secured Party. The term “Secured Party” shall be deemed to include any other holder or holders of any of the Secured Obligations. In case any provision in this Pledge Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Pledge Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed signature page to this Pledge Agreement or any document or instrument delivered in connection herewith by facsimile transmission or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Pledge Agreement or such other document or instrument, as applicable.

26. Governing Law; Jurisdiction; Waiver of Jury Trial. This Pledge Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New York (without regard to its conflicts of laws rules). Each Party, to the fullest extent permitted by law, hereby consents to service of process, and to be sued, in the State of New York and consents to the jurisdiction of any state or federal court located in the State of New York, as well as to the exclusive jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. Each Party further agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it in accordance with Section 21 hereof or as otherwise provided under the laws of the State of New York. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST ANY OTHER PARTY IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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[The remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as a sealed instrument as of the date first above written.

PLEDGOR:

SRC DEPOSITOR CORPORATION

By:	/s/ Scott E. Huckins
	Name:	Scott E. Huckins
	Title:	Vice President

[Signature Page to Pledge Agreement]

SECURED PARTY:

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Morris
	Name:	Karen L. Morris
	Title:	Acting CNR

[Signature Page to Pledge Agreement]

SCHEDULE I

PLEDGED CERTIFICATES

Class A-1 Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AA 5, Certificate No. A1-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

2. Class A-2 Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AB 3, Certificate No. A2-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

3. Class B Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AC 1, Certificate No. B-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

4. Class C Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AD 9, Certificate No. C-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

5. Class D Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AE 7, Certificate No. D-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

6. Class E Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AF 4, Certificate No. E-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

7. Class F Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AG 2, Certificate No. F-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

8. Class PI Mortgage Pass-Through Certificate, Series 2003-1, CUSIP No. 85230G AH 0, Certificate No. PI-2 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Depositor Corporation

9. Class R Mortgage Pass-Through Certificate, Series 2003-1, Certificate No. R-1 evidencing a beneficial ownership interest in a trust fund consisting primarily of a pool of commercial mortgage loans, such pool being formed and sold by SRC Commercial Mortgage Trust 2003-1

AFFIDAVIT OF TRANSFEROR

                    , 20

SRC DEPOSITOR CORPORATION

c/o Sears, Roebuck and Co.

3333 Beverly Road

Hoffman Estates, IL 60179

Wells Fargo Bank Minnesota, N.A.

Wells Fargo Center

Sixth and Marquette

Minneapolis, Minnesota 55479-0113

Attn:	Corporate Trust Services (CMBS), SRC Depositor Corporation,

Mortgage Pass-Through Certificates, Series 2003-1

Re:	SRC Depositor Corporation, Mortgage Pass-Through Certificates, Series 2003-1 (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by SRC Depositor Corporation (in such capacity, the “Transferor”) to                                          (the “Transferee”), of those several Certificates in the above-captioned series (the “Transferred Certificates”) having the related Original Class Certificate Principal Balances as of November 24, 2003 (the “Closing Date”) and evidencing the related Certificate Rate in the Class to which it belongs, in each case as applicable and as set forth on Schedule 1 attached hereto. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of November 24, 2003, among SRC Depositor Corporation, as depositor (the “Depositor”), Sears, Roebuck and Co., as master servicer, special servicer and document custodian, and Wells Fargo Bank Minnesota, N.A., as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accepted a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to

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any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the “Securities Act”), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.

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Very truly yours,

SRC DEPOSITOR CORPORATION
(Transferor)

By:	/s/ SCOTT E. HUCKINS
Name: Scott E. Huckins
Title: Vice President

[Transferor Affidavit]

Schedule 1

Certificate List

Class	Original Class Certificate Principal Balance ($)	Certificate Rate (%)	CUSIP
A-1	319,350,000	5.672	85230G AA 5
A-2	200,000,000	5.794	85230G AB 3
B	61,100,000	5.826	85230G AC 1
C	61,100,000	5.926	85230G AD 9
D	20,407,400	6.026	85230G AE 7
E	20,407,400	6.276	85230G AF 4
F	603,267,200	6.426	85230G AG 2
PI	26,784,000	10.000	85230G AH 0
R	N/A	N/A	N/A

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EXHIBIT E-1

FORM OF AFFIDAVIT OF TRANSFEREE

[Date]

SRC DEPOSITOR CORPORATION

c/o Sears, Roebuck and Co.

3333 Beverly Road

Hoffman Estates, IL 60179

Wells Fargo Center

Sixth and Marquette

Minneapolis, Minnesota 55479-0113

Attn: Corporate Trust Services (CMBS), SRC Depositor

Corporation, Mortgage Pass-Through Certificates, Series

2003-1

Re: SRC Depositor Corporation, Mortgage Pass-Through Certificates, Series 2003-1 (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by                                          (the “Transferor”) to                                          (the “Transferee”) of a Certificate (the “Transferred Certificate”) having an initial [principal balance] as of November 24, 2003 (the “Closing Date”) of $             evidencing a             % interest in the Class to which it belongs. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of November 24, 2003, among SRC Depositor Corporation, as depositor (the “Depositor”), Sears, Roebuck and Co., as master servicer, special servicer and document custodian, and Wells Fargo Bank Minnesota, N.A., as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

[NON-QIBS]

1. The Transferee is acquiring the Transferred Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws.

2. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee or the Certificate Registrar is obligated so to register or qualify the Certificates and (c) the Certificates may not be resold or transferred unless they are (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in

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transactions which are exempt from such registration and qualification and the Trustee and the Depositor have received either (A) certifications from both the transferor and the transferee (substantially in the forms attached to the Pooling and Servicing Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel satisfactory to the Trustee and the Depositor with respect to the availability of such exemption (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with copies of the certification(s) from the Transferor and/or Transferee setting forth the facts surrounding the transfer upon which such opinion is based. Any holder of a Certificate desiring to effect such a transfer shall, and upon acquisition of such Certificate shall be deemed to have agreed to, indemnify the Trustee, the Master Servicer, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificate will bear legends substantially to the following effect:

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN

-AND-

[In the case of the Certificates (other than the Class R and Class PI Certificates)] NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS SUCH TRANSFEREE EITHER (I) IS NOT (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE CODE, (C) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR (D) A GOVERNMENT PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (II) HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON ANY EXEMPTION LISTED UNDER FOOTNOTE 1 OF, AND AMENDED BY, PROHIBITED TRANSACTION EXEMPTION 2002-41, 67 FED. REG. 54487 (2002), OR ANY SUCCESSOR EXEMPTION (THE “UNDERWRITERS’ EXEMPTION”) AND IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITERS’ EXEMPTION INCLUDING THAT (A) THE CERTIFICATE HAVE A RATING OF AT LEAST BBB- BY A RATING AGENCY AND (B) IT IS AN “ACCREDITED INVESTOR” AS

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DEFINED IN RULE 501(A)(1) OF REGULATION D OF THE SECURITIES ACT, OR (III)(A) IS AN INSURANCE COMPANY, (B) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE AND HOLD THE CERTIFICATE (OR INTEREST THEREIN) IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (C) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

[In the case of Class R Certificates and Class PI Certificates]: NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) (WHETHER OR NOT SUBJECT TO ERISA, AND INCLUDING, WITHOUT LIMITATION, FOREIGN OR GOVERNMENTAL PLANS), ANY “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE REQUIRED (OR, IN THE CASE OF A BOOK-ENTRY CERTIFICATE, DEEMED) TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of any Certificate under the Securities Act, would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.

5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Certificates and distributions thereon, (c) the Pooling and Servicing Agreement, and (d) all related matters, that it has requested.

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6. The Transferee is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

7. In the case of Class A-1, A-2, B, C, D, E and F Certificates, the Transferee either (A) is not an “employee benefit plan” subject to ERISA or a “plan” described by Section 4975(e)(1) of the Code or any other retirement plan or other employee benefit plan or arrangement subject to any federal, state or local law materially similar to the foregoing provisions of ERISA and the Code, or any entity deemed to hold plan assets of the foregoing by reason of investment by an employee benefit plan or plan in such entity or (B) (1) qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act and satisfies all the requirements of the Underwriters’ Exemptions as in effect at the time of such transfer or (2) is an insurance company general account that is eligible for, and satisfies all of the requirements for, Sections I and III of Department of Labor Prohibited Transaction Class Exemption 95-60 (“PTE 95-60”). In the case of Class PI and R Certificates, the Transferee is not an “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not subject to ERISA, and including, without limitation, foreign or governmental plans) or a “plan” described by Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of the foregoing by reason of investment by an employee benefit plan or plan in such entity.

8. Check one of the following:

The Transferee is a U.S. Person (as defined below) and it has attached hereto an Internal Revenue Service (“IRS”) Form W-9 (or successor form).

*The Transferee is not a U.S. Person and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Trustee (or its agent) with respect to distributions to be made on the Transferred Certificate. The Transferee has attached hereto either [(i) a duly executed IRS Form W-8BEN (or successor form), which identifies such Transferee as the beneficial owner of the Transferred Certificate and states that such Transferee is not a U.S. Person or (ii)] two duly executed copies of IRS Form W-ECI (or successor form), which identify such Transferee as the beneficial owner of the Transferred Certificate and state that interest and original issue discount on the Transferred Certificate and Permitted Investments is, or is expected to be, effectively connected with a U.S. trade or business. The Transferee agrees to provide to the Certificate Registrar updated [IRS Forms W-8BEN or] IRS Forms W-ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar.

*	Does not apply to Class R Certificates

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For this purpose, “U.S. Person” means a citizen or resident of the United States, a corporation or partnership (except to the extent provided in applicable Treasury Regulations) or other entity created or organized in, or under the laws of, the United States, any State or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

[QIBS]

1. The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

2. In the case of a Class A-1, Class A-2, Class B, Class C, Class D, Class E, or Class F Certificates, the Transferee either (A) is not an “employee benefit plan” subject to ERISA or a “plan” described by Section 4975(e)(1) of the Code or any other retirement plan or other employee benefit plan or arrangement subject to any federal, state or local law materially similar to the foregoing provisions of ERISA and the Code, or any entity deemed to hold plan assets of the foregoing by reason of investment by an employee benefit plan or plan in such entity or (B) (1) qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act and satisfies all the requirements of the Underwriter’s Exemptions as in effect at the time of such transfer or (2) is an insurance company general account that is eligible for, and satisfies all of the requirements of, Sections I and III of Department of Labor Prohibited Transaction Class Exemption 95-60 (“PTE 95-60”).

In the case of a Class PI or R Certificate, the Transferee is not an “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not subject to ERISA, and including, without limitation, foreign or governmental plans) or a “plan” described by Section 4975(e)(1) of the Code or any entity deemed to hold plan assets of the foregoing by reason of investment by an employee benefit plan or plan in such entity.

3. The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

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4. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificate will bear legends substantially to the following effect:

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN

-AND-

[In the case of the Certificates (other than the Class R and Class PI Certificates)] NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS SUCH TRANSFEREE EITHER (I) IS NOT (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE CODE, (C) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR (D) A GOVERNMENT PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (II) HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON ANY EXEMPTION LISTED UNDER FOOTNOTE 1 OF, AND AMENDED BY, PROHIBITED TRANSACTION EXEMPTION 2002-41, 67 FED. REG. 54487 (2002), OR ANY SUCCESSOR EXEMPTION (THE “UNDERWRITERS’ EXEMPTION”) AND IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITERS’ EXEMPTION INCLUDING THAT (A) THE CERTIFICATE HAVE A RATING OF AT LEAST BBB- BY A RATING AGENCY AND (B) IT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1) OF REGULATION D OF THE SECURITIES ACT, OR (III)(A) IS AN INSURANCE COMPANY, (B) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE AND HOLD THE CERTIFICATE (OR INTEREST THEREIN) IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (C) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

[In the case of Class PI and R Certificates]: NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) (WHETHER OR NOT SUBJECT

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TO ERISA, AND INCLUDING, WITHOUT LIMITATION, FOREIGN OR GOVERNMENTAL PLANS), ANY “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE REQUIRED (OR, IN THE CASE OF A BOOK-ENTRY CERTIFICATE, DEEMED) TO HAVE

CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

5. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of any Certificate under the Securities Act, would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.

6. Check one of the following:

The Transferee is a U.S. Person (as defined below) and it has attached hereto an Internal Revenue Service (“IRS”) Form W-9 (or successor form).

*The Transferee is not a U.S. Person and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Trustee (or its agent) with respect to distributions to be made on the Transferred Certificate. The Transferee has attached hereto [either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies such Transferee as the beneficial owner of the Transferred Certificate and states that such Transferee is not a U.S. Person or (ii)] two duly executed copies of IRS Form W-ECI (or successor form), which identify such Transferee as the beneficial owner of the Transferred Certificate and state that interest and original issue discount on the Transferred Certificate and Permitted Investments is, or is expected to be, effectively connected with a U.S. trade or business. The Transferee agrees to provide to the Certificate Registrar updated [IRS Forms W-8BEN or] IRS Forms W-ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar.

*	Does not apply to Class R Certificates.

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For this purpose, “U.S. Person” means a citizen or resident of the United States, a corporation or partnership (except to the extent provided in applicable Treasury Regulations) or other entity created or organized in, or under the laws of, the United States, any State or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

Very truly yours,
(Transferor)

By:
Name:
Title:

E-1-8

ANNEX 1 TO EXHIBIT E-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank Minnesota, N.A., as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the “Transferred Certificate”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the “Transferee”).

2. The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) [Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on, a discretionary basis at least $10,000,000 in securities.] and (ii) the Transferee satisfies the criteria in the category marked below.

Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial

E-1-9

statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

3. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are

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consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

Yes No	Will the Transferee be purchasing the Transferred Certificate only for the Transferee’s own account?

6. If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Transferred Certificate will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Transferee

(Transferor)

By:
Name:
Title:
Date:

E-1-11

ANNEX 2 TO EXHIBIT E-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank Minnesota, N.A., as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the “Transferred Certificate”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule.144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2. The Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

The Transferee owned and/or invested on a discretionary basis $ in securities (other than the excluded securities referred to below) as of the end of the

Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

The Transferee is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

In the case of a Class PI or R Certificate, the Transferee is not an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (whether or not subject to ERISA, and including, without limitation, foreign or governmental plans) or a “plan” described by Section 4975(e)(1) of the Code or any entity deemed to hold plan assets of the foregoing by reason of investment by an employee benefit plan or plan in such entity.

E-2-1

3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

Yes No	Will the Transferee be purchasing the Transferred Certificate only for the Transferee’s own account?

6. If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee’s purchase of the Transferred Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Transferee or Adviser

(Transferor)

By:
Name:
Title:

E-2-2

EXHIBIT G

FORM OF INVESTMENT LETTER

[Date]

Wells Fargo Bank Minnesota, N.A.

Wells Fargo Center

Sixth and Marquette

Minneapolis, Minnesota 55479-0113

Attn:	Corporate Trust Services (CMBS), SRC Depositor Corporation,

Mortgage Pass-Through Certificates, Series 2003-1

Re:	SRC Depositor Corporation, Mortgage Pass-Through Certificates, Series 2003-1 (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by                                          (the “Transferor”) to                                          (the “Transferee”) of a Certificate (the “Transferred Certificate”) having an initial [principal balance] as of November 24, 2003 (the “Closing Date”) of $             evidencing a         % interest in the Class to which it belongs. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of November 24, 2003, among SRC Depositor Corporation, as depositor (the “Depositor”), Sears, Roebuck and Co., as master servicer, special servicer and document custodian, and Wells Fargo Bank Minnesota, N.A., as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

1. The Transferee is acquiring the Transferred Certificate for its own account and not with a view to or for distribution.

2. The Transferee understands that the Transferred Certificate have not and will not be registered under the Securities Act, or registered or qualified under any applicable state securities laws, neither the Company or the Trustee is obligated to register or qualify the Transferred Certificate and the Transferred Certificate may not be resold or transferred unless they are (A) registered pursuant to the Securities Act and registered and qualified pursuant to any applicable state securities laws or (B) sold or transferred in transactions which are exempt from such registration and qualification and the Company and the Certificate Registrar has received: (1) if such transfer is purportedly being made in reliance upon Rule 144A under the Securities Act, a certificate from the transferor substantially in the form attached as an exhibit to the Pooling and Servicing Agreement (which relates to sales to qualified institutional buyers in reliance on Rule 144A under the Securities Act) and a certificate from the prospective transferee substantially in the form attached to the Pooling and Servicing Agreement, and (2) in all other cases, (I) a certificate from the transferor substantially in the form attached to the Pooling and Servicing Agreement and a certificate from the prospective transferee substantially in the form attached as an exhibit to the Pooling and Servicing Agreement, and (II) unless the Company directs otherwise, an opinion of counsel satisfactory to the Company and the Trustee to the effect that such transfer may be made without registration under the Securities Act.

3. The Transferee will not sell or otherwise transfer any Offered Certificate or interest therein except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement.

4. Neither Transferee nor anyone acting on the Transferee’s behalf has offered or sold any Offered Certificate or interest therein or any securities that are substantially similar to the Transferred Certificate by any form of general solicitation or general advertising which would require registration of the Transferred Certificate under the Securities Act. In addition, each Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the prior sentence with respect to the Transferred Certificate.

5. The Transferee has been furnished with all information regarding (A) the Company, (B) the Transferred Certificate, (C) the nature, performance and servicing of the Mortgage Loans, (D) the Pooling and Servicing Agreement and (E) any credit enhancement mechanism associated with the Transferred Certificate, that it has requested.

6. The Transferee has such knowledge and experience in financial and relevant business matters so as to be capable of evaluating the merits and risks of purchasing the Certificates and has the financial ability to bear the risks of such purchase. In the normal course of the Transferee’s business, it invests in or purchases securities similar to the Certificates and it is able to bear the economic risk of an investment in the Certificates for an indefinite period of time.

7. The Transferee, together with its own professional advisors, has performed its own due diligence and independent review with respect to the Certificates and has undertaken such additional investigations and evaluations of the Certificates, including any tax, legal, accounting, regulatory and other issues and any other matters, as it has deemed necessary or appropriate to its decision as to whether or not to purchase the Certificates. The Transferee acknowledges that none of the Depositor or Deutsche Bank Securities Inc. has provided the Transferee with (i) any advice regarding tax or regulatory matters relating to the Certificates or (ii) any advice regarding the suitability of the Certificates for any other purposes. The Transferee’s decisions are based solely upon its independent analysis, including the merits and risks involved in the Certificates.

8. The Transferee is a “qualified institutional buyer” as such term is defined by Rule 144A under the Securities Act and an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

9. This Agreement has been duly authorized, executed and delivered by the Transferee and, assuming the due authorization, execution and delivery by the Company, constitutes a valid, legal and binding obligation of the Transferee, enforceable against the Transferee in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification of securities law liabilities.

Name:
Title:

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                  . (please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust evidenced by the within Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust.

I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:                                                              .

Dated:

/s/ Scott E. Huckins
Signature by or on behalf of Assignor Scott E. Huckins

Signature Guaranteed

Exhibit 13

PBGC Mortgages with Executed Signature Pages

[See Attached]

EXECUTION VERSION

The aggregate maximum principal amount of indebtedness that may be secured hereby is $[        ]. [TO BE COMPLETED WITH 200% OF CLOSING DATE VALUES FOR STATES IN WHICH THE MAXIMUM AMOUNT SECURED WILL NOT IMPACT MORTGAGE TAX PAYMENTS & 120% OF APPRAISED VALUE FOR STATES WITH MORTGAGE TAXES (STILL CONSIDERING APPROPRIATE NUMBER).]

This Mortgage was prepared by and after
recording return to:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Space above this line for recorder’s use

MORTGAGE, ASSIGNMENT OF LEASES

AND RENTS, SECURITY AGREEMENT

AND FIXTURE FILING

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Mortgage”), dated as of             , 20161 by SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, acting on behalf of the applicable SUBI Portfolio, having an address at c/o U.S. Bank Trust National Association, 400 N. Michigan Avenue, 2nd Floor, Chicago, Illinois 60611 (the “Mortgagor”), in favor of the PENSION BENEFIT GUARANTY CORPORATION, a wholly owned United States government corporation having an address at 1200 K Street, N.W., Suite 300, Washington, DC 20005-4026 (together with its successors and assigns, “Mortgagee”).

[1]	NTD: To be dated and effective as of the first date on which a Springing Lien Event occurs and recorded on or after that date; this mechanism will be set forth in the document evidencing the escrow arrangement with the Custodian. Nothing in this Mortgage shall be effective until the occurrence of a Springing Lien Event. This Footnote will be deleted from the final document prior to same becoming effective.

WITNESSETH:

WHEREAS, Sears Holdings Corporation, a Delaware corporation (the “Company”) is the plan sponsor (as such term is defined in Section 3(16)(B) of the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1301 – 1461 (2012, Supp. II 2014) (as amended from time to time, together with the regulations thereunder, “ERISA”)) of the Sears Holdings Pension Plan, as amended and restated effective January 1, 2014 (the “Pension Plan”);

WHEREAS, pursuant to that certain Pension Plan Protection and Forbearance Agreement, dated as of March 17, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”), by and among Company, certain of Company’s Subsidiaries including Mortgagor (such Subsidiaries, collectively with Mortgagor, the “Sears Parties”), and Mortgagee, Sears Parties have agreed to provide Mortgagee and the Pension Plan with certain enhanced protections in exchange for Mortgagee’s agreement to forbear from initiating termination proceedings with respect to the Pension Plan pursuant to ERISA Section 4042 for the term and under the conditions provided in the PPPFA;

WHEREAS, Mortgagor will realize substantial direct and indirect benefits as a result of the arrangements memorialized in the PPPFA;

WHEREAS, it is a condition to Mortgagee entering into the PPPFA that Mortgagor execute and deliver this Mortgage;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, to secure for Mortgagee’s benefit any and all claims (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, or undisputed) of Mortgagee for the “unfunded benefit liabilities” together with interest, of the Pension Plan under ERISA Section 4062(b)(1)(A) against Company, Mortgagor and each of Company’s other Subsidiaries (the “Secured Obligations”), Mortgagor has executed and delivered this Mortgage.

GRANTING CLAUSES

Mortgagor has created a security interest in favor of Mortgagee in, and has mortgaged, granted, conveyed, assigned, bargained, sold, pledged, given, transferred and set over, and by these presents does hereby create a security interest in favor of Mortgagee in, and does hereby mortgage, grant, convey, assign, bargain, sell, pledge, give, transfer and set over unto Mortgagee, the property described in the following Granting Clauses, whether now owned or hereafter acquired, subject only to Permitted Liens.

Granting Clause First

The entire right, title and interest of Mortgagor in and to the land described in Schedule A [NTD: TO BE ONE PROPERTY PER MORTGAGE, UNLESS THERE IS A COST SAVINGS BENEFIT TO BUNDLING THE MORTGAGES IN A PARTICULAR STATE.] attached hereto (the “Land”), together with (a) all right, title and interest of Mortgagor (if any) in and to all buildings, structures and other improvements, now standing or at any time hereafter constructed or placed upon the Land, including, without limitation, all right, title and interest of Mortgagor (if any) in and to all fixtures of every kind and nature on the Land or in any such building, structure or other improvements (said buildings, structures, other improvements and fixtures being herein collectively called the “Improvements”), (b) all right, title and interest of Mortgagor in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances in and to the Land, belonging or in any way appertaining thereto, including, without limitation, all right, title and interest of Mortgagor in, to and under any streets, ways, alleys, vaults, gores or strips of land adjoining the Land, and (c) all rents, income, revenues, issues, awards, proceeds and profits from and in respect of the property described in this Granting Clause First which are, subject to the provisions of Granting Clause Second, hereby specifically assigned, transferred and set over to Mortgagee, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described which is now owned or held or is hereafter acquired by Mortgagor and is affixed, attached and annexed to the Land shall be and remain or become and constitute a portion of the Mortgaged Property (as defined in the parenthetical immediately following Granting Clause Eighth) and the security covered by and subject to the lien hereof. The Land together with the Improvements and the other property described in this Granting Clause First relating thereto are herein collectively called the “Property”.

Granting Clause Second

Mortgagor’s interest in the Master Lease as supplemented by the Site Lease with respect to the Property, as such Site Lease relates to the Property, including the right to all extended terms and all extensions and renewals of the terms thereof, together with all the right, title and interest of Mortgagor under the Master Lease and such Site Lease, including, without limitation, the present and continuing right to make claim for, collect, receive and receipt for any and all of the rents, income, revenues, issues, awards, proceeds and profits and other sums of money payable or receivable thereunder, the right to accept or reject any offers made pursuant to the Master Lease to purchase any interest in the Property, to bring actions and proceedings under the Master Lease or for the enforcement thereof and to do anything which Mortgagor is or may become entitled to do under the Master Lease.

Granting Clause Third

All of Mortgagor’s right, title and interest in and to the real estate fixtures of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of, the Property, but specifically excluding trade fixtures and other personal property of any tenant on the Property (except such exclusion, the “Fixtures”; such excluded property, the “Tenant Personalty”).

Granting Clause Fourth

All of the equipment and apparatus of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories), in each case currently owned or subsequently acquired by Mortgagor and located on the Property, including but without limiting the generality of the foregoing, all storm doors and windows, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating and incinerating equipment, escalators, elevators, building cleaning systems (including window cleaning apparatus), communication systems (including satellite dishes and antennae), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits and fittings of every kind and description, but specifically excluding Tenant Personalty (except such exclusion, the “Equipment”).

Granting Clause Fifth

All of Mortgagor’s right, title and interest in and to substitutes and replacements of, and all additions and improvements to, the Improvements, the Fixtures and the Equipment, subsequently acquired by Mortgagor or constructed, assembled or placed by Mortgagor on the Land, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor.

Granting Clause Sixth

All estate, right, title and interest and other claim or demand that Mortgagor now has or may hereafter acquire with respect to any damage to the Property (including the Improvements), the Fixtures or the Equipment and any and all proceeds of insurance in effect with respect to the Improvements, the Fixtures and the Equipment, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the Property (including the Improvements) or the Fixtures, including without limitation any awards resulting from a change of grade of streets or as the result of any other damage to the Property (including the Improvements) or the Fixtures for which compensation shall be given by any governmental authority subject to the provisions of the Master Lease with respect to the collection and application of the same.

Granting Clause Seventh

All estate, right, title and interest of Mortgagor in and to all rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances on or in the Property, development rights or credits, air rights, water, water rights (whether riparian, appropriative or otherwise and whether or not appurtenant) and water stock.

Granting Clause Eighth

All renewals, substitutions, improvements, accessions, attachments, additions, replacements and proceeds, both cash and noncash, of each of the foregoing and all conversions of the security constituted thereby.

(All of the foregoing property and rights and interests now owned or held or subsequently acquired by Mortgagor and described in the foregoing Granting Clauses with respect to the Property are collectively referred to as the “Mortgaged Property”.)

TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto Mortgagee, its successors and assigns, forever, upon the terms and conditions herein set forth, until the Secured Obligations are satisfied or the Mortgaged Property is released in whole or in part pursuant to Section 7.07, Mortgagor hereby expressly waiving and releasing any and all right, benefit, privilege, advantage or exemption under and by virtue of any and all statutes and laws of the state or other jurisdiction in which the Mortgaged Property is located providing for the exemption of homesteads from sale on execution or otherwise.

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions (and all other definitions herein) to be applicable equally to the singular and plural forms of such terms. Each capitalized term used herein but not otherwise defined herein shall have the meaning specified in the PPPFA.

“Default Rate” shall be the rate prescribed by 29 C.F.R. § 4062.7(c), compounded daily.

“First Mortgage” shall mean the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by Mortgagor in favor of Wells Fargo Bank Minnesota, N.A. dated as of [insert appropriate date] and recorded with the [insert appropriate recording office] on             , 20[    ] as [insert recording information].

“Master Lease” shall mean the Master Lease Agreement dated as of November 24, 2003 between Mortgagor, as lessor, and other parties as lessors of other Sites (as defined therein), and Sears, Roebuck and Co., as lessee, as such Master Lease Agreement may be modified, supplemented, extended or renewed.

“Site Lease” shall mean any supplement to the Master Lease with respect to the Property duly executed and delivered by Mortgagor and Lessee (as defined in the Master Lease) pursuant to, and in accordance with, Section 2 of the Master Lease.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Mortgagor hereby represents and warrants to Mortgagee as follows:

Section 2.01. Title, Legal Status and Authority. Mortgagor (a) is seised of the Land and the Improvements in fee simple and has good and marketable title to the Mortgaged Property, free and clear of all liens, charges, encumbrances and security interests, except such liens, charges encumbrances and security interests expressly permitted under the PPPFA (the “Permitted Liens”); (b) will forever warrant and defend its title to the Mortgaged Property and the validity, enforceability, and priority of the lien and security interest created by this Mortgage against the claims of all persons, subject to Permitted Liens; (c) is a Delaware [statutory trust/limited partnership/corporation] duly organized, validly existing, and in good standing and qualified to transact business under the laws of the state of Delaware and the state where the Mortgaged Property is located; and (d) has all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including the Mortgaged Property) and carry on its business.

Section 2.02. Validity of Documents. The execution, delivery and performance of this Mortgage, the PPPFA and the other Transaction Documents to which Mortgagor is a party (a) are within the power of Mortgagor; (b) have been authorized by all requisite action; (c) have received all necessary approvals and consents; (d) will not violate, conflict with, breach, or constitute (with notice or lapse of time, or both) a default under (i) any law, order or judgment of any court, governmental authority, or the governing instrument of Mortgagor or (ii) to Mortgagor’s knowledge, any material indenture, material agreement, or other material instrument to which Mortgagor is a party or by which it or any of its property is bound or affected; and (e) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this Mortgage and/or such as has been obtained by Mortgagor). This Mortgage, the PPPFA and the other Transaction Documents to which Mortgagor is a party constitute legal, valid, and binding obligations of Mortgagor.

Section 2.03. Litigation. There is no action, suit, or proceeding, judicial, administrative, or otherwise (including any condemnation or similar proceeding), pending or, to the best knowledge of Mortgagor, threatened or contemplated against, or affecting, Mortgagor or the Mortgaged Property which would have a material adverse effect on either the Mortgaged Property or Mortgagor’s ability to perform the Secured Obligations.

Section 2.04. Representations and Warranties Relating to Master Lease, Site Lease and Other Matters. That (a) Mortgagor is the absolute owner of the landlord’s interest in the Master Lease and Site Lease with respect to the Mortgaged Property; (b) Mortgagor has the right, power and authority to assign, transfer, and set over all of its right, title and interest in, to and under the Master Lease and Site Lease with respect to the Mortgaged Property and no other Person has any right, title or interest therein; (c) the Master Lease and Site Lease with respect to the Mortgaged Property are valid and in full force and effect and have not been modified, amended or terminated, nor have any of the terms and conditions of the Master Lease and Site Lease with respect to the Mortgaged Property been waived, except as expressly permitted by the PPPFA; (d) there are no outstanding assignments or pledges of the Master Lease and Site Lease with respect to the Mortgaged Property (except Permitted Liens); (e) there are no existing defaults or any state of facts which, with the giving of notice and/or passage of time, would constitute a default under the Master Lease and Site Lease with respect to the Mortgaged

Property by Mortgagor; (f) Lessee has no defense, set-off or counterclaim against Mortgagor; and (g) Lessee is in possession of its leased premises and paying rent and other charges to the extent required by the Master Lease and Site Lease with respect to the Mortgaged Property.

ARTICLE III

COVENANTS

Mortgagor covenants and agrees with Mortgagee as follows:

Section 3.01. Payment of Secured Obligations. Mortgagor shall pay and perform the Secured Obligations in accordance with the terms of the PPPFA, the other Transaction Documents, and applicable law (including ERISA).

Section 3.02. Further Assurances. Mortgagor shall execute, acknowledge and deliver, from time to time, such further instruments as Mortgagee may reasonably require to accomplish the purposes of this Mortgage.

Section 3.03. Taxes and Other Charges.

(a) Payment of Assessments. Mortgagor shall pay or cause to be paid, when due (subject to customary rights to contest or protest the same in accordance with applicable law) all taxes, liens, assessments, utility charges (public or private and including sewer fees), ground rents, maintenance charges, dues, fines, impositions, and public and other charges of any character (including penalties and interest) assessed against, or which could become a lien against, the Mortgaged Property (the “Assessments”) and in all events prior to the date any fine, penalty, interest or charge for nonpayment may be imposed.

(b) Documentary Stamps and Other Charges. Mortgagor shall pay all taxes, assessments, charges, expenses, costs and fees (including registration and recording fees and revenue, transfer, mortgage, recordation, stamp, intangible, and any similar taxes) (collectively, the “Transaction Taxes”) required in connection with the making and/or recording of this Mortgage. If Mortgagor fails to pay the Transaction Taxes on demand, then Mortgagee may (but is not obligated to) pay these, and Mortgagor shall reimburse Mortgagee on demand for any amount so paid with interest at the Default Rate.

Section 3.04. Defense of Title, Litigation, and Rights. Subject to any Permitted Liens and except as may be expressly permitted under the PPPFA, Mortgagor shall forever warrant, defend and preserve Mortgagor’s title to the Mortgaged Property, the validity, enforceability and priority of this Mortgage and the lien or security interest created hereby, and any rights of Mortgagee under this Mortgage, the PPPFA or the other Transaction Documents against the claims of all Persons, and shall promptly notify Mortgagee of such actions. Mortgagee (whether or not named as a party to such proceedings) is authorized and empowered (but shall not be obligated) to take such additional steps as it may reasonably deem necessary or proper for the defense of any such proceeding or the protection of the lien, security interest, validity, enforceability, or priority of this Mortgage, the PPPFA or the other Transaction

Documents, title to the Mortgaged Property, or any rights of Mortgagee under this Mortgage, the PPPFA or the other Transaction Documents, including the employment of counsel, the prosecution and/or defense of litigation, the compromise, release, or discharge of such adverse claims, the purchase of any tax title, the removal of any such liens and security interests, and any other actions Mortgagee reasonably deems necessary to protect its interests. Mortgagor authorizes Mortgagee to take any actions required to be taken by Mortgagor, or permitted to be taken by Mortgagee, in this Mortgage, the PPPFA or the other Transaction Documents in the name and on behalf of Mortgagor. Mortgagor shall reimburse Mortgagee on demand for all expenses (including attorneys’ fees) incurred by it in connection with the foregoing and Mortgagee’s exercise of its rights under this Mortgage, the PPPFA or the other Transaction Documents. All such expenses of Mortgagee, until reimbursed by Mortgagor, shall be part of the Secured Obligations, bear interest from the date of demand at the Default Rate, and shall be secured by this Mortgage.

Section 3.05. Compliance with Laws and Operation and Maintenance of Mortgaged Property.

(a) Repair and Maintenance. Mortgagor shall operate and maintain the Mortgaged Property in good order, repair, and operating condition to a standard not less than that existing as of the date hereof, subject to ordinary wear and tear. Mortgagor shall promptly make all repairs, replacements, additions, and improvements necessary to ensure that the Mortgaged Property shall not be materially diminished or impaired. Mortgagor shall not cause or allow any of the Mortgaged Property to be materially misused or wasted, or to materially deteriorate, and Mortgagor shall not abandon the Mortgaged Property. No new building, structure, or other improvements shall be constructed on the Land nor shall any material part of the Improvements be removed, demolished or structurally or materially altered, without Mortgagee’s prior written consent (such consent not to be unreasonably withheld or delayed).

(b) Replacement of Mortgaged Property. Mortgagor shall replace all worn out or obsolete fixtures and personal property in a commercially reasonable manner with comparable fixtures or personal property in the ordinary course of business. Mortgagor shall not, without Mortgagee’s prior written consent, remove any personal property covered by this Mortgage unless the same is replaced by Mortgagor in a commercially reasonable manner with a comparable article owned by Mortgagor free and clear of any lien or security interest (other than the Permitted Liens and those created by this Mortgage).

(c) Compliance with Laws. Mortgagor shall comply with and shall cause the Mortgaged Property to be maintained, used, and operated in compliance with all (i) present and future laws, ordinances, regulations, rules, orders and requirements (including zoning and building codes) of any governmental or quasi-governmental authority or agency applicable to Mortgagor or the Mortgaged Property (collectively, the “Laws”); (ii) orders, rules, and regulations of any regulatory, licensing, accrediting, insurance underwriting or rating organization, or other body exercising similar functions; (iii) duties or obligations of any kind imposed under any REMIC Existing Liens, any other liens or encumbrances encumbering the Property or by law, covenant, condition, agreement, or easement, public or private; and (iv) policies of insurance at any time in force with respect to the Mortgaged Property. If proceedings are initiated or Mortgagor receives notice that Mortgagor or the Mortgaged Property is not in compliance with any of the foregoing, then Mortgagor shall promptly send Mortgagee notice and a copy of the proceeding or violation notice. Mortgagor shall maintain all necessary (A) certificates, licenses, and other approvals, governmental and otherwise, for the operation of the Mortgaged Property and the conduct of its business and (B) zoning, building code, land use, environmental and other similar permits or approvals, in full force and effect.

(d) Zoning and Title Matters. Except as expressly permitted under the PPPFA, Mortgagor shall not, without Mortgagee’s prior written consent, (i) initiate or support any zoning reclassification of the Mortgaged Property or variance under existing zoning ordinances; (ii) modify or supplement any of the Permitted Liens; (iii) impose any restrictive covenants or encumbrances upon the Mortgaged Property; (iv) execute or file any subdivision plat affecting the Mortgaged Property; (v) consent to the annexation of the Mortgaged Property to any municipality; (vi) permit the Mortgaged Property to be used by the public or any Person in a way that might make a claim of adverse possession or any implied dedication or easement possible, or (vii) fail to comply with the terms of any REMIC Existing Liens or any other liens or encumbrances encumbering the Mortgaged Property beyond any applicable notice, cure or grace period.

Section 3.06. Insurance.

(a) Mortgaged Property and Time Element Insurance. Mortgagor shall keep the Mortgaged Property insured for the benefit of Mortgagor and Mortgagee (with Mortgagee named as mortgagee) by (i) a special form property insurance policy with an agreed amount endorsement for Full Replacement Cost (defined below) without any coinsurance provisions or penalties, or the broadest form of coverage available, in an amount sufficient to prevent Mortgagee from ever becoming a coinsurer under the policy or Laws; (ii) a policy or endorsement insuring against claims applicable to the presence of mold; (iii) a policy or endorsement insuring against damage by flood if the Mortgaged Property is located in a Special Flood Hazard Area identified by the Federal Emergency Management Agency or any successor or related government agency as a 100 year flood plain currently classified as Flood Insurance Rate Map Zones “A”, “AO”, “AH”, “A1-A30”, “AE”, “A99”, “V”, “V1-V30”, and “VE” in an amount equal to Full Replacement Cost; (iv) a policy or endorsement covering against damage or loss from (A) sprinkler system leakage and (B) boilers, boiler tanks, HVAC systems, heating and air-conditioning equipment, pressure vessels, auxiliary piping, and similar apparatus, in the amount reasonably required by Mortgagee; (v) during the period of any construction, repair, restoration, or replacement of the Mortgaged Property, a standard builder’s risk policy with extended coverage in an amount at least equal to the Full Replacement Cost of such Mortgaged Property, and worker’s compensation, in statutory amounts; and (vi) a policy or endorsement covering against damage or loss by earthquake and other natural phenomena in the amounts reasonably required by Mortgagee. “Full Replacement Cost” shall mean the one hundred percent (100%) replacement cost of the Mortgaged Property, without allowance for depreciation and exclusive of the cost of excavations, foundations, footings, and value of Land, and shall be subject to verification by Mortgagee.

(b) Liability and Other Insurance. Mortgagor shall maintain commercial general liability insurance with per occurrence limits of $1,000,000, a products/completed operations limit of $2,000,000, and a general aggregate limit of $2,000,000, with an excess/umbrella liability policy of not less than $10,000,000 per occurrence covering Mortgagor, with Mortgagee named as an additional insured, against claims for bodily injury or death or property damage occurring in, upon, or about the Mortgaged Property or any street, drive, sidewalk, curb, or passageway adjacent thereto. In addition to any other requirements, such commercial general liability and excess/umbrella liability insurance shall provide insurance against claims applicable to the presence of mold, or such coverages shall be provided by separate policies or endorsements. The insurance policies shall also include operations and blanket contractual liability coverage. Upon request, Mortgagor shall also carry additional insurance or additional amounts of insurance covering Mortgagor or the Mortgaged Property as Mortgagee may reasonably require so long as such additional insurance or additional amounts of insurance are obtainable using Mortgagor’s existing procurement program.

(c) Form of Policy.

(i) Mortgagor may self-insure up to $15,000,000 of the insurance required under Section 3.06(a) by maintaining (or causing Company or a subsidiary of Company to maintain) a program of insurance. In the event Mortgagor elects to self-insure (or cause Company or a subsidiary of Company to insure) for any such risk, it shall endeavor to notify Mortgagee of such election. Upon request by Mortgagee, Mortgagor shall promptly disclose to Mortgagee whether or not Mortgagor self-insures (or causes Company or a subsidiary of Company to insure) any of its insurance risks under this Mortgage. In any event, Mortgagor shall maintain (or cause Company or a subsidiary of Company to maintain) the blanket insurance coverage evidenced by that certain ACORD certificate delivered by or on behalf of Mortgagor to Mortgagee on or around the date of this Mortgage.

(ii) The insurance required under Section 3.06(b) shall be fully paid for, non-assessable, with a deductible/retention not to exceed $5,000,000.00, and the policies shall contain such provisions, endorsements, and expiration dates as Mortgagee may reasonably require.

(iii) The policies shall be issued by insurance companies authorized to do business in the state in which the Mortgaged Property is located, approved by Mortgagee, and must have and maintain a current financial strength rating of “A-, X” (or higher) from A.M. Best or equivalent (or, if a rating by A.M. Best is no longer available, then a similar rating from a similar or successor service). In addition, all policies shall (i) include a standard mortgagee clause, without contribution, in the name of Mortgagee, and (ii) include a waiver of subrogation clause substantially equivalent to the following: “The Company may require from the Insured an assignment of all rights of recovery against any party for loss to the extent that payment therefor is made by the Company, but the Company shall not acquire any rights of recovery which the Insured has expressly waived prior to loss, nor shall such waiver affect the Insured’s rights under this policy.” In addition, Mortgagor shall use commercially reasonable good faith efforts to cause all policies to provide that they shall not be canceled, amended, or materially altered (including reduction in the scope or limits of coverage) without at least thirty (30) days’ prior written notice to Mortgagee except in the event of cancellation for non-payment of premium, in which case only ten (10) days’ prior written notice will be given to Mortgagee. If, despite such commercially reasonable good faith efforts, Mortgagor shall be unable to cause any policy to provide for such notice of cancellation, then with respect to any such policy, Mortgagor shall provide at least thirty (30) days’ prior written notice to Mortgagee in the event that such policy is to be canceled, amended or materially altered (including reduction in the scope or limits of coverage) except in the event of cancellation for non-payment of premium, in which case only ten (10) days’ prior written notice will be given to Mortgagee. Notwithstanding the foregoing, this Section 3.06(c)(iii) shall not apply to Mortgagor’s self-insurance, if Mortgagor has elected to so self-insure.

(d) Original Policies. Upon written request from Mortgagee, Mortgagor shall deliver to Mortgagee evidence of required insurance under this Section 3.06 in form and content reasonably acceptable to Mortgagee. Without limiting Mortgagee’s other rights with respect to the foregoing obligations, if, within fifteen (15) days prior to the expiration of the current applicable policy, Mortgagee has not received the evidence required under this Section 3.06(d) in form and substance acceptable to Mortgagee (as being in compliance with the terms of this Mortgage), then Mortgagee may, but shall not be obligated to, (i) retain a commercial property insurance consultant to assist Mortgagee in obtaining adequate evidence that the required insurance coverage is in effect, in which event Mortgagor shall (A) cooperate with such consultant in confirming that the required insurance coverage is in effect, and (B) pay all of the costs and expenses of such consultant, and/or (ii) purchase forced placed insurance coverage sufficient to provide insurance satisfying the coverage requirements under the terms of this Mortgage at Mortgagor’s sole expense (which expense will be in addition to and may be more than the cost of insurance that Mortgagor may be able to obtain on its own) to cover Mortgagee’s interest in the Mortgaged Property, which insurance may, but need not, protect Mortgagor’s interest. Notwithstanding the foregoing, if Mortgagor has elected to self-insure as permitted in this Section, this Section 3.06(d) shall not apply to any such self-insurance.

(e) General Provisions. Subject to Mortgagor’s right to self-insure through the Company, Mortgagor shall not carry separate or additional insurance concurrent in form or contributing in the event of loss with that required under this Section 3.06 unless endorsed in favor of Mortgagee as per this Section 3.06 and approved by Mortgagee in all respects. In the event of foreclosure of the Mortgage or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the Secured Obligations, all right, title, and interest of Mortgagor in and to all policies of insurance then in force regarding the Mortgaged Property and all proceeds payable thereunder and unearned premiums thereon shall immediately vest in the purchaser or other transferee of the Mortgaged Property. Mortgagee shall comply with all insurance requirements and shall not cause or permit any condition to exist which would be prohibited by any insurance requirements or would invalidate the insurance coverage on the Mortgaged Property. Mortgagor shall not be exempt from any of the requirements set forth in this Section 3.06 to the extent that a tenant has agreed to provide the required insurance or a portion thereof pursuant to the terms and provisions of its respective lease. If any insurance being carried by a tenant (rather than Mortgagor) is being utilized to satisfy the requirements of this Section 3.06 on the Mortgaged Property, then (i) such insurance must fully comply with this Section 3.06, and (ii) Mortgagor shall obtain from any such tenant(s) and provide to Mortgagee documentation sufficient to satisfy the requirements of Section 3.06(d) above. Mortgagee has no duty or obligation to contact any tenant(s) regarding proof of insurance for the Mortgaged Property. Notwithstanding the foregoing, if Mortgagor has elected to self-insure as permitted in this Section, this Section 3.06(e) shall not apply to any such self-insurance.

(f) Waiver of Subrogation. A waiver of subrogation shall be obtained by Mortgagor from its insurers and, consequently, Mortgagor for itself, and on behalf of its insurers, hereby waives and releases any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for any loss of or damage to Mortgagor, other Persons, the Mortgaged Property, Mortgagor’s property or the property of other Persons from any cause required to be insured against by the provisions of this Mortgage or otherwise insured against by Mortgagor.

Section 3.07. Casualty and Condemnation.

(a) If any damage to, loss, or destruction of the Mortgaged Property occurs (any “Damage”) or if any threatened or instituted proceedings for the condemnation or taking by eminent domain of the Mortgaged Property occurs (any “Condemnation”), then (i) Mortgagor shall notify Mortgagee within ten (10) days after the occurrence of such Damage or threatened or instituted Condemnation (provided the cost to repair any such Damage or the estimated value of the property to be taken in any Condemnation shall exceed $100,000) and, in any event, shall take all reasonably necessary steps to preserve any undamaged or unaffected part of the Mortgaged Property and (ii) Mortgagor shall promptly commence and diligently pursue to completion the restoration, replacement, and rebuilding of the Mortgaged Property as nearly as possible to its value and condition immediately prior to the Damage or Condemnation in accordance with plans and specifications approved by Mortgagee (the “Restoration”). Mortgagor shall comply with other reasonable requirements established by Mortgagee to preserve the security under this Mortgage. If any Damage occurs and some or all of it is covered by insurance, then (1) Mortgagee may, but is not obligated to, make proof of loss if not made promptly by Mortgagor, and Mortgagee is authorized and empowered by Mortgagor to settle, adjust, or compromise any claims for the Damage; and (2) each insurance company concerned is authorized and directed to make payment directly to Mortgagee for the Damage. In the event of a threatened or instituted Condemnation, Mortgagor shall, at its sole expense, (x) diligently prosecute the proceedings, (y) promptly deliver to Mortgagee copies of all papers served in connection therewith, and (z) consult and cooperate with Mortgagee in the handling of the proceedings. No settlement of the proceedings may be made by Mortgagor without Mortgagee’s prior written consent. Mortgagee may participate in the proceedings (but shall not be obligated to do so), and Mortgagor shall sign and deliver all instruments reasonably requested by

Mortgagee to permit this participation. All condemnation awards, judgments, decrees, or proceeds of sale in lieu of condemnation (the “Award”) are assigned, and shall be paid, to Mortgagee. Mortgagor authorizes Mortgagee to collect and receive them, to give receipts for them, to accept them in the amount received without question or appeal, and/or to appeal any judgment, decree, or award. Mortgagor shall promptly sign and deliver all instruments requested by Mortgagee to permit these actions.

(b) In the event of Damage or Condemnation, Mortgagee may apply the insurance proceeds or the Award, as the case may be, in any order it determines (i) to reimburse Mortgagee for all costs related to collection of the proceeds or Award and (ii) to (A) payment of all or part of the Secured Obligations, whether or not then due and payable, in the order determined by Mortgagee (provided that if any Secured Obligations remain outstanding after this payment, then the unpaid Secured Obligations shall continue in full force and effect, and Mortgagor shall not be excused in the payment thereof), (B) the cure of any default under the Transaction Documents, or (C) a Restoration. If Mortgagor receives any insurance proceeds for the Damage or an Award, then such receipt shall be in trust for Mortgagee’s sole benefit and Mortgagor shall promptly deliver such proceeds to Mortgagee.

(c) The provisions of this Section 3.07 are subject and subordinate to any provisions in the documents evidencing and securing the debt secured by the First Mortgage related to application of casualty proceeds and condemnation awards.

Section 3.08. Liens and Liabilities. Mortgagor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Mortgaged Property or the Improvements (collectively, “Mortgaged Property Payables”); provided, however, that Mortgagor shall have the right to contest in good faith any such Mortgaged Property Payables, so long as it does so diligently, by appropriate proceedings and without prejudice to Mortgagee and provided that neither the Mortgaged Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. If Mortgagor fails to immediately discharge or provide security against any such Mortgaged Property Payables in violation of the aforesaid, then Mortgagee may do so, and any and all expenses incurred by Mortgagee, together with interest thereon at the Default Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all other Transaction Documents securing all or any part of the Secured Obligations. Mortgagor shall, at its sole expense, do everything necessary to preserve the lien and security interest created by this Mortgage.

Section 3.09. Environmental Covenants. Mortgagor covenants and agrees that: (i) all use and operation of the Mortgaged Property shall be in compliance with all Environmental Laws and required permits; (ii) there shall be no Releases of Hazardous Materials affecting the Mortgaged Property in violation of Environmental Laws; (iii) there shall be no Hazardous Materials affecting the Mortgaged Property except for (A) routine office, cleaning, janitorial and other materials and supplies necessary to operate the Mortgaged Property for its current use or otherwise customarily found on property substantially similar in use to the Mortgaged Property and (B) Hazardous Materials that are (1) in compliance with Environmental

Laws, (2) have all required permits, and (3) are in only the amounts reasonably necessary to operate the Property for its current use or otherwise customarily found on property substantially similar in use to the Mortgaged Property; (iv) except as expressly permitted under the PPPFA, Mortgagor shall keep the Mortgaged Property free and clear of all liens and encumbrances imposed by any Environmental Laws due to any act or omission by Mortgagor or any other Person (the “Environmental Liens”); (v) Mortgagor shall, at its sole expense, (A) perform any environmental site assessment or other investigation of environmental conditions at the Mortgaged Property upon Mortgagee’s request based on Mortgagee’s reasonable belief that the Mortgaged Property is not in compliance with any Environmental Law, (B) share with Mortgagee the results and reports, and Mortgagee shall be entitled to rely on such results and reports, and (C) complete any remediation of Hazardous Materials affecting the Mortgaged Property or other actions required by any Environmental Laws; (vi) Mortgagor shall not allow Lessee or any other user of the Mortgaged Property to violate any Environmental Law; and (vii) Mortgagor shall promptly notify Mortgagee in writing after it becomes aware of (A) the presence, Release, or threatened Release of Hazardous Materials affecting the Mortgaged Property in violation of Environmental Laws, (B) any non-compliance of the Mortgaged Property with any Environmental Laws, (C) any actual or potential Environmental Lien, (D) any required or proposed remediation of environmental conditions relating to the Mortgaged Property, or (E) any communication or notice from any Person relating to or alleging any violation or potential violation of Environmental Law. For purposes hereof, (1) “affecting the Mortgaged Property” means “in, on, under, stored, used or migrating to or from the Mortgaged Property”, (2) “Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, that apply to Mortgagor or the Mortgaged Property and relate to Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act, (3) “Hazardous Materials” means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls and compounds containing them; lead and lead-based paint; mold, infectious substances, asbestos or asbestos-containing materials in any form that are or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” or “pollutant” within the meaning of any Environmental Law, and (4) “Release” of any Hazardous Materials includes any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, pumping, pouring, escaping, dumping, disposing or other movement of Hazardous Materials.

Section 3.10. Leasing Restrictions. Except as expressly permitted by the PPPFA, Mortgagor shall not (a) amend or modify the Master Lease or the Site Lease with respect to the Mortgaged Property, (b) extend or renew (except in accordance with mandatory actions by the landlord under the existing lease provisions, if any) the Master Lease or the Site Lease with respect to the Mortgaged Property, (c) terminate or accept the surrender of the Master Lease or the Site Lease with respect to the Mortgaged Property, or (d) enter into any new lease of the Mortgaged Property.

Section 3.11. Covenants Relating to Leases and Rents. Except as expressly permitted by the PPPFA, Mortgagor shall not (a) sell, assign, pledge, mortgage or otherwise transfer or encumber (except hereby) the Master Lease or the Site Lease with respect to the Mortgaged Property, any rents or any right, title or interest of Mortgagor in the foregoing; (b) in any manner intentionally or materially impair the value of the Mortgaged Property; (c) waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge Lessee from any of its obligations under the Master Lease or the Site Lease with respect to the Mortgaged Property; (d) enter into any settlement of any action or proceeding arising under, or in any manner connected with, the Master Lease or the Site Lease with respect to the Mortgaged Property or with the obligations of the landlord or the Lessee thereunder; or (e) modify, cancel or terminate any guaranties under the Master Lease or the Site Lease with respect to the Mortgaged Property. Mortgagor shall, at its sole cost and expense, duly and timely keep, observe, perform, comply with and discharge all of the material obligations of the landlord under the Master Lease and the Site Lease with respect to the Mortgaged Property, or cause the foregoing to be done, and Mortgagor shall not take any actions that would, either presently or with the passage of time, cause a default by Mortgagor under any of the Master Lease or the Site Lease with respect to the Mortgaged Property.

Section 3.12. Illegal Activity. No portion of the Mortgaged Property will be purchased, improved, fixtured, equipped or furnished by Mortgagor with proceeds of any illegal activity, and Mortgagor shall not engage in, and shall make commercially reasonable efforts to prevent others from engaging in, illegal activities at or on the Mortgaged Property.

Section 3.13. Satisfaction of Obligations. Mortgagor may satisfy any or all of its obligations under this Article III by causing any other Person to satisfy such obligations on its behalf.

ARTICLE IV

ASSIGNMENT OF LEASES AND RENTS

Section 4.01. Assignment of Master Lease, Basic Rent and Supplemental Amounts. The Master Lease and the Site Lease with respect to the Property and all Basic Rent (as defined in Section 3(b) of the Master Lease) and Supplemental Amounts (as defined in Section 3(d) of the Master Lease), whether now due, past due, or to become due, are hereby absolutely, presently and unconditionally assigned, transferred, conveyed and set over by Mortgagor (to the extent of Mortgagor’s interest in same) to Mortgagee and such Basic Rent and Supplemental Amounts shall be applied by Mortgagee to the Secured Obligations, in such order as is determined by Mortgagee in accordance with the terms of this Mortgage. Mortgagor’s rights in and to any and all other leases with respect to the Property are hereby absolutely, presently and unconditionally assigned, transferred, conveyed and set over by Mortgagor (to the extent of Mortgagor’s interest in same) to Mortgagee. Mortgagor shall not, other than as expressly permitted by the PPPFA, assign, transfer or encumber in any manner the Master Lease or the Site Lease with respect to the Property or any Basic Rent or Supplemental Amounts relating to the Property. It is understood and agreed that neither the foregoing assignment to Mortgagee nor the exercise by Mortgagee of any of its rights or remedies hereunder including, without limitation, the appointment of a receiver for the Mortgaged Property by any court at the request of Mortgagee or by agreement with Mortgagor, or the entering into possession of the Mortgaged Property or any part thereof by such receiver shall be deemed to make Mortgagee a “mortgagee-in-possession” or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Mortgagee, in person or by agent, assumes actual possession thereof.

ARTICLE V

SECURITY AGREEMENT

Section 5.01. Creation of Security Interest. Mortgagor hereby grants Mortgagee a security interest in all of its rights, titles and interests, if any, in and to the Fixtures and Equipment for the purpose of securing the Secured Obligations. Mortgagee shall have, in addition to all rights and remedies provided herein, all the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the applicable portion of the Fixtures and Equipment is located.

Section 5.02. Fixture Filing. Mortgagor hereby agrees that this Mortgage constitutes a security agreement and “fixture filing” as those terms are used in the applicable Uniform Commercial Code. Information relative to the security interest created hereby may be obtained by written request to Mortgagee at its mailing address set forth on Page 1 hereof.

ARTICLE VI

DEFAULTS; REMEDIES

Section 6.01. As used herein, a “Default” shall mean the occurrence of one of the events described in either of clause (i) or clause (ii) of Section 6.08(a) of the PPPFA.

Section 6.02. Intentionally Omitted.

Section 6.03. Default Remedies.

(a) If a Default occurs, this Mortgage may be enforced as a mortgage, and Mortgagee may exercise any right, power or remedy permitted to it hereunder, under the PPPFA or under any of the other Transaction Documents or by law or in equity, and, without limiting the generality of the foregoing, Mortgagee may, personally or by its agents, to the maximum extent permitted by law:

(i) enter and take possession of the Mortgaged Property or any part thereof, exclude Mortgagor and all Persons claiming under Mortgagor whose claims are junior to this Mortgage, wholly or partly therefrom, and use, operate, manage and control the same either in the name of Mortgagor or otherwise as Mortgagee may deem best, and upon such entry, from time to time at the expense of Mortgagor and the Mortgaged Property, make all such repairs, replacements, alterations, additions or improvements to the Mortgaged Property or any part thereof as Mortgagee may deem proper and, whether or not Mortgagee has so entered and taken possession of the Mortgaged Property or any part thereof, collect and receive all the rents and profits and apply the same, to the maximum extent permitted by law, to the payment of all expenses which Mortgagee may be authorized to make under this Mortgage, or under the PPPFA or the other Transaction Documents, the remainder to be applied to the payment of the Secured Obligations until the same shall have been repaid in full; if Mortgagee demands or attempts to take possession of the Mortgaged Property or any portion thereof in the exercise of any rights hereunder, Mortgagor shall promptly turn over and deliver complete possession thereof to Mortgagee; and/or

(ii) to the maximum extent permitted by law, personally or by agents, with or without entry, if Mortgagee deems it advisable:

(x) sell the Mortgaged Property at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

(y) proceed to protect and enforce its rights under this Mortgage, by suit for specific performance of any covenant contained herein, in the PPPFA or in any other Transaction Documents or in aid of the execution of any power granted herein, in the PPPFA or in any other Transaction Documents, or for the foreclosure of this Mortgage and the sale of the Mortgaged Property under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as Mortgagee may deem most effectual for such purpose, provided, that in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on, and security interest in, the remaining portion of the Mortgaged Property; and/or

(z) exercise any or all of the remedies available to a secured party under the applicable Uniform Commercial Code, including, without limitation:

(1) either personally or by means of a court-appointed receiver, take possession of all or any of the Fixtures and the Equipment and exclude therefrom Mortgagor and all Persons claiming under Mortgagor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Mortgagor in respect of the Fixtures and the Equipment or any part thereof; if Mortgagee demands or attempts to take possession of the Fixtures or the Equipment in the exercise of any rights hereunder, Mortgagor shall promptly turn over and deliver complete possession thereof to Mortgagee;

(2) upon notice to Mortgagor, make such payments and do such acts as Mortgagee may deem necessary to protect its security interest in the Fixtures and the Equipment, including, without limitation, paying, purchasing, contesting or compromising any encumbrance which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith;

(3) require Mortgagor to assemble the Fixtures and the Equipment or any portion thereof, at a place designated by Mortgagee and reasonably convenient to both parties, and promptly to deliver the Fixtures and the Equipment to Mortgagee, or an agent or representative designated by it; Mortgagee, and its agents and representatives, shall have the right to enter upon the Property to exercise Mortgagee’s rights hereunder;

(4) sell, lease or otherwise dispose of the Fixtures and the Equipment, with or without having the Fixtures or the Equipment at the place of sale, and upon such terms and in such manner as Mortgagee may determine (and Mortgagee or any other holder or holders of any of the Secured Obligations (each, a “Holder”) may be a purchaser at any such sale); and/or

(5) unless the Fixtures or the Equipment are perishable or threaten to decline speedily in value or are of a type customarily sold on a recognized market, Mortgagee shall give Mortgagor at least ten days’ prior notice of the time and place of any sale of the Fixtures or the Equipment or other intended disposition thereof.

(b) If a Default occurs, Mortgagee, to the maximum extent permitted by law, shall be entitled, as a matter of right, to the appointment of a receiver of the Mortgaged Property without regard to the adequacy of the security for the Secured Obligations or the solvency of Mortgagor. Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property, unless such receivership is sooner terminated.

(c) If a Default occurs and this Mortgage is being enforced pursuant to clause (a) above, Mortgagor shall, to the maximum extent permitted by law, pay to Mortgagee, or to any receiver appointed at the request of Mortgagee to collect rents, the fair and reasonable rental value for the use and occupancy of the Land, the Improvements, the Fixtures and the Equipment or of such part thereof as may be in the possession of Mortgagor. Upon default in the payment thereof, Mortgagor shall vacate and surrender possession of the Land, the Improvements, the Fixtures and the Equipment to Mortgagee or such receiver, and upon a failure so to do may be evicted by summary proceedings.

(d) In any sale under any provision of this Mortgage or pursuant to any judgment or decree of court, the Mortgaged Property, to the maximum extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as Mortgagee may elect, without regard to the right of Mortgagor or any Person claiming under Mortgagor to the marshaling of assets. The purchaser at any such sale shall take title to the Mortgaged Property or the part thereof so sold free and discharged of the estate of Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any Person, including Mortgagee or any Holder, may purchase at any such sale. Upon the completion of any such sale by virtue of this Section 6.03, Mortgagee shall execute and deliver to the purchaser an appropriate instrument which shall effectively transfer all of Mortgagor’s and Mortgagee’s estate, right, title, interest, property, claim and demand in and to the Mortgaged Property or portion thereof so sold, but without any covenant or warranty, express or implied. Mortgagee is hereby irrevocably appointed the attorney-in-fact of Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Mortgaged Property or any portions thereof so sold and, for that purpose, Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more Persons with like power, Mortgagor hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the sole judgment of Mortgagee, for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Mortgagor in, to and under the Mortgaged Property, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all Persons claiming or who may claim the same, or any part thereof, by, through or under Mortgagor, as applicable. The powers and agency herein granted are coupled with an interest and are irrevocable.

(e) To the maximum extent permitted by law, all rights of action under the PPPFA, this Mortgage and the other Transaction Documents may be enforced by Mortgagee without the possession of such documents and without the production thereof at any trial or other proceeding relating thereto.

Section 6.04. Compliance with Mortgage Foreclosure Law.

(a) If any provision of this Mortgage is inconsistent with any applicable provision of the Illinois Mortgage Foreclosure Act, 735 ILCS 5/15-101, et seq. (1998) (as the same may be amended or restated, the “Act”), the provisions of the Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can fairly be construed in a manner consistent with the Act.

(b) Without in any way limiting or restricting any of Mortgagee’s rights, remedies, powers and authorities under this Mortgage, and in addition to all of such rights, remedies, powers, and authorities, Mortgagee shall also have and may exercise any and all rights, remedies, powers and authorities which the holder of a mortgage is permitted to have or exercise under the provisions of the Act, as the same may be amended from time to time. If any provision of this Mortgage grants to Mortgagee any rights, remedies, powers or authorities upon default of Mortgagor that are more limited than the rights that would otherwise be vested in Mortgagee under the Act in the absence of said provision, Mortgagee shall be vested with all of the rights, remedies, powers and authorities granted in the Act to the fullest extent permitted by law.

(c) Without limiting the generality of the foregoing, all expenses incurred by Mortgagee, to the fullest extent reimbursable, under Sections 5/15-1510, 5/15-1512, or any other provision of the Act, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in any other provision of this Mortgage, shall be added to the indebtedness secured by this Mortgage and by the judgment of foreclosure as additional Secured Obligations.

Section 6.05. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Mortgage, or of any monies held by Mortgagee hereunder shall be applied to the Secured Obligations as determined by Mortgagee.

Section 6.06. Powers of Mortgagee. To the maximum extent permitted by law, Mortgagee may at any time or from time to time renew or extend this Mortgage or (with the agreement of Mortgagor) alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof, in whole or in part, and may release or reconvey any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Secured Obligations, or release any Person liable therefor as Mortgagee may determine without the consent of any junior lienor or encumbrancer, without any obligation to give notice of any kind thereto, without in any manner affecting the priority of the lien and estate of this Mortgage on or in any part of the Mortgaged Property, and without affecting the liability of any other Person liable for any of the Secured Obligations.

Section 6.07. Mortgagor’s Waiver of Rights. Except as otherwise expressly set forth herein or in the other Transaction Documents, to the maximum extent permitted by law, Mortgagor hereby waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt, (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process or (iv) any requirement that the Mortgaged Property be sold in separate lots, trusts or parcels. Except as otherwise expressly set forth herein, to the fullest extent Mortgagor may do so, Mortgagor agrees that it shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, reinstatement or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and

Mortgagor, for itself and its successors and assigns, and for any and all Persons ever claiming any interest in the Mortgaged Property, to the maximum extent permitted by law, hereby waives and releases all rights of redemption, reinstatement, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created.

Section 6.08. Multiple Security. If the Mortgaged Property consists of one or more parcels, whether or not contiguous and whether or not located in the same county, then to the maximum extent permitted by law, Mortgagee may, in its sole discretion, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Secured Obligations (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to Mortgagee to enter into the PPPFA, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Mortgagor further agrees that if Mortgagee prosecutes one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Secured Obligations, or if Mortgagee obtains a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the state in which the Mortgaged Property is located, Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage (or otherwise) against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder (or otherwise) nor the recovery of any judgment by Mortgagee in any such proceedings will prejudice, limit or preclude Mortgagee’s right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the state in which the Mortgaged Property is located) which secures the Secured Obligations, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis.

ARTICLE VII

MISCELLANEOUS

Section 7.01. Notices. All notices, requests and demands to or upon Mortgagee or Mortgagor shall be given in accordance with Section 11.01 of the Agreement.

Section 7.02. Severability. Any provision of this Mortgage that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. If any portion of the Secured Obligations is for any reason not secured by a valid and enforceable lien upon any part of the Mortgaged Property, then any payments made in respect of the Secured Obligations (whether voluntary or under foreclosure or other enforcement action or procedure or otherwise) shall, for purposes of this Mortgage (except to the extent otherwise required by law) be deemed to be made (i) first, in respect of the portion of the Secured Obligations not secured by the lien of this Mortgage, (ii) second, in respect of the portion of the Secured Obligations secured by the lien of this Mortgage, but which lien is on less than all of the Mortgaged Property, and (iii) last, to the portion of the Secured Obligations secured by the lien of this Mortgage, and which lien is on all of the Mortgaged Property.

Section 7.03. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Mortgage may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Mortgagor and Mortgagee.

(b) No failure to exercise, nor any delay in exercising, on the part of Mortgagee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Mortgagee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Mortgagee would otherwise have on any future occasion.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by any other Settlement Document, applicable law, or in equity.

Section 7.04. Section Headings. The section headings used in this Mortgage are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 7.05. Successors and Assigns. This Mortgage shall run with the Land and be binding upon the successors and assigns of Mortgagor and shall inure to the benefit of Mortgagee, and its successors and assigns.

Section 7.06. Conflicts and Merger. In the event of a conflict between the terms and provisions hereof and the terms and provisions of the PPPFA, such conflicting terms and provisions of the PPPFA shall control. This Mortgage, together with the PPPFA and other Transaction Documents, constitutes the entire agreement between Mortgagor and Mortgagee with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing signed by the parties hereto.

Section 7.07. Partial Release; Full Release. Mortgagee may release, for such consideration or none, as it may require, any portion of the Mortgaged Property without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien, security interest and priority herein provided for Mortgagee compared to any other lien holder or secured party. Further, upon payment and performance of the Secured Obligations in full, Mortgagee shall at Mortgagor’s sole expense execute and deliver to Mortgagor such documents and instruments as may be required to release the lien and security interest created by this Mortgage.

Section 7.08. Limitations on Recourse.

(a) Limitation of Liability of SUBI Trustee. It is expressly understood and agreed that this Mortgage is executed by U.S. Bank Trust National Association, not individually or personally but, under the Trust Agreement, solely as SUBI Trustee (as defined in the Trust Agreement as same exists as of the date of this Mortgage), in the exercise of the power and authority conferred and vested in it as such SUBI Trustee, and that each and all of the representations, undertakings and agreements herein or therein made on the part of the SUBI Trustee or Mortgagor are intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association, or for the purpose or with the intention of binding U.S. Bank Trust National Association, personally, but are made and intended for the purpose of binding only the applicable SUBI Portfolio (as defined in the Trust Agreement as same exists as of the date of this Mortgage), that nothing herein contained shall be construed as creating any liability of U.S. Bank Trust National Association, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of U.S. Bank Trust National Association, to perform any covenant either express or implied contained herein or in the other Transaction Documents to which the SUBI Trustee or Mortgagor is a party, and that so far as U.S. Bank Trust National Association, is concerned, any Person shall look solely to the applicable SUBI Portfolio for the performance of any obligation hereunder or thereunder or under any of the instruments referred to herein or therein; provided, that nothing contained in this Section 6.08 shall be construed to limit in scope or substance any general corporate liability of U.S. Bank Trust National Association as expressly provided in the Trust Agreement or in the Participation Agreement. As used herein, “Trust Agreement” shall mean that certain trust agreement dated as of October 28, 2003 (as amended, supplemented, or otherwise modified from time to time) between SRC O.P. Corporation, as owner participant and initial beneficiary, and U.S. Bank Trust National Association, as trustee of the Undivided Trust Interest and as Owner Trustee, and “Participation Agreement” shall mean that certain participation agreement dated as of November 24, 2003, among SRC O.P. Corporation, U.S. Bank Trust National Association, SRC Facilities Statutory Trust No. 2003-A, SRC Real Estate (TX), LP, Sears, Roebuck and Co., SRC Depositor Corporation, and Wells Fargo Bank Minnesota, N.A.

(b) Limitation of Liability to the Mortgaged Property. Anything (other than Section 7.08(a)) in this Mortgage or the other Transaction Documents to the contrary notwithstanding, Mortgagee shall not have any claim, remedy or right hereunder to proceed against SUBI Trustee, or U.S. Bank Trust National Association on a recourse basis or any past, present or future beneficiary, stockholder, subscriber of capital stock, officer, director, incorporator, partner, employee, agent or affiliate of any thereof whether by virtue of any statute or rule of law or by enforcement of any penalty or assessment or otherwise, for the payment of any deficiency or any other sum owing on account of the payment of any liability resulting from any breach of any representation, agreement or warranty of any nature whatsoever in this Mortgage or any other Transaction Document from any source other than the Mortgaged Property, any other collateral provided under the Transaction Documents or arising under ERISA Section 4068, and/or Company and any of its Subsidiaries personally under the Transaction Documents or applicable law; and Mortgagee, by the acceptance of this Mortgage, waives and releases any liability hereunder of SUBI Trustee and U.S. Bank Trust National Association on a recourse basis or any past, present or future beneficiary, stockholder, subscriber of capital stock, officer, director, incorporator, partner, employee, agent or affiliate of any thereof for and on account of such liability, and Mortgagee agrees to look solely to the Mortgaged Property, any other collateral provided under the Transaction Documents or arising under ERISA Section 4068, and/or Company and any of its Subsidiaries personally, for the payment or satisfaction of such liability.

Section 7.09. [Multi-Series Trust. Mortgagor represents, warrants and covenants that (a) it is a multi-series Delaware statutory trust and each of the Sites (except the Sites located in the State of Maryland) is allocated to a separate series of such Delaware statutory trust, and (b) each series of such trust is and shall be liable for and subject to the Secured Obligations.] [NTD: TO BE INCLUDED IF A STATUTORY TRUST.]

Section 7.10. GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER SAME TO THE LAWS OF ANOTHER JURISDICTION); PROVIDED THAT THE CREATION, PERFECTION AND ENFORCEMENT OF SECURITY INTEREST GRANTED BY THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE LAND IS LOCATED.

Section 7.11. WAIVER OF JURY TRIAL. EACH OF MORTGAGOR AND MORTGAGEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

Section 7.12. Waiver of Certain Rights. Mortgagor hereby waives its right to assert against Mortgagee, its successors and assigns, any and all claims, defenses and counterclaims based on an election of remedies in the event Mortgagee acts in accordance with the terms of this Mortgage, the PPPFA, the other Transaction Documents, or applicable law.

Section 7.13. Amounts Secured. All costs or expenses advanced or incurred by Mortgagee in connection with this Mortgage shall: (i) be deemed demand obligations, (ii) bear interest from the date of demand at the Default Rate until paid, (iii) be part of, together with such interest, the Secured Obligations, and (iv) be secured by this Mortgage. Mortgagee, upon making any such advance, shall also be subrogated to rights of the Person receiving such advance.

Section 7.14. Maximum Amount. The aggregate maximum principal amount of indebtedness that may be secured hereby is $[        ].

Section 7.15. Mortgage Tax Statement. This Mortgage does not cover real property principally improved or to be improved by one or more structures containing, in the aggregate, not more than six residential dwelling units, each having its own separate cooking facilities.

Section 7.16. Illinois Specific Provisions Business Loan. The proceeds of the obligations secured hereby will be used for the purposes specified in 815 ILCS 205/4 (1998), and the principal obligation secured hereby constitutes a “business loan” coming within the definition and purview of said section.

Section 7.17. Any and all costs and expenses incurred by Mortgagee in connection with the exercise of any rights or remedies of Mortgagee under this Mortgage, together with interest thereon at the Default Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all other Transaction Documents securing all or any part of the Secured Obligations.

Section 7.18. Subordination. Notwithstanding anything contained in this Mortgage to the contrary, the liens, security interests and assignments of this Mortgage are subordinate and inferior to the liens, security interests and assignments of the First Mortgage. Any enforcement by Mortgagee of the liens, security interest and assignments of this Mortgage shall be subject to the liens, security interests and assignments of the First Mortgage.

Section 7.19. [Capacity as Trustee. It is expressly understood and agreed by the parties hereto that (a) this Mortgage is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the SRC Facilities Statutory Trust No. 2003-A, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Mortgagor is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only Mortgagor, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by Mortgagor in this Mortgage and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of Mortgagor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Mortgagor under this Mortgage or any other related document.]

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

MORTGAGOR

[ ]

By:

STATE OF [ILLINOIS]	)
	)	ss.:
COUNTY OF [COOK]	)

On the      day of     , 20    , before me, the undersigned, a notary public in and for said state, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

Notary Public

SCHEDULE A

Legal Description of the Land

Mortgage Signature Pages

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Fairbanks, AK Store No. 2819

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Thornton, Colorado Store No. 1831

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Aurora, Colorado Store No. 1141

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Chapel Hills, Colorado Store No. 1221

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Denver-Southwest, Colorado Store No. 1271

IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be duly executed and delivered as of the date first above written.

“Borrower”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Signed, sealed, and delivered this 17th day of MARCH, 2016 in the presence of:

Unofficial Witness

/s/ VICKY EATON
Notary Public
Commission expires:	4/17/19

[Affix notarial seal or stamp]

Deed to Secure Debt, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Douglasville, GA Store No. 1095

IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be duly executed and delivered as of the date first above written.

“Borrower”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Signed, sealed, and delivered this 17th day of MARCH, 2016 in the presence of:

Unofficial Witness

/s/ VICKY EATON
Notary Public
Commission expires:	4/17/19

[Affix notarial seal or stamp]

Deed to Secure Debt, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Tucker, GA Store No. 8745

IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be duly executed and delivered as of the date first above written.

“Borrower’’

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Signed, sealed, and delivered
this 17th day of MARCH, 2016
in the presence of:

Unofficial Witness

/s/ VICKY EATON
Notary Public
Commission expires:	4/17/19

[Affix notarial seal or stamp]

Deed to Secure Debt, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Augusta, Georgia Store No. 1035

IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be duly executed and delivered as of the date first above written.

“Borrower”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Signed, sealed, and delivered this 17th day of MARCH, 2016 in the presence of:

Unofficial Witness

/s/ VICKY EATON
Notary Public
Commission expires:	4/17/19

[Affix notarial seal or stamp]

Deed to Secure Debt, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Atlanta-Cobb, Georgia Store No. 1155

IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be duly executed and delivered as of the date first above written.

“Borrower”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Signed, sealed, and delivered this 17th day of MARCH, 2016 in the presence of:

Unofficial Witness

/s/ VICKY EATON
Notary Public
Commission expires:	4/17/19

[Affix notarial seal or stamp]

Deed to Secure Debt, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Atlanta-Southlake, Georgia Store No. 1565

IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be duly executed and delivered as of the date first above written.

“Borrower”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Signed, sealed, and delivered this 17th day of MARCH, 2016 in the presence of:

Unofficial Witness

/s/ VICKY EATON
Notary Public
Commission expires:	4/17/19

[Affix notarial seal or stamp]

Deed to Secure Debt, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Atlanta-Gwinnett Place, Georgia Store No. 1685

IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be duly executed and delivered as of the date first above written.

“Borrower”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Signed, sealed, and delivered this 17th day of MARCH, 2016 in the presence of:

Unofficial Witness

/s/ VICKY EATON
Notary Public
Commission expires:	4/17/19

[Affix notarial seal or stamp]

Deed to Secure Debt, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Waycross, Georgia Store No. 2115

IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be duly executed and delivered as of the date first above written.

“Borrower”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Signed, sealed, and delivered this 17th day of MARCH, 2016 in the presence of:

Unofficial Witness

/s/ VICKY EATON
Notary Public
Commission expires:	4/17/19

[Affix notarial seal or stamp]

Deed to Secure Debt, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Athens, Georgia Store No. 2845

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Bloomingdale, IL Store No. 1172

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Peoria, IL Store No. 1321

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Springfield, IL Store No. 1780

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
Name:	JOSE A. GALARZA
Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

West Dundee, IL Store No. 1820

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Chicago Ridge, IL Store No. 1840

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Peru, IL Store No. 2121

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Crystal Lake, IL Store No. 2250

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Merrillville, Indiana Store No. 1650

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

Before me, a Notary Public in and for said County and State, personally appeared JOSE A. GALARZA, the VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said Trustee.

Witness my hand and Notarial Seal this 17th day of MARCH, 2016.

/s/ VICKY EATON
(signature)
VICKY EATON
(printed name)

My Commission Expires:
Notary Public

COOK	Resident of ILLINOIS
County

This instrument was prepared by and after recording, return to:
, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

I affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law.

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Merrillville, Indiana Store No. 1650

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Castleton Square Mall, Indianapolis, Indiana Store No. 1600

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

Before me, a Notary Public in and for said County and State, personally appeared JOSE A. GALARZA, the VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said Trustee.

Witness my hand and Notarial Seal this 17th day of MARCH, 2016.

/s/ VICKY EATON
(signature)
VICKY EATON
(printed name)

My Commission Expires:
Notary Public

COOK	Resident of ILLINOIS
County

This instrument was prepared by and
after recording, return to:
, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

I affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law.

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Castleton Square Mall, Indianapolis, Indiana Store No. 1600

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Indianapolis, Indiana Store No. 1680

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

Before me, a Notary Public in and for said County and State, personally appeared JOSE A. GALARZA, the VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said Trustee.

Witness my hand and Notarial Seal this 17th day of MARCH, 2016.

/s/ VICKY EATON
(signature)

VICKY EATON
(printed name)

My Commission Expires:
Notary Public

COOK	Resident of ILLINOIS
County

This instrument was prepared by and

after recording, return to:

                                                             , Esq.

Pension Benefit Guaranty Corporation

1200 K Street, NW

Washington, DC 20005

I affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law.

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Indianapolis, Indiana Store No. 1680

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Mishawaka, Indiana Store No. 1800

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

Before me, a Notary Public in and for said County and State, personally appeared JOSE A. GALARZA, the VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said Trustee.

Witness my hand and Notarial Seal this 17th day of MARCH, 2016.

/s/ VICKY EATON
(signature)

VICKY EATON
(printed name)

My Commission Expires:
Notary Public

COOK	Resident of ILLINOIS
County

This instrument was prepared by and

after recording, return to:

                                                             , Esq.

Pension Benefit Guaranty Corporation

1200 K Street, NW

Washington, DC 20005

I affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law.

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Mishawaka, Indiana Store No. 1800

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Michigan City, Indiana Store No. 2290

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

Before me, a Notary Public in and for said County and State, personally appeared JOSE A. GALARZA, the VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said Trustee.

Witness my hand and Notarial Seal this 17th day of MARCH, 2016.

/s/ VICKY EATON
(signature)

VICKY EATON
(printed name)

My Commission Expires:
Notary Public

COOK	Resident of ILLINOIS
County

This instrument was prepared by and

after recording, return to:

                                                             , Esq.

Pension Benefit Guaranty Corporation

1200 K Street, NW

Washington, DC 20005

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Michigan City, Indiana Store No. 2290

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

This instrument was acknowledged before me on this 17th day of MARCH, 2016, by JOSE A.GALARZA as VICE PRESIDENT of U.S. Bank Trust National Association, Trustee of SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, on behalf of which this instrument was executed.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Sioux City, Iowa Store No. 2422

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

This instrument was acknowledged before me on this 17th day of MARCH, 2016, by JOSE A.GALARZA as VICE PRESIDENT of U.S. Bank Trust National Association, Trustee of SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, on behalf of which this instrument was executed.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Davenport, Iowa Store No. 2760

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank National Trust Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Des Moines, Iowa Store No. 1012

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Topeka, KS Store No. 1642

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

This Mortgage Prepared By and after recording return to:

[signed]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Florence, KY Store No. 1730

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Florence, KY Store No. 1730

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

This Mortgage Prepared By and after recording return to:

[signed]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Louisville, KY Store No. 1790

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Louisville, KY Store No. 1790

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Alexandria, LA Store No. 2087

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

BE IT KNOWN, that on this 17th day of March, 2016 (but for reference purposes dated as of                     , 20    ), before me, the undersigned Notary Public, duly commissioned and qualified in and for the County and State aforesaid, and in the presence of the two undersigned competent witnesses, personally came and appeared:

SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, as Mortgagor, having a mailing address c/o U.S. Bank Trust National Association, 400 N. Michigan Avenue 2nd Floor, Chicago, Illinois 60611, and having a federal taxpayer identification number of 20-0400527, appearing herein through its undersigned duly authorized representative, who declared that Mortgagor does by these presents execute the foregoing Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and declare and acknowledge an indebtedness unto:

U.S. BANK TRUST NATIONAL ASSOCIATION, as Security Trustee, and in such capacity Mortgagee, having a mailing address of 400 N. Michigan Avenue, 2nd Floor, Chicago, Illinois 60611, and a federal taxpayer identification number of 41-1973763.

THUS DONE AND PASSED in the place and on the day and in the month and year hereinabove written, in the presence of the two undersigned witnesses who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Alexandria, LA Store No. 2087

WITNESSES:	MORTGAGOR:

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By: U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

/s/ VICKY EATON
NOTARY PUBLIC

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Alexandria, LA Store No. 2087

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Baton Rouge. LA Store No. 1147

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

BE IT KNOWN, that on this 17th day of MARCH, 2016 (but for reference purposes dated as of                     , 20    ), before me, the undersigned Notary Public, duly commissioned and qualified in and for the County and State aforesaid, and in the presence of the two undersigned competent witnesses, personally came and appeared:

SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, as Mortgagor, having a mailing address c/o U.S. Bank Trust National Association, 400 N. Michigan Avenue 2nd Floor, Chicago, Illinois 60611, and having a federal taxpayer identification number of 20-0400527, appearing herein through its undersigned duly authorized representative, who declared that Mortgagor does by these presents execute the foregoing Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and declare and acknowledge an indebtedness unto:

U.S. BANK TRUST NATIONAL ASSOCIATION, as Security Trustee, and in such capacity Mortgagee, having a mailing address of 400 N. Michigan Avenue, 2nd Floor, Chicago, Illinois 60611, and a federal taxpayer identification number of 41-1973763.

THUS DONE AND PASSED in the place and on the day and in the month and year hereinabove written, in the presence of the two undersigned witnesses who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Baton Rouge, LA Store No. 1147

WITNESSES:	MORTGAGOR:

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By: U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

/s/ VICKY EATON
NOTARY PUBLIC

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Baton Rouge, LA Store No. 1147

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Baton Rouge, LA Store No. 1086

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

BE IT KNOWN, that on this 17th day of MARCH, 2016 (but for reference purposes dated as of             , 20    ), before me, the undersigned Notary Public, duly commissioned and qualified in and for the County and State aforesaid, and in the presence of the two undersigned competent witnesses, personally came and appeared:

SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, as Mortgagor, having a mailing address c/o U.S. Bank Trust National Association, 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7R, Chicago, Illinois 60603 and having a federal taxpayer identification number of 20-0400527, appearing herein through its undersigned duly authorized representative, who declared that Mortgagor does by these presents execute the foregoing Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and declare and acknowledge an indebtedness unto:

WELLS FARGO BANK, N.A., as Security Trustee for the benefit of the Holders of the Mortgage Notes referred to above and in such capacity Mortgage, having a mailing address of c/o                             , and a federal taxpayer identification number of 94-1347393.

THUS DONE AND PASSED in the place and on the day and in the month and year hereinabove written, in the presence of the two undersigned witnesses who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Baton Rouge, LA Store No. 1086

WITNESSES:	MORTGAGOR:

SRC FACILITIES STATUTORY TRUST No.
2003-A, a Delaware statutory trust acting only
with respect to the applicable SUBI Portfolio
	By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking
association, not in its individual capacity, but
solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

/s/ VICKY EATON
NOTARY PUBLIC

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Baton Rouge, LA Store No. 1086

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No.
2003-A, a Delaware statutory trust acting only with
respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking
association, not in its individual capacity,
but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Bossier City, Louisiana Store No. 2677

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

BE IT KNOWN, that on this 17th day of MARCH, 2016 (but for reference purposes dated as of             , 20    ), before me, the undersigned Notary Public, duly commissioned and qualified in and for the County and State aforesaid, and in the presence of the two undersigned competent witnesses, personally came and appeared:

SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, as Mortgagor, having a mailing address c/o U.S. Bank Trust National Association, 400 N. Michigan Avenue 2nd Floor, Chicago, Illinois 60611, and having a federal taxpayer identification number of 20-0400527, appearing herein through its undersigned duly authorized representative, who declared that Mortgagor does by these presents execute the foregoing Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and declare and acknowledge an indebtedness unto:

U.S. BANK TRUST NATIONAL ASSOCIATION, as Security Trustee, and in such capacity Mortgagee, having a mailing address of 400 N. Michigan Avenue, 2nd Floor, Chicago, Illinois 60611, and a federal taxpayer identification number of 41-1973763.

THUS DONE AND PASSED in the place and on the day and in the month and year hereinabove written, in the presence of the two undersigned witnesses who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Bossier City, Louisiana Store No. 2677

WITNESSES:	MORTGAGOR:

SRC FACILITIES STATUTORY TRUST No.
2003-A, a Delaware statutory trust acting only
with respect to the applicable SUBI Portfolio
	By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking
association, not in its individual capacity, but
solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

/s/ VICKY EATON
NOTARY PUBLIC

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Bossier City, Louisiana Store No. 2677

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking
association, not in its individual capacity,
but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Gretna, Louisiana Store No. 1286

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

BE IT KNOWN, that on this 17th day of MARCH, 2016 (but for reference purposes dated as of             , 20    ), before me, the undersigned Notary Public, duly commissioned and qualified in and for the County and State aforesaid, and in the presence of the two undersigned competent witnesses, personally came and appeared:

SRC Facilities Statutory Trust No. 2003-A. a Delaware statutory trust, as Mortgagor, having a mailing address c/o U.S. Bank Trust National Association, 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7R, Chicago, Illinois 60603 and having a federal taxpayer identification number of 20-0400527, appearing herein through its undersigned duly authorized representative, who declared that Mortgagor does by these presents execute the foregoing Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and declare and acknowledge an indebtedness unto:

WELLS FARGO BANK, N.A., as Security Trustee for the benefit of the Holders of the Mortgage Notes referred to above and in such capacity Mortgage, having a mailing address of c/o                             , and a federal taxpayer identification number of 94-1347393.

THUS DONE AND PASSED in the place and on the day and in the month and year hereinabove written, in the presence of the two undersigned witnesses who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Gretna, Louisiana Store No. 1286

WITNESSES:	MORTGAGOR:

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

	By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking
association, not in its individual capacity, but
solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

/s/ VICKY EATON
NOTARY PUBLIC

Mortgage, Assignment of Leases and Rents,

Security Agreement and Fixture Filing

Gretna, Louisiana Store No. 1286

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Metairie, Louisiana Store No. 1226

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

BE IT KNOWN, that on this 17th day of MARCH, 2016 (but for reference purposes dated as of             , 20    ), before me, the undersigned Notary Public, duly commissioned and qualified in and for the County and State aforesaid, and in the presence of the two undersigned competent witnesses, personally came and appeared:

SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, as Mortgagor, having a mailing address c/o U.S. Bank Trust National Association, 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7R, Chicago, Illinois 60603 and having a federal taxpayer identification number of 20-0400527, appearing herein through its undersigned duly authorized representative, who declared that Mortgagor does by these presents execute the foregoing Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and declare and acknowledge an indebtedness unto:

U.S. BANK TRUST NATIONAL ASSOCIATION, as Security Trustee, and in such capacity Mortgagee, having a mailing address of c/o U.S. Bank Trust National Association, 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7R, Chicago, Illinois 60603, and a federal taxpayer identification number of 41-1973763.

THUS DONE AND PASSED in the place and on the day and in the month and year hereinabove written, in the presence of the two undersigned witnesses who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Metairie, Louisiana Store No. 1226

WITNESSES:	MORTGAGOR:

SRC FACILITIES STATUTORY TRUST No.
2003-A, a Delaware statutory trust acting only
with respect to the applicable SUBI Portfolio
	By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking
association, not in its individual capacity, but
solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

/s/ VICKY EATON
NOTARY PUBLIC

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Metairie, Louisiana Store No. 1226

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Monroe, Louisiana Store No. 1116

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

BE IT KNOWN, that on this 17th day of MARCH, 2016 (but for reference purposes dated as of              , 20    ), before me, the undersigned Notary Public, duly commissioned and qualified in and for the County and State aforesaid, and in the presence of the two undersigned competent witnesses, personally came and appeared:

SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, as Mortgagor, having a mailing address c/o U.S. Bank Trust National Association, 400 N. Michigan Avenue 2nd Floor, Chicago, Illinois 60611, and having a federal taxpayer identification number of 20-0400527, appearing herein through its undersigned duly authorized representative, who declared that Mortgagor does by these presents execute the foregoing Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and declare and acknowledge an indebtedness unto:

U.S. BANK TRUST NATIONAL ASSOCIATION, as Security Trustee, and in such capacity Mortgagee, having a mailing address of 400 N. Michigan Avenue, 2nd Floor, Chicago, Illinois 60611, and a federal taxpayer identification number of 41-1973763.

THUS DONE AND PASSED in the place and on the day and in the month and year hereinabove written, in the presence of the two undersigned witnesses who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Monroe, Louisiana Store No. 1116

WITNESSES:	MORTGAGOR:

SRC FACILITIES STATUTORY TRUST No.
2003-A, a Delaware statutory trust acting only
with respect to the applicable SUBI Portfolio
	By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking
association, not in its individual capacity, but
solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

/s/ VICKY EATON
NOTARY PUBLIC

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Monroe, Louisiana Store No. 1116

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Shreveport, Louisiana Store No. 1077

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

BE IT KNOWN, that on this 17th day of MARCH, 2016 (but for reference purposes dated as of            , 20    ), before me, the undersigned Notary Public, duly commissioned and qualified in and for the County and State aforesaid, and in the presence of the two undersigned competent witnesses, personally came and appeared:

SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, as Mortgagor, having a mailing address c/o U.S. Bank Trust National Association, 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7R, Chicago, Illinois 60603 and having a federal taxpayer identification number of 20-0400527, appearing herein through its undersigned duly authorized representative, who declared that Mortgagor does by these presents execute the foregoing Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and declare and acknowledge an indebtedness unto:

WELLS FARGO BANK, N.A., as Security Trustee, for the benefit of the Holders of the Mortgage Notes referred to above and in such capacity Mortgagee, having a mailing address of c/o                            , and a federal taxpayer identification number of 94-1347393

THUS DONE AND PASSED in the place and on the day and in the month and year hereinabove written, in the presence of the two undersigned witnesses who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Shreveport, Louisiana Store No. 1077

WITNESSES:	MORTGAGOR:

SRC FACILITIES STATUTORY TRUST No.
2003-A, a Delaware statutory trust acting only
with respect to the applicable SUBI Portfolio
	By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking
association, not in its individual capacity, but
solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

/s/ VICKY EATON
NOTARY PUBLIC

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Shreveport, Louisiana Store No. 1077

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed under seal as of the date first above written.

Mortgagor:

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust

By:	U.S. Bank Trust National Association, a national
banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS

COUNTY OF COOK, SS.

In Chicago, in said County and State, on this 17th day of MARCH, 2016, before me personally appeared JOSE A. GALARZA, a VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, to me known and known by me to be the party executing the foregoing instrument for and on behalf of U.S. Bank Trust National Association, and he/she acknowledged said instrument by him/her executed to be his/her free act and deed in his/her capacity as aforesaid and the free act and deed of U.S. Bank Trust National Association and SRC FACILITIES STATUTORY TRUST NO. 2003-A.

/s/ VICKY EATON
Notary Public
My commission expires:	4/17/19

[SEAL]

Leasehold Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Brockton, Massachusetts Store No. 1223

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed under seal as of the date first above written.

Mortgagor:

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust

By:	U.S. Bank Trust National Association, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS

COUNTY OF COOK, SS.

In Chicago, in said County and State, on this 17th day of MARCH, 2016, before me personally appeared JOSE A. GALARZA, a VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, to me known and known by me to be the party executing the foregoing instrument for and on behalf of U.S. Bank Trust National Association, and he/she acknowledged said instrument by him/her executed to be his/her free act and deed in his/her capacity as aforesaid and the free act and deed of U.S. Bank Trust National Association and SRC FACILITIES STATUTORY TRUST NO. 2003-A.

/s/ VICKY EATON
Notary Public
My commission expires:	4/17/19

[SEAL]

Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Cambridge, Massachusetts Store No. 1343

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed under seal as of the date first above written.

Mortgagor:

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust

By:	U.S. Bank Trust National Association, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS

COUNTY OF COOK, SS.

In Chicago, in said County and State, on this 17th day of MARCH, 2016, before me personally appeared JOSE A. GALARZA, a VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, to me known and known by me to be the party executing the foregoing instrument for and on behalf of U.S. Bank Trust National Association, and he/she acknowledged said instrument by him/her executed to be his/her free act and deed in his/her capacity as aforesaid and the free act and deed of U.S. Bank Trust National Association and SRC FACILITIES STATUTORY TRUST NO. 2003-A.

/s/ VICKY EATON
Notary Public
My commission expires:	4/17/19

[SEAL]

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Marlborough, MA Store No.1104

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed under seal as of the date first above written.

Mortgagor:

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust

By:	U.S. Bank Trust National Association, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS

COUNTY OF COOK, SS.

In Chicago, in said County and State, on this 17th day of MARCH, 2016, before me personally appeared JOSE A. GALARZA, a VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, to me known and known by me to be the party executing the foregoing instrument for and on behalf of U.S. Bank Trust National Association, and he/she acknowledged said instrument by him/her executed to be his/her free act and deed in his/her capacity as aforesaid and the free act and deed of U.S. Bank Trust National Association and SRC FACILITIES STATUTORY TRUST NO. 2003-A.

/s/ VICKY EATON
Notary Public
My commission expires:	4/17/19

[SEAL]

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

N. Attleborough, MA Store No. 1033

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed under seal as of the date first above written.

Mortgagor:

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust

By:	U.S. Bank Trust National Association, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS

COUNTY OF COOK, SS.

In Chicago, in said County and State, on this 17th day of MARCH, 2016, before me personally appeared JOSE A. GALARZA, a VICE PRESIDENT of U.S. Bank Trust National Association, as SUBI Trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, to me known and known by me to be the party executing the foregoing instrument for and on behalf of U.S. Bank Trust National Association, and he/she acknowledged said instrument by him/her executed to be his/her free act and deed in his/her capacity as aforesaid and the free act and deed of U.S. Bank Trust National Association and SRC FACILITIES STATUTORY TRUST NO. 2003-A.

/s/ VICKY EATON
Notary Public
My commission expires:	4/17/19

[SEAL]

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Silver City Galleria, Massachusetts Store No. 2934

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

THIS MORTGAGE WAS PREPARED BY:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Mortgage

Battle Creek, Michigan Store No. 2040

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

THIS MORTGAGE WAS PREPARED BY:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Mortgage

Dearborn, Michigan Store No. 1700

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

THIS MORTGAGE WAS PREPARED BY:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Mortgage

Grandville, Michigan Store No. 1011

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

THIS MORTGAGE WAS PREPARED BY:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Mortgage

Muskegon, Michigan Store No. 1192

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

THIS MORTGAGE WAS PREPARED BY:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Mortgage

Novi, Michigan Store No. 1760

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

THIS MORTGAGE WAS PREPARED BY:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Mortgage

Portage, Michigan Store No. 1110

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

THIS MORTGAGE WAS PREPARED BY:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Mortgage

Sterling Heights, Michigan Store No. 1720

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

THIS MORTGAGE WAS PREPARED BY:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Mortgage

Traverse City, Michigan Store No. 2180

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

THIS MORTGAGE WAS PREPARED BY:

, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Mortgage

Westland, Michigan Store No. 1092

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On this 17th day of MARCH, 2016, before me appeared JOSE A. GALARZA, to me personally known, who, being by me duly sworn, did say that he/she is the VICE PRESIDENT of U.S. Bank National Association, a national banking association, [and that the seal affixed to the foregoing instrument is the corporate seal of said association,] and that said instrument was signed [and sealed] in behalf of said association, by authority of its Board of Directors; and said                              acknowledged said instrument to be the free act and deed of said association [and that said association has no corporate seal].

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed by official seal in the County and State aforesaid on the day and year first above written.

/s/ VICKY EATON
Name (print): VICKY EATON
Notary Public in and for said State
Commission Expires:	4/17/19

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Cape Girardeau, Missouri Store No. 1822

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On this 17 day of March, 2016, before me appeared JOSE A. GALARZA, to me personally known, who, being by me duly sworn, did say that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust, and that said instrument was signed on behalf of said statutory trust by authority granted to it and he/she acknowledged said instrument to be the free act and deed of said statutory trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed by notarial seal at my office the day and year last above written.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires: 6/3/16

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Chesterfield, Missouri Store No. 1690

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On this 17 day of March, 2016, before me appeared JOSE A. GALARZA, to me personally known, who being by me duly sworn, did say that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust, and that said instrument was signed on behalf of said statutory trust by authority granted to it and he/she acknowledged said instrument to be the free act and deed of said statutory trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed by notarial seal at my office the day and year last above written.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires: 6/3/16

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Joplin, Missouri Store No. 1042

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On this 17 day of March, 2016, before me appeared JOSE A. GALARZA, to me personally known, who being by me duly sworn, did say that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust, and that said instrument was signed on behalf of said statutory trust by authority granted to it and he/she acknowledged said instrument to be the free act and deed of said statutory trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed by notarial seal at my office the day and year last above written.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires: 6/3/16

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Springfield, Missouri Store No. 1171

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On this 17 day of March, 2016, before me appeared JOSE A. GALARZA, to me personally known, who being by me duly sworn, did say that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust, and that said instrument was signed on behalf of said statutory trust by authority granted to it and he/she acknowledged said instrument to be the free act and deed of said statutory trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed by notarial seal at my office the day and year last above written.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires: 6/3/16

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

St. Louis, Missouri Store No. 1222

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On this 17 day of March, 2016, before me appeared JOSE A. GALARZA, to me personally known, who being by me duly sworn, did say that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust, and that said instrument was signed on behalf of said statutory trust by authority granted to it and he/she acknowledged said instrument to be the free act and deed of said statutory trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed by notarial seal at my office the day and year last above written.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires: 6/3/16

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

St. Peters, Missouri Store No. 1182

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Burlington, New Jersey Store No. 1874

CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF ILLINOIS	)
	)	SS:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a Notary Public in and for said State, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and known to me to be VICE PRESIDENT of U.S. Bank Trust National Association the Trustee of the SRC Facilities Statutory Trust No. 2003-A and acknowledged to me that she executed the same in his/her capacity as the VICE PRESIDENT of the U.S. Bank Trust National Association, the national banking association described in this instrument, with due authorization from U.S. Bank Trust National Association and that by his/her signature on the instrument, the individual, as the act and deed of U.S. Bank Trust National Association, executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public My commission expires: 6/3/16

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Burlington, New Jersey Store No. 1874

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Lawrenceville, New Jersey Store No. 1734

CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF ILLINOIS	)
	)	SS:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a Notary Public in and for said State, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and known to me to be VICE PRESIDENT of U.S. Bank Trust National Association the Trustee of the SRC Facilities Statutory Trust No. 2003-A and acknowledged to me that she executed the same in his/her capacity as the VICE PRESIDENT of the U.S. Bank Trust National Association, the national banking association described in this instrument, with due authorization from U.S. Bank Trust National Association and that by his/her signature on the instrument, the individual, as the act and deed of U.S. Bank Trust National Association, executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public My commission expires: 6/3/16

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Lawrenceville, New Jersey Store No. 1734

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Livingston, New Jersey Store No. 1614

CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF ILLINOIS	)
	)	SS:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a Notary Public in and for said State, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and known to me to be VICE PRESIDENT of U.S. Bank Trust National Association the Trustee of the SRC Facilities Statutory Trust No. 2003-A and acknowledged to me that she executed the same in his/her capacity as the VICE PRESIDENT of the U.S. Bank Trust National Association, the national banking association described in this instrument, with due authorization from U.S. Bank Trust National Association and that by his/her signature on the instrument, the individual, as the act and deed of U.S. Bank Trust National Association, executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public My commission expires: 6/3/16

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Livingston, New Jersey Store No. 1614

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Hamilton Center, New Jersey Store No. 1554

CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF ILLINOIS	)
	)	SS:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a Notary Public in and for said State, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and known to me to be VICE PRESIDENT of U.S. Bank Trust National Association the Trustee of the SRC Facilities Statutory Trust No. 2003-A and acknowledged to me that she executed the same in his/her capacity as the VICE PRESIDENT of the U.S. Bank Trust National Association, the national banking association described in this instrument, with due authorization from U.S. Bank Trust National Association and that by his/her signature on the instrument, the individual, as the act and deed of U.S. Bank Trust National Association, executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public My commission expires: 6/3/16

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Hamilton Center, New Jersey Store No. 1554

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

New Brunswick, New Jersey Store No. 1314

CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF ILLINOIS	)
	)	SS:
COUNTY OF COOK	)

On the 17 day of March, 2016 before me, the undersigned, a Notary Public in and for said State, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and known to me to be VICE PRESIDENT of U.S. Bank Trust National Association the Trustee of the SRC Facilities Statutory Trust No. 2003-A and acknowledged to me that she executed the same in his/her capacity as the VICE PRESIDENT of the U.S. Bank Trust National Association, the national banking association described in this instrument, with due authorization from U.S. Bank Trust National Association and that by his/her signature on the instrument, the individual, as the act and deed of U.S. Bank Trust National Association, executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public My commission expires: 6/3/16

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

New Brunswick, New Jersey Store No. 1314

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Rockaway, New Jersey Store No. 1764

CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF ILLINOIS	)
	)	SS:
COUNTY OF COOK	)

On the 17 day of March, 2016 before me, the undersigned, a Notary Public in and for said State, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and known to me to be VICE PRESIDENT of U.S. Bank Trust National Association the Trustee of the SRC Facilities Statutory Trust No. 2003-A and acknowledged to me that she executed the same in his/her capacity as the VICE PRESIDENT of the U.S. Bank Trust National Association, the national banking association described in this instrument, with due authorization from U.S. Bank Trust National Association and that by his/her signature on the instrument, the individual, as the act and deed of U.S. Bank Trust National Association, executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public My commission expires: 6/3/16

Mortgage Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Rockaway, New Jersey Store No. 1764

IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Trustor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R TURBAK

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Cottonwood, New Mexico Store No. 1717

IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Trustor”

SRC FACILITIES STATUTORY TRUST No. 2003-A,
a Delaware statutory trust acting only with respect to
the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, a national banking association,
not in its individual capacity, but solely as SUBI
Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R TURBAK

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Roswell, New Mexico Store No. 2207

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A,
a Delaware statutory trust acting only with respect to
the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, not in its individual capacity,
but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Concord, North Carolina Store No. 1165

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

I, MARY ANN R. TURBAK, a Notary Public of said Cook County, Illinois, do hereby certify that JOSE A. GALARZA, personally appeared before me this day and acknowledged that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, a national banking association, which is the trustee of SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust, and that by authority duly given, he/she executed the foregoing instrument on behalf of and as the act of said trustee on behalf of said Delaware statutory trust.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires:	6/3/16
[AFFIX NOTARIAL SEAL HERE]

NORTH CAROLINA – CABARRUS COUNTY

The foregoing (or annexed) certificate(s) of                             , a notary public, is (are) certified to be correct. This is the      day of             , 20    .

[name] , REGISTER OF DEEDS

BY:	Asst./Deputy

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Concord, North Carolina Store No. 1165

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

I, MARY ANN R. TURBAK, a Notary Public of said Cook County, Illinois, do hereby certify that JOSE A. GALARZA, personally appeared before me this day and acknowledged that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, a national banking association, which is the trustee of SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust, and that by authority duly given, he/she executed the foregoing instrument on behalf of and as the act of said trustee on behalf of said Delaware statutory trust.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires:	6/3/16

[AFFIX NOTARIAL SEAL HERE]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Durham, North Carolina Store No. 1475

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Fayetteville, North Carolina Store No. 1405

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

I, MARY ANN R. TURBAK, a Notary Public of said Cook County, Illinois, do hereby certify that JOSE A. GALARZA, personally appeared before me this day and acknowledged that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, a national banking association, which is the trustee of SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust, and that by authority duly given, he/she executed the foregoing instrument on behalf of and as the act of said trustee on behalf of said Delaware statutory trust.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires:	6/3/16
[AFFIX NOTARIAL SEAL HERE]

The foregoing Certificate(s) of                         , is (are) certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on the first page hereof.

            [name]            , REGISTER OF DEEDS FOR                                          COUNTY,

BY:	Deputy/Assistant – Register of Deeds

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Fayetteville, North Carolina Store No. 1405

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Greenville, North Carolina, Store No. 2175

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

I, MARY ANN R. TURBAK, a Notary Public of said Cook County, Illinois, do hereby certify that JOSE A. GALARZA, personally appeared before me this day and acknowledged that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, a national banking association, which is the trustee of SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust, and that by authority duly given, he/she executed the foregoing instrument on behalf of and as the act of said trustee on behalf of said Delaware statutory trust.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires:	6/3/16
[AFFIX NOTARIAL SEAL HERE]

NORTH CAROLINA, PITT COUNTY

The foregoing Certificate(s) of                             , Notary(ies) Public is (are) certified to be correct. Filed for registration at      o’clock      M. this      day of             , 20    .

[name] , REGISTER OF DEEDS.

BY:	Deputy/Assistant – Register of Deeds

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Greenville, North Carolina, Store No. 2175

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

I, MARY ANN R. TURBAK, a Notary Public of said Cook County, Illinois, do hereby certify that JOSE A. GALARZA, personally appeared before me this day and acknowledged that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, a national banking association, which is the trustee of SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust, and that by authority duly given, he/she executed the foregoing instrument on behalf of and as the act of said trustee on behalf of said Delaware statutory trust.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires:	6/3/16

[AFFIX NOTARIAL SEAL HERE]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Hickory, North Carolina Store No. 2515

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

I, MARY ANN R. TURBAK, a Notary Public of said Cook County, Illinois, do hereby certify that JOSE A. GALARZA, personally appeared before me this day and acknowledged that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, a national banking association, which is the trustee of SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust, and that by authority duly given, he/she executed the foregoing instrument on behalf of and as the act of said trustee on behalf of said Delaware statutory trust.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires:	6/3/16

[AFFIX NOTARIAL SEAL HERE]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Raleigh, North Carolina Store No. 1605

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

I, MARY ANN R. TURBAK, a Notary Public of said Cook County, Illinois, do hereby certify that JOSE A. GALARZA, personally appeared before me this day and acknowledged that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, a national banking association, which is the trustee of SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust, and that by authority duly given, he/she executed the foregoing instrument on behalf of and as the act of said trustee on behalf of said Delaware statutory trust.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires:	6/3/16

[AFFIX NOTARIAL SEAL HERE]

Deed of Trust, Assignments of Leases and

Rents, Security Agreement and Fixture Filing

Raleigh, North Carolina Store No. 1805

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

I, MARY ANN R TURBAK, a Notary Public of said Cook County, Illinois, do hereby certify that JOSE A. GALARZA, personally appeared before me this day and acknowledged that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, a national banking association, which is the trustee of SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust, and that by authority duly given, he/she executed the foregoing instrument on behalf of and as the act of said trustee on behalf of said Delaware statutory trust.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires:	6/3/16

[AFFIX NOTARIAL SEAL HERE]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Wilmington, North Carolina Store No. 1455

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

I, MARY ANN R. TURBAK, a Notary Public of said Cook County, Illinois, do hereby certify that JOSE A. GALARZA, personally appeared before me this day and acknowledged that he/she is the VICE PRESIDENT of U.S. Bank Trust National Association, a national banking association, which is the trustee of SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust, and that by authority duly given, he/she executed the foregoing instrument on behalf of and as the act of said trustee on behalf of said Delaware statutory trust.

/s/ MARY ANN R TURBAK
Notary Public

My commission expires:	6/3/16

[AFFIX NOTARIAL SEAL HERE]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Winston Salem, North Carolina Store No. 1375

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 17 day of March, 2016, before me personally appeared JOSE A. GALARZA, known to me to be the VICE PRESIDENT, of U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee of SRC Facilities Statutory Trust No. 2003-A, who is described in and who executed the within and foregoing instrument, and acknowledged that (*he/she*) executed the same as (*his/her*) free act and deed.

/s/ MARY ANN R TURBAK
Notary Public

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Grand Forks, North Dakota Store No. 1712

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Cincinnati, Ohio Store No. 1810

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, by U.S. Bank Trust National Association not in its individual capacity, but solely as SUBI Trustee, by JOSE A. GALARZA, its VICE PRESIDENT, who acknowledged that he/she did sign the foregoing instrument and that the same is the free act and deed of said entity and his/her free act and deed individually and as such trustee.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois this 17 day of March, 2016.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

This Instrument Prepared By:
, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Cincinnati, Ohio Store No. 1810

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Columbus, Ohio Store No. 1120

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, by U.S. Bank Trust National Association not in its individual capacity, but solely as SUBI Trustee, by JOSE A. GALARZA its VICE PRESIDENT who acknowledged that he/she did sign the foregoing instrument and that the same is the free act and deed of said entity and his/her free act and deed individually and as such trustee.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois this 17 day of March, 2016.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

This Instrument Prepared By:
, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Columbus, Ohio Store No. 1120

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Columbus, Ohio Store No. 1210

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, by U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee, by JOSE A. GALARZA, its VICE PRESIDENT, who acknowledged that he/she did sign the foregoing instrument and that the same is the free act and deed of said entity and his/her free act and deed individually and as such trustee.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois this 17 day of March, 2016.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

This Instrument Prepared By:
, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Columbus, Ohio Store No. 1210

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Mansfield, Ohio Store No. 2010

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, by U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee, by JOSE A. GALARZA, its VICE PRESIDENT, who acknowledged that he/she did sign the foregoing instrument and that the same is the free act and deed of said entity and his/her free act and deed individually and as such trustee.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois this 17 day of March, 2016.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

This Instrument Prepared By:
, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Mansfield, Ohio Store No. 2010

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

North Olmsted, Ohio Store No. 1710

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, by U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee, by JOSE A. GALARZA, its VICE PRESIDENT, who acknowledged that he/she did sign the foregoing instrument and that the same is the free act and deed of said entity and his/her free act and deed individually and as such trustee.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois this 17 day of March, 2016.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

This Instrument Prepared By:
, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

North Olmsted, Ohio Store No. 1710

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Springfield, Ohio Store No. 2390

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, by U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee, by JOSE A. GALARZA, its VICE PRESIDENT, who acknowledged that he/she did sign the foregoing instrument and that the same is the free act and deed of said entity and his/her free act and deed individually and as such trustee.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois this 17 day of March, 2016.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

This Instrument Prepared By:
, Esq.
Pension Benefit Guaranty Corporation
1200 K Street, NW
Washington, DC 20005

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Springfield, Ohio Store No. 2390

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Strongsville, Ohio Store No. 1051

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, by U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee, by JOSE A. GALARZA, its VICE PRESIDENT, who acknowledge that he/she did sign the foregoing instrument and that the same is the free act and deed of said entity and his/her free act and deed individually and as such trustee.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois this 17 day of March, 2016.

/s/ Mary Ann R Turbak
Notary Public
This Instrument Prepared By: , Esq. Pension Benefit Guaranty Corporation 1200 K Street, NW Washington, DC 20005	[SEAL]

Open-End Mortgage, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Strongsville, Ohio Store No. 1051

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

WITNESSES:

“Mortgage”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R. TURBAK
Notary Public

[SEAL]

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Anderson, South Carolina Store No. 2305

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

WITNESSES:

“Mortgage”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Charleston, South Carolina Store No. 2855

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

WITNESSES:

“Mortgage”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Greenville, South Carolina Store No. 1595

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

WITNESSES:

“Mortgage”

SCR FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R TURBAK
Notary Public

[SEAL]

Mortgage, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Spartanburg, South Carolina Store No. 1545

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R. TURBAK
MARY ANN R. TURBAK
[print name]
Notary Public in and for the State of Illinois, residing at Cook County
My commissions expires 6/3/16

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Federal Way, Washington Store No. 1099

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R. TURBAK
MARY ANN R. TURBAK
[print name]
Notary Public in and for the State of Illinois, residing at Cook County
My commissions expires 6/3/16

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Olympia, Washington Store No. 2219

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R. TURBAK
MARY ANN R. TURBAK
[print name]
Notary Public in and for the State of Illinois, residing at Cook County
My commissions expires 6/3/16

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Silverdale, Washington Store No. 2309

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R. TURBAK
MARY ANN R. TURBAK
[print name]
Notary Public in and for the State of Illinois, residing at Cook County
My commissions expires 6/3/16

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Spokane, Washington Store No. 1029

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R. TURBAK
MARY ANN R. TURBAK
[print name]
Notary Public in and for the State of Illinois, residing at Cook County
My commissions expires 6/3/16

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Spokane, Washington Store No. 1038

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R. TURBAK
MARY ANN R. TURBAK
[print name]
Notary Public in and for the State of Illinois, residing at Cook County
My commissions expires 6/3/16

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Tukwila, Washington Store No. 1139

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17 day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ MARY ANN R. TURBAK
MARY ANN R. TURBAK
[print name]
Notary Public in and for the State of Illinois, residing at Cook County
My commissions expires 6/3/16

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Union Gap, Washington Store No. 2029

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, a national banking association not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA

STATE OF ILLINOIS

COUNTY OF COOK

Personally appeared before me, the undersigned authority in and for said county and state, on this 17th day of March, 2016, within my jurisdiction, the within named Jose A. Galarza who acknowledged that she is an Authorized Officer of U.S. Bank Trust National Association, as trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust, and that for and on behalf of the said trust company and statutory trust, and as its act and deed she executed the above and foregoing instrument, after first having been duly authorized to do so.

Given under my hand and seal this 17th day of March, 2016.

/s/ VICKY EATON	(NOTARY PUBLIC)
My commission expires:
4/17/19
[Notarial Seal]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Meridian, Mississippi Store No. 1166

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

“Grantor”

SRC FACILITIES STATUTORY TRUST No. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. Bank Trust National Association, a national banking association not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ JOSE A. GALARZA

STATE OF ILLINOIS

COUNTY OF COOK

Personally appeared before me, the undersigned authority in and for said county and state, on this 17th day of March, 2016, within my jurisdiction, the within named Jose A. Galarza who acknowledged that she is an Authorized Officer of U.S. Bank Trust National Association, as trustee of SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust, and that for and on behalf of the said trust company and statutory trust, and as its act and deed she executed the above and foregoing instrument, after first having been duly authorized to do so.

Given under my hand and seal this 17th day of March, 2016.

/s/ VICKY EATON	(NOTARY PUBLIC)
My commission expires:

4/17/19

[Notarial Seal]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Hattiesburg, Mississippi Store No. 1306

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

			By:	/s/ JOSE A. GALARZA
			Name:	JOSE A. GALARZA
			Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Abilene, Texas Store No. 1307

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

			By:	/s/ JOSE A. GALARZA
			Name:	JOSE A. GALARZA
			Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Amarillo, Texas Store No. 1387

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

			By:	/s/ JOSE A. GALARZA
			Name:	JOSE A. GALARZA
			Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Arlington. Texas Store No. 1437

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

			By:	/s/ JOSE A. GALARZA
			Name:	JOSE A. GALARZA
			Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public
[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Austin, Texas Store No. 1487

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

			By:	/s/ JOSE A. GALARZA
			Name:	JOSE A. GALARZA
			Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On the 17th day of March, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public
[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Baytown, Texas Store No. 1327

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Beaumont, Texas Store No. 1407

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Brownsville, Texas Store No. 2497

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Cielo Vista, Texas Store No. 1317

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

College Station, Texas Store No. 2547

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Corpus Christi, Texas Store No. 1217

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Denton, Texas Store No. 2587

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

El Paso, Texas Store No. 1027

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Fort Worth, Texas Store No. 1267

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Fort Worth, Texas Store No. 1447

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Houston, Texas Store No. 1377

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Houston, Texas Store No. 1417

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Hurst, Texas Store No. 1297

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Laredo, Texas Store No. 2247

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Lewisville, Texas Store No. 1076

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Longview, Texas Store No. 2557

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Mesquite, Texas Store No. 1187

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Pasadena, Texas Store No. 1176

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Plano, Texas Store No. 1337

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

San Antonio, Texas Store No. 1427

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Texas City, Texas Store No. 2197

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

“Mortgagor”

SRC REAL ESTATE (TX), LP, A Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, A Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ JOSE A. GALARZA
		Name:	JOSE A. GALARZA
		Title:	VICE PRESIDENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 17th day of MARCH, 2016, before me, the undersigned, a notary public in and for said state, personally appeared JOSE A. GALARZA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ VICKY EATON
Notary Public

[SEAL]

Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing

Waco, Texas Store No. 1367

IN WITNESS WHEREOF, Grantor has caused this Indemnity Deed of Trust to be duly executed and delivered as of the date first above written.

“GRANTOR”
SRC O.P. CORPORATION, a Delaware corporation

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

On the      day of             , 20    , before me, the undersigned, a notary public in and for said state, personally appeared Scott E. Huckins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ Deann M. Bogner
Notary Public

[SEAL]

Indemnity Deed of Trust, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Bethesda, Maryland Store No. 1424

CERTIFICATION

The undersigned hereby certifies that the within instrument was prepared by an attorney admitted to practice before the Court of Appeals of Maryland or under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland or by or on behalf of one of the parties named in the instrument.

Name:

Indemnity Deed of Trust, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Bethesda, Maryland Store No. 1424

IN WITNESS WHEREOF, Grantor has caused this Indemnity Deed of Trust to be duly executed and delivered as of the date first above written.

“GRANTOR”
SRC O.P. CORPORATION, a Delaware corporation

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

On the      day of             , 20    , before me, the undersigned, a notary public in and for said state, personally appeared Scott E. Huckins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ Deann M. Bogner
Notary Public

[SEAL]

Indemnity Deed of Trust, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Gaithersburg, MD Store No. 1754

CERTIFICATION

The undersigned hereby certifies that the within instrument was prepared by an attorney admitted to practice before the Court of Appeals of Maryland or under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland or by or on behalf of one of the parties named in the instrument.

Name:

Indemnity Deed of Trust, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Gaithersburg, MD Store No. 1754

IN WITNESS WHEREOF, Grantor has caused this Indemnity Deed of Trust to be duly executed and delivered as of the date first above written.

“GRANTOR”
SRC O.P. CORPORATION, a Delaware corporation

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

On the      day of             , 20    , before me, the undersigned, a notary public in and for said state, personally appeared Scott E. Huckins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ Deann M. Bogner
Notary Public

[SEAL]

Indemnity Deed of Trust, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Parkville, Maryland Store No. 1854

CERTIFICATION

The undersigned hereby certifies that the within instrument was prepared by an attorney admitted to practice before the Court of Appeals of Maryland or under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland or by or on behalf of one of the parties named in the instrument.

Name:

Indemnity Deed of Trust, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Parkville, Maryland Store No. 1854

IN WITNESS WHEREOF, Grantor has caused this Indemnity Deed of Trust to be duly executed and delivered as of the date first above written.

“GRANTOR”
SRC O.P. CORPORATION, a Delaware corporation

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

On the      day of             , 20    , before me, the undersigned, a notary public in and for said state, personally appeared Scott E. Huckins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

/s/ Deann M. Bogner
Notary Public

[SEAL]

Indemnity Deed of Trust, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Waldorf, Maryland Store No. 1074

CERTIFICATION

The undersigned hereby certifies that the within instrument was prepared by an attorney admitted to practice before the Court of Appeals of Maryland or under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland or by or on behalf of one of the parties named in the instrument.

Name:

Indemnity Deed of Trust, Assignment of Leases

and Rents, Security Agreement and Fixture Filing

Waldorf, Maryland Store No. 1074

Exhibit 16

Amended RE Organizational Documents

[See Attached]

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SRC DEPOSITOR CORPORATION

SRC Depositor Corporation, a Delaware corporation (hereinafter call the “Corporation”), does hereby certify as follows:

1. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 17, 2003 under the name “SRC Depositor Corporation”. Such Certificate of Incorporation was amended on October 31, 2003 and restated on November 20, 2003.

2. This Amended and Restated Certificate of Incorporation restates and further amends the Certificate of Incorporation of the Corporation so as to read in its entirety as set forth in Exhibit A attached hereto and made a part hereof.

3. The Amended and Restated Certificate of Incorporation herein certified was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4. The Amended and Restated Certificate of Incorporation herein certified shall become effective upon filing.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be duly executed in its corporate name this 18th day of March, 2016.

/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

[Amended & Restated Certificate of Incorporation (SRC Depositor Corporation)]

EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SRC DEPOSITOR CORPORATION

1. The name of the “Corporation” is SRC Depositor Corporation.

2. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The purpose for which the Corporation is organized is limited to:

(i) to enter into commercial mortgage loans with certain borrowers;

(ii) to enter into any mortgages, deeds of trust, security agreements or other documents in connection with commercial mortgage loans to certain borrowers;

(iii) to enter into a Pooling and Servicing Agreement, in the form attached hereto (herein, together with any amendments, supplements or other modifications thereof, the “Pooling Agreement”) with Sears, Roebuck and Co., as document custodian and master servicer, and Wells Fargo Bank Minnesota, N.A., as trustee;

(iv) to consummate the transactions contemplated by the Pooling Agreement, including (without limitation) the execution, delivery and performance of the Pooling Agreement;

(v) to enter into such other agreements and instruments as may be contemplated by the terms and provisions of the Pooling Agreement or necessary or desirable in connection with the consummation of the transactions contemplated thereby or the performance by the Corporation of its obligations thereunder;

(vi) to maintain deposit, checking, investment and other accounts with financial institutions that are incidental to, or necessary or convenient for, the accomplishment of the above-mentioned purposes; and

(vii) to engage in any lawful act or activity and to exercise any powers permitted to corporations organized under the General Corporation Law of Delaware that are incidental to, or necessary or convenient for, the accomplishment of the above-mentioned purposes in Clauses 3(i)-(vi).

4. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Pooling Agreement as in effect as of the date hereof.

5. The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock, $.01 par value per share.

6. In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation (the “Board of Directors”) is expressly authorized to make, adopt, alter, amend or repeal the By-Laws of the Corporation.

7. Except as otherwise provided in the Operative Documents (as hereinafter defined), for so long as any indebtedness remains outstanding under the Loan (as hereinafter defined) or the PBGC Agreement (as hereinafter defined) remains in effect, the Corporation shall not incur or assume or guaranty any indebtedness or liabilities other than (i) indebtedness or liabilities incurred in the ordinary course of the Corporation’s business that is related to the making of commercial mortgage loans, as provided in and subject to the terms and provisions of the Loan; and (ii) to the extent constituting indebtedness or a liability, the PBGC UBL Claims (as defined in the PBGC Agreement). For purposes of this Certificate of Incorporation, “PBGC Agreement” means the Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016, among Sears Holdings Corporation (“Holdings”), the Corporation, certain other subsidiaries of Holdings and the Pension Benefit Guaranty Corporation (“PBGC”).

8. The number of directors of the Corporation shall be from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation, but in no event may the number of directors be less than three (3), at least one (1) of which shall be the Independent Director (as hereinafter defined). In the event of the death, incapacity, resignation or removal of the Independent Director, the Board of Directors shall immediately replace such Independent Director with another Independent Director in accordance with the terms of this Article 8 set forth below. No actions of the Board of Directors or of the Corporation that require the consent of the Independent Director may be taken in the absence of the Independent Director.

(a) “Independent Director” means the individual identified on Exhibit 17 of the PBGC Agreement as the independent director of the Corporation. The Independent Director shall be entitled to vote solely on the following: (A) the authorization of the Corporation to enter into the PBGC Agreement or any other Transaction Document (as defined in the PBGC Agreement); (B) the commencement of a Voluntary Bankruptcy Event (as defined in the PBGC Agreement) or a Transfer, Pledge or Distribution (as those terms are defined the PBGC Agreement) of all or substantially all of the assets of the Corporation; (C) any amendments to this Certificate of Incorporation or the By-Laws of the Corporation; or (D) any action that, in the reasonable judgment of the Independent Director (1) may impair the special purpose nature or the bankruptcy-remoteness of the Corporation in any material respect or (2) would otherwise be in violation of the PBGC Agreement. The Independent Director may be removed, and any successor Independent Director may be appointed, solely to the extent that the existing Independent Director is promptly replaced by a successor Independent Director set forth on Exhibit 17 of the PBGC Agreement or otherwise expressly approved in writing by PBGC. “Affiliate” shall mean a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person or Persons in question; the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; and the term “Person” shall mean any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, joint stock

4

company, bank, trust (including any statutory trust), estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), any endowment fund or any other form of entity.

(b) Notwithstanding any other provision of this Certificate of Incorporation to the contrary, and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, so long as any indebtedness remains outstanding under the Loan or the PBGC Agreement remains in effect, do any of the following: (i) dissolve, terminate or liquidate or consolidate or merge with or into any Person, or, except as expressly permitted by the PBGC Agreement, transfer any assets of the Corporation, (ii) engage in any business or activity other than as set forth in Article 3 of this Certificate of Incorporation, (iii) take any “Bankruptcy Action” (as hereinafter defined) or (iv) withdraw, resign or disassociate from the Trust or otherwise transfer its beneficial interest in the Trust, in each case without the unanimous affirmative vote of all of the members of the Board of Directors (including the consent of the Independent Director).

(c) For so long as (i) any portion of that certain secured financing (the “Loan”) provided to the Trust and to SRC Real Estate (TX), LP, a Delaware limited partnership, by the Corporation is outstanding or (ii) the PBGC Agreement remains in effect, any amendment, alteration, change or repeal of any provision of this Certificate of Incorporation shall require (A) a unanimous vote of all of the members of the Board of Directors (provided that the vote of the Independent Director shall not be required except in the case of any amendment, alteration, change or repeal of any provision of this Certificate of Incorporation that is materially adverse to the interests of PBGC; it being understood that (1) any amendment, alteration, change or repeal of Sections 3, 6, 7, 8, 9, 10, or 11 and (2) any other amendment, alteration, change or repeal (including, without limitation, additions of new sections or deletions of existing sections) which may, in the reasonable judgment of the Independent Director, impair the bankruptcy-remoteness of the Corporation in any material respect, in each case shall be deemed to be materially adverse to the interests of PBGC), and (B) after the securitization of any part of the Loan, receipt of confirmation from any applicable rating agency in connection with any such securitization that such amendment, alteration, change or repeal will not result in the qualification, withdrawal or downgrade of any securities rating of the Loan, or any part thereof. Subject to the foregoing, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

(d) As used herein, the term “Bankruptcy Action” means:

(i) The Corporation’s commencement of any case or proceeding in respect of the Corporation under any federal or state law relating to bankruptcy, insolvency, reorganization or relief of debtors;

(ii) The institution of any proceedings by the Corporation to have the Corporation adjudicated as bankrupt or insolvent;

5

(iii) The consent by the Corporation to the institution of bankruptcy or insolvency proceedings against the Corporation;

(iv) The filing by the Corporation of a petition, or the consent by the Corporation to a petition, seeking reorganization, arrangement, adjustment, winding up, dissolution, composition, liquidation or other relief of the Corporation’s debts under any federal or state law relating to bankruptcy;

(v) The seeking or consenting by the Corporation to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or custodian for the Corporation or for all or substantially all of its properties;

(vi) The making by the Corporation of an assignment for the benefit of the Corporation’s creditors; or

(vii) The taking by the Corporation of any action in furtherance of any of the foregoing.

(e) As used herein, (i) the term “Operative Documents” means for any site, the participation agreement, the master lease agreement, the applicable site lease, the Trust Agreement (as hereinafter defined), the applicable SUBI Supplement (as defined in the Trust Agreement) (except in the case of any site located in the State of Maryland), the contribution agreements and the related rights in the capitalization demand notes, and the applicable loan documents, the applicable existing ground lease (if any), and all other documents or instruments delivered in connection with the transactions contemplated thereby relating to such site and (ii) the term “Trust Agreement” means the Trust Agreement dated as of October 28, 2003 between U.S. Bank Trust National Association, a national banking association, not in its individual capacity, but solely as owner trustee (the “Owner Trustee”), and SRC O.P. Corporation, a Delaware corporation (“Owner Participant”), as amended by that certain Amended and Restated Trust Agreement dated as of November 24, 2003 between Owner Trustee and Owner Participant (as further amended, supplemented, or otherwise modified from time to time.

(f) [Reserved]

(g) For so long as any indebtedness remains outstanding under the Loan or the PBGC Agreement remains in effect, no transfer of any direct or indirect ownership interest in the Corporation may be made without complying with the applicable provisions of the documents executed and delivered in connection with the Loan and the PBGC Agreement.

9. The Corporation is to have perpetual existence.

10. At all times, the Corporation shall be required to (a) maintain books and records separate from any other Person; (b) maintain its bank accounts separate from any other Person; (c) not commingle its assets with those of any Person; (d) conduct its own business in its own name; (e) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person; (f) pay its own liabilities and expenses out of its own funds; (g)

6

observe all corporate and other organizational formalities; (h) maintain an arm’s length relationship with its Affiliates and to enter into transactions with Affiliates only on a commercially reasonable basis; (i) pay the salaries of its own employees from its own funds and maintain a sufficient number of employees in light of its contemplated business operations (except to the extent of shared employees and overhead, in which event, clause (m) shall be applicable); (j) not guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of others, except for (1) the liabilities, if any, permitted in any of the documents entered into in connection with the Loan and (2) to the extent constituting the debts or obligations of any other Person, the PBGC UBL Claims; (k) not acquire the obligations or securities of its Affiliates or shareholders except for the interests in the Trust and the indirect interests in the Corporation; (l) not make loans or advances to any other Person other than the Mortgage Loans (as defined in the Operative Documents) contemplated by the Operative Documents; (m) allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including payment for office space and services performed by any employee of any Affiliate; (n) use separate stationery, invoices, and checks bearing its own name; (o) other than as expressly permitted by the PBGC Agreement, not pledge its assets for the benefit of any other Person; (p) hold itself out as a separate entity; (q) correct any known misunderstanding regarding its separate identity; (r) not identify itself as a division of any other Person; (s) maintain adequate capital in light of its contemplated business operations; (t) not incur indebtedness other than (1) the transactions contemplated by the Pooling Agreement and (2) to the extent constituting indebtedness, the PBGC UBL Claims.

11. Directors of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent now or hereafter required by law.

(a) The Corporation shall indemnify, to the fullest extent permitted from time to time by the DGCL or any other applicable laws as presently or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation, by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (and the Corporation, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation in any other capacity for or on behalf of the Corporation or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise), against any liability or expense actually and reasonably incurred by such person in respect thereof; provided, however, the Corporation shall be required to indemnify a director or officer of the Corporation in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the board of directors of the Corporation. Such indemnification is not exclusive of any other right to indemnification provided by law or otherwise. The right to indemnification conferred by this paragraph shall be deemed to be a contract between the Corporation and each person referred to herein.

(b) No amendment to or repeal of the provisions of this Article 11 will apply to or have any effect on the liability or alleged liability of any person for or with respect to any acts or omissions of such person occurring prior to such amendments.

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12. Subject to the provisions of Articles 7 and 8 above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation.

13. Notwithstanding any provision of this Certificate of Incorporation to the contrary, the Corporation may consummate the transactions contemplated by the PBGC Agreement or any of the other Transaction Documents (as defined in the PBGC Agreement).

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AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SRC O.P. CORPORATION

SRC O.P. Corporation, a Delaware corporation (hereinafter call the “Corporation”), does hereby certify as follows:

1. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 17, 2003 under the name “SRC O.P. Corporation”. Such Certificate of Incorporation was amended on October 31, 2003 and restated on November 20, 2003.

2. This Amended and Restated Certificate of Incorporation restates and further amends the Certificate of Incorporation of the Corporation so as to read in its entirety as set forth in Exhibit A attached hereto and made a part hereof.

3. The Amended and Restated Certificate of Incorporation herein certified was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4. The Amended and Restated Certificate of Incorporation herein certified shall become effective upon filing.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be duly executed in its corporate name this 18th day of March, 2016.

/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

[Amended & Restated Certificate of Incorporation (SRC O.P. Corporation)]

EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SRC O.P. CORPORATION

1. The name of the “Corporation” is SRC O.P. Corporation.

2. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The purpose for which the Corporation is organized is limited to: (a) owning and holding one or more series of beneficial interest in SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust (the “Trust”), pursuant to the terms and conditions of the Trust Agreement, dated as of October 28, 2003, between U.S. Bank Trust National Association, a national banking association, not in its individual capacity, but solely as owner trustee (the “Owner Trustee”), and the Corporation, as amended by that certain Amended and Restated Trust Agreement dated as of November 24, 2003 between Owner Trustee and the Corporation (as further amended, supplemented or otherwise modified from time to time, the “Trust Agreement”), (b) to own, sell, mortgage or lease any of the sites located in the State of Maryland and (c) transacting any and all lawful business for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) that is incident and necessary and appropriate to the foregoing.

4. The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock, $.01 par value per share.

5. In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation (the “Board of Directors”) is expressly authorized to make, adopt, alter, amend or repeal the By-Laws of the Corporation.

6. Except as otherwise provided in the Operative Documents (as hereinafter defined), for so long as any indebtedness remains outstanding under the Loan (as hereinafter defined) or the PBGC Agreement (as hereinafter defined) remains in effect, the Corporation shall not incur or assume or guaranty any indebtedness or liabilities other than (i) indebtedness or liabilities incurred in the ordinary course of the Corporation’s business that is related to the ownership of the beneficial interest in the Trust and in the sites, as provided in and subject to the terms and provisions of the Loan and (ii) to the extent constituting indebtedness or a liability, the PBGC UBL Claims (as defined in the Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016 (the “PBGC Agreement”), among Sears Holdings Corporation (“Holdings”), the Corporation, certain other subsidiaries of Holdings and the Pension Benefit Guaranty Corporation (“PBGC”)).

7. The number of directors of the Corporation shall be from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation, but in no event may the number of directors be less than three (3), at least one (1) of which shall be the Independent Director (as hereinafter defined). In the event of the death, incapacity, resignation or removal of the Independent Director, the Board of Directors shall immediately replace such Independent Director with another Independent Director in accordance with the terms of this Article 7 set forth below. No actions of the Board of Directors or of the Corporation that require the consent of the Independent Director may be taken in the absence of the Independent Director.

(a) “Independent Director” means the individual identified on Exhibit 17 of the PBGC Agreement as the independent director of the Corporation. The Independent Director shall be entitled to vote solely on the following: (A) the authorization of the Corporation to enter into the PBGC Agreement or any other Transaction Document (as defined in the PBGC Agreement); (B) the commencement of a Voluntary Bankruptcy Event (as defined in the PBGC Agreement) or a Transfer, Pledge or Distribution (as those terms are defined the PBGC Agreement) of all or substantially all of the assets of the Corporation; (C) any amendments to this Certificate of Incorporation or the By-Laws of the Corporation; or (D) any action that, in the reasonable judgment of the Independent Director (1) may impair the special purpose nature or the bankruptcy-remoteness of the Corporation in any material respect or (2) would otherwise be in violation of the PBGC Agreement. The Independent Director may be removed, and any successor Independent Director may be appointed, solely to the extent that the existing Independent Director is promptly replaced by a successor Independent Director set forth on Exhibit 17 of the PBGC Agreement or otherwise expressly approved in writing by PBGC. “Affiliate” shall mean a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person or Persons in question; the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; and the term “Person” shall mean any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, joint stock company, bank, trust (including any statutory trust), estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), any endowment fund or any other form of entity.

(b) Notwithstanding any other provision of this Certificate of Incorporation to the contrary, and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, so long as any indebtedness remains outstanding under the Loan or the PBGC Agreement remains in effect, do any of the following: (i) dissolve, terminate or liquidate or consolidate or merge with or into any Person, or, except as expressly permitted by the PBGC Agreement, transfer any assets of the Corporation, (ii) engage in any business or activity other than as set forth in Article 3 of this Certificate of Incorporation, (iii) take any “Bankruptcy Action” (as hereinafter defined) or (iv) withdraw, resign or disassociate from the Trust or otherwise transfer its beneficial interest in the Trust, in each case without the unanimous affirmative vote of all of the members of the Board of Directors (including the consent of the Independent Director).

(c) For so long as (i) any portion of that certain secured financing (the “Loan”) provided by SRC Depositor Corporation, its successors and/or assigns (collectively,

4

“Initial Lender”) to the Corporation is outstanding or (ii) the PBGC Agreement remains in effect, any amendment, alteration, change or repeal of any provision of this Certificate of Incorporation shall require (A) the consent of the Initial Lender and the PBGC, (B) a unanimous vote of all of the members of the Board of Directors (provided that the vote of the Independent Director shall not be required except in the case of any amendment, alteration, change or repeal of any provision of this Certificate of Incorporation that is materially adverse to the interests of PBGC; it being understood that (1) any amendment, alteration, change or repeal of Sections 3, 6, 7, 8, 9, 10, or 12 and (2) any other amendment, alteration, change or repeal (including, without limitation, additions of new sections or deletions of existing sections) which may, in the reasonable judgment of the Independent Director, impair the bankruptcy-remoteness of the Corporation in any material respect, in each case shall be deemed to be materially adverse to the interests of PBGC), and (C) after the securitization of any part of the Loan, receipt of confirmation from any applicable rating agency in connection with any such securitization that such amendment, alteration, change or repeal will not result in the qualification, withdrawal or downgrade of any securities rating of the Loan, or any part thereof. Subject to the foregoing, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

(d) As used herein, the term “Bankruptcy Action” means:

(i) The Corporation’s commencement of any case or proceeding in respect of the Corporation under any federal or state law relating to bankruptcy, insolvency, reorganization or relief of debtors;

(ii) The institution of any proceedings by the Corporation to have the Corporation adjudicated as bankrupt or insolvent;

(iii) The consent by the Corporation to the institution of bankruptcy or insolvency proceedings against the Corporation;

(iv) The filing by the Corporation of a petition, or the consent by the Corporation to a petition, seeking reorganization, arrangement, adjustment, winding up, dissolution, composition, liquidation or other relief of the Corporation’s debts under any federal or state law relating to bankruptcy;

(v) The seeking or consenting by the Corporation to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or custodian for the Corporation or for all or substantially all of its properties;

(vi) The making by the Corporation of an assignment for the benefit of the Corporation’s creditors; or

(vii) The taking by the Corporation of any action in furtherance of any of the foregoing.

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(e) As used herein, the term “Operative Documents” means for any Site, the Participation Agreement, the Master Lease Agreement, the applicable Site Lease, the Trust Agreement, the applicable SUBI Supplement (except in the case of any site located in the State of Maryland), the contribution agreements and the related rights in the Capitalization Demand Notes, and the applicable Loan Documents, the applicable existing ground lease (if any), and all other documents or instruments delivered in connection with the transactions contemplated thereby relating to such Site. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed in the Definitions Appendix referenced in the Trust Agreement.

(f) [Reserved]

(g) For so long as any indebtedness remains outstanding under the Loan or the PBGC Agreement remains in effect, no transfer of any direct or indirect ownership interest in the Corporation may be made without complying with the applicable provisions of the documents executed and delivered in connection with the Loan and the PBGC Agreement.

8. The Corporation is to have perpetual existence.

9. At all times, the Corporation shall be required to (a) maintain books and records separate from any other Person; (b) maintain its bank accounts separate from any other Person; (c) not commingle its assets with those of any Person; (d) conduct its own business in its own name; (e) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person; (f) pay its own liabilities and expenses out of its own funds; (g) observe all corporate and other organizational formalities; (h) maintain an arm’s length relationship with its Affiliates and to enter into transactions with Affiliates only on a commercially reasonable basis; (i) pay the salaries of its own employees from its own funds and maintain a sufficient number of employees in light of its contemplated business operations (except to the extent of shared employees and overhead, in which event, clause (m) shall be applicable); (j) other than the Guaranties and Indemnity Deeds of Trust made by the Corporation in favor of SRC Depositor Corporation, not guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of others, except for (1) the liabilities, if any, permitted in any of the documents entered into in connection with the Loan and (2) to the extent constituting the debts or obligations of any other Person, the PBGC UBL Claims; (k) not acquire the obligations or securities of its Affiliates or shareholders except for the interests in the Trust and the indirect interest in the General Partner and Limited Partnership; (l) not make loans or advances to any other Person; (m) allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including payment for office space and services performed by any employee of any Affiliate; (n) use separate stationery, invoices, and checks bearing its own name; (o) other than as expressly permitted by the PBGC Agreement, not pledge its assets for the benefit of any other Person; (p) hold itself out as a separate entity; (q) correct any known misunderstanding regarding its separate identity; (r) not identify itself as a division of any other Person; (s) maintain adequate capital in light of its contemplated business operations; and (t) not incur indebtedness other than (i) the Mortgage Loans relating to the Maryland Sites, (ii) unsecured trade payables no greater than 2% of the aggregate amount of the Mortgage Loans relating to the Maryland Sites and (iii) to the extent constituting indebtedness, the PBGC UBL Claims.

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10. Directors of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent now or hereafter required by law.

(a) The Corporation shall indemnify, to the fullest extent permitted from time to time by the DGCL or any other applicable laws as presently or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation, by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (and the Corporation, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation in any other capacity for or on behalf of the Corporation or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise), against any liability or expense actually and reasonably incurred by such person in respect thereof; provided, however, the Corporation shall be required to indemnify a director or officer of the Corporation in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the board of directors of the Corporation. Such indemnification is not exclusive of any other right to indemnification provided by law or otherwise. The right to indemnification conferred by this paragraph shall be deemed to be a contract between the Corporation and each person referred to herein.

(b) No amendment to or repeal of the provisions of this Article 10 will apply to or have any effect on the liability or alleged liability of any person for or with respect to any acts or omissions of such person occurring prior to such amendments.

11. If at any time a Site Lease is terminated as to any particular Site and the related Mortgage Loan is paid in full, the portion of the related Capitalization Demand Note (SRC) with respect to such Site may be cancelled upon the request of the maker of such note.

12. Subject to the provisions of Articles 7 and 8 above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation.

13. Notwithstanding any provision of this Certificate of Incorporation to the contrary, the Corporation may consummate the transactions contemplated by the PBGC Agreement or any of the other Transaction Documents (as defined in the PBGC Agreement).

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SRC DEPOSITOR CORPORATION

BYLAWS

i

ii

SRC DEPOSITOR CORPORATION,

a Delaware corporation (the “Company”)

ARTICLE I.

OFFICES

Section 1. Registered Office. The registered office for the purpose of service of process shall be 1209 Orange St., Wilmington, Delaware 19801. The principal place of business shall be 3333 Beverly Road, Hoffman Estates, Illinois 60179, or at such other place as the board of directors may from time to time determine or the business of the Company may require.

Section 2. Other Offices. The Company may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the Company may require.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings. All meetings of the stockholders shall be held at any place within or without the State of Delaware as shall be designated from time to time by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the Company.

Section 2. Annual Meeting of Stockholders. An annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

Section 3. Quorum: Adjourned Meetings and Notice Thereof. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of

1

which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

Section 4. Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of law, or the Certificate of Incorporation, or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 5. Proxies. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the secretary of the Company at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote

2

for each share of stock having voting power, registered in his name on the books of the Company on the record date set by the board of directors as provided in Article V, Section 6 hereof. All elections shall be had and all questions decided by a plurality vote.

Section 6. Special Meetings. Special meetings of the stockholders for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the president and shall be called by the president or the secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Company issued and outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 7. Notice of Stockholders’ Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given, which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company.

Section 8. Maintenance and inspection of Stockholder List. The officer who has charge of the stock ledger of the Company shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of

3

any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 9. Stockholder Action by Written Consent Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III.

DIRECTORS

Section 1. Number and Qualification of Directors. The board of directors shall consist of a minimum of three (3) and a maximum of ten (10) directors, at least one (1) of which shall be the Independent Director (as defined in the Certificate of Incorporation). The number of directors shall be fixed or changed from time to time, within the minimum and maximum, by the then appointed directors. The number of directors which shall constitute the initial board shall be four (4). The directors need not be stockholders. Except as provided in

4

Section 2 of this Article III, (i) the directors shall be elected at the annual meeting of the stockholders, and (ii) each director shall hold office until his successor is elected and qualified; provided, however, that unless otherwise restricted by the Certificate of Incorporation or by law, any director or the entire board of directors may be removed, either with or without cause, from the board of directors at any meeting of stockholders by a majority of the stock represented and entitled to vote thereat.

Section 2. Vacancies. Except for any vacancy with respect to the Independent Director, vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute, except with respect to the Independent Director. If, at the time of filling any vacancy (except any vacancy with respect to the Independent Director) or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Section 3. Powers. The property and business of the Company shall be managed by or under the direction of its board of directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the board of directors may exercise

5

all such powers of the Company and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 4. Place of Directors’ Meetings. The directors may hold their meetings and have one or more offices, and keep the books of the Company outside of the State of Delaware.

Section 5. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

Section 6. Special Meetings. Special meetings of the board of directors may be called by the president, or the secretary at the request of the president or any vice president of the Company on twenty-four hours’ notice to each director, either personally or by telephone, telefax, mail or e-mail; special meetings shall be called by the president or the secretary in like manner and on like notice on the written request of two directors.

Section 7. Quorum. At all meetings of the board of directors fifty percent of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 8. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any

6

meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee.

Section 9. Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 10. Committees of Directors. The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, each such committee to consist of one or more of the directors of the Company. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except to any extent otherwise provided in the Certificate of Incorporation, any such committee, to the extent provided in a resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the

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stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Company.

Section 11. Minutes of Committee Meetings. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

Section 12. Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 13. Indemnification. The Company shall indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company), by reason of the fact that he is or was a director, officer or employee of the Company or, while a director, officer or employee of the Company, is or was serving at the request of the Company as a director, officer, employee, agent or trustee of another Company, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the full extent permitted by applicable law. Expenses incurred by a person who is or was a director or officer of the Company in appearing at, participating in or defending any such action, suit or proceeding shall be paid by

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the Company at reasonable intervals in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized by this Section 13. If a claim under this Section 13 is not paid in full by the Company within ninety days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law or other applicable law for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law or other applicable law, nor an actual determination by the Company (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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ARTICLE IV.

OFFICERS

Section 1. Officers. The officers of the Company shall be chosen by the board of directors and shall include a president, a vice president, a treasurer and a secretary. The Company may also have, at the discretion of the board of directors, such other officers as are desired, including one or more vice presidents, one or more assistant treasurers, one or more assistant secretaries, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV. In the event there are two or more vice presidents, then one or more may have special designations such as executive vice president, senior vice president, or some other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 2. Election of Officers. The board of directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the Company.

Section 3. Subordinate Officers. The board of directors may appoint such other officers and agents, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

Section 4. Compensation of Officers. The salaries of all officers and agents of the Company shall be fixed by the board of directors.

Section 5. Term of Office; Removal and Vacancies. The officers of the Company shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the board of directors may be removed at any time, either with or without cause, by the board of directors. If the office of any officer or officers becomes vacant for any reason, the vacancy may be filled by the board of directors.

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Section 6. President. The president shall have general direction over the day-to-day business of the Company, subject to the control of the board of directors. He shall be the chief executive officer of the Company. He shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of president and chief executive officer of corporations, and shall have such other powers and duties as may be prescribed by the board of directors or these Bylaws. The president shall preside at meetings of the stockholders and of the board of directors.

Section 7. Vice Presidents. Each vice president shall have such powers and perform such duties as from time to time may be assigned to him or her by the board of directors or be delegated to him or her by the president. In the absence or incapacity of the president, the powers, duties and functions of the president shall be temporarily performed by such one of the vice presidents as shall be designated by the board of directors or, if not designated by the board of directors, by the president.

Section 8. Treasurer and Assistant Treasurers. The treasurer shall have responsibility for the custody and safekeeping of all funds and securities of the Company; shall make disbursements of Company funds upon appropriate vouchers and supervise the handling of balances and maintain proper relationships with banks; shall keep full and accurate accounts of the transactions of his or her office in books belonging to the Company and render to the board of directors, whenever it may require, an account of his or her transactions as treasurer; and in general shall have such other powers and perform such other duties as are incident to the office of treasurer and as from time to time may be prescribed by the board of directors or the president.

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Section 9. Controller and Assistant Controllers. The controller shall have general charge, control, and supervision over the accounting and auditing affairs of the Company. The controller or such persons as the controller shall designate shall have responsibility for the custody and safekeeping of all permanent records and papers of the Company. The controller shall have responsibility for the preparation and maintenance of the books of account and of the accounting records and papers of the Company; shall supervise the preparation of all financial statements and reports on the operation and condition of the business; shall have responsibility for the establishment of financial procedures, records, and forms used by the Company; shall have responsibility for the filing of all financial reports and returns, except tax returns, required by law; shall render to the president, or the board of directors, whenever they may require, an account of the controller’s transactions; and in general shall have such other powers and perform such other duties as are incident to the office of controller and as from time to time may be prescribed by the board of directors or the president.

Section 10. Secretary. The secretary shall record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the board of directors. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or these Bylaws. The secretary shall keep in safe custody the seal of the Company, and affix the same to any instrument requiring it, and when so affixed it shall be attested by his or her signature or by the signature of an assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his or her signature.

Section 11. Assistant Secretaries. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, or if there be

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no such determination, the assistant secretary designated by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE V.

CERTIFICATES OF STOCK

Section 1. Certificates. Every holder of stock of the Company shall be entitled to have a certificate signed by, or in the name of the Company by, the president or a vice president, and by the secretary or an assistant secretary, or the treasurer or an assistant treasurer of the Company, certifying the number of shares represented by the certificate owned by such stockholder in the Company.

Section 2. Signatures on Certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 3. Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

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Section 4. Transfers of Stock. Upon surrender to the Company, or the transfer agent of the Company, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Company to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 5. Fixing Record Date. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Section 6. Registered Stockholders. The Company shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

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ARTICLE VI.

GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the Company, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

Section 2. Payment of Dividends; Directors’ Duties. Before payment of any dividend there may be set aside out of any funds of the Company available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purpose as the directors shall think conducive to the interests of the Company, and the directors may abolish any such reserve.

Section 3. Checks. All checks or demands for money and notes of the Company shall be signed by such officer or officers as the board of directors may from time to time designate.

Section 4. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the board of directors.

Section 5. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Company and the words “Corporate Seal, Delaware”. Said seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 6. Manner of Giving Notice. Whenever, under the provisions of the Certificate of Incorporation or of these Bylaws or as required by law, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such

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notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Company, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, e-mail or as otherwise provided herein.

Section 7. Waiver of Notice. Whenever any notice is required to be given by law or under the provisions of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII.

AMENDMENTS; CONFLICTS.

Section 1. Amendment by Directors or Stockholders. Except for this Article VII, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the Certificate of Incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal these Bylaws is conferred upon the board of directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal these Bylaws.

Section 2. Conflict with Certificate of Incorporation. Notwithstanding anything to the contrary set forth in these Bylaws, in the event that any provision of these Bylaws is inconsistent or otherwise in conflict with the provisions of the Certificate of Incorporation (as amended, restated, supplemented or otherwise modified from time to time), the Certificate of Incorporation (as amended, restated, supplemented or otherwise modified from time to time) shall control.

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SRC O.P. CORPORATION

BYLAWS

i

ii

SRC O.P. CORPORATION,

a Delaware corporation (the “Company”)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office for the purpose of service of process shall be 1209 Orange St., Wilmington, Delaware 19801. The principal place of business shall be 3333 Beverly Road, Hoffman Estates, Illinois 60179, or at such other place as the board of directors may from time to time determine or the business of the Company may require.

Section 2. Other Offices. The Company may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the Company may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings. All meetings of the stockholders shall be held at any place within or without the State of Delaware as shall be designated from time to time by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the Company.

Section 2. Annual Meeting of Stockholders. An annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

Section 3. Quorum; Adjourned Meetings and Notice Thereof. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders

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of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

Section 4. Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of law, or the Certificate of Incorporation, or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 5. Proxies. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the secretary of the Company at the beginning of

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each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Company on the record date set by the board of directors as provided in Article V, Section 6 hereof. All elections shall be had and all questions decided by a plurality vote.

Section 6. Special Meetings. Special meetings of the stockholders for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the president and shall be called by the president or the secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Company issued and outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 7. Notice of Stockholders’ Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given, which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company.

Section 8. Maintenance and Inspection of Stockholder List. The officer who has charge of the stock ledger of the Company shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting,

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arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 9. Stockholder Action by Written Consent Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

Section 1. Number and Qualification of Directors. The board of directors shall consist of a minimum of three (3) and a maximum of ten (10) directors, at least one (1) of which shall be the Independent Director (as defined in the Certificate of Incorporation). The number of directors shall be fixed or changed from time to time, within the minimum and

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maximum, by the then appointed directors. The number of directors which shall constitute the initial board shall be five (5). The directors need not be stockholders. Except as provided in Section 2 of this Article III, (i) the directors shall be elected at the annual meeting of the stockholders, and (ii) each director shall hold office until his successor is elected and qualified; provided, however, that unless otherwise restricted by the Certificate of Incorporation or by law, any director or the entire board of directors may be removed, either with or without cause, from the board of directors at any meeting of stockholders by a majority of the stock represented and entitled to vote thereat.

Section 2. Vacancies. Except for any vacancy with respect to the Independent Director, vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, or until their earlier resignation or removal. If, at the time of filling any vacancy (except any vacancy with respect to the Independent Director) or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

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Section 3. Powers. The property and business of the Company shall be managed by or under the direction of its board of directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the board of directors may exercise all such powers of the Company and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 4. Place of Directors’ Meetings. The directors may hold their meetings and have one or more offices, and keep the books of the Company outside of the State of Delaware.

Section 5. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

Section 6. Special Meetings. Special meetings of the board of directors may be called by the president, or the secretary at the request of the president or any vice president of the Company on twenty-four hours’ notice to each director, either personally or by telephone, telefax, mail or e-mail; special meetings shall be called by the president or the secretary in like manner and on like notice on the written request of two directors.

Section 7. Quorum. At all meetings of the board of directors fifty percent of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

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Section 8. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee.

Section 9. Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 10. Committees of Directors. The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, each such committee to consist of one or more of the directors of the Company. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except to any extent otherwise provided in the

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Certificate of Incorporation, any such committee, to the extent provided in a resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Company.

Section 11. Minutes of Committee Meetings. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

Section 12. Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 13. Indemnification. The Company shall indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company), by reason of the fact that he is or was a director, officer or employee of the Company or, while a director, officer or employee of the Company, is or was serving at the

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request of the Company as a director, officer, employee, agent or trustee of another Company, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the full extent permitted by applicable law. Expenses incurred by a person who is or was a director or officer of the Company in appearing at, participating in or defending any such action, suit or proceeding shall be paid by the Company at reasonable intervals in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized by this Section 13. If a claim under this Section 13 is not paid in full by the Company within ninety days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law or other applicable law for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General

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Corporation Law or other applicable law, nor an actual determination by the Company (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

ARTICLE IV

OFFICERS.

Section 1. Officers. The officers of the Company shall be chosen by the board of directors and shall include a president, a vice president, a treasurer and a secretary. The Company may also have, at the discretion of the board of directors, such other officers as are desired, including one or more vice presidents, one or more assistant treasurers, one or more assistant secretaries, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV. In the event there are two or more vice presidents, then one or more may have special designations such as executive vice president, senior vice president, or some other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 2. Election of Officers. The board of directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the Company.

Section 3. Subordinate Officers. The board of directors may appoint such other officers and agents, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

Section 4. Compensation of Officers. The salaries of all officers and agents of the Company shall be fixed by the board of directors.

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Section 5. Term of Office: Removal and Vacancies. The officers of the Company shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the board of directors may be removed at any time, either with or without cause, by the board of directors. If the office of any officer or officers becomes vacant for any reason, the vacancy may be filled by the board of directors.

Section 6. President. The president shall have general direction over the day-to-day business of the Company, subject to the control of the board of directors. He shall be the chief executive officer of the Company. He shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of president and chief executive officer of corporations, and shall have such other powers and duties as may be prescribed by the board of directors or these Bylaws. The president shall preside at meetings of the stockholders and of the board of directors.

Section 7. Vice Presidents. Each vice president shall have such powers and perform such duties as from time to time may be assigned to him or her by the board of directors or be delegated to him or her by the president. In the absence or incapacity of the president, the powers, duties and functions of the president shall be temporarily performed by such one of the vice presidents as shall be designated by the board of directors or, if not designated by the board of directors, by the president.

Section 8. Treasurer and Assistant Treasurers. The treasurer shall have responsibility for the custody and safekeeping of all funds and securities of the Company; shall make disbursements of Company funds upon appropriate vouchers and supervise the handling of balances and maintain proper relationships with banks; shall keep full and accurate accounts of the transactions of his or her office in books belonging to the Company and render to the board

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of directors, whenever it may require, an account of his or her transactions as treasurer; and in general shall have such other powers and perform such other duties as are incident to the office of treasurer and as from time to time may be prescribed by the board of directors or the president.

Section 9. Controller and Assistant Controllers. The controller shall have general charge, control, and supervision over the accounting and auditing affairs of the Company. The controller or such persons as the controller shall designate shall have responsibility for the custody and safekeeping of all permanent records and papers of the Company. The controller shall have responsibility for the preparation and maintenance of the books of account and of the accounting records and papers of the Company; shall supervise the preparation of all financial statements and reports on the operation and condition of the business; shall have responsibility for the establishment of financial procedures, records, and forms used by the Company; shall have responsibility for the filing of all financial reports and returns, except tax returns, required by law; shall render to the president, or the board of directors, whenever they may require, an account of the controller’s transactions; and in general shall have such other powers and perform such other duties as are incident to the office of controller and as from time to time may be prescribed by the board of directors or the president.

Section 10. Secretary. The secretary shall record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the board of directors. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or these Bylaws. The secretary shall keep in safe custody the seal of the Company, and affix the same to any instrument requiring it, and when so affixed it shall be attested by his or her

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signature or by the signature of an assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his or her signature.

Section 11. Assistant Secretaries. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, or if there be no such determination, the assistant secretary designated by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE V

CERTIFICATES OF STOCK

Section 1. Certificates. Every holder of stock of the Company shall be entitled to have a certificate signed by, or in the name of the Company by, the president or a vice president, and by the secretary or an assistant secretary, or the treasurer or an assistant treasurer of the Company, certifying the number of shares represented by the certificate owned by such stockholder in the Company.

Section 2. Signatures on Certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 3. Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of

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that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4. Transfers of Stock. Upon surrender to the Company, or the transfer agent of the Company, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Company to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 5. Fixing Record Date. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

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Section 6. Registered Stockholders. The Company shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

ARTICLE VI

GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the Company, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

Section 2. Payment of Dividends; Directors’ Duties. Before payment of any dividend there may be set aside out of any funds of the Company available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purpose as the directors shall think conducive to the interests of the Company, and the directors may abolish any such reserve.

Section 3. Checks. All checks or demands for money and notes of the Company shall be signed by such officer or officers as the board of directors may from time to time designate.

Section 4. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the board of directors.

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Section 5. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Company and the words “Corporate Seal, Delaware”. Said seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 6. Manner of Giving Notice. Whenever, under the provisions of the Certificate of Incorporation or of these Bylaws or as required by law, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Company, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, e-mail or as otherwise provided herein.

Section 7. Waiver of Notice. Whenever any notice is required to be given by law or under the provisions of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII

AMENDMENTS; CONFLICTS

Section 1. Amendment by Directors or Stockholders. Except for this Article VII, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the Certificate of Incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal these Bylaws is conferred upon the board of directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal these Bylaws.

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Section 2. Conflict with Certificate of Incorporation. Notwithstanding anything to the contrary set forth in these Bylaws, in the event that any provision of these Bylaws is inconsistent or otherwise in conflict with the provisions of the Certificate of Incorporation (as amended, restated, supplemented or otherwise modified from time to time), the Certificate of Incorporation (as amended, restated, supplemented or otherwise modified from time to time) shall control.

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EXECUTION VERSION

SECOND AMENDED AND RESTATED TRUST AGREEMENT

(SRC Facilities Statutory Trust No. 2003-A)

Dated as of March 18, 2016

between

SRC O.P. CORPORATION,

as Owner Participant and Initial Beneficiary

and

U.S. BANK TRUST NATIONAL ASSOCIATION,

as UTI Trustee and Owner Trustee

Lease Financing of Various Sears, Roebuck and Co. Retail Stores

Table of Contents

		Page
ARTICLE I
OWNER TRUSTEE’S AUTHORIZATIONS AND DIRECTIONS

Section 1.1.	Creation of Trust	4
Section 1.2.	Authorization to Execute and Perform Certain Documents	5
Section 1.3.	General Authorization and Agreement	5
Section 1.4.	Amendment and Restatement	6
Section 1.5.	Power and Authority	6

ARTICLE II
DECLARATION OF TRUSTS

Section 2.1.	Declaration of Trusts	6

ARTICLE III
ACCEPTANCE BY TRUSTEES

Section 3.1.	Acceptance by Trustees	8

ARTICLE IV
BENEFICIAL INTERESTS IN TRUST

Section 4.1.	Undivided Trust Interest	9
Section 4.2.	Special Units of Beneficial Interest	10
Section 4.3.	Form of Certificate; Registration of Certificates	12
Section 4.4.	Mutilated, Destroyed, Lost or Stolen Certificates	13
Section 4.5.	Transfer of Sites	14
Section 4.6.	Certain Restrictions on Transfer	14

ARTICLE V
INITIAL BENEFICIARY’S AND TRUST CERTIFICATEHOLDERS’ AGREEMENTS

Section 5.1.	Exculpatory Provisions	15
Section 5.2.	Indemnification of the UTI Trustee	15
Section 5.3.	Payment of Fees, Costs and Expenses of the UTI Trustee	16
Section 5.4.	Indemnification of the Owner Trustee; Payment of Fees, Costs and Expenses	17
Section 5.5.	Not Acting in Individual Capacity	18
Section 5.6.	Interpretation of Trust Agreement	18
Section 5.7.	Books, Records and Tax Returns	19

ARTICLE VI
TRUSTEE’S AGREEMENTS

Section 6.1.	Execution and Delivery of Documents and Performance of Obligations	19
Section 6.2.	Receipt of Investments and Application Thereof	19
Section 6.3.	Receipt of Funds Pursuant to Master Lease or Otherwise and Distribution Thereof	19
Section 6.4.	Method of Payment	20
Section 6.5.	Notice of Certain Events	20

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JOINDER
EXHIBIT A	FORM OF UTI CERTIFICATE
SCHEDULE A	WIRE INSTRUCTIONS
SCHEDULE B	STANDARD SUBI TERMS
SCHEDULE C	FORM OF SUBI SUPPLEMENT
SCHEDULE D	ALLOCATION OF CAPITALIZATION DEMAND NOTE

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SECOND AMENDED AND RESTATED TRUST AGREEMENT

SECOND AMENDED AND RESTATED TRUST AGREEMENT dated as of March 18, 2016 (this Trust Agreement) between SRC O.P. CORPORATION, a Delaware corporation, as settlor and initial beneficiary (the Owner Participant and the Initial Beneficiary, respectively) and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association (acting hereunder not in its individual capacity but solely as trustee with respect to the Trust Estate generally, the Owner Trustee, and solely as trustee with respect to the UTI specifically, the UTI Trustee).

All capitalized terms used herein and not otherwise defined herein shall, with respect to the UTI Portfolio, have the meanings set forth in Schedule 1 (the Definitions Appendix) to that certain Participation Agreement dated as of the date hereof among Sears, Roebuck and Co. (the Lessee or Sears), the Owner Participant, the Owner Trustee, Wells Fargo Bank Minnesota, N.A., as Security Trustee and SRC Depositor Corporation, a Delaware corporation, as Initial Lender, and, with respect to each SUBI Portfolio, shall have the meanings as set forth in the respective SUBI Supplement.

W I T N E S S E T H:

WHEREAS, the parties hereto entered into that certain trust agreement dated as of November 24, 2003 (the “Initial Trust Agreement”), pursuant to which the Trust (as defined below) was created;

WHEREAS, the parties hereto entered into that certain Amended and Restated Trust Agreement dated as of November 24, 2003 (the “Initial Amended and Restated Trust Agreement”), pursuant to which the Initial Trust Agreement was amended and restated;

WHEREAS, the parties desire to amend and restate the Initial Amended and Restated Trust Agreement in its entirety as set forth below; and

WHEREAS, the Owner Trustee and UTI Trustee are willing to accept the duties and obligations imposed hereby on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

OWNER TRUSTEE’S AUTHORIZATIONS AND DIRECTIONS

SECTION 1.1. Creation of Trust. The Owner Participant and the Owner Trustee have created and hereby reaffirm the creation of the SRC Facilities Statutory Trust No. 2003-A (the Trust) on the terms and conditions set forth herein. It is the intention of the parties that the Trust shall constitute a statutory trust pursuant to Chapter 38 of Title 12 of the Delaware Code, 12 Del. C., § 3801, et seq. (as the same may be amended from time to time, the Statutory Trust Statute)

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and that this Trust Agreement constitutes the governing instrument of such statutory trust. The Owner Trustee has executed and filed with the Secretary of State of Delaware, on November 5, 2003, a certificate of trust for the trusts created hereby pursuant to Section 3810(a) of the Statutory Trust Statute. Effective as of the date hereof U.S. Bank Trust National Association and the Owner Trustee shall have all the rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the trust created hereby.

SECTION 1.2. Authorization to Execute and Perform Certain Documents. The Trust is formed solely for the purpose of, and the Owner Participant hereby authorizes and directs the Owner Trustee and the Trust, as the case may be and, as applicable, the Owner Trustee hereby agrees for the benefit of the Owner Participant, (i) to (x) execute and deliver the Operative Documents, including the Participation Agreement and the Master Lease in the forms approved by the Owner Participant (such approval to be evidenced by the Owner Participant’s execution and delivery of the Participation Agreement) and (y) execute and deliver: the Site Leases (each such Site Lease to be substantially in the form attached to the Master Lease with all schedules, appendices and exhibits attached and all blanks filled in), (ii) to execute and deliver all other agreements, instruments and certificates contemplated by the Operative Documents, (iii) to take whatever action shall be required to be taken by the Owner Trustee by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clauses (i) and (ii) above as set forth in such documents, agreements, instruments and certificates and (iv) subject to the terms of this Trust Agreement, to take such other action in connection with the foregoing as the Owner Participant or Trust Certificateholders may from time to time direct. The Owner Participant hereby further authorizes the Owner Trustee, and the Owner Trustee shall be entitled but not obligated, to act on behalf of the Trust in connection with the Operative Documents and the transactions contemplated thereby. In addition, the Trust will hold and allocate among the various SUBI Portfolios in accordance with Schedule D attached hereto the Capitalization Demand Note (OP). Further, the Trust shall have the power to lend money to Sears in exchange for the One Billion Fifty-One Million Two Hundred Fifty-Five Thousand Sixty-Four and 52/100 Dollars ($1,051,255,064.52) unsecured demand note (the Demand Note) issued by Sears to the Trust.

SECTION 1.3. General Authorization and Agreement. The Owner Participant hereby authorizes and directs the Owner Trustee, subject to the fulfillment or waiver by the Owner Participant of the applicable conditions set forth in the Participation Agreement, to execute and deliver the agreements, documents, instruments and certificates and perform all such other acts (i) which the Owner Trustee shall be obligated to execute, deliver or perform on the Closing Date, pursuant to the Operative Documents or (ii) subject to the terms of this Trust Agreement and in accordance with written instructions from the Owner Participant or the Trust Certificateholders, which are in the opinion of the Owner Participant or Trust Certificateholders necessary or advisable in connection with the transactions contemplated by the Operative Documents and consistent therewith, or (iii) as otherwise directed by the Owner Participant or the Trust Certificateholders. The Owner Trustee hereby agrees, for the benefit of the Owner Participant, to take and perform each of the foregoing actions. The Trust and the Trustee shall further have such powers as are necessary and appropriate to the conduct of their duties as set forth in this Agreement and the Operative Documents.

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SECTION 1.4. Amendment and Restatement. This Trust Agreement amends and restates the Initial Amended and Restated Trust Agreement in its entirety, which amended and restated the Initial Trust Agreement in its entirety.

SECTION 1.5. Power and Authority. The Trust shall have the power and authority to execute, deliver and perform its obligations under the Operative Documents and all other agreements, documents, instruments and certificates contemplated by the Operative Documents.

ARTICLE II

DECLARATION OF TRUSTS

SECTION 2.1. Declaration of Trusts.

(a) The Owner Trustee hereby declares that it will hold all of the estate, right, title and interest of the Owner Trustee in and to the Trust Estate upon the trusts set forth herein and for the use and benefit of the respective UTI or SUBI Portfolio.

(b) The term Trust Estate or Trust Assets shall mean all the estate, right, title and interest of the Owner Trustee or the Trust in and to:

(1) the Sites as defined herein and in any SUBI Supplement and all replacements thereof and substitutions therefor;

(2) the Operative Documents as defined herein and in any SUBI Supplement to which any Trustee or the Trust, from time to time, is or is to become a party;

(3) all money, other documents and other property acquired, held by or payable to any Trustee or the Trust whether under any of the Operative Documents to which any Trustee or the Trust, from time to time, is or is to become a party, or otherwise, including, without limitation, (i) all amounts of Rent, Basic Rent and Supplemental Amounts payable under any Master Lease as defined herein and in any SUBI Supplement, (ii) all insurance proceeds payable at any time for or with respect to the Sites as defined herein and in any SUBI Supplement or any part thereof, and (iii) all condemnation, requisition, liquidated damages, warranty or other payments of any kind payable at any time for or with respect to the Sites as defined herein and in any SUBI Supplement or any part thereof or any other disposition of the Sites or any part thereof after expiration or termination of any Master Lease as defined herein and in any SUBI Supplement; and

(4) all proceeds, rights and interests derived from (1), (2) or (3) above of whatever kind or nature.

(c) The Trust shall, while the Mortgage Loan which is the obligation of any SUBI Portfolio is outstanding or the PPPFA remains in effect:

(1) maintain books and records separate from any other Person;

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(2) maintain its bank accounts separate from any other Person;

(3) not commingle its assets with those of any other Person;

(4) conduct its own business in its own name;

(5) maintain separate financial statements, showing its assets and liabilities separate and apart from any other Person;

(6) pay its own liabilities and expenses out of its own funds;

(7) observe all statutory and other organizational formalities;

(8) maintain an arm’s length relationship with its Affiliates and enter into transactions with Affiliates only on a commercially reasonable basis;

(9) pay the salaries of its own employees from its own funds and maintain a sufficient number of employees in light of its contemplated business operations (except to the extent of shared employees and overhead, in which event, clause 2.1(c)(13) shall be applicable);

(10) not guarantee or become obligated for the debts of any other Person except for the liabilities, if any, permitted in any of the documents entered into in connection with the Mortgage Loan or hold out its credit as being available to satisfy the obligations of others, except for, to the extent constituting the debts or obligations of any other Person, the PBGC UBL Claims (as defined in the PPPFA (as defined below));

(11) not acquire the obligations or securities of its Affiliates or shareholders except as provided in the Operative Documents;

(12) not make loans or advances to any other Person other than the loan to Sears in exchange for the Demand Note;

(13) allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including payment for office space and services performed by any employee of any Affiliate;

(14) use separate stationery, invoices, and checks bearing its own name;

(15) not pledge its assets for the benefit of any other Person, other than pursuant to the Mortgage and any other Loan Documents or as expressly permitted by the PPPFA;

(16) hold itself out as a separate entity (except as otherwise required by Section 5.7 of this Agreement);

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(17) correct any known misunderstanding regarding its separate identity;

(18) not identify itself as a division of any other Person (except as otherwise required by Section 5.7 of this Agreement);

(19) maintain adequate capital in light of its contemplated business operations;

(20) except for, to the extent constituting indebtedness, the PBGC UBL Claims, not incur indebtedness other than the Mortgage Loans and unsecured payables in excess of 2% of the aggregate amount of the Mortgage Loans; and

(21) not materially amend the covenants contained in this Section 2.1(c).

ARTICLE III

ACCEPTANCE BY TRUSTEES

SECTION 3.1. Acceptance by Trustees.

(a) The UTI Trustee shall have the rights, powers and duties with respect to the UTI as are specifically and expressly required by the Statutory Trust Statute and this Trust Agreement. The Initial Beneficiary hereby appoints U.S. Bank Trust National Association as the UTI Trustee. The UTI Trustee does hereby accept such appointment and agrees to act as a trustee of the UTI Series of the Trust for the benefit of the Initial Beneficiary and such other Persons as may become holders of all or a part of the UTI, subject to the terms and conditions of this Trust Agreement.

(b) The Owner Trustee shall have only such rights, powers and duties as are specifically and expressly required by the Statutory Trust Statute and this Trust Agreement. The Owner Trustee hereby accepts such appointment.

(c) Any SUBI Trustee shall have the rights, powers and duties as are specifically and expressly required by the Statutory Trust Statute and this Trust Agreement and in the SUBI Supplement with respect to the applicable SUBI. Any SUBI Trustee shall accept such appointment and agree to act as a trustee of the Trust for the benefit of the holders of all or part of the applicable SUBI, subject to the terms and conditions of this Trust Agreement, by execution of a counterpart to this Trust Agreement (as supplemented by a SUBI Supplement).

(d) The UTI Trustee, Owner Trustee and any SUBI Trustee may be the same Person. The Owner Trustee, any UTI Trustee and any SUBI Trustee are hereafter collectively referred to as the Trustees and any one thereof as a Trustee.

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ARTICLE IV

BENEFICIAL INTERESTS IN TRUST

SECTION 4.1. Undivided Trust Interest.

(a) The Initial Beneficiary shall hold an exclusive, undivided beneficial interest in all assets of the Trust (the Undivided Trust Interest or the UTI), other than those divided, identified Trust Assets that are from time to time allocated by the Trust, upon the written direction of the Initial Beneficiary and otherwise in accordance with Section 4.2, into one or more separate portfolios of Trust Assets (together with any other Trust Assets allocated to or earned by any such portfolio(s), and any proceeds thereof, collectively, SUBI Assets, and all Trust Assets, other than SUBI Assets, are the UTI Assets) and assigned to a Series of the Trust other than the UTI.

(b) The Undivided Trust Interest shall initially be uncertificated. At any time, and from time to time, the holder of the Undivided Trust Interest shall have the right to receive from the Trust a trust certificate evidencing its Undivided Trust Interest (together with any replacements thereof, the Undivided Trust Interest Certificate or the UTI Certificate); provided, however, that, at any time and from time to time, there shall only be one Trust Certificateholder of the Undivided Trust Interest, whether certificated or uncertificated. All expenses incurred in connection with the issuance of the UTI Certificate shall be the sole responsibility of the holder of the Undivided Trust Interest Certificate. Any Undivided Trust Interest Certificate shall be in substantially the form of Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Trust Agreement, and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith, be approved by the Initial Beneficiary. Any portion of any Undivided Trust Interest Certificate may be set forth on the reverse or subsequent pages thereof. Each Undivided Trust Interest Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the Initial Beneficiary.

(c) The UTI shall be a separate Series of the Trust as provided in Section 3806(b)(2) of the Statutory Trust Statute. Separate and distinct records shall be maintained for the UTI and the UTI Assets shall be held and accounted for separately from the other assets of the Trust or any SUBI. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the UTI or the UTI Assets shall be enforceable against the UTI Assets only, and not against the assets of the Trust generally or against any SUBI Assets. The Undivided Trust Interest shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to any SUBI or any SUBI Trustee. No creditor or holder of a claim relating to assets allocated to the UTI shall be entitled to maintain any action against or recover any assets allocated to any SUBI.

(d) Any holder, assignee or pledgee of an Undivided Trust Interest or Undivided Trust Interest Certificate shall be deemed, by virtue of the acceptance of such Undivided Trust Interest, Undivided Trust Interest Certificate, assignment or pledge, to have (i) agreed, accepted and to have become bound by and subject to the non-petition covenant set

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forth in Section 9.7 and (ii) released and waived all claims against or with respect to any assets owned by the Trustees in their respective individual capacities and all of the Trust Assets other than the UTI Assets included from time to time within the UTI Portfolio and proceeds therefrom and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against such released Trust Assets. UTI Portfolio means Sites not allocated to a SUBI Portfolio and remaining as part of the Undivided Trust Interest. Without limiting the foregoing, each holder, assignee or pledgee of an Undivided Trust Interest or Undivided Trust Interest Certificate shall be deemed to have released and waived all claims against or with respect to all assets allocated to each SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all Trust Assets allocated to each SUBI Portfolio. Portfolio means the UTI Portfolio or any SUBI Portfolio.

SECTION 4.2. Special Units of Beneficial Interest.

(a) The UTI Trustee shall from time to time, as directed in writing by the Initial Beneficiary, identify and allocate, or cause to be identified and allocated, on the books and records of the Trust one or more separate portfolios of SUBI Assets to be accounted for independently within the Trust (each such portfolio, a SUBI Portfolio). Upon their allocation as SUBI Assets, such Trust Assets shall no longer be assets of, or allocated to, the Undivided Trust Interest (unless and until specifically reallocated to the Undivided Trust Interest from that SUBI Portfolio pursuant to the terms hereof or of any SUBI Supplement). The beneficial interest in each such SUBI Portfolio shall constitute a separate “special unit of beneficial interest” (SUBI) in the Trust. The Trust shall maintain separate and distinct records for each SUBI Portfolio and the SUBI Assets associated with each SUBI shall be held and accounted for separately from the other assets of the Trust or any other SUBI Assets. The Owner Trustee shall execute and deliver, on behalf of the Trust, to or upon the written order of the Initial Beneficiary, one or more SUBI Certificates evidencing each SUBI, each SUBI representing a specific undivided interest in (but only in) such identified SUBI Portfolio and the SUBI Assets allocated thereto.

(b) Each SUBI shall be created by the execution of a supplement to this Trust Agreement (each a SUBI Supplement), each substantially in the form of Schedule C or such other form as the SUBI Trustee and the SUBI Owner Participant with respect thereto shall otherwise approve, and may, in accordance with Section 3 of the Standard SUBI Terms contained in Schedule B hereto, be represented by a certificate (together with any replacements thereof, a SUBI Certificate) to be issued by the Trust. Each SUBI Supplement shall specify the terms and provisions pursuant to which a SUBI Certificate shall be issued with respect to such SUBI; the form of any SUBI Certificate to be issued in connection therewith; the initial SUBI Assets to be included in such SUBI Portfolio; the arrangements, if any, whereby additional SUBI Assets may subsequently be added to the SUBI Portfolio; the provisions under which the proceeds of the related SUBI Assets shall be collected, invested and distributed; and other relevant terms and provisions specific to such SUBI, all as shall be prescribed and established by the Initial Beneficiary. A SUBI Supplement also may specify additional terms or modify other terms of this Trust Agreement, but only with respect to such SUBI. The Joinder to the Trust Agreement shall be applicable to all SUBI Supplements, and in the event of any transfer of the beneficial interest in any SUBI Supplement or any loan entered into with respect to any SUBI Portfolio, the applicable transferee or lender, trustee or agent shall execute and deliver a Joinder substantially in the form of the Joinder attached hereto as a condition to such Person consummating such transfer or loan.

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(c) The UTI and each SUBI shall be a separate series (each a Series) of the Trust as provided in Sections 3804(a) and 3806(b)(2) of the Statutory Trust Statute. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each SUBI or the related SUBI Assets shall be enforceable against such SUBI Assets only, and not against the assets of the Trust generally or against any other SUBI Assets or the UTI Assets. Except to the extent specified in the related SUBI Supplement or this Trust Agreement, the SUBI Assets with respect to a particular SUBI shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to the Trust, any Trustee, the UTI or any other SUBI. No creditor or holder of a claim relating to assets allocated to any SUBI shall be entitled to maintain any action against or recover any assets allocated to the UTI or any other SUBI. The Trust shall maintain separate and distinct records for any such Series and the assets associated with any such Series shall be held and accounted for separately from the other assets of the Trust, or any other Series. Notice of this limitation on interseries liabilities and the limitation set forth in Section 4.1(c) shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Statutory Trust Statute, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Statutory Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each SUBI and the UTI.

(d) Neither the Owner Participant nor any holder of a UTI or SUBI Certificate shall direct a Trustee to, and no Trustee shall be authorized hereunder to, (i) take any action that would cause the assets of any Series of the Trust to be substantively consolidated into the assets of any other Series such that it will have its separate existence disregarded in the event of an insolvency event with respect to any Certificateholder of such Series, the Trust or another Series, (ii) commingle any of the assets of any Series with the assets of any other Series, (iii) maintain the corporate, financial and accounting books and records and statements of any Series, if any, in a manner such that they cannot be separated from those of any other Series, (iv) take any action that would cause (a) the funds and other assets of any Series, if any, not to be identifiable or the bank accounts, corporate records and books of account, if any, of any Series to be inseparable from those of any other Series and (b) the Trust to pay, other than from assets of any Series, any obligations or indebtedness of any kind incurred by the Series and payable by the Trust pursuant to a SUBI Supplement, (v) maintain the assets and liabilities of any Series so that they are not readily ascertainable from those of any other Series and subject to segregation without requiring substantial time or expense to effect and account for such segregated assets and liabilities, or (vi) take any actions with respect to any Series except in its capacity as Trustee in respect of such Series. A Trustee shall have the right, but not the duty, to take any action on behalf of the Trust to enforce the foregoing provisions for the benefit of the Trust and of each Series.

(e) Each holder of a SUBI shall appoint for such SUBI a trustee (a SUBI Trustee) which shall perform such duties, have such responsibilities and adhere to such standards of care as are specified in this Trust Agreement and related SUBI Supplement, but only with respect to the SUBI for which it was appointed. The same Person may be appointed as SUBI Trustee for all or any SUBIs.

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(f) Any holder, assignee or pledgee of a SUBI or SUBI Certificate shall be deemed, by virtue of the acceptance of such SUBI, SUBI Certificate, assignment or pledge, to have (i) agreed, accepted and to have become bound by and subject to the non-petition covenant set forth in Section 9.7 and (ii) released and waived all claims against or with respect to any assets owned by the Trustees in their respective individual capacities and all of the Trust Assets allocated to the UTI Portfolio and each other SUBI Portfolio and proceeds therefrom and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all Trust Assets allocated to the UTI Portfolio and each other SUBI Portfolio. Without limiting the foregoing, each holder, assignee or pledgee of a SUBI or SUBI Certificate shall be deemed to have released and waived all claims against or with respect to all assets allocated to the UTI Portfolio and each other SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all Trust Assets allocated to the UTI Portfolio and each other SUBI Portfolio.

(g) Except as otherwise provided in this Trust Agreement, not less than all of the Trust Certificateholders may direct or approve the action (or inaction) of the Owner Trustee and any direction or approval given by less than all of the Trust Certificateholders shall be of no force and effect and shall be null and void ab initio. Except as provided above with respect to the Owner Trustee, the UTI Certificateholder may only direct or approve the action (or inaction) of the UTI Trustee and any direction or approval given to any SUBI Trustee shall be of no force or effect and shall be null and void ab initio. Except as provided above with respect to the Owner Trustee, the Trust Certificateholders of a particular SUBI Portfolio may only direct or approve the action (or inaction) of the respective SUBI Trustee (in the manner provided in the related SUBI Supplement) and any direction, or approval given to the UTI Trustee or any other SUBI Trustee shall be of no force and effect and shall be null and void ab initio.

(h) Pursuant to the Contribution Agreement (OP) dated as of the date hereof between the Initial Beneficiary and the Trust, the Initial Beneficiary is contributing to the capital of the Trust a demand note in the principal amount of Sixty Six Million Nine Hundred Sixty Thousand and 00/100 ($66,960,000.00). The parties hereto agree that such demand note, and the rights to payment thereunder, are hereby allocated among the SUBI Portfolios nos. 2003A-001 through 2003A-100 in the respective amounts set forth on Schedule D attached hereto, such rights to payment being pari passu. At any time and from time to time, upon the request of any SUBI Trustee for any SUBI Portfolio, the Initial Beneficiary will issue a separate demand note substantially in the form of the original demand note, but in the principal amount applicable to such SUBI Portfolio (taking into account any prior principal payments made thereon received by such SUBI Portfolio) in exchange for such rights to a portion of the original demand note, and in such event the Owner Trustee will deliver the original demand note in exchange for such new demand note in favor of the applicable SUBI Trustee and another new demand note in the principal amount equal to the remaining outstanding balance of the demand note being replaced, in favor of the Trust to be held for the benefit of all SUBI Portfolios for which a separate demand note shall not have been issued pursuant to this Section 4.2(h).

SECTION 4.3. Form of Certificate; Registration of Certificates.

(a) To the extent that any Certificates are issued, the UTI Certificates and SUBI Certificates (collectively the Certificates) shall be executed on behalf of the Trust by

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manual or facsimile signature of an authorized officer of the UTI Trustee or SUBI Trustee, as the case may be. Certificates bearing a manual or facsimile signature of individuals who were, at the time when such a signature shall have been affixed, authorized to sign on behalf of such Trustee shall, when duly authenticated pursuant hereto, be validly issued and shall entitle the holder of such Certificate to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall cease to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. No Certificate shall entitle its holder to any benefit under this Trust Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, executed by the Trustee or an agent thereof, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.

(b) The UTI Trustee (and each SUBI Trustee) shall keep or cause to be kept at its offices at the Corporate Trust Office, or such other office as it shall designate, by written notice to the Initial Beneficiary and each Certificateholder, a certificate register (the Certificate Register), in which, subject to such reasonable regulations as it may prescribe, such Trustee shall provide for the registration of Certificates or, in the case of any uncertificated UTI or SUBI Portfolio, the identity of the applicable holder of such UTI or SUBI beneficial interest and of transfers and exchanges of Certificates, or of UTI or SUBI Portfolio beneficial interest as herein provided. Upon surrender for registration of transfer of any Certificate, such Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees one or more new Certificates of the same type and proportionate beneficial interest dated the date of authentication by such Trustee. Each Certificate presented or rendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form reasonably satisfactory to such Trustee, duly executed by the Trust Certificateholder or its attorney duly authorized in writing. The term Trust Certificateholder shall mean the holder of the UTI or the applicable SUBI beneficial interest or any holder of any certificate evidencing such beneficial interest. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by such Trustee in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of any Certificate, but such Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. Prior to the due presentation of a Certificate for registration of transfer, such Trustee and each agent of such Trustee may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for all purposes, and neither such Trustee nor any such agent shall be bound by any notice to the contrary. Each Trustee shall furnish or cause to be furnished, without any liability on the part of the Trustee for such disclosure, to the Initial Beneficiary and each Certificateholder, within three (3) Business Days after receipt by the Trustee of request therefor, a list of the names and addresses of all Trust Certificateholders. Upon reasonable notice, each owner shall have the right to inspect the register of trust certificates during business hours of the respective Trustee for the purpose, among other things, of communicating with the other owners.

SECTION 4.4. Mutilated, Destroyed, Lost or Stolen Certificates. If any mutilated Certificate is surrendered to the applicable Trustee, or such Trustee receives evidence to its

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satisfaction of the mutilation, destruction, loss or theft of any Certificate, and there is delivered to such Trustee such security or indemnity as may be reasonably required by it to save it harmless, then such Trustee shall execute and authenticate, in lieu of such mutilated, destroyed, lost or stolen Certificate, a Certificate of the same type and proportionate beneficial interest bearing an identification number not contemporaneously outstanding, which shall constitute for all purposes a substitute for the original Certificate, which original Certificate shall be deemed canceled and shall be so marked on the books and records of such Trustee.

SECTION 4.5. Transfer of Sites. Each holder of a UTI Certificate or, subject to any restrictions on such right set forth in the agreements governing any financing, a SUBI Certificate, may at any time, at its option, to be exercised by written notice delivered to the Trust and the applicable UTI Trustee or SUBI Trustee, instruct the Trust to have the Sites allocated to such UTI Certificate or SUBI Certificate, as the case may be, transferred to such holder (or a Person designated by such holder). Except as otherwise provided in the related SUBI Supplement, such holder shall indemnify the Trust and the UTI Trustee or SUBI Trustee, as the case may be, for, and hold the Trust and the UTI Trustee or SUBI Trustee, as the case may be, harmless against, any and all expenses, costs, liabilities, losses and claims incurred by it as a result of or relating to such transfer, or any action such holder shall take or fail to take as the owner of such Sites or the owner of such Trust Assets, including, without limitation, sales and transfer taxes and registration fees. In the event of such a request, the applicable Trustee shall transfer title to the Site in the manner set forth in Section 11.3, mutatis mutandis.

SECTION 4.6. Certain Restrictions on Transfer.

(a) Notwithstanding anything to the contrary in this Trust Agreement, no transfer (or purported transfer) of the beneficial interest in the UTI or any SUBI, any UTI Certificate or SUBI Certificate (any such beneficial interest or Certificate a “Trust Interest”), or any economic interest therein (where, for this purpose, the transfer of an economic interest in a Trust Interest shall include entering into any financial interest or contract described in Treasury Regulation section 1.7704-1(a)(2)(i)(B)), shall be effective, and any such transfer (or purported transfer) shall be void ab initio, if after such transfer (or purported transfer) there would be more than 50 partners of the UTI or SUBI, as applicable. For purposes of determining the number of partners in the UTI or SUBI under Treasury Regulation section 1.7704-1(h)(1), a person owning an interest in a partnership, grantor trust, or S corporation (a “flow-through entity”) that owns, directly or through other flow-through entities, an interest in the UTI or SUBI, will be treated as a partner in the UTI or SUBI if more than 50 percent of the value of such person’s interest in the flow-through entity is attributable to the flow-through entity’s interest (direct or indirect) in the UTI or SUBI.

(b) No transfer (or purported transfer) of a Trust Interest (or any economic interest therein), whether to another Trust Certificateholder or to a person who is not a Trust Certificateholder, shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no person shall otherwise become a Trust Certificateholder, and none of the UTI, SUBI, the Trustee, the holder of the Certificate Register or any of the Trust Certificateholders will recognize such transfer (or purported transfer), unless the transferee has first represented and warranted in writing to the Trust that:

(A) it is acquiring the Trust Interest for its own account and is the sole beneficial owner of such Trust Interest;

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(B) the transfer is not being effected on or through (x) an “established securities market” within the meaning of Section 7704(a)(1) of the Code, including without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (y) a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(a)(2) of the Code and any proposed, temporary or final Treasury regulations thereunder;

(C) such transfer will not cause the UTI or SUBI, as applicable, to be classified as a publicly traded partnership for U.S. federal income tax purposes, and such purchaser or transferee will not take any action, including any subsequent disposition of such Trust Interest (or any beneficial interest therein), that would cause the UTI or SUBI, as applicable, to be treated as a publicly traded partnership for U.S. federal income tax purposes; and

(D) such transfer complies with the requirements of Section 4.6.

ARTICLE V

INITIAL BENEFICIARY’S AND TRUST CERTIFICATEHOLDERS’ AGREEMENTS

The Initial Beneficiary (and each Certificateholder with respect to Sections 5.4-5.7) acknowledges and agrees as follows:

SECTION 5.1. Exculpatory Provisions. Except as expressly provided in the Operative Documents, any and all exculpatory provisions, immunities and indemnities in favor of the UTI Trustee (only with respect to matters involving or concerning the UTI Portfolio) or the Owner Trustee under this Trust Agreement shall inure to the benefit of the UTI Trustee or the Owner Trustee, as the case may be, in its capacity under or as a party or signatory to any agreement referred to herein or therein.

SECTION 5.2. Indemnification of the UTI Trustee. The Initial Beneficiary shall, only with respect to the UTI Portfolio or the UTI Trustee, as the case may be, assume liability for, and shall indemnify, protect, save and keep harmless the UTI Trustee, in its individual capacity, and its officers, directors, successors, assigns, legal representatives, agents and employees (each such Person being herein referred to as an Indemnified Person) from and against any and all liabilities, obligations, losses, damages, penalties, taxes (other than any income taxes on fees or other compensation received by an Indemnified Person), claims, actions, suits, costs, expenses and disbursements (including, without limitation, legal fees and expenses, any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever (hereinafter referred to as Claims) which may be imposed on, incurred by or asserted against any Indemnified Person (but only if and to the extent the Indemnified Person is not indemnified for such claims by Lessee or any other Person within a reasonable time after demand therefor), but only to the extent regarding the UTI Portfolio (but not any other Portfolio) or the UTI Trustee, as the case may be, in any way relating to or arising out of this Trust Agreement, the UTI Series

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created hereby, the Operative Documents for the UTI Portfolio, or the performance or enforcement of any of the terms hereof or thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, sublease, possession, use, repair, preservation, alteration, operation, maintenance, condition, registration, sale, return, storage or other disposition of, or additions to, the Sites in the UTI Portfolio or any part thereof or interest therein (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement) but only to the extent regarding the UTI Portfolio (but not any other Portfolio) or the UTI Trustee, as the case may be, or in any way relating to or arising out of the administration of the UTI Series created hereby and the UTI Assets or the action or inaction of any Indemnified Person hereunder, but in all cases only to the extent regarding the UTI Portfolio (but not any other Portfolio) or the UTI Trustee, as the case may be; provided, that the UTI Certificateholders shall not be required to indemnify any Indemnified Person for any claims resulting from acts which would constitute the willful misconduct or gross negligence of such Indemnified Person, but any affirmative action taken or omission made by the UTI Trustee pursuant to directions given to such Trustee by the holder of a UTI Certificate or with respect to any other Series by the holders of the applicable Series Certificates, as the case may be, shall not constitute willful misconduct or gross negligence; and provided further, that the holder of a UTI Certificate shall not be required to indemnify any Trustee with respect to claims resulting from (i) any representation or warranty of any Trustee made expressly in its individual capacity and contained in any Operative Document proving to be untrue or inaccurate or (ii) any matter for which such Trustee is personally liable pursuant to Section 7.1 hereof. The indemnities contained in this Section 5.2 shall survive the termination of this Trust Agreement and extend to the UTI Trustee in its individual capacity and shall not be construed as an indemnity of the Trust Estate. In the event any claim with respect to any liabilities is filed against the Owner Trustee, the UTI Trustee, the Trust, the UTI Portfolio or any of the UTI Assets, the Owner Trustee or UTI Trustee shall promptly notify each UTI Certificateholder and the Lessee thereof.

SECTION 5.3. Payment of Fees, Costs and Expenses of the UTI Trustee. The UTI Trustee shall be entitled to receive compensation for its services hereunder as agreed to in a separate fee agreement between the UTI Trustee and the Initial Beneficiary, and shall be entitled to prompt reimbursement for all reasonable expenses incurred or made by it in accordance with any of the provisions of this Trust Agreement relating to the UTI Portfolio or any other Operative Document relating to the UTI Portfolio (including the reasonable compensation and the expenses of its counsel, accountants or other skilled Persons and of all other Persons not regularly in its employ performing services hereunder). The aforesaid obligations shall constitute indebtedness hereunder and the UTI Trustee is hereby granted, and said obligations shall be secured by, a lien on the UTI Assets entitling the UTI Trustee to priority as to payment thereof over payment to the holder of a UTI Certificate under this Trust Agreement; provided that such Trustee hereby acknowledges that the Lessee shall first be required to pay such fees of such Trustee comprising the compensation and reimbursement of expenses to which such Trustee is entitled under this Section; and provided further, that the holder of a UTI Certificate shall be liable to such Trustee for the aforesaid compensation and reimbursement of expenses only to the extent such compensation and reimbursement of expenses shall not be otherwise paid or reimbursed by Lessee and only with respect to the UTI and expenses incurred by the UTI Trustee relating to the UTI Portfolio. The UTI Trustee agrees that it shall have no right or claim against the holder of a UTI Certificate for any such compensation or reimbursement, except as provided in the preceding sentence.

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SECTION 5.4. Indemnification of the Owner Trustee; Payment of Fees, Costs and Expenses.

(a) Each Certificateholder of each Series shall, only to the extent of its respective Proportionate Share, assume liability for, and shall indemnify, protect, save and keep harmless the Owner Trustee, in its individual capacity, and its officers, directors, successors, assigns, legal representatives, agents and employees (each such Person being herein referred to as an Owner Trustee Indemnified Person) from and against any and all Claims which may be imposed on, incurred by or asserted against any Owner Trustee Indemnified Person (but only if and to the extent the Owner Trustee Indemnified Person is not indemnified for such claims by the Lessee or any other Person within a reasonable time after demand therefor), in any way relating to or arising out of this Trust Agreement or any SUBI Supplement, the Trust created hereby, the Operative Documents, or the performance or enforcement of any of the terms hereof or thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, sublease, possession, use, repair, preservation, alteration, operation, maintenance, condition, registration, sale, return, storage or other disposition of, or additions to, the Sites or any part thereof (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement) or in any way relating to or arising out of the administration of the Trust created hereby or the action or inaction of any Owner Trustee Indemnified Person hereunder regarding the Trust; provided that the Trust Certificateholders shall not be required to indemnify any Owner Trustee Indemnified Person for any claims (i) resulting from acts which would constitute the willful misconduct or gross negligence of such Owner Trustee Indemnified Person, but any affirmative action taken or omission made by the Owner Trustee pursuant to directions given to Owner Trustee by all of the Trust Certificateholders shall not constitute willful misconduct or gross negligence, or (ii) arising or resulting from items excluded from indemnification by the Lessee pursuant to the provisions of Section 10 or 11 of the Participation Agreement (as defined in the SUBI Supplement with respect to SUBI Portfolio), except Section 11(c)(i), (v) and (vii) thereof, which shall not apply as exceptions to the indemnity provided hereunder; and provided further, that the Trust Certificateholders shall not be required to indemnify the Owner Trustee with respect to claims resulting from (i) any representation or warranty of the Owner Trustee made expressly in its individual capacity and contained in any Operative Document proving to be untrue or inaccurate or (ii) any matter for which the Owner Trustee is personally liable pursuant to Section 7.1 hereof The indemnities contained in this Section 5.4 shall survive the termination of the Trust Agreement and each SUBI Supplement and extend to the Owner Trustee in its individual capacity and shall not be construed as an indemnity of the Trust Estate. In the event any claim with respect to any liabilities is filed against the Owner Trustee, the Owner Trustee shall promptly notify each Certificateholder and the Lessee thereof.

(b) The Owner Trustee shall be entitled to prompt reimbursement for all reasonable expenses incurred or payments made by it in connection with the Trust pursuant to any provisions of this Trust Agreement or any SUBI Supplement (including (i) the reasonable compensation and the expenses of its counsel, accountants or other skilled Persons and of all

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other Persons not regularly in its employ performing services hereunder and (ii) any reasonable legal fees and expenses incurred in connection with any action, suit, arbitration or mediation brought by Owner Trustee to enforce the provisions of this Section 5.4). The aforesaid obligations shall constitute indebtedness hereunder and the Owner Trustee is hereby granted, and said obligations shall be secured by, a lien on the Trust Estate; provided that the Owner Trustee hereby acknowledges that the Lessee shall first be required to pay the reimbursement of expenses to which the Owner Trustee is entitled under this Section 5.4; and provided further, that the Trust Certificateholders shall be liable to the Owner Trustee for the aforesaid reimbursement of expenses only to the extent such reimbursement of expenses shall not be otherwise paid or reimbursed by the Lessee within thirty days of a demand therefore and only to the extent of each Certificateholder’s respective Proportionate Share. The Owner Trustee agrees that it shall have no right or claim against any Certificateholder for any such compensation or reimbursement, except as provided in the preceding sentence.

(c) Proportionate Share shall mean, for each Certificateholder, the amount of any Claims multiplied by a fraction, the numerator of which is, for the UTI Certificateholder, the aggregate of the Initial Site Value (or the comparable defined term) for all Sites in the UTI Portfolio at the time of the Claim, and for the Certificateholder(s) of each SUBI Portfolio, the aggregate of the Initial Site Value (or the comparable defined term) for all Sites in the applicable SUBI Portfolio at the time of the Claim, and the denominator of which is the aggregate of the Initial Site Value (or the comparable defined term) for all Sites in all Portfolios at the time of the Claim. The Proportionate Share of multiple Trust Certificateholders within a Series shall be joint and several, but the Proportionate Share of the Certificateholder(s) of one Series shall be several, distinct and separate from the Proportionate Share of the Certificateholder(s) of each other Series.

SECTION 5.5. Not Acting in Individual Capacity. In accepting the trusts hereby created, each Trustee acts solely as trustee hereunder and not in its individual capacity, except as provided herein, in any supplement hereto and in the Participation Agreement (insofar as each Trustee is a party thereto), and all Persons, as provided herein, having any claim against the holder of a UTI Certificate or a SUBI Certificate, as the case may be, or against a Trustee by reason of the transactions contemplated hereby shall look only to the UTI Assets or the SUBI Assets (or a part thereof), as the case may be, for payment or satisfaction thereof, except as specifically provided in this Trust Agreement or a SUBI Supplement and except to the extent the applicable Trustee in accordance with the Operative Documents shall expressly agree otherwise.

SECTION 5.6. Interpretation of Trust Agreement. In the event that any Trustee is uncertain as to the application of any provision of this Trust Agreement or any other agreement relating to the transactions contemplated hereby, or such provision is ambiguous as to its application or is, or appears to be, in conflict with any other applicable provision hereof, or in the event that this Trust Agreement permits any determination by any Trustee or is silent or incomplete as to the course of action which the Trustee is required to take with respect to a particular set of facts, the Trustee may seek instructions from the holder of the UTI Certificate with respect to the UTI Portfolio or the applicable SUBI Certificate with respect to any SUBI Portfolio, as the case may be, and shall not be liable to any Person to the extent that it acts in good faith in accordance with the instructions of such Certificateholder; provided, that if the Trustee shall not have received instructions from such Certificateholder, pursuant to its request

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within twenty (20) days after the date of such request (or such earlier date as is specified in its request), until instructed otherwise by such Certificateholder, the Trustee may, but shall be under no duty to, take or refrain from taking such action as it shall deem advisable in the best interest of such Certificateholder. The Trustee shall have no liability for such actions taken in good faith.

SECTION 5.7. Books, Records and Tax Returns. Each Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys under this Trust Agreement. At the expense of the Lessee, the Trustees agree upon and pursuant to written instructions to sign and/or file all information returns provided to it in execution form with respect to taxes on or calculated with respect to the Trust Estate (or part thereof, as the case may be). The Trustees shall keep copies of all returns delivered to it or filed by it and provide a copy thereof to the Owner Participant and the Lessee upon request therefor. The Trustees shall not be personally liable for any tax due and payable in connection with this Trust Agreement or any agreement referred to herein and except for any tax based on or measured by amounts paid as fees or compensation in connection with the transactions contemplated hereby. No election shall be made under Treasury Regulation 301.7701-3 to have the UTI or any SUBI treated as an association taxable as a corporation for United States federal income tax purposes.

ARTICLE VI

TRUSTEE’S AGREEMENTS

Each Trustee hereby agrees as follows:

SECTION 6.1. Execution and Delivery of Documents and Performance of Obligations. Subject to the terms of this Trust Agreement and to the extent applicable, each SUBI Supplement, the Owner Trustee, the UTI Trustee, and to the extent applicable each SUBI Trustee shall accept or execute and shall deliver the documents referred to in Article I hereof, in any other Article hereof or in any directive of the respective Trust Certificateholders for the UTI Portfolio or a SUBI Portfolio.

SECTION 6.2. Receipt of Investments and Application Thereof. The UTI Trustee shall receive any amounts paid to the UTI Trustee by, or on behalf of, the UTI Certificateholder pursuant to the Participation Agreement and shall apply such amounts in the manner directed by the UTI Certificateholder.

SECTION 6.3. Receipt of Funds Pursuant to Master Lease or Otherwise and Distribution Thereof. All payments and amounts received by or on behalf of the UTI Trustee or the Owner Trustee shall be distributed by 2:00 p.m. (central time) if received by 11:00 a.m. (central time), or by 11:00 a.m. (central time) on the next business day if received after 11:00 a.m. (central time) and not distributed on such day, in the following order of priority: first, so much of such payment or amount as shall be required to pay or reimburse the UTI Trustee or the Owner Trustee for any fees or expenses not otherwise paid or reimbursed to the UTI Trustee or the Owner Trustee as to which the Trustee is entitled to be paid or reimbursed hereunder shall be retained by the UTI Trustee or the Owner Trustee; and, second, so much of the remainder for which provisions as to the application thereof are contained in the Master Lease or the other

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Operative Documents shall be applied and distributed in accordance with the terms thereof as the Trust Certificateholder may direct from time to time, and third, the balance, if any, of such payment or amount remaining thereafter shall be distributed to or upon the instructions of the applicable Certificateholder. Notwithstanding anything to the contrary herein contained, however, it is understood and agreed that neither the UTI Trustee nor the Owner Trustee shall be obligated to make any distribution until the funds for such distribution have been received by the UTI Trustee or the Owner Trustee in cash or other immediately available funds.

SECTION 6.4. Method of Payment.

(a) All amounts payable to any Trust Certificateholder pursuant to this Trust Agreement shall be paid by the Trustee receiving such amount by transferring such amount in immediately available funds to the account(s) that such Certificateholder from time to time designates in writing, the first such designation being contained in Schedule A hereto.

(b) Notwithstanding the foregoing, a Trustee will pay, if requested by any Certificateholder in writing, any or all amounts payable by such Trustee hereunder to such Certificateholder either: (i) by crediting in immediately available funds such amount(s) to the account(s) maintained by such Certificateholder with U.S. Bank Trust National Association, or (ii) by mailing an official bank check or checks in such amount(s) payable to such Certificateholder at such address as such Certificateholder from time to time designates in writing.

SECTION 6.5. Notice of Certain Events. In the event the UTI Trustee or the applicable SUBI Trustee, as the case may be, shall have actual knowledge of a Lease Default, Lease Event of Default or Event of Loss relating to the UTI Assets or SUBI Assets, respectively, the UTI Trustee or the applicable SUBI Trustee, as the case may be, promptly shall give written notice of such event to all Trust Certificateholders under the UTI or related SUBI, respectively, by telecopier, which notice shall be promptly confirmed by first class prepaid mail, unless such event shall have been remedied before the giving of such notice. Subject to the terms of Section 6.7 hereof, the UTI Trustee or the applicable SUBI Trustee, as the case may be, shall take such action, or refrain from taking such action, with respect to any such event as the UTI Trustee or the applicable SUBI Trustee, as the case may be, shall be directed in writing by the Trust Certificateholders under the UTI or related SUBI, respectively. If the applicable Trustee shall not have received instructions as above provided within twenty (20) days (or such shorter period as may have been specified in such notice if circumstances reasonably require) after mailing notice of such event to the Trust Certificateholders under the UTI or related SUBI, respectively, the applicable Trustee may, subject to instructions thereafter received pursuant to the preceding sentence, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect thereto as the Trustee shall deem advisable in the best interest of the Trust Certificateholders under the UTI or related SUBI, respectively. For all purposes of this Trust Agreement, in the absence of actual knowledge (as described in the next succeeding sentence), the applicable Trustee shall not be deemed to have knowledge of any Lease Default, Lease Event of Default or Event of Loss unless notified in writing by any Trust Certificateholders under the UTI or related SUBI, respectively, or the Lessee, except that if the Trustee is receiving and disbursing funds with respect to the Master Lease, the Trustee shall be deemed to have knowledge of a Lease Default or a Lease Event of Default upon the failure of the

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Lessee to pay any installment of Basic Rent within ten (10) days after the same shall become due. For purposes of this Trust Agreement, no Trustee shall be deemed to have actual knowledge of any Lease Default, Lease Event of Default or Event of Loss unless the same is actually known by an officer in the Corporate Trust Administration Department (or comparable department) of such Trustee.

SECTION 6.6. Take Certain Action Upon Instructions. Subject to the terms of Sections 6.5, 6.7, 6.8, 6.9 and 7.2 hereof and upon the written instruction at any time and from time to time of a majority of the Trust Certificateholders of a Portfolio (where more than one class of Trust Certificateholders of a Portfolio is affected, a majority of each such affected class shall instruct), the Trustee of such Portfolio shall take such of the following actions as may be specified in such instructions:

(a) give such notice or direction or exercise such right, remedy or power hereunder or under any of the Operative Documents to which such Trustee is a party, or in respect of all or any part of the applicable Portfolio as shall be specified in such instructions or take such other action (including, without limitation, such action to preserve or protect such Portfolio, as shall be specified in such instructions);

(b) approve as satisfactory to such Trustee or consent to all matters required by the terms of the Master Lease and other Operative Documents to be satisfactory to such Trustee or consented to by such Trustee; and

(c) after the expiration or early termination of the Master Lease, convey, at the expense of the Trust Certificateholders of the related UTI or SUBI to the extent not paid by the Lessee or another purchaser or any other Person, all of the Trust’s right, title and interest in and to the Sites or any part thereof for such amount, on such terms and to such purchaser or purchasers or other Person as shall be designated by such Trust Certificateholders in such instructions or retain, lease or otherwise dispose of, or from time to time take such other action with respect to, the Sites or any part thereof on such terms as shall be designated in such instructions.

SECTION 6.7. Limitation of Trustee’s Responsibilities. No Trustee shall be required to take any action under Section 6.5 or 6.6 hereof (other than the actions specified in the first sentence of Section 6.5 and the last sentence of Section 6.8) with respect to any Portfolio unless such Trustee is indemnified by the Trust Certificateholders of the affected UTI or SUBI Portfolio in manner and form reasonably satisfactory to such Trustee against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection with such action, other than any such liability, fee, cost or expense that results from (a) in the case of handling of funds, the failure to exercise the same degree of care and skill as is customarily exercised by similar institutions in the receipt and disbursement of moneys under similar circumstances, and (b) in all other cases, the willful misconduct or gross negligence of such Trustee; and, if a Certificateholder shall have directed such Trustee to take any such action or refrain from taking any action, such Certificateholder agrees to furnish such indemnity as shall be required and, in addition, to the extent not otherwise paid pursuant to the provisions of the Master Lease or of the Participation Agreement, to pay the reasonable compensation of such Trustee for the services performed or to be performed by it pursuant to such direction and any

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fees and disbursements of counsel or agents employed by such Trustee in connection therewith. No Trustee shall be required to take any action under Section 6.5 or 6.6 hereof with respect to any Portfolio, nor shall any other provisions of this Trust Agreement be deemed to impose a duty on any Trustee to take any action, if such Trustee shall reasonably determine, or shall have been advised by counsel, that such action with respect to the Trust Estate is contrary to the terms of this Trust Agreement or the applicable SUBI Supplement, or of any of the other Operative Documents to which such Trustee or the Trust is a party or is otherwise contrary to law, and such Trustee in such case shall deliver promptly to the Trust Certificateholders of such Portfolio written notice of the basis to its refusal to act.

SECTION 6.8. Management of the Trust Estate. No Trustee shall have any duty or obligation with respect to the Trust Estate to manage, control, use, sell, operate, store, lease, maintain, inspect, conduct or obtain any environmental study of, conduct any environmental cleanup of, dispose of or otherwise deal with, the Sites or any other part of the Trust Estate or otherwise to take or refrain from taking any action under or in connection with any Operative Document to which from time to time such Trustee or the Trust is or is to become a party with respect to the Sites, except as expressly provided by the terms of this Trust Agreement or the applicable SUBI Supplement, or as expressly provided in written instructions from the Trust Certificateholders of the respective Portfolio pursuant to Section 6.5 or 6.6 hereof, and no implied duties or obligations shall be read into this Trust Agreement against the Trustee. Notwithstanding the foregoing provisions of this paragraph, each Trustee agrees that it will, in its individual capacity and at its own cost and expense, promptly take all action as may be necessary to discharge any Lessor’s Liens arising by, through or under it in its individual capacity on any part of the Trust Estate which arose from any act of, or claim against it, but not resulting from or related to the transactions contemplated by the Operative Documents.

SECTION 6.9. Certain Statutory Trust Covenants of the Trustees. Until the Trust Estate shall have been terminated in accordance with Article XI, the Trustees shall, and will cause the Trust Estate to (but only to the extent that the Trustees are expressly and specifically required to act hereunder):

(a) observe all procedures required by, and comply with the requirements and limitations of, the certificate of trust filed pursuant to Section 3810(a) of the Statutory Trust Statute and this Trust Agreement as the “governing instrument” (as such term is defined in Section 3801(d) of the Statutory Trust Statute) in respect of the Trust Estate;

(b) maintain the Trust’s existence in good standing as a “statutory trust” (as such term is defined in Section 3801(a) of the Statutory Trust Statute);

(c) act solely in the name of the Trust in the conduct of the Trust permitted activities;

(d) hold the Trust out to the public (including to any creditors of the Trust Estate) under the Trust’s name as an entity separate and distinct from the U.S. Bank Trust National Association, the Owner Participant, the UTI Trustee, any SUBI Trustee, and any holder of the UTI Certificate or SUBI Certificate;

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(e) conduct the business of the Trust solely in the name of the Trust and not so as to mislead others as to the separate identities of the Trust Estate, U.S. Bank Trust National Association, the Owner Participant, the UTI Trustee, any SUBI Trustee, and any holder of the UTI Certificate or SUBI Certificate and, without limiting the foregoing, make any written communications solely in the name of the Trust or Trustee on the Trust’s behalf, or the holder of the UTI Certificate or SUBI Certificate, if they relate to the Trust Estate, and solely in the individual name of the Trustee if they relate to the Trustee in its individual capacity;

(f) maintain the Trust’s records and books of account correctly and separately from those of the Trustee in its individual capacity and the Trust Certificateholders and, subject to Section 13.4 hereof, not commingle the Trust Estate with the assets of the Trustee in its individual capacity or the Trust Certificateholders;

(g) maintain any financial statements of the Trust Estate separate and distinct from those of the Trustee in its individual capacity and the Trust Certificateholders and, unless Applicable Law otherwise requires, file any tax returns of the Trust separate from any tax returns of the Trustee in its individual capacity and the Trust Certificateholders; and

(h) maintain the Trust’s certificate of trust, this Trust Agreement and any other governing instrument in respect of the Trust Estate as official records of the Trust.

ARTICLE VII

CONCERNING THE TRUSTEE

SECTION 7.1. Standard of Care. Each Trustee accepts the trusts hereby created and agrees to perform the same but only upon the terms of this Trust Agreement. No Trustee shall be answerable or accountable to the Owner Participant, the holder of the UTI Certificate or the holder of any SUBI Certificates, under any circumstances except that each Trustee, in its individual capacity, shall be liable (i) in the case of handling funds, for failure to exercise the same degree of care and skill as is customarily exercised by similar institutions in the receipt and disbursement of moneys under similar circumstances, and, in all other cases, for its failure to perform the express terms hereof or otherwise or for its own willful misconduct or gross negligence, (ii) for liabilities that may result from the inaccuracy of any representation or warranty of such Trustee made in its individual capacity in any Operative Document or from the failure of such Trustee to perform the agreements contained in the last sentence of Section 6.8 hereof (or expressly undertaken by it, in its individual capacity, in any other Operative Documents) and (iii) for any taxes, charges or fees payable by such Trustee for fees, compensation or commissions received by such Trustee for acting as trustee or for services rendered in connection with the transactions contemplated hereby.

SECTION 7.2. No Duties of Maintenance, Etc. Except in accordance with written instructions furnished by the Trust Certificateholders of a Portfolio pursuant to Section 6.5 or 6.6 hereof or except as otherwise provided in Section 6.9 or the last sentence of Section 6.8 hereof, a Trustee shall have no duty with respect to the Trust Estate (i) to see to any recording or filing of this Trust Agreement, any other Operative Document, any other instrument or document described in this Trust Agreement, any supplement to any thereof or any Lien or to see to the

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maintenance of any such documentation, recording or filing, (ii) to see to any insurance on the Sites or any other part of the Trust Estate or to effect or maintain any such insurance, other than to receive and forward to the Trust Certificateholders of such Portfolio, any notices, policies, certificates, cover notes or binders furnished to the Trustee pursuant to the Participation Agreement or the Master Lease, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien of any kind owing with respect to, assessed or levied against, any part of the Trust Estate or make or prepare any reports or returns related thereto, or, except as required by the Operative Documents, upon the request of the Trust Certificateholders of such Portfolio or the Lessee and pursuant to specific instructions, to execute and/or file any such reports or returns provided to it in execution form, provided that if any Certificateholder or the Lessee shall instruct the Trustee to prepare any tax returns in connection with the Sites, the Trustee shall cooperate with such Certificateholder or the Lessee in carrying out such instructions at the expense of such Trust Certificateholder, (iv) to confirm, verify or inquire into the failure of the Lessee to send any reports or financial statements of the Lessee, (v) to inspect the Sites at any time or ascertain or inquire as to the performance or observance of the covenants of the Lessee or any other Person under the Operative Documents with respect to the Sites or (vi) to approve as satisfactory to it or consent to any matter required by the terms of the Operative Documents or of any other instrument or document executed and delivered by the Trustee pursuant to Article I hereof to be satisfactory to the Trustee or consented to by the Trustee. Notwithstanding the foregoing, the Trustee shall furnish at the request of the Trust Certificateholders of the affected Portfolio, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Trustee under the Operative Documents to the extent that any of the same shall not state on its face or otherwise that it has been previously furnished directly to such Person. The Trustee shall not incur any liability for furnishing such duplicates or copies to any Trust Certificateholders who are subsequently determined not to be Trust Certificateholders of the affected Portfolio, as long as such action does not constitute Trustee’s gross negligence or willful misconduct.

SECTION 7.3. Representations and Warranties. EACH TRUSTEE, AS TRUSTEE AND IN ITS INDIVIDUAL CAPACITY, HEREUNDER MAKES (i) NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE SITES OR ANY PART THEREOF, OR AS TO THE TITLE THERETO, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE SITES WHATSOEVER, except that each applicable Trustee (not in its individual capacity but solely as trustee) hereby represents and warrants to all Trust Certificateholders, in the case of the Owner Trustee, or the Trust Certificateholders of the UTI Portfolio, in the case of the UTI Trustee, or the Trust Certificateholders of the respective SUBI Portfolio, in the case of a SUBI Trustee, that (1) such Trustee shall receive whatever title is conveyed to it by the vendors of the Sites and (2) the Sites shall at all times be free of Lessor’s Liens caused by or relating to such Trustee or resulting from any claims against such Trustee, and (ii) no representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any of the instruments or documents described herein or as to the correctness of any statement contained in any thereof or the due creation or perfection of any Lien purported to be created by any thereof, except (A) to the extent any representation, warranty or statement is expressly made therein or in any written certificate delivered pursuant thereto by such Trustee and (B) that such Trustee hereby represents and

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warrants to the Trust Certificateholders that this Trust Agreement has been, and (assuming due authorization, execution and delivery by the Owner Participant, the holder of the UTI Certificate and the holders of SUBI Certificates of this Trust Agreement or any supplement thereto, as the case may be) each document described in Article I hereof or in any SUBI Supplement to be entered into or accepted by such Trustee has been, or at the time of execution and delivery of any such document by such Trustee hereunder or pursuant to the terms of the Participation Agreement will be, executed and delivered or accepted by, or on behalf of, such Trustee by one of its officers who is, or at the time of execution and delivery or acceptance was or will be, duly authorized to execute and deliver or accept such documents on behalf of such Trustee.

SECTION 7.4. Reliance on Writings, Use of Agents, Etc. No Trustee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, telegram, order, certificate, report, opinion, bond or other document or paper believed by it in good faith to be genuine and believed by it in good faith to be signed or sent by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Trust Certificateholders or the Lessee mentioned herein or in any of the Operative Documents to which such Trustee is a party, shall be sufficiently evidenced by written instruments signed by a Responsible Officer of the Trust Certificateholders or the Lessee, as the case may be. Each Trustee may accept in good faith without investigation as to the facts or matters contained therein, a copy of a resolution of the Board of Directors or the Executive Committee, if any, of the Lessee or of the Trust Certificateholders certified by a Responsible Officer of the Lessee or the Trust Certificateholders as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by such Board of Directors or Executive Committee and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, a Trustee may for all purposes hereof rely on a certificate, signed by a Responsible Officer of the Lessee or of the Trust Certificateholders of any Portfolio as the case may be, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the performance of its duties hereunder, a Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the applicable Portfolio, consult with counsel, accountants and other skilled persons to be selected and employed by it or them, and such Trustee shall not be liable for anything done, suffered or omitted by it or them, as applicable, in good faith in accordance with the advice or opinion of any such counsel, accountants or other skilled persons and such Trustee shall not be liable for the negligence of any such agent, attorney, counsel, accountant or other skilled person appointed by it or them, as applicable, in good faith.

SECTION 7.5. Trustee Liability. (a) The Trustees accept the trusts hereby created and agree to perform their duties hereunder with respect to the same but only upon the terms of this Trust Agreement and any SUBI Supplement, if applicable. Except as provided in Section 7.1, the Trustees shall not be personally liable under any circumstances, except for their own willful misconduct or gross negligence. In particular, but not by way of limitation:

(i) No Trustee shall be personally liable for any error of judgment made in good faith by an officer, employee or agent of such Trustee;

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(ii) No provision of this Trust Agreement, or any SUBI Supplement, if applicable, shall require any Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or duties hereunder, if such Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(iii) Under no circumstance shall any Trustee be personally liable for any representation, warranty, covenant or indebtedness of the Trust;

(iv) The Trustees shall not be personally responsible for or in respect of the genuineness, form or value of the Trust property, the validity or sufficiency of this Trust Agreement or for the due execution hereof by the settlor and Initial Beneficiary;

(v) All funds deposited with a Trustee hereunder may be held in a non-interest bearing trust account and such Trustee shall not be liable for any interest thereon or for any loss as a result of the investment thereof at the direction of any Person; and

(vi) To the extent that, at law or in equity, a Trustee has duties and liabilities relating thereto to the settlor, the Initial Beneficiary, any Trust Certificateholder or the Trust, such Person agrees that such duties and liabilities are replaced by the terms of this Trust Agreement and the applicable SUBI Supplement.

(b) Notwithstanding anything contained herein to the contrary, neither U.S. Bank Trust National Association nor any Trustee shall be required to take any action in any jurisdiction other than the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware, (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivision thereof in existence becoming payable by U.S. Bank Trust National Association, or (iii) subject U.S. Bank Trust National Association to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by U.S. Bank Trust National Association or any Trustee, as the case may be, contemplated hereby.

ARTICLE VIII

EFFECT OF SALES BY TRUSTEE

SECTION 8.1. Effect of Sales by Trustee. Any sale of all or any part of the Trust Estate by the Trustee or its agent or agents in compliance with the provisions of this Trust Agreement shall with respect to the Trust Estate bind the Trust Certificateholders and shall be effective for the benefit of the purchasers thereof and their respective successors and assigns to divest and transfer all right, title and interest of the Trustee in the property so sold, and no such purchasers shall be required to inquire as to compliance by the Trustee with any of the terms of this Trust Agreement or to see to the application of any consideration paid for such property.

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ARTICLE IX

RESIGNATION AND REMOVAL OF TRUSTEE; APPOINTMENT

OF SUCCESSORS; CO-TRUSTEE

SECTION 9.1. Resignation; Successor Trustee. (a) The Owner Trustee or any successor may resign at any time without cause by giving at least thirty (30) days’ prior written notice to all Trust Certificateholders and (as long as any lease between Lessee and any Lessor remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) the Lessee, such resignation to be effective upon the acceptance of appointment of a successor trustee as hereinafter provided. In addition, the holders of all of the UTI Certificates and the holders of all of the SUBI Certificates may at any time remove the Owner Trustee with or without cause by an instrument in writing, delivered to the Owner Trustee and (as long as any lease between Lessee and any Lessor remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) the Lessee, such removal to be effective upon the acceptance of appointment by the successor trustee as hereinafter provided. In the case of the resignation or removal of the Owner Trustee, the holders of all of the UTI Certificates and the holders of all of the SUBI Certificates shall appoint a successor trustee or trustees (reasonably satisfactory to Lessee, as long as any lease between Lessee and any Lessor remains in force and effect and no Lease Event of Default, or Lease Default has occurred and is continuing) by an instrument signed by the holders of all of the UTI Certificates and the holders of all of the SUBI Certificates. If all of the Trust Certificateholders shall not have appointed a successor trustee or trustees pursuant to the preceding sentence within thirty (30) days after such resignation or removal, the Owner Trustee shall continue as Owner Trustee and may apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor or successors shall have been appointed by the holders of all of the UTI Certificates and the holders of all of the SUBI Certificates as above provided; any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee thereafter appointed by the Trust Certificateholders. Notwithstanding the foregoing provisions of this paragraph, if the fees and expenses payable to the Owner Trustee as provided in Section 5.3 hereof are not paid, the Owner Trustee may resign by giving at least sixty (60) days’ prior written notice to the holders of all of the UTI Certificates and the holders of all of the SUBI Certificates and (as long as any lease between Lessee and any Lessor remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) the Lessee and shall not be required nor suffer any liability for failing to await the appointment of a successor trustee or trustees.

A successor owner trustee hereunder shall be deemed an Owner Trustee for all purposes hereof, and each reference herein to such Owner Trustee shall thereafter be deemed to include such successor.

(b) The UTI Trustee or any successor may resign at any time without cause by giving at least thirty (30) days’ prior written notice to the UTI Certificateholders and (as long as the Master Lease (as defined with respect to the UTI Portfolio only) remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) the Lessee, such resignation to be effective upon the acceptance of appointment of a successor trustee as

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hereinafter provided. In addition, the holders of the UTI Certificates may at any time remove the UTI Trustee with or without cause by an instrument in writing, delivered to the UTI Trustee and (as long as the Master Lease (as defined with respect to the UTI Portfolio only) remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing), the Lessee such removal to be effective upon the acceptance of appointment by the successor trustee as hereinafter provided. In the case of the resignation or removal of the UTI Trustee, the holders of the UTI Certificates shall appoint a successor trustee or trustees (reasonably satisfactory to Lessee, as long as the Master Lease (as defined with respect to the UTI Portfolio only) remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) by an instrument signed by the holders of the UTI Certificates. If the UTI Certificateholders shall not have appointed a successor trustee or trustees within thirty (30) days after such resignation or removal, the UTI Trustee shall continue as UTI Trustee and may apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor or successors shall have been appointed by the holders of the UTI Certificates as above provided; any successor UTI Trustee so appointed by such court shall immediately and without further act be superseded by any successor UTI Trustee thereafter appointed by the UTI Certificateholders. Notwithstanding the foregoing provisions of this paragraph, if the fees and expenses payable to the UTI Trustee as provided in Section 5.3 hereof are not paid, the UTI Trustee may resign by giving at least sixty (60) days’ prior written notice to the holders of the UTI Certificates and (as long as the Master Lease (as defined with respect to the UTI Portfolio only) remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) the Lessee and shall not be required nor suffer any liability for failing to await the appointment of a successor trustee or trustees.

A successor trustee hereunder shall be deemed a UTI Trustee for all purposes hereof, and each reference herein to such UTI Trustee shall thereafter be deemed to include such successor.

(c) Any SUBI Trustee or any successor may resign at any time without cause by giving at least thirty (30) days’ prior written notice to the applicable SUBI Series Certificateholders and (as long as the Master Lease (as defined in the applicable SUBI Supplement) remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) the Lessee, such resignation to be effective upon the acceptance of appointment of a successor trustee as hereinafter provided. In addition, the holders of all of the applicable SUBI Certificates may at any time remove the applicable SUBI Trustee with or without cause by an instrument in writing, delivered to the applicable SUBI Trustee and (as long as the Master Lease (as defined in the applicable SUBI Supplement) remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) the Lessee, such removal to be effective upon the acceptance of appointment by the successor trustee as hereinafter provided. In the case of the resignation or removal of the SUBI Trustee, the holders of the applicable SUBI Certificates, as the case may be, shall appoint a successor trustee or trustees (reasonably satisfactory to Lessee, as long as the Master Lease (as defined in the applicable SUBI Supplement) remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) by an instrument signed by the holders of the applicable SUBI Certificates, as the case may be. If the applicable SUBI Certificateholders, as the case may be, shall not have appointed a successor trustee or trustees within thirty (30) days after such

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resignation or removal, the applicable SUBI Trustee shall continue as such SUBI Trustee and may apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor or successors shall have been appointed by the applicable holders of SUBI Certificates, as the case may be, as above provided; any successor SUBI Trustee so appointed by such court shall immediately and without further act be superseded by any successor SUBI Trustee thereafter appointed by the applicable SUBI Certificateholders. Notwithstanding the foregoing provisions of this paragraph, if the fees and expenses payable to the SUBI Trustee as provided in the applicable SUBI Supplement are not paid, the SUBI Trustee may resign by giving at least sixty (60) days’ prior written notice to the holders of the applicable SUBI Certificates, as the case may be, and (as long as the Master Lease (as defined in the applicable SUBI Supplement) remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) the Lessee shall not be required nor suffer any liability for failing to await the appointment of a successor trustee or trustees.

A successor trustee hereunder shall be deemed a SUBI Trustee for all purposes hereof, and each reference herein to such SUBI Trustee shall thereafter be deemed to include such successor.

All notices provided pursuant to this Section 9.1 shall simultaneously be provided to the PBGC so long as the PPPFA remains in effect.

SECTION 9.2. Acceptance of Appointment. Any successor trustee, whether appointed by a court or by the applicable Certificateholder, shall execute and deliver to its predecessor Trustee an instrument reasonably satisfactory to such predecessor Trustee accepting such appointment and shall give the applicable Certificateholder and (as long as the Master Lease or any other lease between Lessee and any Trustee remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) the Lessee, notice of such acceptance, and thereupon such successor trustee, without further act, shall with respect to the Trust become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named as a Trustee herein; but nevertheless upon the written request of such successor trustee such predecessor Trustee shall execute and deliver an instrument reasonably satisfactory to such successor trustee transferring to such successor trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor trustee any property or monies then held by such predecessor Trustee upon the trusts herein expressed. Upon the appointment of any successor Trustee hereunder, the predecessor Trustee, pursuant to written instructions of the applicable Certificateholder, will execute all documents and take all reasonable actions within its control in order to cause title to the Trust Estate or applicable portion thereof to be transferred to the successor trustee.

SECTION 9.3. Qualification of Successor Trustee. Any successor to a Trustee, however appointed, shall be a bank or trust company organized under the laws of the United States or any jurisdiction thereof having a combined capital and surplus of at least $100,000,000 and (as long as the Master Lease or any other lease between Lessee and any Trustee remains in force and effect and no Lease Event of Default or Lease Default has occurred and is continuing) reasonably acceptable to the Lessee, if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms.

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SECTION 9.4. Merger of Trustee. Any corporation into which the institution acting as a Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from or surviving any merger, conversion or consolidation to which the institution acting as Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the institution acting as Trustee may be transferred, shall, subject to the terms of this Article, succeed to the Trustee’s position as Trustee under this Trust Agreement without any further act. The Trustee shall give written notice to the Security Trustee of any merger, consolidation, conversion or other similar act that results in a change of name of such Trustee.

SECTION 9.5. Status of Successor Trustee. A successor trustee shall have the same duties, powers and discretion conferred herein on the predecessor Trustee. A successor trustee may accept the assets of the Trust Estate delivered to it by its predecessor Trustee as constituting the entire assets of the Trust Estate and shall not be required to take any action to determine what constitutes the Trust Estate or to obtain possession of any assets thereof or to investigate any acts, omissions or misconduct of its predecessor Trustee.

SECTION 9.6. Co-Trustee. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate hereunder may at the time be located, each Trustee shall have power to appoint one or more persons (who may be officers of such Trustee) or institutions to act as co-trustee, jointly with such Trustee or separately from such Trustee at the direct instruction of the holders of the UTI Certificate or the SUBI Certificates, as the case may be, in either case as required by applicable state law, of all or any part of the Trust Estate hereunder, or of any property constituting part thereof, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in the capacity as aforesaid, any property, title, right or power deemed necessary or desirable. All provisions of this Trust Agreement which are for the benefit of a Trustee shall extend to and apply to each co-trustee appointed pursuant to the foregoing provisions of this Section, including, without limitation, Section 5.2 hereof, which provides for indemnification of such Trustee by the respective Trust Certificateholders.

SECTION 9.7. No Petition.

(a) Each of the Trustees, the Initial Beneficiary, the Trust Certificateholders and each holder and pledgee of any beneficial interest in the Trust, in consideration of the transactions contemplated by this Trust Agreement, hereby covenants and agrees with the others that, prior to the date which is one year and one day after the termination of each and every Series of the Trust, it will not institute against, or join any other Person in instituting against, the Trust, the Undivided Trust Interest, the UTI Assets or any SUBI, SUBI Portfolio or SUBI Assets, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. With respect to each SUBI Supplement to this Trust Agreement, notwithstanding the second sentence of Section 4.2(b) and Section 11.5(a) hereof, each SUBI Supplement shall contain the comparable covenant of the applicable SUBI Series Certificateholders and the applicable SUBI Series Certificateholders will cause each applicable lender, agent and

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indenture trustee to execute and deliver a comparable covenant. This Section 9.7 shall survive the termination of this Trust Agreement or the resignation or removal of any Trustee under this Trust Agreement.

(b) To the fullest extent permitted by law, no bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any Federal or state bankruptcy, insolvency or similar law shall be instituted or joined in by the Trust without the unanimous consent of (i) all Trustees and Certificateholders hereunder and (ii) so long as the PPPFA remains in effect, the PBGC. A SUBI Trustee shall not so consent unless directed in writing to do so by the holder of the applicable SUBI, the UTI Trustee shall not so consent unless directed in writing to do so by the holder of the UTI Certificate and the Owner Trustee shall not so consent unless directed in writing to do so by all of the Trust Certificateholders.

SECTION 9.8. Change of Trustee/Massachusetts. Upon any change of Trustee, the successor trustee shall record a notice of the change in trustee and the appointment of the successor trustee in the land records in any county in Massachusetts where any Sites are located.

ARTICLE X

TRANSFER OF TRUST CERTIFICATEHOLDER’S INTEREST

SECTION 10.1. Restrictions on Transfer or Assignment. Each Trust Certificateholder agrees that:

(a) Each Trust Certificateholder may, at any time after the execution and delivery of this Trust Agreement, and to the extent not prohibited by the PPPFA, assign, convey or otherwise transfer (herein referred to as an assignment) all or any portion of its right, title or interest hereunder with respect to the trusts created hereby or the Trust Estate to (i) any Affiliate of such Trust Certificateholder, (ii) any other Trust Certificateholder or any Affiliate of any such other Trust Certificateholder, or (iii) with the consent of the Lessee, to any other Person; provided, however, that (A) each assignment or transfer shall comply with all applicable securities laws, and (B) no consent of the Lessee shall be required after an Event of Default shall have occurred and be continuing. Each assignee or transferee acknowledges that the obligations to be performed from and after the date of such transfer or assignment under this Trust Agreement and all other Operative Documents are its obligations, including the obligations imposed by this Section 10.1(a) and further represents and warrants to each Trust Certificateholder, each Trustee and the Lessee as set forth in Section 6 of the Participation Agreement and that:

(1) it is a “domestic corporation” within the meaning of Code section 7701(a) that is either an Affiliate of the assignor (in which case, unless such Affiliate shall otherwise qualify as an Institutional Investor, the assignor shall remain secondarily liable for the obligations so assigned) or an Institutional Investor;

(2) it shall execute and deliver an assignment and assumption agreement in the form attached to the Participation Agreement as Exhibit C

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whereby such assignee agrees to be bound by all of the terms and provisions of, and to assume and confirm all of the obligations of the assignor under, the Trust Agreement and each other Operative Document to the extent of the interest assigned;

(3) it has a net worth or combined capital and surplus of not less than $50,000,000 (or shall provide a guaranty of its obligations under the Operative Documents from a Person which has such a net worth or combined capital and surplus);

(4) it has the requisite power and authority to accept such assignment or transfer;

(5) it will not transfer any interest in the Trust Estate unless the proposed transferee makes the foregoing representations and covenants;

(6) it will not take any action with respect to such interest in the Trust Estate that would violate any applicable securities laws;

(7) it will not assign or transfer any interest in the Trust Estate except in compliance with this Article X and Section 3 (b)(1) of the Participation Agreement.

(8) it shall satisfy substantially all of the provisions contained in sections 3, 6, 7, and 9 of the Amended and Restated Certificate of Incorporation of the Owner Participant.

(b) Upon any such assignment, the transferor or assignor shall be released from its obligations hereunder and under the other Operative Documents to the extent of the interest transferred (except as specified above).

(c) Notwithstanding anything to the contrary herein contained, no transferee or assignee of any UTI Certificateholder during the Lease Term may be a Competitor of Sears, Roebuck and Co. or an Affiliate of a Competitor. The term Competitor shall mean, at any date, a Person engaged in (a) retailing of mass merchandise and related services to the general public and/or foreigners, (b) retail food distribution, (c) wholesale membership clubs, wholesale distribution of food, mass and/or general merchandise, unless such wholesale distribution is of products manufactured by such person or its affiliate, and/or (e) import/export and/or storage activities ancillary to the activities of (a) through (d) above or competitor in other significant business of Lessee as specified in good faith by Lessee from time to time.

(d) Notwithstanding anything to the contrary herein contained no assignee (or Affiliate thereof) during the Lease Term may be (a) a party to any material litigation or arbitration (whether as a plaintiff or a defendant) with the Lessee or any of its Affiliates which is material to the Lessee or such Affiliate, respectively or (b) attempting a hostile takeover of the Lessee or any of its Affiliates.

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(e) The provisions of this Article X shall apply whether the assignment is direct or accomplished indirectly through a transfer of stock of other interests, except in connection with any sale, merger, consolidation or similar event with respect to the Trust Certificateholders or any shareholder or other equity holder of interests in the Trust Certificateholder or any successor or any permitted assignee or any direct or indirect owner of any interest in any thereof.

(f) No assignment shall in any way increase the amount of liability for any indemnity under the Operative Documents that the Lessee may be exposed to over the amount of liability that would have been incurred had such Assignment not occurred or result in any modifications to the Operative Documents adverse to the Lessee.

(g) Notwithstanding anything to the contrary herein contained, no transfer or assignment shall be permitted if it will violate Section 4.6 of this Trust Agreement.

SECTION 10.2. Notice of Transfer. If a proposed transfer or assignment requires consent, the transferring Trust Certificateholder shall give ten (10) Business Days’ prior written notice specifying the name and address for notice of the proposed transferee or assignee to the applicable Trustee and, as long as no Event of Default shall have occurred and be continuing, the Lessee.

The transferor, assignor, transferee or assignee shall pay all fees, expenses, disbursements and costs (including, without limitation, legal and other professional fees and expenses) incurred by the Trustees and (unless an Event of Default under the Master Lease has occurred and is continuing) the Lessee in connection with any assignment pursuant to this Article X.

ARTICLE XI

TERMINATION OF AND AMENDMENT TO TRUST

SECTION 11.1. Dissolution. (a) Notwithstanding any other provision of this Trust Agreement to the contrary, and any provision of law that otherwise so empowers the Trust, the Trust shall not, so long as any, indebtedness secured by any Mortgage on the Sites remains outstanding or the PPPFA remain in effect, without (i) the consent of the lender of such indebtedness, (ii) the unanimous affirmative consent of the Trust Certificateholder (including the consent of the Independent Director, if, at such time, the Trust Certificateholder is required by its certificate of incorporation to have an independent director), and (iii) the affirmative written consent of the PBGC: (a) dissolve, terminate or liquidate or consolidate or merge with or into any Person, or transfer the assets of the Trust, or cause the Limited Partnership or the General Partner to dissolve, terminate or liquidate or consolidate or merger with or into any Person, (b) approve any act as a result of which the Trust, the Limited Partnership or the General Partner would be involved in any Bankruptcy Action; (c) cause the Trust, the Limited Partnership or the General Partner to engage in any business or activity other than as set forth in its Certificate of Incorporation, Articles of Organization or Operating Agreement or Certificate of Limited Partnership, Certificate of Formation or Agreement of Limited Partnership (or any successor agreement thereto, however designated); (d) incur or assume any indebtedness, or cause the

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Limited Partnership or the General Partner to incur or assume any indebtedness, except such indebtedness which is permitted pursuant to Section 2.1(c) of this Trust Agreement; or (e) amend this Trust Agreement to change, modify or delete any provisions therein similar to those set forth in this Section so as to jeopardize the Trust’s qualification as the equivalent of a single purpose entity. Subject to the foregoing, the Trust reserves the right to amend, alter, change or repeal any provision contained in this Trust Agreement, in the manner now or hereafter prescribed by statute, and all rights conferred herein are granted subject to this reservation.

(b) As used herein, the term Bankruptcy Action means:

(i) The commencement of any case or proceeding in respect of the Trust under any federal or state law relating to bankruptcy, insolvency, reorganization or relief of debtors;

(ii) The institution of any proceedings to have the Trust adjudicated as bankrupt or insolvent;

(iii) The consent to the institution of bankruptcy or insolvency proceedings against the Trust;

(iv) The filing of a petition, or the consent to a petition, seeking reorganization, arrangement, adjustment, winding up, dissolution, composition, liquidation or other relief of the Trust’s debts under any federal or state law relating to bankruptcy;

(v) The seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or custodian for the Trust or for all or substantially all of its or any of its properties; or

(vi) The making of an assignment for the benefit of the creditors of the Trust; or

(vii) The taking by the Trust of any action in furtherance of any of the foregoing.

SECTION 11.2. Termination of Trust Agreement. This Trust Agreement and the Trust created hereby shall dissolve and wind up and the Trust Estate shall, subject to the Participation Agreement and Article VI of this Trust Agreement, be distributed to the Trust Certificateholders, as their interests may appear, and this Trust Agreement shall be of no further force or effect and the Trust shall terminate upon the sale or other final disposition by the Trustees of all property constituting part of the Trust Estate and the final distribution by the Trustees of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms of Article VI hereof.

SECTION 11.3. Termination Upon Election After Lease Term. The provisions of Section 11.1 hereof notwithstanding, this Trust Agreement and the trust created hereby shall terminate and the Trust Estate shall be distributed to the Trust Certificateholders, as their

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interests may appear, and this Trust Agreement shall be of no further force and effect, upon the election of all of the Trust Certificateholders by notice to the Trustees, if such notice shall be accompanied by the written agreement of all Trust Certificateholders assuming, respectively, all the obligations of the Trust and Trustee under or contemplated by the Operative Documents to which the Trust or Trustee is a party and all other obligations of the Trust or Trustee incurred hereunder (other than obligations set forth in clauses (i) through (iii) of the second sentence of Section 7.1 hereof); provided, that no such election shall be effective without the prior written consent of PBGC so long as the PPPFA remains in effect, and the Lessee, as long as the Lease Term as to any Site remains in effect and no Lease Event of Default shall have occurred and be continuing. Any such written agreement shall be reasonably satisfactory in form and substance to the Trustee, the Trust Certificateholders and the Lessee (as long as the Lease Term as to any Site remains in effect and no Lease Event of Default shall have occurred and be continuing) and shall release the Trustee from all further obligations of the Trustee hereunder and under the Operative Documents.

SECTION 11.4. Distribution of the Trust Estate Upon Termination. Upon any termination of the Trust pursuant to the provisions of Section 11.1 or 11.2 hereof, the Trustee shall transfer title to each portion of the Trust Estate to the respective Trust Certificateholders or their designee by a bill of sale or deed (or other additional instrument as may be necessary pursuant to Applicable Law) without recourse or warranty of any kind, except that the Trustee shall represent and warrant that the Trust Estate is free and clear of all Lessor’s Liens attributable to the Trustee in its individual or trust capacity and not resulting from or arising out of the transactions contemplated by the Operative Documents, and, upon making such transfer and accounting for all funds which have come into its hands, the Trustee shall be discharged and free of any further liability hereunder with respect to the trusts created hereby, except such liability, not payable out of the assets of the Trust Estate, as may be shown then to exist in accordance with the other provisions of this Trust Agreement.

SECTION 11.5. Certificate of Cancellation. Upon termination of the Trust and satisfaction of all requirements and obligations of this Trust Agreement in accordance with the provisions hereof, the Owner Trustee is authorized to file a Certificate of Cancellation and other related documents with the Secretary of State of Delaware.

SECTION 11.6. Supplements and Amendments to this Trust Agreement and Other Documents.

(a) Subject to Section 13.19 hereof, at any time and from time to time, (i) the Owner Trustee, together with all Trust Certificateholders, may execute and deliver an amendment or a supplement to this Trust Agreement for the purpose of adding provisions to or changing or eliminating provisions of this Trust Agreement as specified in such a request, and (ii) upon the written request of all of the Trust Certificateholders, the Owner Trustee shall enter into such written amendment of or supplement to any of the other documents referred to herein as such Trust Certificateholders may agree to (to the extent such agreement is required) and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of any such other document as may be specified in such request.

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(b) Subject to Section 13.19 hereof, at any time and from time to time, (i) the Trustee of a Series, together with all affected Trust Certificateholders of such Series, may execute and deliver an amendment or a supplement to this Trust Agreement to the extent, but only to the extent, that it relates to such Series and does not affect any other Series, for the purpose of adding provisions to or changing or eliminating provisions of this Trust Agreement and the respective Series as specified in such a request, and (ii) upon the written request of all of the Trust Certificateholders of a Series, the Trustee for such Series shall enter into such written amendment of or supplement to any of the other documents referred to herein as such Trust Certificateholders may agree to (to the extent such agreement is required) and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of any such other document as may be specified in such request.

(c) Prior to executing any document required to be executed by it pursuant to the terms of Section 11.5(a) hereof, any Trustee shall be entitled to receive an opinion of counsel to the effect that the execution of such document is authorized hereunder. If, in the opinion of such Trustee, any such document adversely affects any right, duty, immunity or indemnity in favor of such Trustee hereunder, or under any other Operative Document to which such Trustee is a party, such Trustee may in its discretion decline to execute such document.

(d) No written request pursuant to Section 11.5(a) hereof shall be required to enable such Trustee to enter into amendments or supplements the execution of which is authorized by Section 1.2 hereof.

(e) Notwithstanding Section 11.5(a) hereof, no Trustee shall execute any amendment which amends Section 10.1, 11.1 or 11.2 without the consent of the Lessee, as long as the Lease Term as to any Site remains in effect and no Lease Event of Default shall have occurred and be continuing.

SECTION 11.7. Limitations on Rights of Others. Except as expressly set forth in Sections 10.1, 11.1, 11.2, and 11.5(d) hereof and the other Operative Documents, nothing in this Trust Agreement, whether express or implied, shall be construed to give to any Person other than the Trustee and the Trust Certificateholders any legal or equitable right, remedy or claim under or in respect of this Trust Agreement, any covenants, conditions or provisions contained herein or in the Trust Estate, all of which are and shall be construed to be for the sole and exclusive benefit of the Trustee and the Trust Certificateholders.

SECTION 11.8. Termination of UTI Series or SUBI Series. The UTI Series of the Trust or any SUBI Series of the Trust may be terminated upon the election of all of the UTI Certificateholders or all of the respective SUBI Certificateholders, as the case may be, without affecting or terminating any other remaining Series of the Trust; provided, that no such election shall be effective without the prior written consent of the Lessee as long as the Lease Term as to any Site which is an asset of such Series remains in effect and no Lease Event of Default shall have occurred and be continuing with respect thereto. Such termination shall be effected in accordance with Sections 11.1, 11.2 and 11.3 mutatis mutandis.

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ARTICLE XII

TRUST CERTIFICATES

SECTION 12.1. Intentionally Omitted.

SECTION 12.2. Pledge of Rights to Distributions. The Owner Participant and any Trust Certificateholder may participate, pledge, encumber or hypothecate all or any part of its right, title or interest hereunder. Any such participation, pledge, encumbrance or hypothecation shall not constitute a transfer or assignment of an ownership interest in the Trust. Unless the foreclosure of any such participation, pledge, encumbrance or hypothecation is registered in accordance with Section 4.3 hereof, such foreclosure shall not constitute a transfer of an ownership interest in the Trust and the holder of the related trust certificate following such foreclosure shall not be entitled to any rights as an owner under this Trust Agreement, other than the right to receive distributions under this Trust Agreement as contemplated by the first sentence of this Section.

SECTION 12.3. Intentionally Omitted.

ARTICLE XIII

MISCELLANEOUS

SECTION 13.1. Entire Agreement. This Trust Agreement embodies the entire agreement and understanding between the Trust Certificateholders and the Trustees relating to the subject matter hereof and of the trusts created pursuant hereto and upon execution and delivery of this Trust Agreement will supersede any prior agreements and understandings relating to the trusts created hereby.

SECTION 13.2. Distributions. All money paid or payable to the Trust shall be allocated to the applicable UTI or SUBI Portfolio and such amounts in excess of the amount due under the Mortgage Loan shall be distributed by the Trustee to, or as directed by, the Trust Certificateholders.

SECTION 13.3. Transfer. The Trust shall not be restricted from enforcing, assigning, distributing, canceling, waiving, or otherwise amending or modifying the Demand Note or any other evidence of indebtedness permitted by Section 2.1(c)(12).

SECTION 13.4. Capitalization Note Termination. If at any time a Site Lease is terminated as to any particular Site and the related Mortgage Loan is paid in full, the portion of the related Capitalization Demand Note (OP) with respect to such Site may be cancelled upon the request of the maker of such note.

SECTION 13.5. Notices. All communications, demands, notices and consents provided for herein shall be given in writing (either by certified or registered mail with return receipt requested, by reputable overnight courier, by personal delivery or by telecopier) addressed: (i) if to the Initial Beneficiary, at c/o Sears Law Department, 6th Floor, 3333 Beverly Road, Hoffman

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Estates, Illinois 60176, Attention: Steven Cook (telecopier - (312) 286-6059); (ii) if to the Owner Trustee or UTI Trustee, at U.S. Bank National Association, 190 South LaSalle Street, 7th Floor, Chicago, IL 60603, Attn: Melissa A. Rosal ((telecopier (312) 332-7496); (iii) if to the Lessee, at c/o Sears Law Department, 6th Floor, 3333 Beverly Road, Hoffman Estates, Illinois 60176 Attention: Steven Cook (telecopier (312) 286-6059); (iv) if to any party to any SUBI Supplement, as provided in such SUBI Supplement, or at such other address as any party hereto or thereto may from time to time designate by notice duly given in accordance with the provisions of this Section to the other parties hereto and, if applicable, to other parties to the related SUBI Supplement; and (v) if to the PBGC, at Pension Benefit Guaranty Corporation, Director, Corporate Financing and Restructuring Department, 1200 K Street, N.W., Suite 270, Washington, DC 20005-4026. Notices under this Section 13.2 shall be deemed given only when received.

SECTION 13.6. Situs of Trust; Governing Law; Consent to Jurisdiction. THIS TRUST AGREEMENT HAS BEEN, AND THE TRUST CREATED HEREBY WILL BE LOCATED IN THE STATE OF DELAWARE AND THE VALIDITY, CONSTRUCTION AND ALL RIGHTS UNDER THIS TRUST AGREEMENT AND TRUST SHALL BE GOVERNED BY THE LAWS OF SUCH STATE. THE PARTIES HEREBY IRREVOCABLY (i) AGREE THAT ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TRUST AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING MAY BE INSTITUTED IN ANY STATE COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE, (ii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVE ANY OBJECTION WHICH MAY NOW OR HEREAFTER EXIST TO THE VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, INCONVENIENT FORUM, AND (iii) SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE FOR PURPOSES OF ANY SUCH ACTION, SUIT OR PROCEEDING.

SECTION 13.7. Non-Segregation of Moneys. All money received by the Trustees under or pursuant to any provision of this Trust Agreement shall constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from any other money except to the extent required by law and may be deposited by the Trustees under such conditions as may be prescribed or permitted by law for trust funds, and the Trustees shall not be liable for any interest thereon, as long as such funds are remitted promptly after receipt.

SECTION 13.8. Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Trust Agreement and the establishment of the Trust Estate and shall be considered relied upon by each other party hereto regardless of any knowledge or investigation made by or on behalf of any such party.

SECTION 13.9. Severability of Invalid Provisions. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction

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shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the parties hereto hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

SECTION 13.10. Effect of Waiver. Waiver of the breach of any provision hereunder shall not be deemed a waiver of any prior or subsequent breach of the same or any other provision hereof.

SECTION 13.11. Remedies Not Exclusive. Pursuit of any remedy shall not be deemed the waiver of any other remedy hereunder or at law or in equity.

SECTION 13.12. References to Agreements and Instruments. Except as otherwise indicated, all the agreements and instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms hereof and thereof.

SECTION 13.13. Headings and Table of Contents. The division of this Trust Agreement into articles and sections, the provision of a table of contents and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Trust Agreement.

SECTION 13.14. No Revocation. (a) No transfer, by operation of law or otherwise, of any right, title and interest of any Certificateholder in and to the Trust Estate terminates this Trust Agreement or the trusts created hereunder or entitles any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

(b) Any obligation of the Trustees hereunder, or under any other Operative Document may be performed by the Trust Certificateholders and any such performance shall not be construed as a revocation of the trusts created hereby.

SECTION 13.15. Counterpart Execution. This Trust Agreement and any amendment or supplement to this Trust Agreement (subject, in all cases to Section 13.19 hereof) may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Fully executed sets of counterparts shall be delivered to, and retained by, the parties hereto.

SECTION 13.16. Bankruptcy of Trust Certificateholders or Trustee. The bankruptcy, insolvency or similar incapacity of any Certificateholder or Trustee, shall not (i) operate to terminate this Trust Agreement, (ii) entitle any Certificateholder’s legal representatives to claim an accounting or to take any action in any court for a partition or winding up of the Trust Estate, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

SECTION 13.17. Certain Additional Covenants of the Trust Certificateholders. Until the Trust Estate shall have been terminated in accordance with Article XI, the Trust Certificateholders covenant and agree that:

(a) They shall not act in the name of the Trust Estate in the conduct of their permitted activities;

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(b) As to dealings with or with respect to the Trust Estate, they shall at all times hold themselves out to the public (including any creditors of the Trust Estate, U.S. Bank Trust National Association or the Trust Certificateholders) as an entity separate and distinct from the Trust Estate;

(c) They shall conduct their business so as not to mislead others as to the separate identities of the Trust Certificateholders and the Trust Estate;

(d) They shall maintain their telephone numbers, stationery and other business forms separately from those of the Trust Estate; and

(e) They shall maintain their records and books of account separate from the Trust Estate and maintain financial statements separate from those of the Trust.

SECTION 13.18. Name. The name of the trusts created hereby is “SRC Facilities Statutory Trust No. 2003-A” (the Trust) and such trusts may be referred to by such name.

SECTION 13.19. Restrictions on Further Amendments. Notwithstanding anything to the contrary in this Trust Agreement, including under Section 11.6 or 11.7, so long as the PPPFA remains in effect, neither the Owner Trustee nor any or all of the Trust Certificateholders may enter into, execute or deliver an amendment or supplement to this Trust Agreement which adds, eliminates, modifies, supplements or changes all or any part of the provisions of this Trust Agreement, without the prior express written consent of the Pension Benefit Guaranty Corporation (the “PBGC”) in accordance with that certain Pension Plan Protection and Forbearance Agreement, dated              2016 (the “PPPFA”), by and among the Sears Parties (as defined therein) and the PBGC; provided, however, that PBGC may only withhold such consent for proposed additions, eliminations, modifications, or changes that would be materially adverse to the interests of PBGC.

SECTION 13.20. Certificateholder. The Owner Participant hereby certifies that it is the sole holder of the Certificates.

SECTION 13.21. PPPFA. Notwithstanding any provision of this Trust Agreement to the contrary, the Trust may consummate the transactions contemplated by the PPPFA or any of the other Transaction Documents (as defined in the PPPFA).

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IN WITNESS WHEREOF, the parties hereto have each caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above set forth.

SRC O.P. CORPORATION, Owner Participant and Initial Beneficiary

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

U.S. BANK TRUST NATIONAL ASSOCIATION, Owner Trustee and UTI Trustee

By:
Name:	Melissa A. Rosal
Title:	Vice President

Trust Agreement

IN WITNESS WHEREOF, the parties hereto have each caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above set forth.

SRC O.P. CORPORATION, Owner Participant and Initial Beneficiary

By:
Name:
Title:

U.S. BANK TRUST NATIONAL ASSOCIATION, Owner Trustee and UTI Trustee

By:	/s/ Melissa A. Rosal
Name:	Melissa A. Rosal
Title:	Vice President

Trust Agreement

JOINDER TO

TRUST AGREEMENT AND

ALL SUBI SUPPLEMENTS

Each of the undersigned, in consideration of the transactions contemplated by the foregoing Supplement and the Operative Documents, hereby covenants and agrees with the Trust and each other that, prior to the date which is one year and one day after the termination of each and every Series of the Trust, it will not institute against, or join any other Person in instituting against, the Trust, the Undivided Trust Interest, the UTI Assets or any SUBI, SUBI Portfolio or SUBI Assets, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

This Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be an original, but all such counterparts shall constitute but one and the same instrument.

Dated as of November , 2003

LESSEE:	INITIAL LENDER:

SEARS, ROEBUCK AND CO.	SRC DEPOSITOR CORPORATION

By:	By:
Name:	Name:
Title:	Title:

OWNER PARTICIPANT:	SECURITY TRUSTEE:

SRC O.P. CORPORATION	WELLS FARGO BANK MINNESOTA, N.A.

By:	By:
Name:	Name:	Jack A. Aini
Title:	Title:	Vice President

Joinder to Trust Agreement

JOINDER TO

TRUST AGREEMENT AND

ALL SUBI SUPPLEMENTS

Each of the undersigned, in consideration of the transactions contemplated by the foregoing Supplement and the Operative Documents, hereby covenants and agrees with the Trust and each other that, prior to the date which is one year and One day after the termination of each and every Series of the Trust, it will not institute against, or join any other Person in instituting against, the Trust, the Undivided Trust Interest, the UTI Assets or any SUBI, SUBI Portfolio or SUBI Assets, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

This Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be an original, but all such counterparts shall constitute but one and the same instrument.

Dated as of November 2003

LESSEE:	INITIAL LENDER:

SEARS, ROEBUCK AND CO.	SRC DEPOSITOR CORPORATION

By:	By:
Name:	Name:
Title:	Title:

OWNER PARTICIPANT:	SECURITY TRUSTEE:

SRC O.P. CORPORATION	WELLS FARGO BANK MINNESOTA, N.A.

By:	By:
Name:	Name:	Jack A. Aini
Title:	Title:	Vice President

Joinder to Trust Agreement

EXHIBIT A

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT

OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS

CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE

MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION

REQUIREMENTS OF THE ACT IN ACCORDANCE WITH THE PROVISIONS OF

THE TRUST AGREEMENT REFERRED TO HEREIN.

FORM OF

SRC FACILITIES STATUTORY TRUST NO. 2003-A

UNDIVIDED TRUST INTEREST CERTIFICATE

evidencing an exclusive undivided beneficial interest in all Trust Assets (as defined below) other than SUBI Assets (as defined below).

(This Certificate does not represent an obligation of, or an interest in, U.S. Bank Trust National Association, SRC O.P. CORPORATION or any of their respective Affiliates.)

Certificate Number UTI-[            ]

THIS CERTIFIES THAT SRC O.P. CORPORATION is the registered owner of a nonassessable, fully-paid, exclusive undivided beneficial interest in the Trust Assets, other than SUBI Assets (such interest, an Undivided Trust Interest), of SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust (the Trust), formed pursuant to a Trust Agreement dated and effective as of October 28, 2003 (as amended, supplemented or otherwise modified from time to time, the Agreement), between SRC O.P. CORPORATION, as settlor and initial beneficiary (the Initial Beneficiary) and U.S. Bank Trust National Association, as Owner Trustee and trustee of the UTI (together with any successor or permitted assign, the UTI Trustee). A summary of certain of the pertinent portions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

This Certificate is one of the duly authorized certificates issued under the Agreement and designated as SRC Facilities Statutory Trust No. 2003-A Undivided Trust Interest Certificates (the Undivided Trust Interest Certificates). This Undivided Trust Interest Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Undivided Trust Interest Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound. From time to time, a SUBI Supplement may be entered into, representing a separate SUBI Portfolio, and pursuant to such SUBI Supplement, from time to time a series of Certificates, each designated as SRC Facilities Statutory Trust No. 2003-A Special Unit of Beneficial Interest Certificates Series No. 2003A-[            ]” (the SUBI Certificates) may be delivered. The SUBI Certificates, together with the Undivided Trust Interest Certificates, are referred to as the Certificates. Each SUBI Supplement, whether or not evidenced by a Series of SUBI Certificates, will evidence an exclusive undivided interest in a separate SUBI Portfolio.

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1

The rights of the holder of this Certificate to the Trust Assets and the proceeds thereof are and will be set forth in the Agreement.

The Certificates do not represent an obligation of, or an interest in, the Initial Beneficiary, U.S. Bank Trust National Association, any other Trustee, any other beneficiary or any of their respective Affiliates. The Undivided Trust Interest Certificates are limited in right of payment to certain collections and recoveries respecting the Sites not allocated to any SUBI Portfolio, all to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the UTI Trustee, and at such other places, if any, designated by the UTI Trustee, by the holder hereof upon request.

By accepting this Certificate and in consideration of the transactions contemplated by the Trust Agreement, the holder hereof hereby covenants and agrees that, prior to the date which is one year and one day after the termination of each and every Series of the Trust, it will not institute against, or join any other Person in instituting against, the Trust, the Undivided Trust Interest, the UTI Assets or any SUBI, SUBI Portfolio or SUBI Assets, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

By accepting this Certificate, the holder hereof waives any claim to any proceeds or assets of the Trustees and to all of the Trust Assets from time to time included within each SUBI Portfolio as SUBI Assets and those proceeds or assets derived from or earned by such SUBI Assets.

The Agreement permits the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of Trust Certificateholders at any time by the UTI Trustee or the applicable SUBI Trustee and the affected Trust Certificateholders, provided that any such amendment shall require such additional approvals as may be required by each financing to which the Trust is a party.

As provided in the Agreement, any transfer or assignment of this Certificate and the underlying interests represented hereby is registrable upon surrender of this Certificate for registration of transfer with the UTI Trustee (or the Trust Agent, if applicable) or by any successor Trustee, accompanied by a written instrument of transfer in form satisfactory to the UTI Trustee duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Undivided Trust Interest Certificates of a like aggregate fractional undivided interest will be issued to the designated transferee satisfying the requirements of Article X of the Trust Agreement.

Prior to due presentation of this Certificate for registration of transfer, the Trustees, and each agent of a Trustee may treat the Person or entity in whose name this Certificate is registered as the owner hereof for all purposes, and, except as provided for in the Agreement, neither the Trustees nor any such agent shall be affected by any notice to the contrary.

Trust Certificate

2

The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate as specified therein.

Unless this Certificate shall have a certificate of authentication attached, executed by the UTI Trustee or an agent thereof by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the UTI Trustee, on behalf of the Trust and not in its individual capacity, has caused this Undivided Trust Interest Certificate to be duly executed.

Dated:

SRC FACILITIES STATUTORY TRUST NO. 2003-A

	By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as UTI Trustee

By:
Authorized Officer

Trust Certificate

3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the UTI Certificate referred to in the within-mentioned Trust Agreement.

U.S. Bank Trust National Association,
not in its individual capacity, but solely
as UTI Trustee

By:
Authorized Officer

Trust Certificate

4

SCHEDULE A

WIRE INSTRUCTIONS

All payments on account of the Owner Participant of the UTI shall be made by wire transfer of immediately available funds to:

[**]

In addition, a confirmation of each payment shall be sent concurrently to the address of Owner Participant stated in Section 19 of the Participation Agreement.

Trust Agreement

SCHEDULE B

STANDARD SUBI TERMS

This Supplement to Trust Agreement (this “Supplement”), dated as of , 2003 is among SRC O.P. CORPORATION, as owner participant agent for the UTI assets, a Delaware corporation (the “Owner Participant” and “Initial Beneficiary”), SRC O.P. CORPORATION, a Delaware corporation (the “Initial SUBI Beneficiary” or the “SUBI Owner Participant”), and U.S. Bank Trust National Association, a Delaware banking corporation (acting hereunder in its individual capacity as expressly set forth herein and otherwise not in its individual capacity but solely as trustee hereunder, the “SUBI Trustee” or “SUBI Portfolio Trustee” and the “UTI Trustee”).

WITNESSETH

WHEREAS, SRC O.P. CORPORATION and the UTI Trustee (in its capacity as UTI Trustee and Owner Trustee) are parties to that certain Trust Agreement dated as of              , 2003, (as amended, supplemented or otherwise modified from time to time, the “Trust Agreement”) with respect to the SRC FACILITIES STATUTORY TRUST NO. 2003-A (the “Trust”);

WHEREAS, the Owner Participant, the UTI Trustee and the Initial SUBI Beneficiary desire to create a SUBI Portfolio pursuant to Section 4.2 of the Trust Agreement;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Creation of SUBI Portfolio. SUBI Portfolio of the Trust (“SUBI Portfolio”) is hereby created. SUBI Portfolio shall be governed by the Trust Agreement, as modified by this Supplement. Notwithstanding anything to the contrary in the Trust Agreement or Definitions Appendix referred to therein, the defined terms set forth in the applicable SUBI Supplement shall have the meanings specified therein when used in this Supplement or in the Trust Agreement with reference to SUBI Portfolio, including references to the rights of the Lessee with respect to SUBI Portfolio.

2. SUBI Assets. From and after the Closing Date, the Trust Assets listed on Schedule 1 attached hereto shall be SUBI Assets of SUBI Portfolio. Additional SUBI Assets may be added to SUBI Portfolio only as provided in the Operative Documents. Effective as of the date hereof, the parties hereto confirm that the UTI Portfolio shall not include the SUBI Assets of SUBI Portfolio.

3. SUBI Certificate. The Special Unit of Beneficial Interest in SUBI Portfolio shall initially be uncertificated. At any time, and from time to time, the holder of the beneficial interest in the SUBI Portfolio shall have the right to receive from the SUBI Portfolio a SUBI

Trust Agreement -

SUBI Terms

1

Certificate evidencing its undivided beneficial interest in the SUBI Portfolio; provided, however, that, at any time and from time to time, there shall only be one Trust Certificateholder of such SUBI Portfolio, whether certificated or uncertificated. If the holder of the beneficial interest in the SUBI Portfolio elects to receive a SUBI Certificate, the SUBI Portfolio Trustee shall execute, deliver and file all forms as may, from time to time, be required under the Applicable Law of the state where the Trust Assets listed on Schedule 1 are located. All expenses incurred in connection with the issuance of the SUBI Certificate shall be the sole responsibility of the holder of the beneficial interest in the SUBI Portfolio. Except as set forth in any amendment to this Supplement, the SUBI Certificate shall be in substantially the form of Exhibit A attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by the Trust Agreement or this Supplement, and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith, be approved by the Initial SUBI Beneficiary. Any portion of any SUBI Certificate may be set forth on the reverse or subsequent pages thereof. Each SUBI Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the Initial SUBI Beneficiary.

4. SUBI Trustee. The Initial SUBI Beneficiary hereby appoints U.S. Bank Trust National Association as the SUBI Trustee for SUBI Portfolio (the “SUBI Portfolio Trustee” or “SUBI Trustee” with respect to the Trust Agreement). U.S. Bank Trust National Association, by its execution of this Supplement, hereby accepts such appointment.

5. Authorization to Execute and Perform Certain Documents. The SUBI Owner Participant hereby authorizes and directs the SUBI Portfolio Trustee and the Trust, as the case may be, and, as applicable, the SUBI Portfolio Trustee hereby agrees for the benefit of the SUBI Owner Participant, (i) to execute and deliver the Participation Agreement and the Master Lease in the forms approved by the SUBI Owner Participant (such approval to be evidenced by the SUBI Owner Participant’s execution and delivery of the Participation Agreement), (ii) to execute and deliver the Site Lease, such Site Lease to be substantially in the form attached to the Master Lease with all schedules, appendices and exhibits attached and all blanks filled in, (iii) to execute and deliver the Loan Agreement, the applicable Mortgage Note and the Mortgage in the forms approved by the SUBI Owner Participant, (iv) to execute and deliver all other Operative Documents to which the Trust, acting only with respect to SUBI Portfolio, is a party and all other agreements, instruments and certificates contemplated by the Operative Documents in the forms approved by the SUBI Owner Participant, (v) to take whatever action shall be required to be taken by the SUBI Portfolio Trustee by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clauses (i)-(iv) above as set forth in such documents, agreements, instruments and certificates and (vi) subject to the terms of the Trust Agreement and this Supplement to take such other action in connection with the foregoing as the SUBI Owner Participant may from time to time direct. The SUBI Portfolio Trustee is authorized to act on behalf of the Trust with respect to SUBI Portfolio in connection with the Operative Documents and the transactions contemplated thereby.

Trust Agreement -

SUBI Terms

2

This Section 5 shall supplement Section 1.2 of the Trust Agreement for any action to be taken with respect to SUBI Portfolio on or after the date hereof.

6. General Authorization and Agreement. The SUBI Owner Participant hereby authorizes and directs the SUBI Portfolio Trustee, subject to the fulfillment or waiver by the SUBI Owner Participant of the applicable conditions set forth in the Participation Agreement, to execute and deliver the agreements, documents, instruments and certificates and perform all such other acts (i) which the SUBI Portfolio Trustee shall be obligated to execute, deliver or perform with respect to SUBI Portfolio on the Closing Date pursuant to the Operative Documents or (ii) subject to the terms of the Trust Agreement and this Supplement and in accordance with written instructions from the SUBI Owner Participant, which are in the opinion of the SUBI Owner Participant necessary or advisable in connection with the transactions contemplated by the Operative Documents and consistent therewith, or (iii) as otherwise directed by the SUBI Owner Participant. The SUBI Portfolio Trustee hereby agrees, for the benefit of the SUBI Owner Participant, to take and perform each of the foregoing actions. The Trust, SUBI Portfolio and the SUBI Portfolio Trustee shall further have such powers as are necessary and appropriate to the conduct of their duties as set forth in the Trust Agreement, this Supplement and the Operative Documents.

This Section 6 shall supplement Section 1.3 of the Trust Agreement for any action to be taken with respect to SUBI Portfolio on or after the date hereof.

7. Declaration of Trust. The SUBI Portfolio Trustee hereby declares that it will hold all of the estate, right, title and interest of the SUBI Portfolio Trustee in and to the SUBI Trust Estate upon the trusts set forth in the Trust Agreement and in this Supplement for the use and benefit of the SUBI Owner Participant.

The term “SUBI Trust Estate” shall mean all the estate, right, title and interest of the SUBI Portfolio Trustee or the Trust in and to (i) the Sites and all replacements thereof and substitutions therefor; (ii) Operative Documents to which the SUBI Portfolio Trustee or the Trust, from time to time, is or is to become a party with respect to SUBI Portfolio, (iii) all money, other documents and other property acquired, held by or payable to the SUBI Portfolio Trustee or the Trust with respect to SUBI Portfolio under any of the Operative Documents to which the SUBI Portfolio Trustee or the Trust, from time to time, is or is to become a party, or otherwise, including, without limitation, (1) all amounts of Basic Rent and Supplemental Amounts payable under the Master Lease with respect to the Sites or any part thereof, (2) all insurance proceeds payable at any time for or with respect to the Sites or any part thereof, and (3) all condemnation, requisition, liquidated damages, warranty or other payments of any kind payable at any time for or with respect to the Sites or any part thereof or any other disposition of the Sites or any part thereof after expiration or termination of the Master Lease; and (iv) all proceeds, rights and interests derived from (i), (ii) or (iii) above of whatever kind or nature.

This Section 7 shall supplement Section 2.1 of the Trust Agreement with respect to SUBI Portfolio.

Trust Agreement -

SUBI Terms

3

8. Indemnification; Payment of Fees, Costs and Expenses. (a) Each holder of a SUBI Certificate shall, only with respect to SUBI Portfolio or the SUBI Portfolio Trustee, as the case may be, assume liability for, and shall indemnify, protect, save and keep harmless the SUBI Portfolio Trustee, in its individual capacity, and its officers, directors, successors, assigns, legal representatives, agents and employees (each such Person being herein referred to as an “Indemnified Person”) from and against any and all liabilities, obligations, losses, damages, penalties, taxes (other than any income taxes on fees or other compensation received by an Indemnified Person), claims, actions, suits, costs, expenses and disbursements (including, without limitation, legal fees and expenses, any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever (hereinafter referred to as “Claims”) which may be imposed on, incurred by or asserted against any Indemnified Person (but only if and to the extent the Indemnified Person is not indemnified for such claims by the Lessee or any other Person within a reasonable time after demand therefor), but only to the extent regarding SUBI Portfolio (but not any other Portfolio nor the UTI Portfolio) or the SUBI Portfolio Trustee, as the case may be, in any way relating to or arising out of the Trust Agreement and this Supplement, the SUBI Series created hereby, the Operative Documents, or the performance or enforcement of any of the terms hereof or thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, sublease, possession, use, repair, preservation, alteration, operation, maintenance, condition, registration, sale, return, storage or other disposition of, or additions to, the Sites or any part thereof or interest therein (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement) but only to the extent regarding SUBI Portfolio (but not any other Portfolio nor the UTI Portfolio) or the SUBI Portfolio Trustee, as the case may be, or in any way relating to or arising out of the administration of the SUBI Series created hereby and the SUBI Trust Estate or the action or inaction of any Indemnified Person hereunder, but in all cases only to the extent regarding SUBI Portfolio (but not any other Portfolio nor the UTI Portfolio) or the SUBI Portfolio Trustee, as the case may be; provided that the holders of a SUBI Certificate shall not be required to indemnify any Indemnified Person for any claims (i) resulting from acts which would constitute the willful misconduct or gross negligence of such Indemnified Person, but any affirmative action taken or omission made by the SUBI Portfolio Trustee pursuant to directions given to such Trustee by the holder of a SUBI Portfolio Certificate or with respect to any other Series by the holders of the Certificates of the applicable Series, as the case may be, shall not constitute willful misconduct or gross negligence, or (ii) arising or resulting from items excluded from indemnification by the Lessee pursuant to the provisions of Section 10 or 11 of the Participation Agreement, except Section 11(c)(i), (v) and (vii) (to the extent approved or joined in by the holder of the SUBI Certificate or any predecessor-in-interest) thereof, which shall not apply as exceptions to the indemnity provided hereunder; and provided further, that the holder of a SUBI Certificate shall not be required to indemnify any Trustee with respect to claims resulting from (i) any representation or warranty of any Trustee made expressly in its individual capacity and contained in any Operative Document proving to be untrue or inaccurate or (ii) any matter for which such Trustee is personally liable pursuant to Section 7.1 of the Trust Agreement. The indemnities contained in this Section 8(a) shall survive the termination of the Trust Agreement and this Supplement and extend to the SUBI Portfolio Trustee in its individual capacity and shall not be construed as an indemnity of the

Trust Agreement -

SUBI Terms

4

SUBI Trust Estate. In the event any claim with respect to any liabilities is filed against the Owner Trustee, the SUBI Portfolio Trustee, SUBI Portfolio or any of the SUBI Assets, the Owner Trustee or the SUBI Portfolio Trustee shall promptly notify each holder of a SUBI Portfolio Certificate and the Lessee thereof.

(b) The SUBI Portfolio Trustee shall be entitled to receive compensation for its services in connection with SUBI Portfolio as agreed to in a separate fee agreement between the SUBI Portfolio Trustee and the Initial SUBI Beneficiary, and shall be entitled to prompt reimbursement for all reasonable expenses incurred or payments made by it in connection with SUBI Portfolio pursuant to any provisions of this Supplement, the Trust Agreement or any other Operative Document (including the reasonable compensation and the expenses of its counsel, accountants or other skilled Persons and of all other Persons not regularly in its employ performing services hereunder). The aforesaid obligations shall constitute indebtedness hereunder and the SUBI Portfolio Trustee is hereby granted, and said obligations shall be secured by, a lien on the SUBI Trust Estate; provided that the SUBI Portfolio Trustee hereby acknowledges that the Lessee shall first be required to pay such fees of the SUBI Portfolio Trustee comprising the compensation and reimbursement of expenses to which the SUBI Portfolio Trustee is entitled under this Section 8(b); and provided further, that the holder of a SUBI Certificate shall be liable to the SUBI Portfolio Trustee for the aforesaid compensation and reimbursement of expenses only to the extent such compensation and reimbursement of expenses shall not be otherwise paid or reimbursed by the Lessee and only with respect to the SUBI Portfolio. The SUBI Portfolio Trustee agrees that it shall have no right or claim against the holder of a SUBI Portfolio Certificate for any such compensation or reimbursement, except as provided in the preceding sentence.

This Section 8 shall replace Sections 5.2 and 5.3 of the Trust Agreement with respect to SUBI Portfolio.

9. Distribution of Payments. Payments to the Security Trustee. (a) Until the Lien of the Mortgage shall have been discharged pursuant to the terms thereof, all Basic Rent, Supplemental Amounts, insurance proceeds and requisition or other payments of any kind included in the SUBI Trust Estate (other than Excepted Payments and other than payments received from the Indenture Trustee under the Indenture) payable to the Trust with respect to SUBI Portfolio or the SUBI Portfolio Trustee shall be payable directly to the Security Trustee (and if any of the same are received by the Trust or the SUBI Portfolio Trustee shall upon receipt be paid over to the Security Trustee without deduction, set-off or adjustment of any kind) for distribution in accordance with the provisions of the Loan Documents; provided, however, that any payments received by the SUBI Portfolio Trustee with respect to the SUBI Portfolio Trustee’s fees and disbursements shall not be paid over to the Security Trustee but shall be retained by the SUBI Portfolio Trustee and applied toward the purpose for which such payments were made. Subject to the foregoing and to the other terms and requirements of the Operative Documents, all payments and amounts received by the Trust with respect to SUBI Portfolio or the SUBI Portfolio Trustee shall be distributed forthwith upon receipt in the following order of priority: first, so much of such payment or amount as shall be required to pay or reimburse the

Trust Agreement -

SUBI Terms

5

SUBI Portfolio Trustee for any fees or expenses not otherwise paid or reimbursed to the SUBI Portfolio Trustee as to which the SUBI Portfolio Trustee is entitled to be paid or reimbursed hereunder shall be retained by the SUBI Portfolio Trustee; and, second, the balance, if any, of such payment or amount remaining thereafter shall be distributed to or as directed by the holder of SUBI Certificate.

(b) Excepted Payments. Any Excepted Payments received by the Trust with respect to SUBI Portfolio or the SUBI Portfolio Trustee shall be paid by the SUBI Portfolio Trustee to the Person to whom such Excepted Payments are payable under the provisions of the Participation Agreement, the Tax Indemnity Agreement or the Master Lease.

(c) Timing of Payments. All payments and amounts received by or on behalf of the Trust with respect to SUBI Portfolio or the SUBI Portfolio Trustee shall be distributed by 2:00 p.m. (central time) if received by 11:00 a.m. (central time), or by 11:00 a.m. (central time) on the next business day if received after 11:00 a.m. (central time) and not distributed on such day. Notwithstanding anything to the contrary herein contained, however, it is understood and agreed that the SUBI Portfolio Trustee shall not be obligated to make any distribution until the funds for such distribution have been received by the Trust with respect to SUBI Portfolio or the SUBI Portfolio Trustee in cash or other immediately available funds.

This Section 9 shall replace Sections 6.2 and 6.3 of the Trust Agreement with respect to SUBI Portfolio, provided, however, that this Section 9 shall not apply to amounts received with respect to any period prior to the Closing Date.

10. Payment Instructions. All amounts payable to the holder(s) of the SUBI Certificate pursuant to the Trust Agreement or this Supplement shall be paid by the SUBI Portfolio Trustee by transferring such amounts in immediately available funds to the account(s) that such holder(s) from time to time designates in writing, the first such designation being contained in Schedule 2 attached hereto.

This Section 10 shall replace Section 6.4(a) of the Trust Agreement with respect to SUBI Portfolio.

11. Funds Received. All amounts paid or payable by the Trust on behalf of a SUBI Portfolio shall be paid in accordance with Section 13.2 of the Trust Agreement.

12. Notice of Certain Events. Section 6.5 of the Trust Agreement is hereby amended with respect to SUBI Portfolio to insert the phrase “ or Loan Event of Default” after the phrase “Lease Event of Default” and before the phrase “or Event of Loss” in the three places such phrases appear in Section 6.5.

13. Notices. All communications, demands, notices and consents provided for herein shall be given in writing (either by certified or registered mail with return receipt requested, by reputable overnight courier, by personal delivery or by telecopier), addressed: (i) if to the SUBI Owner Participant, at do Sears Legal Department, 6th Floor, 3333 Beverly Road,

Trust Agreement -

SUBI Terms

6

Hoffman Estates, Illinois 60176, Attention: Steven Cook (telecopier number (312) 286-6059; (ii) if to the SUBI Portfolio Trustee, at 400 N. Michigan Avenue, 2nd Floor, Chicago, Illinois 60176, Attention: Trust Administration (telecopier number (312) 836-6701); (iii) if to the Lessee, at c/o Sears Legal Department 6th Floor, 3333 Beverly Road, Hoffman Estates, Illinois 60176, Attention: Steven Cook (telecopier number (312) 286-6059); and (iv) if to the Owner Participant, at c/o Sears Legal Department, 6th Floor, 3333 Beverly Road, Hoffman Estates, Illinois 60176, Attention: Steven Cook (telecopier number (312) 286-6059; or at such other address as any party hereto may from time to time designate by notice duly given in accordance with the provisions of this Section 13 to the other parties hereto. Notices under this Section 13 shall be deemed given only when received.

14. Entire Agreement. This Supplement, together with the Trust Agreement, embodies the entire agreement and understandings among the Owner Participant, the SUBI Owner Participant and the UTI Trustee with respect to SUBI Portfolio. The Trust Agreement, as supplemented by this Supplement, remains in full force and effect.

15. Counterpart Execution. This Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Fully executed sets of counterparts shall be delivered to, and retained by, the parties hereto.

16. Limitation of Liability. The provisions of Section 3 of the Certificate of Trust of SRC Facilities Statutory Trust No. 2003-A, are incorporated by reference herein with the same force and effect as if restated in their entirety mutatis mutandis.

17. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

18. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

Trust Agreement -

SUBI Terms

7

EXHIBIT A

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT

OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS

CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE

MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION

REQUIREMENTS OF THE ACT IN ACCORDANCE WITH THE PROVISIONS OF

THE TRUST AGREEMENT REFERRED TO HEREIN.

FORM OF SUBI CERTIFICATE

SRC FACILITIES STATUTORY TRUST NO. 2003-A

SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATES SERIES NO. 2003A-[            j

evidencing an exclusive undivided beneficial interest in all SUBI Assets in the applicable SUBI Portfolio

(This Certificate does not represent an obligation of, or an interest in, U.S. Bank Trust National

Association, SRC O.P. CORPORATION or any of their respective Affiliates.)

Certificate Number SUBI No. R-[            ]

THIS CERTIFIES THAT [        ]is the registered owner of a nonassessable, fully-paid, exclusive undivided beneficial interest in the SUBI Assets in SUBI Portfolio (such interest, a “Special Unit of Beneficial Interest” or “SUBI”) of SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust (the “Trust”) formed pursuant to a Trust Agreement dated as of October 28, 2003, (as amended, supplemented or otherwise modified from time to time, the “Agreement”), between SRC O.P. CORPORATION, as owner participant agent, as settlor and initial beneficiary (the “Initial Beneficiary”), and U.S. BANK TRUST NATIONAL ASSOCIATION, as trustee of the Undivided Trust Interest (together with any successor or permitted assign, the “UTI Trustee”) and as Owner Trustee (together with any successor or permitted assign, the “Owner Trustee”). The SUBI and SUBI Portfolio have been created by a supplement dated as of [        ](as amended, supplemented or otherwise modified from time to time, “SUBI Supplement”) to the Agreement, among the Initial Beneficiary, U.S. Bank Trust National Association, as the UTI Trustee and the SUBI Trustee, and SRC O.P. CORPORATION, as Initial SUBI Beneficiary. Pursuant to SUBI Supplement No. 2003A-            , together with any successor or permitted assign, has been appointed the SUBI Trustee for SUBI Portfolio. A summary of certain of the pertinent portions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

This Certificate is one of the duly authorized certificates issued under the Agreement and designated as “SRC FACILITIES STATUTORY TRUST NO. 2003-A Special Unit of Beneficial Interest Certificates” (the “SUBI Certificates”). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which

Trust Agreement -

SUBI Certificate

1

Agreement the holder of this Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound. Previously issued under the Agreement are an “SRC FACILITIES STATUTORY TRUST NO. 2003-A Undivided Trust Interest Certificate” for the Initial Beneficiary (such certificate as replaced by any restatement thereof or any such certificates relating to the Undivided Trust Interest issued by the Trust in the future, the “Undivided Trust Interest Certificates”), (the SUBI Certificates, and such other series of beneficial interest certificates heretofore and hereafter issued are the “SUBI Certificates” and, together with the Undivided Trust Interest Certificates, are the “Certificates”). Each series of SUBI Certificates, taken together, will evidence an exclusive undivided interest in a separate SUBI Portfolio.

The rights of the holder of this Certificate to the SUBI Assets in SUBI Portfolio and the proceeds thereof are and will be set forth in the Agreement.

The Certificates do not represent an obligation of, or an interest in, the Initial Beneficiary, U.S. Bank Trust National Association, any other Trustee, any other beneficiary or any of their respective Affiliates. The Undivided Trust Interest Certificates are limited in right of payment to certain collections and recoveries respecting the Sites not allocated to any SUBI Portfolio and each SUBI Certificate is limited in right of payment to certain collections and recoveries respecting the Sites allocated to the SUBI Portfolio specified in such SUBI Certificate, all to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the SUBI Trustee or the Owner Trustee, and at such other places, if any, designated by the SUBI Trustee, by the holder hereof upon request.

By accepting this Certificate, the holder hereof agrees to be bound by all provisions of the Agreement applicable to Trust Certificateholders.

By accepting this Certificate and in consideration of the transactions contemplated by the Agreement, the holder hereof hereby covenants and agrees that, prior to the date which is one year and one day after the termination of each and every Series of the Trust, it will not institute against, or join any other Person in instituting against, the Trust, the Undivided Trust Interest, the UTI Assets or any SUBI, SUBI Portfolio or SUBI Assets, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

By accepting this Certificate, the holder hereof waives any claim to any proceeds or assets of the Trustees and to all of the Trust Assets or UTI Assets or SUBI Assets (other than the SUBI Assets from time to time included within SUBI Portfolio) and those proceeds or assets derived from or earned by such Trust Assets, UTI Assets and other SUBI Assets.

The Agreement permits the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Trust Certificateholders at any time by the UTI Trustee or the applicable SUBI Trustee and the affected Trust Certificateholders, provided that any such amendment shall require such additional approvals as may be required by each financing to which the Trust is party.

Trust Agreement -

SUBI Certificate

2

As provided in the Agreement, any transfer or assignment of this Certificate and the underlying interests represented hereby is registrable upon surrender of this Certificate for registration of transfer with the SUBI Trustee (or the Trust Agent, if applicable) or by any successor Trustee, accompanied by a written instrument of transfer in form satisfactory to the SUBI Trustee duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new SUBI Certificates of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

Prior to due presentation of this Certificate for registration of transfer, the Trustees and each agent of a Trustee may treat the Person or entity in whose name this Certificate is registered as the owner hereof for all purposes, and, except as provided for in the Agreement, neither the Trustees nor any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate as specified therein.

Unless this Certificate shall have a certificate of authentication attached, executed by the SUBI Trustee or an agent thereof by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the SUBI Trustee, on behalf of the Trust and not in its individual capacity, has caused this SUBI Certificate with respect to SUBI Portfolio to be duly executed.

Date:
SRC FACILITIES STATUTORY TRUST NO. 2003-A

	By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as SUBI Trustee

By:
Name:
Title:

Trust Agreement -

SUBI Certificate

3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the SUBI Certificate referred to in the within-mentioned Trust Agreement and SUBI Supplement

U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity, but solely as SUBI Trustee

By:
Name:
Title:

Trust Agreement -

SUBI Certificate

4

SCHEDULE 1

SUBI ASSETS

With respect to each of the properties listed on Schedule 1-A attached to the applicable SUBI Supplement, the Site shall consist of the following:

for each parcel of land having a legal description attached to the applicable SUBI Supplement as Schedule 1-A either (1) fee title to the land described thereon, or (2) a leasehold interest pursuant to an Existing Ground Lease, as described in the applicable Site Lease; and

a fee interest in all buildings, structures and other improvements on the land.

Notwithstanding the foregoing, with respect to the Texas Sites, the applicable SUBI Portfolio will hold the 99.9% Limited Partnership interest and the 0.01% membership interest in the General Partner.

Trust Agreement-

SCHEDULE 2

WIRE INSTRUCTIONS

All payments on account of each SUBI Owner Participant shall be made by wire transfer of immediately available funds to:

[**]

In addition, a confirmation of each payment shall be sent concurrently to the address of the SUBI Owner Participant stated in Section 17 of the Participation Agreement.

SUBI Supplement for SUBI Portfolio

No. 2003A-[            ]

SCHEDULE C

FORM OF SUBI SUPPLEMENT

SUBI SUPPLEMENT FOR SUBI PORTFOLIO NO. 2003A-1 1

This SUBI Supplement for the above-captioned SUBI Portfolio (the “Supplement”), dated as of November 24, 2003, is among SRC O.P. CORPORATION, as owner participant for the UTI assets, a Delaware corporation (the “Owner Participant” and “Initial Beneficiary”), SRC O.P. CORPORATION, a Delaware corporation (the “Initial SUBI Beneficiary” or the “SUBI Owner Participant”), and U.S. Bank Trust National Association, a national banking association (acting hereunder in its individual capacity as expressly set forth herein and otherwise not in it individual capacity but solely as trustee hereunder, the “SUBI Trustee” or “SUBI Portfolio Trustee” and the “UTI Trustee”)

WITNESSETH

WHEREAS, SRC O.P. CORPORATION and the UTI Trustee (in its capacity as UTI Trustee and Owner Trustee) are parties to that certain Trust Agreement dated as of October 28, 2003 as amended by an Amended and Restated Trust Agreement dated as of the date hereof (as may be further amended, supplemented or otherwise modified from time to time, the “Trust Agreement”) creating SRC Facilities Statutory Trust No. 2003-A; and

WHEREAS, the Owner Participant , the UTI Trustee and the Initial SUBI Beneficiary desire to create a SUBI Portfolio pursuant to Section 4.2 of the Trust Agreement;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Terms. For purposes of this Supplement, the Standard SUBI Terms contained in Schedule B of the Trust Agreement (the “Standard Terms”) are hereby incorporated by reference. For purposes of this Supplement, the reference to Schedule 1-A in Schedule 1 of said Schedule B shall mean Schedule 1-A, attached hereto.

2. Creation of SUBI Portfolio. All references to SUBI Portfolio, as used in the Standard Terms, shall mean the SUBI Portfolio subject to this Supplement.

3. Definitions. All capitalized but undefined terms used herein shall have the same respective meanings as in the Definitions Appendix (as defined in the Trust Agreement).

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date first above set forth.

SRC O.P. CORPORATION, as Owner Participant for the UTI assets

By:
Name:
Title:

SUBI Supplement for SUBI Portfolio

No. 2003A-[            ]

SRC O.P. CORPORATION, as Initial SUBI
Beneficiary and SUBI Owner Participant

By:
Name:
Title:

U.S. BANK TRUST NATIONAL

ASSOCIATION, in its individual capacity as

expressly set forth herein and otherwise not in its

individual capacity but solely as SUBI Portfolio

No. 2003A-         Trustee and the UTI Trustee

By:
Name:
Title:

SUBI Supplement for SUBI Portfolio

No. 2003A-[            ]

SUBI PORTFOLIO NO. 2003A-

PROPERTY:

SCHEDULE 1.-A TO SUBI SUPPLEMENT

COMMON ADDRESS AND LEGAL DESCRIPTION

SUBI Supplement for SUBI Portfolio

No. 2003A-[            ]

SCHEDULE D

ALLOCATION OF CAPITALIZATION DEMAND NOTE (OP) AND DEMAND NOTE

FROM SEARS TO THE TRUST

(Please see attached)

SUBI Supplement for SUBI Portfolio

No. 2003A-[            ]

EXECUTION VERSION

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF

SRC REAL ESTATE (TX), LP

A Delaware Limited Partnership

THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT (this “Agreement”) is made and entered into as of the 18th day of March, 2016, by SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company (“LLC” and/or “General Partner”), as general partner, and SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting on behalf of the applicable SUBI Portfolio (the “Trust” and/or “Limited Partner”), as limited partner, to form a limited partnership under the laws of the State of Delaware for the purposes and upon the terms and conditions hereinafter set forth.

ARTICLE I

PURPOSES AND POWERS, PRINCIPAL OFFICE, REGISTERED OFFICE

AND REGISTERED AGENT, PERIOD OF DURATION

Section 1.1. Name. The name of the limited partnership is SRC REAL ESTATE (TX), LP (the “Partnership”).

Section 1.2. Purposes and Powers. The Partnership is a single purpose entity. The nature of the business and of the purposes to be conducted and promoted by the Partnership is to engage solely in the following activities:

(a) acquiring, owning, operating, holding, selling, assigning, transferring, leasing, mortgaging, and pledging (and exercising and enforcing all rights and powers conferred by or incidental to such ownership) the property or properties listed on Attachment A hereto, together with all related improvements (collectively, the “Property”), and engaging in all activities that are incidental thereto, including without limitation, arranging financing secured by the Property;

(b) entering into a Participation Agreement (herein, together with any amendments, supplements or other modifications thereof, the “Participation Agreement”) among U.S. Bank Trust National Association, SRC Facilities Statutory Trust No. 2003-A, Sears, Roebuck and Co., SRC Depositor Corporation and the other parties thereto;

(c) consummating the transactions contemplated by the Participation Agreement, including (without limitation) the execution, delivery and performance of the Operative Documents;

(d) to maintain deposit, checking, investment and other accounts with financial institutions that are incidental to, or necessary or convenient for, the accomplishment of the Partnership’s purposes set forth in this Section 1.2;

(e) entering into such other agreements and instruments as may be contemplated by the terms and provisions of the Operative Documents or necessary or desirable in connection with the consummation of the transactions contemplated thereby or the performance by the Partnership of its obligations thereunder;

(f) entering into agreements with third parties regarding (i) the operations, maintenance, care, upkeep and management of the Property, including entering into leases, subleases and related agreements, and (ii) the provision of services as may be required from time to time by the Partnership, including legal, investment, accounting, banking, data processing, administrative and management services that are incidental to, or necessary or convenient for, the accomplishment of the Partnership’s purposes set forth in this Section 1.2;

(g) holding the Capitalization Demand Note (LP);

(h) lending money to Sears, Roebuck and Co. (“Sears”) in exchange for a Two Hundred Fifty-Six Million Six Hundred Sixty Thousand Nine Hundred Thirty-Five and 48/100 Dollars ($256,660,935.48) unsecured demand note issued by Sears to the Partnership (the “Demand Note”); and

(i) engaging in any and all activities permitted by, and exercising all of the powers and rights conferred upon limited partnerships by, the Delaware Revised Uniform Limited Partnership Act, Delaware Code Annotated, Title 6, Section 17-101, et seq., as amended from time to time (the “Act”), that are necessary, convenient or incidental to accomplishing the Partnership’s purpose as set forth in this Section 1.2.

Section 1.3. Indemnification. Any indemnification by the Partnership to its Partners shall be fully subordinated to any obligations respecting the Trust or the Property, and any claim for indemnification against the Partnership shall not be paid to the extent that the Partnership’s cash flow is insufficient to pay any such obligations as they become due and payable.

Section 1.4. Limitation on Partnership’s Actions. Except as otherwise provided in the Operative Documents or as authorized in this Agreement, in order to preserve and ensure its separate and distinct identity, the Partnership shall conduct its affairs in accordance with the following provisions:

a.	It shall establish and allocate fairly and reasonably any overhead for office space shared with any Affiliate.

b.	It shall maintain separate records, bank accounts, financial statements and books of account.

c.	It shall hold its assets in its own name and not commingle assets with those of any other Person.

d.	It shall conduct its own business in its own name, not identify itself as a division or part of any other Person and correct any known misunderstanding regarding its status as a separate entity (except as otherwise required by Section 4.16 of this Agreement).

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e.	It shall preserve its existence and observe organizational formalities as a limited partnership.

f.	It shall not form subsidiaries.

g.	It shall maintain financial statements separate from any other Person.

h.	It shall pay any of its liabilities out of its own funds, including salaries of any employees (if any), not funds of any other Person, and maintain adequate capital in light of its contemplated business operations.

i.	It shall maintain an arm’s length relationship with any Affiliate and enter into transactions with Affiliates only on commercially reasonable terms.

j.	It shall not guarantee, assume or become obligated for the debts of any other Person, including any Affiliate or hold out its credit as being available to satisfy the obligations of others, except for, to the extent constituting the debts or obligations of any other Person, the PBGC Claims (as defined in the PBGC Agreement (as defined below)).

k.	It shall use stationery, invoices and checks separate from any Affiliate.

l.	Other than pursuant to the Mortgage and any other Loan Documents or as expressly permitted by the PBGC Agreement, it shall not pledge its assets for the benefit of any Person (including any Affiliate), make any loans or advances to any Person (other than pursuant to Section 1.2(h) of this Agreement), or acquire any obligations or securities of any Person.

m.	It shall hold itself out as an entity separate and distinct from any other Person (except as otherwise required by Section 4.16 of this Agreement).

n.	Except for, to the extent constituting indebtedness, the PBGC UBL Claims, it shall not incur indebtedness other than the Mortgage Loans relating to the Texas Sites and unsecured payables in excess of 2% of the aggregate amount of the Mortgage Loans relating to the Texas Sites.

For purposes of this Agreement, “PBGC Agreement” means the Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016, among Sears Holdings Corporation (“Holdings”), the Partnership, certain other subsidiaries of Holdings and the Pension Benefit Guaranty Corporation (“PBGC”).

Section 1.5. Principal Office. The principal office of the Partnership shall be located at c/o Sears Legal Department, Attention: Steven Cook, 6th Floor, 3333 Beverly Road, Hoffman Estates, Illinois 60176, or at such other location as the General Partner may from time to time determine.

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Section 1.6. Registered Agent; Registered Office. The registered office of the Partnership in the State of Delaware as required by the Act shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, or at such other place or places as the General Partner may from time to time determine. The registered agent for service of process on the Partnership in the State of Delaware shall be The Corporation Trust Company, whose address is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801.

Section 1.7. Period of Duration. The Partnership as herein constituted shall have a perpetual duration, unless terminated pursuant to law or the provisions of this Agreement. The existence of the Partnership as a separate legal entity shall continue until the cancellation of the Certificate of Limited Partnership of the Partnership as provided in the Act.

Section 1.8. Filing of Certificates. Howard L. Rosenberg, hereby designated as an “authorized person” within the meaning of the Act, shall execute, deliver and file the Certificate of Limited Partnership of the Partnership with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Limited Partnership of the Partnership, his powers as an “authorized person” shall cease and the General Partner shall thereafter be designated as an “authorized person” within the meaning of the Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed in the Office of the Secretary of State and any other certificates (and any amendments and/or restatements thereof) necessary for the Partnership to qualify to do business in a jurisdiction in which the Partnership may wish to conduct business.

ARTICLE II

PARTNERS, CAPITAL CONTRIBUTIONS, DIVISION OF PROFITS AND LOSSES

Section 2.1. Partners. LLC shall be, and is, hereby admitted to the Partnership as the general partner of the Partnership. The Trust shall be, and is, hereby admitted to the Partnership as the initial limited partner of the Partnership. The General Partner shall not resign from the Partnership prior to its dissolution and winding up.

Section 2.2. Capital Contributions. The Partners have contributed all of the capital of the Partnership and may in the future contribute any additional capital deemed necessary by the General Partner for the operation of the Partnership. The provisions of this Agreement, including this Section 2.2 are intended solely to benefit the Partners and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Partnership (and no such creditor of the Partnership shall be a third-party beneficiary of this Agreement) and the General Partner and the Limited Partner shall not, except as provided by applicable law, have any duty or obligation to any creditor of the Partnership to make any contribution to the Partnership or to issue any call for capital pursuant to this Agreement.

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Section 2.3. Capital Accounts. A separate capital account (a “Capital Account”) shall be established and maintained for each Partner, including any substituted or additional Partner, in accordance with the following provisions:

2.3.1 Each Partner’s Capital Account shall be increased by:

(a) the amount of all capital contributions (including the fair market value of any property contributed to the Partnership) made by such Partner to the Partnership pursuant to Section 2.2;

(b) the amount of the Partnership’s gross income or gain allocated to such Partner; and

(c) the amount of any Partnership liabilities assumed by such Partner (or taken subject to if property is distributed to such Partner by the Partnership).

2.3.2 Each Partner’s Capital Account shall be decreased by:

(a) the amount of any money or the fair market value of any property distributed by the Partnership to such Partner;

(b) the amount of losses or deductions allocated to such Partner; and

(c) the amount of any Partner liabilities assumed by the Partnership (or taken subject to, if property is contributed to the Partnership by such Partner).

The foregoing provisions and the other provisions of this Agreement relating to or affecting the maintenance of Capital Accounts are intended to comply with the requirements of Section 704(b) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, and, to the extent not inconsistent with the provisions of this Agreement, shall be interpreted and applied in a manner consistent with such Treasury Regulations.

Section 2.4. Allocations. All items of the Partnership’s income, gain, loss, deduction or credit shall be allocated 99.9% to the Limited Partner and 0.01% to the General Partner.

Section 2.5. Distributions. Distributions shall be made to the Partners at the times and in the aggregate amounts determined by the General Partner, each such distribution to be made in accordance with the Partners’ respective ownership interests set forth in Section 2.4, above. Notwithstanding any provision to the contrary contained in this Agreement, the Partnership shall not be required to make a distribution to any Partner on account of its interest in the Partnership if such distribution would violate the Act.

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ARTICLE III

MANAGEMENT

Section 3.1. General Partner.

(a) The powers, business and affairs of the Partnership shall be managed by the General Partner.

(b) Except as required by the Act, the Limited Partner shall not be liable for the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner shall not be required, after making its initial capital contribution, to make any further capital contributions to the Partnership, or to lend any funds to the Partnership or to repay to the Partnership, any Partner or any creditor of the Partnership any amount including any negative balance in such Limited Partner’s capital account.

(c) The Limited Partner, in its capacity as limited partner, shall have no voice or participation in the management or operation of the Partnership business, and no power to (i) bind the Partnership or to act on behalf of the Partnership in any manner whatsoever, except as is specifically authorized by this Agreement, or (ii) perform any actions prohibited to limited partners under the Act or the laws of other jurisdictions in which the Partnership conducts business.

Section 3.2. Costs and Expenses. In carrying out the operation of the Partnership, the General Partner may from time to time employ one or more officers or other representatives.

Section 3.3. Banking. All funds of the Partnership shall be deposited in a Partnership checking account or accounts as shall be designated by the General Partner.

Section 3.4. Books. The Partnership books shall be maintained at the principal office. The books shall be kept on a fiscal year basis (which fiscal year shall end on the Saturday nearest December 31st ), and shall be closed and balanced at the end of each such fiscal year. The General Partner hereby covenants and agrees to cause all known business transactions pertaining to the purpose of the Partnership to be entered properly and completely into said books. The General Partner will prepare and file on behalf of the Partnership all tax returns in a timely manner (which may be consolidated).

ARTICLE IV

MISCELLANEOUS

Section 4.1. Insurance. During the course of the term for which this Partnership is formed, the Partnership shall carry liability and such other insurance, if any, in such amounts as are deemed appropriate by the General Partner.

Section 4.2. Transfer. Subject to Section 4.17, the Partnership shall in no way be restricted from enforcing, assigning, distributing, canceling, waiving, or otherwise amending or modifying the Demand Note.

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Section 4.3. Capitalization Demand Note (LP). If at any time a Site Lease is terminated as to any particular Texas Site and the related Mortgage Loan is paid in full, the portion of the related Capitalization Demand Note (LP) with respect to such Texas Site may be cancelled upon the request of the maker of such note.

Section 4.4. Site Lease and Mortgage Loan Termination. In the event that a Site Lease with respect to a Texas Site is terminated and the Mortgage Loan relating to such Texas Site is paid in full, but the applicable Texas Site is not transferred by virtue of Section 16(g) of the Master Lease Agreement, then the General Partner, on behalf of the Partnership, shall transfer the applicable Texas Site to the Trust (to be allocated to a new SUBI Portfolio in accordance with the provisions of Section 4.2(i) of the Trust Agreement).

Section 4.5. Dissolution. a. Notwithstanding any other provision of this Agreement to the contrary, and any provision of law that otherwise so empowers the Partnership, the Partnership shall not, so long as any indebtedness secured by any Mortgage on the Property remains outstanding or the PBGC Agreement remains in effect, without (i) the consent of the lender of any indebtedness secured by any Mortgage on the Property and (ii) the unanimous affirmative consent of the General Partner, the Trust, and the Owner Participant (including the consent of the Independent Director (as defined in Section 7 of the Amended and Restated Certificate of Incorporation for the Owner Participant dated as of March     , 2016)): (a) except as expressly permitted by the PBGC Agreement, (1) dissolve, terminate or liquidate or consolidate or merge with or into any Person or, (2) transfer the assets of the Partnership, (b) approve any act as a result of which the Partnership would be involved in any Bankruptcy Action (as defined below); (c) engage in any business or activity other than as set forth in its Certificate of Limited Partnership or Agreement of Limited Partnership (or any successor agreement thereto, however designated); (d) incur or assume any indebtedness, except for the PBGC UBL Claims (to the extent constituting indebtedness) and such indebtedness which is expressly permitted pursuant to (1) the Mortgage or the Loan Documents, and (2) the PBGC Agreement; or (e) amend this Agreement to change, modify, delete or add any provisions so as to be materially adverse to the interests of the PBGC, it being understood that (1) any amendment, alteration, change or repeal of Sections 1.2, 1.3, 1.4, 3.1, 4.2, 4.5, 4.13, 5.1, 5.2, 5.3, or 5.4 of this Agreement and (2) any other amendment, alteration, change or repeal (including, without limitation, additions of new sections or deletions of existing sections) which may, in the reasonable judgment of the Independent Director, impair the bankruptcy-remoteness of the Corporation in any material respect, in each case shall be deemed to be materially adverse to the interests of the PBGC. Subject to the foregoing, the Partnership reserves the right to amend, alter, change or repeal any provision contained in this Agreement, in the manner now or hereafter prescribed by statute, and all rights conferred upon Partners herein are granted subject to this reservation.

b.	As used herein, the term “Bankruptcy Action” means:

(i) The commencement of any case or proceeding in respect of the Partnership under any federal or state law relating to bankruptcy, insolvency, reorganization or relief of debtors;

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(ii) The institution of any proceedings to have the Partnership adjudicated as bankrupt or insolvent;

(iii) The consent to the institution of bankruptcy or insolvency proceedings against the Partnership;

(iv) The filing of a petition, or the consent to a petition, seeking reorganization, arrangement, adjustment, winding up, dissolution, composition, liquidation or other relief of the Partnership’s debts under any federal or state law relating to bankruptcy;

(v) The seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or custodian for the Partnership or for all or substantially all of its properties; or

(vi) The making of an assignment for the benefit of the creditors of the Partnership; or

(vii) The taking by the Partnership of any action in furtherance of any of the foregoing.

Section 4.6. Benefits of Agreement; No Third-Party Rights. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Partnership or by any creditor of the General Partner or the Limited Partner. Nothing in this Agreement shall be deemed to create any right in any Person not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person; provided, however, that for the avoidance of doubt, the Independent Director and the Owner Participant shall each be an express third party beneficiary hereto and, for such purposes, a deemed party hereto.

Section 4.7. Severability of Provisions. Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

Section 4.8. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

Section 4.9. Binding Agreement. Notwithstanding any other provision of this Agreement, the General Partner and the Limited Partner agree that this Agreement constitutes a legal, valid and binding agreement of the General Partner and the Limited Partner, and is enforceable against the General Partner and the Limited Partner, in accordance with its terms.

Section 4.10. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

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Section 4.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

Section 4.12. Effectiveness. Pursuant to the Act, this Agreement shall be effective as of the time of the filing of the Certificate of Limited Partnership of the Partnership with the office of the Delaware Secretary of State.

Section 4.13. Limitation on Assets. Notwithstanding anything to the contrary contained in the Certificate of Limited Partnership or this Agreement, the Partnership shall not hold or acquire, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the Property, or become a shareholder of or member or partner in any entity which acquires or holds any property other than the Property, until such time as any indebtedness from the Partnership to SRC DEPOSITOR CORPORATION (and its successors and/or assigns, collectively, “Lender”) has been fully repaid and all obligations from the Partnership to Lender are satisfied.

This Section 4.13 of this Agreement shall not be amended without the prior written consent of Lender.

Section 4.14. Waiver. Notwithstanding anything to the contrary contained in the Certificate of Limited Partnership or this Agreement, the Partnership and its Partners hereby waive their right to dissolve or terminate (and waive their right to consent to the dissolution or termination of) the Partnership or this Agreement, and shall not take any action towards that end, (a) so long as the Partnership is obligated on any indebtedness or obligations of any kind whatsoever to Lender, except upon the express prior written consent of Lender, and (b) so long as the PBGC Agreement remains in effect, except upon the express prior written consent of PBGC (notwithstanding anything to the contrary in Section 4.6 of this Agreement). Further, the death, retirement, incapacity, insanity, expulsion or resignation, bankruptcy, insolvency, dissolution or other similar proceeding of, or pertaining to, any Partner, or any other event or act causing dissolution of the Limited Partnership pursuant to the Act or this Agreement, shall not constitute an event of liquidation, dissolution or termination of the Limited Partnership or this Agreement, except upon the express prior written consent of Lender and, while the PBGC Agreement remains in effect, of PBGC (notwithstanding anything to the contrary in Section 4.6 of this Agreement). Any amendments to this Section 4.14 shall require the prior written consent of Lender and, while the PBGC Agreement remains in effect, of PBGC (notwithstanding anything to the contrary in Section 4.6 of this Agreement), provided that such consent of Lender shall not be required once the Limited Partnership no longer has any indebtedness or other obligation of any kind whatsoever owing or due Lender. This Section 4.14 shall cease to be of further force or effect once the Limited Partnership no longer has any outstanding indebtedness or other obligation of any kind whatsoever owing or due Lender and the PBGC Agreement is no longer in effect.

Section 4.15. Terms. Capitalized terms not otherwise defined herein shall be as defined in Schedule I to the Participation Agreement, as in effect on the date hereof.

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Section 4.16. Tax Characterization. No election shall be made pursuant to Treasury Regulation Section 301.7701-3 to have the Partnership treated as an association taxable as a corporation for United States federal income tax purposes.

Section 4.17. PBGC Agreement. Notwithstanding any provision of this Agreement to the contrary, the Partnership may consummate the transactions contemplated by the PBGC Agreement or any of the other Transaction Documents (as defined in the PBGC Agreement).

ARTICLE V

LIMITED LIABILITY EXCULPATION AND INDEMNIFICATION

Section 5.1. Limited Liability. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Partnership, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Partnership, and the General Partner and/or the Limited Partner shall not be obligated personally for any such debt, obligation or liability of the Partnership solely by reason of being a General Partner and/or the Limited Partner of the Partnership.

Section 5.2. Exculpation. To the maximum extent that Delaware law in effect from time to time permits limitation of the liability of officers of a limited partnership, no officer or manager of the Partnership shall be liable to the Partnership or to any Partner for money damages. Neither the amendment nor repeal of this Section 5.2, nor the adoption or amendment of any other provision of this Agreement inconsistent with this Section 5.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Delaware statute limiting the liability of officers or managers of a limited partnership for money damages in a suit by or on behalf of the Partnership or by any Partner, no officer or manager (as the case may be) of the Partnership shall be liable to the Partnership or to any Partner for money damages except to the extent that (a) the manager or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (b) a judgment or other final adjudication adverse to the officer or manager (as the case may be) is entered in a proceeding based on a finding in the proceeding that the officer’s or manager’s action or failure to act (as the case may be) was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty.

Section 5.3. Indemnification. Except as provided in Section 1.3, the Partnership shall have the power, to the maximum extent permitted by Delaware law in effect from time to time, to obligate itself to, and hereby does obligate itself to, indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Partner, manager or officer of the Partnership, or (b) any individual who, while a Partner, officer or manager of the Partnership and at the request of the Partnership, serves or has served as a director, manager, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of such person’s status as a present or former Partner, manager or officer of the Partnership. The Partnership shall have the power to, and hereby does obligate

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itself to, provide such indemnification and advancement of expenses to a person who served a predecessor of the Partnership in any of the capacities described in (a) or (b) above and to any employee or agent of the Partnership or a predecessor of the Partnership.

Section 5.4. Capacity of Trust. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust and the Partnership is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or impliedly contained herein, all such liability, if any, being expressly waived by the parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust and the Partnership in this Agreement and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Trust or the Partnership or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust or the Partnership under this Agreement or any other related document.

[balance of page intentionally left blank]

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IN WITNESS WHEREOF, the General Partner and the Limited Partner have duly executed and delivered this Agreement effective as of the day and year first above written.

GENERAL PARTNER:

SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, general partner

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series, sole member

	By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

		By:	/s/ Melissa A. Rosal
		Name:	Melissa A. Rosal
		Title:	Vice President

LIMITED PARTNER:

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series, sole member

	By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

		By:	/s/ Melissa A. Rosal
		Name:	Melissa A. Rosal
		Title:	Vice President

Limited Partnership Agreement

SRC Real Estate (TX), LP

Attachment A

Texas Sites

1)	Store #1027 - 750 Sunland Park Dr., El Paso, TX 79912

2)	Store# 1076 — 2401 S. Stemmons Fwy. Suite 5000, Lewisville, TX 75067

3)	Store #1267 – 1800 Green Oaks Rd., Fort Worth, TX 76116
(also	referred to as Ridgmar-Fort Worth)

4)	Store #1176 - 999 Pasadena Blvd., Pasadena, TX 77506

5)	Store #1217 -1305 Airline Rd., Corpus Christi, TX 78412

6)	Store #1297 - 1101 Melbourne Rd., Suite 7000, Hurst, TX 76053

7)	Store #1307 - 4310 Buffalo Gap Rd., Abilene, TX 79606

8)	Store#1317 - 8401 Gateway Blvd. W., El Paso, TX 79925
(also	referred to as Cielo Vista)

9)	Store #1327 - 1000 San Jacinto Mall, Baytown, TX 77521

10)	Store #1337 - 851 N. Central Expwy., Plano, TX 75075

11)	Store #1187 - 3000 Town East Mall, Mesquite, TX 75150

12)	Store #1367 - 6001 W. Waco Dr., Waco, TX 76710

13)	Store #1377 - 7925 FM 1960 Rd. W., Houston, TX 77070

14)	Store #1387 - 7701 I-40 West, Amarillo, TX 79121

15)	Store #1407 - 6461 Eastex Fwy, Beaumont, TX 77706

16)	Store #1417 - 20131 Highway 59 N, Humble, TX 77338
(also	referred to as Houston/Dearbrook)

17)	Store #1427 - 6909 N. Loop 1604 E, San Antonio, TX 78247
(also	referred to as San Antonio/Rolling Oaks)

18)	Store #1437 - 3871 S. Cooper St., Arlington, TX 76015

19)	Store #1447 - 4900 S. Hulen St., Fort Worth, TX 76132

20)	Store #2197 - 10000 Emmett F. Lowry Expy., Texas City, TX 77591

21)	Store #1487 - 11200 Lakeline Mall Dr., Cedar Park, TX 78613
(also	referred to as Austin (Cedar Park))

22)	Store #2247 - 5300 San Dario Ave, Laredo, TX 78041

23)	Store #2497 - 2320 N. Expressway, Brownsville, TX 78521

24)	Store #2587 - 2201 Interstate 35E S, Denton, TX 76205

25)	Store #2547 - 1502 Harvey Rd., College Station, TX 77840

26)	Store #2557 - 3510 McCann, Longview, TX 75605

EXECUTION VERSION

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

SRC REAL ESTATE HOLDINGS (TX), LLC

A Delaware Limited Liability Company

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) is made and entered into as of the 18th day of March, 2016, by SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust acting on behalf of the applicable SUBI Portfolio (the “Trust” and/or “Member”), as sole member, to form a limited liability company under the laws of the State of Delaware for the purposes and upon the terms and conditions hereinafter set forth.

ARTICLE I.

PURPOSES AND POWERS, PRINCIPAL OFFICE, REGISTERED OFFICE AND REGISTERED AGENT, PERIOD OF DURATION

Section 1.1 Name. The name of the limited liability company is SRC Real Estate Holdings (TX), LLC (the “Company”).

Section 1.2 Purposes and Powers. The Company is a single purpose entity. The nature of the business and of the purposes to be conducted and promoted by the Company is to engage solely in the following activities:

(a) to act as the general partner of SRC REAL ESTATE (TX), LP, a Delaware limited partnership (the “Limited Partnership”) created by that certain limited partnership agreement amended and restated on the date hereof (the “Limited Partnership Agreement”), whose purposes are: (i) to acquire real property, together with improvements thereon (the “Property”) located in the State of Texas and listed on Attachment A hereto, and (ii) to own, hold, sell, assign, transfer, operate, lease, mortgage, pledge and otherwise deal with the Property as more particularly described in the Limited Partnership Agreement;

(b) as the general partner of the Limited Partnership, to enter into a Participation Agreement (herein, together with any amendments, supplements or other modifications thereof, the “Participation Agreement”) among U.S. Bank Trust National Association, the Trust, Sears, Roebuck and Co., SRC Depositor Corporation and the other parties thereto;

(c) as the general partner of the Limited Partnership, to consummate the transactions contemplated by the Participation Agreement, including (without limitation) the execution, delivery and performance of the Operative Documents;

(d) to maintain deposit, checking, investment and other accounts with financial institutions that are incidental to, or necessary or convenient for, the accomplishment of the purposes otherwise set forth in this Section 1.2;

(e) as the general partner of the Limited Partnership, to enter into such other agreements and instruments as may be contemplated by the terms and provisions of the Operative Documents or necessary or desirable in connection with the consummation of the transactions contemplated thereby or the performance by the Limited Partnership of its obligations thereunder; and

(f) to engage in any lawful act or activity permitted under the Delaware Limited Liability Company Act, Delaware Code Annotated, Title 6, Section 18-101, et seq., as amended from time to time (the “Act”), that are incidental to the purposes otherwise set forth in this Section 1.2.

Section 1.3 Indemnification. Any indemnification by the Company to its members, managers or officers shall be fully subordinated to any obligations respecting the Trust or the Property, and any claim for indemnification against the Company shall not be paid to the extent that the Company’s cash flow is insufficient to pay any such obligations as they become due and payable.

Section 1.4 Limitations on the Company’s Actions. Except as otherwise provided in the Operative Documents or as authorized in this Agreement, in order to preserve and ensure its separate and distinct identity, the Company shall conduct its affairs in accordance with the following provisions:

a. It shall establish and allocate fairly and reasonably any overhead for office space shared with any Affiliate.

b. It shall maintain separate records, bank accounts, financial statements and books of account from those of any other Person.

c. It shall hold its assets in its own name and not commingle assets with those of any other Person.

d. It shall conduct its own business in its own name, not identify itself as a division or part of any other Person and correct any known misunderstanding regarding its status as a separate entity (except as otherwise required by Section 4.13 of this Agreement).

e. It shall preserve its existence and observe organizational formalities as a limited liability company.

f. It shall not form subsidiaries.

g. It shall maintain financial statements separate from any other Person.

h. It shall pay any of its liabilities out of its own funds, including salaries of any employees (if any), not funds of any other Person and maintain adequate capital in light of its contemplated business operations.

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i. It shall maintain an arm’s length relationship with any Affiliate and enter into transactions with Affiliates only on commercially reasonable terms.

j. It shall not guarantee, assume or become obligated for the debts of any other Person, including any Affiliate or hold out its credit as being available to satisfy the obligations of others, except for, to the extent constituting the debts or obligations of any other Person, the PBGC UBL Claims (as defined in the PBGC Agreement (as defined below)).

k. It shall use stationery, invoices and checks separate from any Affiliate.

l. Other than pursuant to the Mortgage and any other Loan Documents or as expressly permitted by the PBGC Agreement, it shall not pledge its assets for the benefit of any Person (including any Affiliate), or acquire any obligations or securities of any Person.

m. It shall hold itself out as an entity separate and distinct from any other Person (except as otherwise required by Section 4.13 of this Agreement).

n. Except for, to the extent constituting indebtedness, the PBGC UBL Claims, it shall not incur indebtedness other than unsecured payables in excess of 2% of the aggregate amount of the Mortgage Loans relating to the Texas Sites; provided, however, that this will not limit its liability as the General Partner for the indebtedness of the Limited Partnership which is otherwise not limited recourse.

For purposes of this Agreement, “PBGC Agreement” means the Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016, among Sears Holdings Corporation (“Holdings”), the Company, certain other subsidiaries of Holdings and the Pension Benefit Guaranty Corporation (“PBGC”).

Section 1.5 Principal Office. The principal office of the Company shall be located at c/o Sears Legal Department, Attention: Steven Cook, 6th Floor, 3333 Beverly Road, Hoffman Estates, Illinois 60176, or at such other location as the Member may from time to time determine.

Section 1.6 Registered Agent; Registered Office. The registered office of the Company in the State of Delaware as required by Section 18-104 of the Act shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, or at such other place or places as the Member may from time to time determine. The registered agent for service of process on the Company in the State of Delaware shall be The Corporation Trust Company, whose address is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801.

Section 1.7 Period of Duration. The Company as herein constituted shall have a perpetual duration, unless terminated pursuant to law or the provisions of this Agreement. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate of Formation of the Company as provided in the Act.

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Section 1.8 Filing of Certificates. Howard L. Rosenberg, hereby designated as an “authorized person” within the meaning of the Act, shall execute, deliver and file the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation of the Company, his powers as an “authorized person” shall cease and the Member shall thereafter be designated as an “authorized person” within the meaning of the Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed in the Office of the Secretary of State and any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

ARTICLE II.

MEMBER, CAPITAL CONTRIBUTIONS, DIVISION OF PROFITS AND LOSSES

Section 2.1 Members. The Trust shall be, and is, hereby admitted to the Company as the sole member of the Company. The Member may not resign from the Company prior to its dissolution and winding up.

Section 2.2 Capital Contributions. The Member has contributed all of the capital of the Company and may in the future contribute any additional capital deemed necessary by the Member for the operation of the Company. The provisions of this Agreement, including this Section 2.2 are intended solely to benefit the Member and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company shall be a third-party beneficiary of this Agreement) and the Member shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

Section 2.3 Allocation of Profits and Losses. All items of the Company’s income, gain, profits, loss, deduction or credit shall be allocated 100% to the Member.

Section 2.4 Distributions. Distributions shall be made to the Member at the times and in the aggregate amounts determined by the Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act.

ARTICLE III.

MANAGEMENT

Section 3.1 Member-Managed. The powers, business and affairs of the Company shall be managed by the Member.

Section 3.2 Costs and Expenses. In carrying out the operation of the Company, the Member may from time to time employ one or more officers or other representatives.

Section 3.3 Banking. All funds of the Company shall be deposited in a Company checking account or accounts as shall be designated by the Member.

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Section 3.4 Books. The Company books shall be maintained at the principal office. The books shall be kept on a fiscal year basis (which fiscal year shall end on the Saturday nearest December 31st ), and shall be closed and balanced at the end of each such fiscal year. The Member hereby covenants and agrees to cause all known business transactions pertaining to the purpose of the Company to be entered properly and completely into said books. The Member will prepare and file on behalf of the Company all tax returns in a timely manner (which may be consolidated).

ARTICLE IV.

MISCELLANEOUS

Section 4.1 Insurance. During the course of the term for which this Company is formed, the Company shall carry liability and such other insurance, if any, in such amounts as are deemed appropriate by the Member.

Section 4.2 Intentionally Omitted.

Section 4.3 Intentionally Omitted.

Section 4.4 Dissolution. a. Notwithstanding any other provision of this Agreement to the contrary, and any provision of law that otherwise so empowers the Company, the Company shall not, so long as any indebtedness secured by any Mortgage on the Property remains outstanding or the PBGC Agreement remains in effect, without (i) the consent of the lender of any indebtedness secured by any Mortgage on the Property and (ii) the unanimous affirmative consent of the Trust, and the Owner Participant (including the consent of the Independent Director (as defined in Section 7 of the Amended and Restated Certificate of Incorporation for the Owner Participant dated as of March     , 2016)): (a) except as expressly permitted by the PBGC Agreement, (1) dissolve, terminate or liquidate or consolidate or merge with or into any Person, cause the Limited Partnership to dissolve, terminate or liquidate or consolidate or merge with or into any Person, or (2) transfer the assets of the Company or cause the Limited Partnership to transfer the assets of the Limited Partnership; (b) approve any act as a result of which the Company or the Limited Partnership, would be involved in any Bankruptcy Action (as defined below); (c) cause the Company or the Limited Partnership to engage in any business or activity other than as set forth in its Certificate of Incorporation, Articles of Organization or Operating Agreement or Certificate of Limited Partnership, Certificate of Formation or Agreement of Limited Partnership (or any successor agreement thereto, however designated); (d) incur or assume any indebtedness, or cause the Limited Partnership to incur or assume any indebtedness, except for the PBGC UBL Claims (to the extent constituting indebtedness) and such indebtedness which is expressly permitted pursuant to (1) the Mortgage or the Loan Documents, and (2) the PBGC Agreement; or (e) amend this Agreement or the Limited Partnership Agreement, to change, modify, add or delete any provisions so as to be materially adverse to the interests of the PBGC, it being understood that (1) any amendment, alteration, change or repeal of Sections 1.2, 1.3, 1.4, 3.1, 4.4, 5.1, 5.2, 5.3, or 5.4 of this Agreement and (2) any other amendment, alteration, change or repeal (including, without limitation, additions of new sections or deletions of existing sections) which may, in the reasonable judgment of the Independent Director, impair the bankruptcy-remoteness of the Corporation in any material respect, in each case shall be deemed to be materially adverse to the interests of the PBGC.

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Subject to the foregoing, the Company reserves the right to amend, alter, change or repeal any provision contained in this Agreement, in the manner now or hereafter prescribed by statute, and all rights conferred upon Members herein are granted subject to this reservation.

b. As used herein, the term “Bankruptcy Action” means:

(i) The commencement of any case or proceeding in respect of the Company or the Limited Partnership under any federal or state law relating to bankruptcy, insolvency, reorganization or relief of debtors;

(ii) The institution of any proceedings to have the Company or the Limited Partnership adjudicated as bankrupt or insolvent;

(iii) The consent to the institution of bankruptcy or insolvency proceedings against the Company or the Limited Partnership;

(iv) The filing of a petition, or the consent to a petition, seeking reorganization, arrangement, adjustment, winding up, dissolution, composition, liquidation or other relief of the Company’s or the Limited Partnership’s debts under any federal or state law relating to bankruptcy;

(v) The seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or custodian for the Company or the Limited Partnership or for all or substantially all of either of its properties; or

(vi) The making of an assignment for the benefit of the creditors of the Company or the Limited Partnership; or

(vii) The taking by the Company or the Limited Partnership of any action in furtherance of any of the foregoing.

Section 4.5 Benefits of Agreement; No Third-Party Rights. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member. Nothing in this Agreement shall be deemed to create any right in any person not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person; provided, however, that for the avoidance of doubt, the Independent Director and the Owner Participant shall each be an express third party beneficiary hereto and, for such purpose, a deemed party hereto.

Section 4.6 Severability of Provisions. Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

Section 4.7 Entire Agreement. This Agreement constitutes the entire agreement of the Member with respect to the subject matter hereof.

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Section 4.8 Binding Agreement. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member in accordance with its terms.

Section 4.9 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

Section 4.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

Section 4.11 Effectiveness. Pursuant to Section 18-201(d) of the Act, this Agreement shall be effective as of the time of the filing of the Certificate of Formation of the Company with the office of the Delaware Secretary of State.

Section 4.12 Terms. Capitalized terms not otherwise defined herein shall be as defined in Schedule I to the Participation Agreement, as in effect on the date hereof.

Section 4.13 Tax Characterization. No election shall be made pursuant to Treasury Regulation Section 301.7701-3 to have the Company treated as an association taxable as a corporation for United States federal income tax purposes.

Section 4.14 PBGC Agreement. Notwithstanding any provision of this Agreement to the contrary, the Company may consummate the transactions contemplated by the PBGC Agreement or any of the other Transaction Documents (as defined in the PBGC Agreement).

ARTICLE V.

LIMITED LIABILITY EXCULPATION AND INDEMNIFICATION

Section 5.1 Limited Liability. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and the Member shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member of the Company.

Section 5.2 Exculpation. To the maximum extent that Delaware law in effect from time to time permits limitation of the liability of officers of a limited liability company, no officer or manager of the Company shall be liable to the Company or to any Member for money damages. Neither the amendment nor repeal of this Section 5.2, nor the adoption or amendment of any other provision of this Agreement inconsistent with this Section 5.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Delaware statute limiting the liability of officers or managers of a limited liability company for money damages in a suit by or on behalf of the Company or by any Member, no officer or manager (as the case may be) of the Company shall be liable to the Company or to any Member for money damages except to the extent that (a) the manager or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit

7

in money, property or services actually received, or (b) a judgment or other final adjudication adverse to the officer or manager (as the case may be) is entered in a proceeding based on a finding in the proceeding that the officer’s or manager’s action or failure to act (as the case may be) was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty.

Section 5.3 Indemnification. Subject to the provisions of Section 1.3, the Company shall have the power, to the maximum extent permitted by Delaware law in effect from time to time, to obligate itself to, and hereby does obligate itself to, indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Member, manager or officer of the Company, or (b) any individual who, while a Member, officer or manager of the Company and at the request of the Company, serves or has served as a director, manager, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of such person’s status as a present or former Member, manager or officer of the Company. The Company shall have the power to, and hereby does obligate itself to, provide such indemnification and advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company.

Section 5.4 Capacity of Trust. It is expressly understood and agreed by the Member that (a) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust and the Company is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability of U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Member, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust and the Company in this Agreement and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Trust or the Company or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust or the Company under this Agreement or any other related document.

[balance of page intentionally left blank]

8

IN WITNESS WHEREOF, the Member has duly executed and delivered this Agreement effective as of the day and year first above written.

MEMBER:

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

	By:	/s/ Melissa A. Rosal
	Name:	Melissa A. Rosal
	Title:	Vice President

SRC Real Estate Holdings (TX), LLC

LLC Agreement

Attachment A

Texas Sites

1) Store #1027 - 750 Sunland Park Dr., El Paso, TX 79912

2) Store# 1076 — 2401 S. Stemmons Fwy. Suite 5000, Lewisville, TX 75067

3) Store #1267 – 1800 Green Oaks Rd., Fort Worth, TX 76116 (also referred to as Ridgmar-Fort Worth)

4) Store #1176 - 999 Pasadena Blvd., Pasadena, TX 77506

5) Store #1217 -1305 Airline Rd., Corpus Christi, TX 78412

6) Store #1297 - 1101 Melbourne Rd., Suite 7000, Hurst, TX 76053

7) Store #1307 - 4310 Buffalo Gap Rd., Abilene, TX 79606

8) Store#1317 - 8401 Gateway Blvd. W., El Paso, TX 79925 (also referred to as Cielo Vista)

9) Store #1327 - 1000 San Jacinto Mall, Baytown, TX 77521

10) Store #1337 - 851 N. Central Expwy., Plano, TX 75075

11) Store #1187 - 3000 Town East Mall, Mesquite, TX 75150

12) Store #1367 - 6001 W. Waco Dr., Waco, TX 76710

13) Store #1377 - 7925 FM 1960 Rd. W., Houston, TX 77070

14) Store #1387 - 7701 I-40 West, Amarillo, TX 79121

15) Store #1407 - 6461 Eastex Fwy, Beaumont, TX 77706

16) Store #1417 - 20131 Highway 59 N, Humble, TX 77338 (also referred to as Houston/Dearbrook)

17) Store #1427 - 6909 N. Loop 1604 E, San Antonio, TX 78247 (also referred to as San Antonio/Rolling Oaks)

18) Store #1437 - 3871 S. Cooper St., Arlington, TX 76015

19) Store #1447 - 4900 S. Hulen St., Fort Worth, TX 76132

20) Store #2197 - 10000 Emmett F. Lowry Expy., Texas City, TX 77591

21) Store #1487 - 11200 Lakeline Mall Dr., Cedar Park, TX 78613 (also referred to as Austin (Cedar Park))

22) Store #2247 - 5300 San Dario Ave, Laredo, TX 78041

23) Store #2497 - 2320 N. Expressway, Brownsville, TX 78521

24) Store #2587 - 2201 Interstate 35E S, Denton, TX 76205

25) Store #2547 - 1502 Harvey Rd., College Station, TX 77840

26) Store #2557 - 3510 McCann, Longview, TX 75605

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

Exhibit 17

Independent Director and Manager Lists

Schedule of Compensation & Benefits for Current Directors and Managers

List of Independent Director and Managers

Sandra Horwitz

Michelle Dryer

William Popeo

[**]

Exhibit 18

Custodian

State Street Bank and Trust Company

Portions of this document have been redacted pursuant to a Request for Confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

Exhibit 19

Approved Appraisers

[**]

Exhibit 20

PBGC IP Perfection Documents

[See Attached]

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS
A. NAME & PHONE OF CONTACT AT FILER (optional)
B. E-MAIL CONTACT AT FILER (optional)
C. SEND ACKNOWLEDGMENT TO: (Name and Address)
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR’S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)
1a. ORGANIZATION’S NAME
KCD IP, LLC
OR 1b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX
1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY
c/o Sears Holding Corporation, 3333 Beverly Road Hoffman Estates IL 60179 USA
2. DEBTOR’S NAME : Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)
2a. ORGANIZATION’S NAME
OR 2b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX
2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY
3. SECURED PARTY’S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)
3a. ORGANIZATION’S NAME
Pension Benefit Guaranty Corporation
OR 3b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX
3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY
Attn: Chief Counsel, Office of the Chief Counsel, 1200 K Street N.W., Suite 320 Washington DC 20005-4026 USA
4. COLLATERAL: This financing statement covers the following collateral:
See Exhibit A attached hereto.
5. Check only if applicable and check only one box: Collateral is held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative
6a. Check only if applicable and check only one box: 6b. Check only if applicable and check only one box:
Public-Finance Transaction Manufactured-Home Transaction A Debtor is a Transmitting Utility Agricultural Lien Non-UCC Filing
7. ALTERNATIVE DESIGNATION (if applicable): Lessee/Lessor Consignee/Consignor Seller/Buyer Bailee/Bailor Licensee/Licensor
8. OPTIONAL FILER REFERENCE DATA:
File with: Delaware Secretary of State Additional Pages: 1 (Ref No. 1006966-00002)
FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

Exhibit A

to UCC-1 Financing Statement

Debtor:	KCD IP, LLC	Secured Party:	Pension Benefit Guaranty Corporation
	c/o Sears Holding Corporation		Attn: Chief Counsel
	3333 Beverly Road		Office of the Chief Counsel
	Hoffman Estates, IL 60179		1200 K Street, N.W., Suite 320
Washington DC 20005-4026

Collateral:

Debtor’s right, title and interest in and to all trademarks (including service marks, unregistered trademarks, and licenses), federal and state trademark registrations and applications made by Debtor, common law trademarks and trade names owned by or assigned to Debtor, all registrations and applications for the foregoing and all exclusive and nonexclusive licenses from third parties of the right to use trademarks of such third parties along with any and all (a) renewals thereof, (b) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, damages, claims and payments for past or future infringements thereof, (c) rights to sue for past, present and future infringements thereof, and (d) foreign trademarks, trademark registrations and trade name applications for any thereof and any other rights corresponding thereto around the world (all of the foregoing, collectively, the “Trademarks”), all rights under contracts, agreements, authorizations, orders, licenses and franchises related to any Trademark, all general intangibles related to or arising from any Trademark, including, without limitation, the entire goodwill of or associated with the businesses now or hereafter conducted by Debtor connected with and symbolized by any of the Trademarks, and all books and records related to the foregoing, in each case, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and proceeds and products thereof, including without limitation, all accessions to, substitutions for and, replacements, proceeds, supporting obligations and products of any of the foregoing and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty or guaranty payable by reason of loss or damage or otherwise in respect of any of the foregoing

EXECUTION VERSION

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “IP Security Agreement”), dated as of [            , 20    ]1, is by and between KCD IP, LLC, a Delaware limited liability company (the “Grantor”), and PENSION BENEFIT GUARANTY CORPORATION (the “Secured Party” and, collectively with Grantor, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Secured Party is a wholly owned United States government corporation established under 29 U.S.C. § 1302 to administer the Plan termination insurance program created under Title IV of the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1301 – 1461 (2012, Supp. I 2013) (as amended from time to time, together with the regulations thereunder, in each case in effect from time to time “ERISA”);

WHEREAS, Sears Holdings Corporation, a Delaware corporation (the “Company”) is the plan sponsor (as such term is defined in ERISA Section 3(16)(B)) of the Sears Holdings Pension Plan, as amended and restated effective January 1, 2014 (the “Plan”);

WHEREAS, the Company is the ultimate corporate parent company of Grantor, and Grantor is a member of the Company’s “controlled group,” as that term is defined in ERISA Section 4001(a)(14);

WHEREAS, pursuant to that certain Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”), by and among the Company, the other Sears Parties including Grantor, and the Secured Party, the Company, Grantor and the other Sears Parties have offered to provide the Secured Party with certain enhanced protections in exchange for the Secured Party’s agreement to forbear from initiating termination proceedings with respect to the Plan pursuant to ERISA Section 4042 for the term and under the conditions provided in the PPPFA;

WHEREAS, Grantor will realize substantial direct and indirect benefits as a result of the arrangements memorialized in the PPPFA;

WHEREAS, Grantor owns the IP Assets, including, without limitation, the Trademarks set forth on Exhibit 10-B to the PPPFA as of the date of such PPPFA and as updated from time to time in accordance with the terms thereof; and

WHEREAS, the obligation of the Secured Party to enter into the PPPFA is subject to the condition, among others, that Grantor shall execute and deliver this IP Security Agreement and grant the security interest hereinafter described;

NOW, THEREFORE, in consideration of the willingness of the Secured Party to enter into the PPPFA and to agree, subject to the terms and conditions set forth therein, to temporarily forbear from

[1]	[NTD: To be dated and effective as of the first date on which a Springing Lien Event occurs; this mechanism will be set forth in the document evidencing the escrow arrangement with the Custodian. Nothing in this IP Security Agreement shall be effective until the occurrence of a Springing Lien Event and satisfaction of any IP Springing Lien Condition. This footnote will be deleted from the final document prior to same becoming effective.]

initiating, under ERISA, certain involuntary termination proceedings with respect to the Plan, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the PPPFA and used herein shall have the meanings given them in the PPPFA. Further, unless otherwise defined herein, terms defined in Articles 8 and 9 of the Uniform Commercial Code as enacted and in effect from time to time in the State of New York are used in this IP Security Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Secured Party’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions relating to such perfection or priority and for purposes of definitions relating to such provisions. Unless otherwise expressly provided herein, for purposes of this IP Security Agreement, the rules of interpretation set forth in Section 1.02 of the PPPFA shall apply herein.

2. Security Interest. As security for the due and punctual payment and performance of the Secured Obligations, Grantor hereby grants to the Secured Party a security interest in and lien on all of Grantor’s right, title and interest in and to all Trademarks, all rights under contracts, agreements, authorizations, orders, licenses and franchises related to any Trademark, all General Intangibles related to or arising from any Trademark, including, without limitation, the entire goodwill of or associated with the businesses now or hereafter conducted by Grantor connected with and symbolized by any of the Trademarks, and all books and records related to the foregoing, in each case, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and Proceeds and products thereof (collectively referred to as the “Collateral”), including without limitation, all accessions to, substitutions for and, replacements, Proceeds, Supporting Obligations and products of any of the foregoing and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty or guaranty payable by reason of loss or damage or otherwise in respect of any of the foregoing.

Notwithstanding anything to the contrary contained herein, the security interest granted under this IP Security Agreement shall not extend to any trademark applications filed in the United States Patent and Trademark Office on the basis of Grantor’s “intent-to-use” such trademark, unless and until acceptable evidence of use of such trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such trademark application prior to such filing would adversely affect the enforceability or validity of such trademark application.

As used herein, “Trademarks” shall mean all trademarks (including service marks, unregistered trademarks, and licenses), federal and state trademark registrations and applications made by Grantor, common law trademarks and trade names owned by or assigned to Grantor, all registrations and applications for the foregoing and all exclusive and nonexclusive licenses from third parties of the right to use trademarks of such third parties (including, without limitation, the registrations and applications listed on Exhibit 10-B to the PPPFA as of the date of such PPPFA and as updated from time to time in accordance with the terms thereof), along with any and all (a) renewals thereof, (b) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past or future infringements thereof, (c) rights to sue for past, present and future infringements thereof, and (d) foreign trademarks, trademark registrations, and trade name applications for any thereof and any other rights corresponding thereto throughout the world.

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3. Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the PBGC UBL Claims (herein called the “Secured Obligations”).

4. Intentionally Omitted.

5. Special Representations, Warranties and Covenants of Grantor. Grantor hereby represents and warrants as of the date hereof or covenants, as applicable, to the Secured Party as follows:

(a) Except for the security interest created hereunder and as otherwise not prohibited by the PPPFA, Grantor is the owner of the Collateral free and clear from any lien, charge, security interest or other encumbrance. Grantor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein, except as not prohibited by the PPPFA.

(b) Grantor has full power, authority and legal right to execute, deliver and perform its obligations under this IP Security Agreement and to grant a security interest in all of the Collateral pursuant to this IP Security Agreement, and the execution, delivery and performance hereof and the granting and enforcement (where applicable) of a security interest in the Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of Grantor’s governing documents, or of any judgment, decree or order of any tribunal or of any agreement or instrument to which Grantor is a party or by which it or any of its property is bound or affected or constitute a default.

(c) Grantor shall not sell, convey or otherwise dispose of any Collateral or any interest therein and shall not create, incur or permit to exist any lien, charge, security interest or other encumbrance whatsoever with respect to any Collateral or the Proceeds thereof, except as not prohibited by the PPPFA or otherwise consented to in writing by the Secured Party.

(d) Grantor shall take all actions necessary or reasonably requested by the Secured Party to (i) maintain and pursue each application for registered Trademarks now or hereafter pending, (ii) obtain the relevant registration with respect to Collateral material to the Grantor’s business or reasonably determined by Secured Party to be necessary or advisable in connection with Secured Party’s rights under this Agreement or the other Transaction Documents, and (iii) maintain each registration with respect to any Collateral (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Grantor shall at its sole expense pay promptly when due all taxes and assessments on the Collateral or for its use, except for any taxes and assessments permitted to be contested as expressly provided in the PPPFA. Following the occurrence of an Event of Default, the Secured Party may at its option discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject (other than those expressly permitted by the PPPFA), and Grantor agrees to reimburse the Secured Party on demand for any payments or expenses incurred by the Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Secured Obligations for all purposes hereof.

(e) No consent of any third party is required for any transfer by Grantor to the Secured Party, or from the Secured Party to any third party of any Collateral following an Event of Default.

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(f) Grantor shall promptly execute and deliver to the Secured Party, and hereby authorizes the filing by the Secured Party of, such financing statements, certificates and other documents or instruments, with or without Grantor’s signature, as may be necessary to enable the Secured Party to perfect or from time to time renew the security interest granted hereby, including, without limitation, such financing statements, certificates and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by Grantor or in any replacements or Proceeds thereof. Grantor hereby authorizes and appoints the Secured Party to execute, as applicable, and file such financing statements, certificates and other documents pertaining to the Secured Party’s security interest in the Collateral in its stead, with full power of substitution, as Grantor’s attorney in fact.

(g) Grantor agrees that the Secured Party may, at any time and from time to time file in any jurisdiction financing statements and amendments thereto that (1) indicate the Collateral (A) as the Pledged Collateral or words of similar effect, regardless of whether any particular asset falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction or (B) as being of an equal or lesser scope or with greater detail and (2) contain any other information required by Article 9 of the Uniform Commercial Code (including Part 5 thereof) for the sufficiency or filing office acceptance of such financing statement or amendment, including whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor. Grantor agrees to furnish any such information to Secured Party promptly upon request.

(h) Grantor agrees that it shall join with the Secured Party in executing or authorizing and, at its own expense, shall file and refile, or permit the Secured Party to file and refile such financing statements, continuation statements and other documents (including, without limitation, this IP Security Agreement), in such offices (including, without limitation, the United States Patent and Trademark Office and appropriate state trademark offices), as the Secured Party may reasonably deem necessary or appropriate in order to perfect and preserve the rights and interests granted to the Secured Party hereunder.

(i) Grantor has made and shall continue to make all necessary filings and recordations from time to time and has used and shall continue to use appropriate statutory notice to protect its interests in all Trademarks, including without limitation, appropriate recordation of its interests in all Trademarks in the United States Patent and Trademark Office and in corresponding offices wherever it does business using such Trademarks throughout the world, in each case, to the extent consistent with prudent and reasonable business practices. Grantor shall properly maintain and protect all registered Trademarks in accordance with applicable law. Grantor shall use all reasonable measures, whether by action, suit or proceeding or otherwise, to prevent the infringement, counterfeiting or other diminution in value by others of such registered Trademarks and for that purpose Grantor agrees to diligently maintain any action, suit or proceeding against any Person so infringing as is reasonably necessary to prevent such infringement or as is reasonably necessary to protect such registered Trademarks. Grantor shall not permit to lapse or become abandoned, settle or compromise any pending or future litigation or administrative proceeding with respect to any registered Trademark without the written consent of the Secured Party, which shall not be unreasonably withheld, conditioned or delayed. Grantor shall, at least once each calendar quarter, provide written notice to the Secured Party of all applications for registration of Trademarks, to the extent such applications exist, made during the previous calendar quarter. Grantor shall file and prosecute diligently all applications for registration of Trademarks now or hereafter pending that would be material to the business of Grantor to which any such applications pertain, and to do all acts, in any such instance, necessary to preserve and maintain all rights in such applications and in all registered Trademarks material to its business. Any and all costs and expenses incurred in connection with any such actions shall be borne solely by Grantor. Grantor shall not abandon any right to file a Trademark application or any pending Trademark application or any registered Trademark, in each case material to its business, without the prior written consent of the Secured Party.

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(j) Grantor shall, promptly following its becoming aware thereof, notify the Secured Party of (1) any materially adverse determination in any proceeding in the United States Patent and Trademark Office with respect to any registered Trademark (or Trademark for which an application has been filed); and (2) any written claim received, the institution of any proceeding or any materially adverse determination in any federal, state, local or foreign court or administrative body regarding Grantor’s claim of ownership in or right to use any registered Trademark (or Trademark for which an application has been filed), its right to register any Trademark, or its right to keep and maintain such registration in full force and effect.

(k) Grantor shall at any time and from time to time execute and deliver, or cause to be executed and delivered, such other agreements, instruments, certificates and documents and take, or cause to be taken, such other actions as the Secured Party may reasonably request to insure the continued protection, perfection and priority of the Secured Party’s security interest in any of the Collateral.

(l) If Grantor at any time holds or acquires a Commercial Tort Claim having a value in excess of $1,000,000 arising with respect to a Trademark, Grantor shall promptly notify Secured Party in a writing signed by Grantor of the details thereof and grant to Secured Party in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this IP Security Agreement, with such writing to be in form and substance satisfactory to Secured Party.

6. Intentionally Omitted.

7. Events of Default. As used herein, an “Event of Default” shall mean the occurrence of an event described in either of clause (1) or clause (2) of Section 6.08(a) of the PPPFA.

8. Rights and Remedies of Secured Party. Upon the occurrence of any Event of Default, the Secured Party shall have the following rights and remedies:

(a) All rights and remedies provided by law (including, without limitation, those provided by the UCC) or in equity;

(b) All rights and remedies provided in this IP Security Agreement; and

(c) All rights and remedies provided in the PPPFA, or in any other Transaction Document, agreement, document or instrument pertaining to the Secured Obligations.

9. Royalty-Free License. If at any time the Secured Party has the right to dispose of any of the Collateral that is subject to a Trademark that Grantor owns or controls through a license or otherwise, Grantor grants to the Secured Party a royalty-free license (to the extent such rights are assignable) to use any such Trademark, in addition to the grant of any security interest granted to the Secured Party in such Trademark to dispose of any such Collateral. Such royalty-free license shall extend to any Person or Persons purchasing such Collateral from the Secured Party.

10. Right of Secured Party to Dispose of Collateral, etc. Upon the occurrence of any Event of Default, but subject to the provisions of the UCC or other applicable law, the Secured Party shall have the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises

5

on which the Collateral or any part thereof may be situated and remove the same therefrom. The Secured Party may require Grantor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party or transfer any information related to the Collateral to the Secured Party by electronic medium. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give Grantor at least ten (10) days’ prior written notice in accordance with Section 19 hereof of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the UCC) that reasonable notification be given of the time and place of such sale or other disposition. The Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

11. Right of Secured Party to Use and Operate Collateral, etc. Upon the occurrence of any Event of Default, but subject to the provisions of the UCC or other applicable law, the Secured Party shall have the right and power to (a) take possession of all or any part of the Collateral, and to exclude Grantor and all Persons claiming under Grantor wholly or partly therefrom, and thereafter to hold, use, manage and control the same and (b) grant a license to use, or cause to be granted a license to use, any or all of the Trademarks (along with the goodwill associated therewith, and in the case of Trademark licenses, subject to the quality control provisions of the original licenses) or any part thereof, in each case free of all rights and claims of Grantor therein and thereto. Upon any such taking of possession, the Secured Party may, from time to time, at the sole expense of Grantor, make all such replacements, alterations, and additions to and of the Collateral as the Secured Party may deem proper. In any such case the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of Grantor in respect thereto as the Secured Party may deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and using the Collateral and of conducting the business thereof, and of all replacements, alterations, and additions thereof, and to make all payments which the Secured Party may be required or may reasonably elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may elect to make under any provision of this IP Security Agreement (including legal costs and reasonable attorneys’ fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied as provided in Section 13.

12. Intentionally Omitted.

13. Proceeds of Collateral. After deducting all costs and expenses of collection, custody, sale or other disposition and delivery (including legal costs and reasonable attorneys’ fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations by the Secured Party in accordance with the terms of the PPPFA and any surplus shall be returned to Grantor or otherwise to any other Person lawfully entitled thereto (including, if applicable, any subordinated creditors of Grantor). In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, Grantor will be liable for the deficiency, together with interest thereon as provided in 29 C.F.R. § 4062.7, and the cost and expenses of collection of such deficiency, including (to the fullest extent permitted by law), without limitation, reasonable attorneys’ fees, expenses and disbursements.

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14. PPPFA, etc. Notwithstanding any other provision of this IP Security Agreement, the rights of the parties hereunder are subject to the provisions of the PPPFA, including the provisions thereof pertaining to the rights and responsibilities of the Secured Party. In the event that any provision of this IP Security Agreement is in conflict with the terms of the PPPFA, the PPPFA shall control.

15. Waivers, etc. Grantor hereby waives presentment, demand, notice, protest and, except to any extent otherwise expressly provided herein or in the PPPFA, all other demands and notices in connection with this IP Security Agreement or the enforcement of the Secured Party’s rights hereunder or in connection with any Secured Obligations or any Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to any account debtor in respect of any account receivable or to any other third party, or substitution, release or surrender of any Collateral, the addition or release of Persons primarily or secondarily liable on any Secured Obligation or on any account receivable or other Collateral, the acceptance of partial payments on any Secured Obligation or on any account receivable or other Collateral and/or the settlement or compromise thereof. No delay or omission on the part of the Secured Party in exercising any right hereunder will operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. GRANTOR FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE LAWS OF THE STATE OF NEW YORK, UNDER THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL MAY BE LOCATED, OR UNDER THE LAWS OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE EXPRESSLY PROVIDED HEREIN) OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS IP SECURITY AGREEMENT TO THE SECURED PARTY AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. Grantor’s waivers under this section have been made voluntarily, intelligently and knowingly and after Grantor has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

16. Termination; Assignment, etc. Upon the termination of the PPPFA, this IP Security Agreement and the security interest in the Collateral created hereby shall terminate. In such event, the Secured Party agrees to execute such releases of liens on the Collateral as Grantor may reasonably request at Grantor’s sole expense. No waiver by any Party of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment of part or all of the Secured Obligations by the Secured Party, Secured Party may assign or transfer its rights and interest under this IP Security Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Secured Party hereunder.

17. Reinstatement. Notwithstanding the provisions of Section 16, this IP Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Sears Party or upon the appointment of any intervener or conservator of, or trustee or similar official for any Sears Party or any substantial part of any of any Sears Party’s properties, or otherwise, all as though such payments had not been made.

18. Governmental Approval. Prior to or, where permitted, upon the exercise by the Secured Party of any power, right, privilege or remedy pursuant to this IP Security Agreement which requires any

7

consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, Grantor shall execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that Grantor may be required to obtain for such governmental consent, approval, registration, qualification or authorization. Grantor authorizes and appoints the Secured Party, to execute, as applicable, and file all such applications, certificates, instruments and other documents and papers in its stead, with full power of substitution, as Grantor’s attorney in fact.

19. Notices. All notices, consents, approvals, elections and other communications hereunder shall be in writing (whether or not the other provisions of this IP Security Agreement expressly so provide) and shall be deemed to have been duly given if delivered in accordance with the terms of the PPPFA.

20. Intentionally Omitted.

21. Amendment. No provision of this IP Security Agreement may be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by a written agreement signed by the Secured Party and Grantor. Each Party acknowledges that it has been advised by counsel in connection with the negotiation and execution of this IP Security Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.

22. Entire Agreement. This IP Security Agreement, the PPPFA and the other Transaction Documents constitute the entire agreement between Grantor and the Secured Party with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein or therein contained and hereinafter made shall have no force and effect unless in writing signed by the parties hereto. Each party hereto acknowledges that it has been advised by counsel in connection with the negotiation and execution of this IP Security Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.

23. Miscellaneous. This IP Security Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns, provided that Grantor shall not assign any of its rights or obligations hereunder without the prior written consent of the Secured Party. The term “Secured Party” shall be deemed to include any other holder or holders of any of the Secured Obligations. In case any provision in this IP Security Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This IP Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed signature page to this IP Security Agreement or any document or instrument delivered in connection herewith by facsimile transmission or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this IP Security Agreement or such other document or instrument, as applicable.

24. Governing Law; Jurisdiction; Waiver of Jury Trial. This IP Security Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New York (without regard to its conflicts of laws rules). Each Party, to the fullest extent that it permitted by law, hereby consents to service of process in, and to the exclusive jurisdiction of, any state or federal court located in the State of New York,

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as well as to the jurisdiction of all courts to which an appeal may be taken from such court, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. Each Party further agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it in accordance with Section 19 hereof or as otherwise provided under the laws of the State of New York. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST IT IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the Parties have executed this IP Security Agreement as a sealed instrument as of the date first above written.

GRANTOR:

KCD IP, LLC

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Vice President

[Signature Page to Security Agreement]

SECURED PARTY:

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Morris
	Name:	Karen L. Morris
	Title:	Acting CNR

[Signature Page to Security Agreement]

EXECUTION VERSION

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”), dated as of [                 ,         ]1, between KCD IP, LLC, a Delaware limited liability company (“Grantor”), and PENSION BENEFIT GUARANTY CORPORATION (“Grantee”).

W I T N E S S E T H:

WHEREAS, Sears Holdings Corporation, a Delaware corporation, the other Sears Parties including Grantor, and Grantee have entered into that certain Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”), and in connection therewith, pursuant to that certain Security Agreement dated as of the date hereof, (as amended, restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”), by and between Grantor and Grantee, Grantor granted to Grantee a security interest and continuing lien on all of Grantor’s right, title and interest in, to and under the Trademark Collateral (as defined below), and all Collateral in each case whether now owned or existing or hereafter acquired or arising to secure the prompt and complete payment and performance of the Secured Obligations; and

WHEREAS, Grantor has duly authorized the execution, delivery and performance of this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Grantor agrees as follows:

Section 1.	Defined Terms

Unless otherwise defined herein, each term defined in this Trademark Security Agreement and used herein has the meaning given to it in the IP Security Agreement.

Section 2.	Grant of Security Interest in Trademarks

Grantor hereby grants to Grantee a security interest in all of Grantor’s right, title and interest in, to and under all presently owned or hereafter-acquired Trademarks, including the Trademarks listed in Schedule A (all of the foregoing, collectively, the “Trademark Collateral”).

Section 3.	Security for Obligations

This Trademark Security Agreement secures, and the Trademark Collateral is collateral security for, the due and punctual payment and performance of the Secured Obligations.

Section 4.	IP Security Agreement

The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Grantee pursuant to the IP Security Agreement, and

[1]	NTD: To be dated and effective as of the date on which a Springing Lien Event occurs; this mechanism will be set forth in the document evidencing the escrow agreement with the Custodian. Nothing in this IP Security Agreement shall be effective until the occurrence of a Springing Lien Event and satisfaction of any IP Springing Lien Condition. This Footnote will be deleted from the final document prior to the same becoming effective.

Grantor hereby acknowledges and affirms that Grantee’s rights and remedies with respect to the security interests in the Trademark Collateral made and granted hereby are more fully set forth in the IP Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In addition to Grantor’s representations, warranties and covenants in Section 5 of the IP Security Agreement (or incorporated therein) so incorporated herein, Grantor further represents and warrants to Grantee that all of the Trademarks listed in Schedule A constitute Collateral covered by such representations, warranties and covenants. In the event of any irreconcilable conflict between the terms of this Trademark Security Agreement and the terms of the IP Security Agreement, the terms of the IP Security Agreement shall control.

Section 5.	Recordation and Further Acts

Grantor hereby authorizes and requests that the Commissioner for Trademarks and any other applicable United States government officer record this Trademark Security Agreement.

Section 6.	Miscellaneous

This Trademark Security Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without regard to its conflicts of laws rules).

This Trademark Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed signature page to this Trademark Security Agreement or any document or instrument delivered in connection herewith by facsimile transmission or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Trademark Security Agreement or such other document or instrument, as applicable.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, each party has caused this Trademark Security Agreement to be duly executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:

KCD IP, LLC

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Vice President

GRANTEE:

PENSION BENEFIT GUARANTY CORPORATION

By:
Name:
Title:

[Signature Page to Trademark Security Agreement]

IN WITNESS WHEREOF, each party has caused this Trademark Security Agreement to be duly executed and delivered by its authorized officer as of the date first set forth above.

GRANTOR:

KCD IP, LLC

By:
Name:
Title:

GRANTEE:

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Moris
	Name:	Karen L. Moris
	Title:	Acting CNR

[Signature Page to Trademark Security Agreement]

SCHEDULE A

TO

TRADEMARK SECURITY AGREEMENT

[Exhibit 10-B to PPPFA, as updated as of the date of a Springing Lien Event and satisfaction of the IP Springing Lien Conditions, to be attached]

UNITED STATES REGISTERED TRADEMARKS

Trademark	Registration Number	Owner	Status

Exhibit 21

Subordination Agreement

[See Attached]

EXECUTION VERSION

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”), dated as of March 18, 2016, is entered into among (i) each Person identified on the signature pages hereto as a “Subordinated Debtor” (collectively, the “Subordinated Debtors”), (ii) each Person identified on the signature pages hereto as a “Subordinated Creditor” (collectively with each other Person that becomes a Party hereto pursuant to Sections 3(c) or 3(d) below, the “Subordinated Creditors”), and (iii) the PENSION BENEFIT GUARANTY CORPORATION (the “PBGC”, and collectively with the Subordinated Debtors and the Subordinated Creditors, the “Parties”).

WHEREAS, PBGC is a wholly owned United States government corporation and agency established under 29 U.S.C. § 1302 to administer the Plan termination insurance program created under Title IV of the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1301-1461 (2012, Supp. II 2014) (as amended from time to time, together with the regulations thereunder as amended from time to time, “ERISA”);

WHEREAS, Sears Holdings Corporation, a Delaware corporation (the “Company”) is the plan sponsor (as such term is defined in ERISA Section 3(16)(B)) of the Sears Holdings Pension Plan, as amended and restated effective January 1, 2014 (the “Plan”);

WHEREAS, the Company is the ultimate corporate parent of each of the other Subordinated Creditors and each of the Subordinated Debtors, and each of the Subordinated Creditors and Subordinated Debtors is a member of the Company’s “controlled group,” as such term is defined in ERISA Section 4001(a)(14) (the “Controlled Group”);

WHEREAS, PBGC, the Company, the Subordinated Debtors and certain of the Subordinated Creditors have entered into that certain Pension Plan Protection and Forbearance Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”), pursuant to which the Sears Parties (as such term is defined in the PPPFA, as defined below) have offered to provide to, and to cause to be provided to, PBGC certain enhanced protections in exchange for PBGC’s agreement to forbear from initiating termination proceedings with respect to the Plan pursuant to ERISA Section 4042 for the term and under the conditions provided in the PPPFA;

WHEREAS, each Subordinated Debtor is, and/or may become, indebted or otherwise obligated to one or more Subordinated Creditors (all such indebtedness and other present and future obligations of any kind whatsoever, whether created directly or acquired by assignment or arising as a matter of law or otherwise, including any and all “debt” within the meaning of 11 U.S.C. § 101(12) and any and all interest, premiums and fees with respect to any of the foregoing and other amounts payable in respect thereof and all rights and remedies of the Subordinated Creditors with respect thereto (except (i) the obligations of IP Subsidiary pursuant to the IP Notes and the IP Notes Indenture, and (ii) the obligations of the RE Subsidiaries and/or the Depositor under the REMIC Transactional Documents (the obligations set forth in clauses (i) and (ii), the “Excluded Obligations”)), the “Subordinated Debt”);

WHEREAS, each of the Subordinated Debtors and the Subordinated Creditors (a) is required, pursuant to Section 9.02(m) of the PPPFA to execute and deliver this Agreement, and (b) will realize, as a member of the Controlled Group, substantial direct and indirect benefits as a result of the arrangements memorialized in the PPPFA.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions; Construction.

(a) Capitalized terms used but not defined in this Agreement shall have the meanings provided for such terms in the PPPFA. As used in this Agreement, the following terms shall have the meanings specified below:

“Agreement” is defined in the preamble.

“Bankruptcy Event” shall mean either an Involuntary Bankruptcy Event or a Voluntary Bankruptcy Event.

“Discharge of Obligations” shall mean the earlier of (i) subject to Section 8(b) hereof, payment in full of all Obligations and (ii) termination of the PPPFA in accordance with Section 8.01 thereof.

“Excluded Creditors” shall mean NPK Development I, LLC, Manage My Home Inc., Sears International (Barbados), Inc. and Sears World Trade Commercial Limitada.

“Involuntary Bankruptcy Event” shall have the meaning set forth in Section 1.01 of the PPPFA, except that for purposes hereof, the term “Subsidiaries” is hereby substituted for the term “Material Subsidiaries” set forth in such definition.

“Obligations” shall mean the PBGC UBL Claims.

“PPPFA” is defined in the fourth recital to this Agreement.

“Sears Re” shall mean Sears Reinsurance Company Ltd., a Bermuda Class 3 Insurer.

“Subordinated Debt” is defined in the fifth recital to this Agreement.

“Subsidiary” shall have the meaning set forth in Section 1.01 of the PPPFA.

“Voluntary Bankruptcy Event” shall have the meaning set forth in Section 1.01 of the PPPFA, except that for purposes hereof, the term “Subsidiaries” is hereby substituted for the term “Material Subsidiaries” set forth in such definition.

(b) In this Agreement, unless specifically otherwise provided or the context otherwise requires, the singular includes the plural and the plural the singular; the word “or” is deemed to include “and/or”; the words “including”, “includes” and “include” are deemed to be followed by the words “without limitation”; pronouns in masculine, feminine, or neuter genders include any other gender; and references to sections, schedules or exhibits are to those of this Agreement. The words “herein,” “hereof,” “hereby,” “hereunder,” “herewith,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Headings and captions in this Agreement are included for convenience of reference only and do not constitute a part of this Agreement for any other purpose. A reference to any statute is deemed also to refer to all rules and regulations promulgated under the statute, unless the context requires otherwise.

2. Agreement to Subordinate.

(a) Each of the Subordinated Debtors and Subordinated Creditors agrees that the Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior indefeasible payment in full of all

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Obligations now existing or hereafter arising until the Discharge of Obligations. To the fullest extent permitted by applicable law, each of the Subordinated Debtors and the Subordinated Creditors waives (1) notice of acceptance of this Agreement by PBGC, and (2) except to any extent that any such action is inconsistent with the express terms of any Transaction Document, notice of and consent to the making, amount and terms of the Obligations which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other lawful action which PBGC in its sole and absolute discretion may take or omit to take with respect thereto.

(b) After the occurrence of any Springing Lien Event, without the prior written consent of PBGC, no Subordinated Debtor may pay or make, and no Subordinated Creditor may accept or receive, any payment in respect of the Subordinated Debt, and no Subordinated Creditor may take or permit to be taken, any action to assert, collect or enforce the Subordinated Debt or any part thereof, including (1) regularly scheduled payments of principal and interest on the Subordinated Debt and (2) prepayments (whether of principal, interest or otherwise) on the Subordinated Debt. For purposes of this Agreement, “payment” in respect of any Subordinated Debt shall include any payment or distribution from any source, whether in cash, property or securities, by set-off or otherwise, and whether in respect of principal, premium, interest or otherwise, including in connection with any redemption or purchase of such Subordinated Debt or any recovery on any claim for rescission or damages.

(c) In the event that any Subordinated Debtor makes, and/or any Subordinated Creditor receives, any payment, whether in cash, property, securities or otherwise upon or with respect to Subordinated Debt in contravention of this Agreement, then in such event such payment shall be deemed to be the property of, and segregated, received and held in trust for the benefit of, PBGC, and shall be promptly paid over and delivered to PBGC in the same form as so received (with any necessary indorsement), to be applied to the Obligations, except as otherwise provided in the immediately following sentence. If, on the date of such payment over and delivery to PBGC, the PBGC UBL Claims are contingent, unliquidated, and/or unmatured, then such payment shall be treated in the same manner as Foreclosure proceeds under Section 6.08(b) of the PPPFA.

(d) Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall affect in any way (as to priority of payment or otherwise) the rights and obligations of any Subordinated Debtor or Subordinated Creditor with respect to the Excluded Obligations.

3. In Furtherance of Subordination.

(a) Upon any distribution of all or any of the assets of any Subordinated Debtor in the event of any Bankruptcy Event of such Subordinated Debtor, PBGC shall be entitled to the Discharge of Obligations (whether or not the Obligations have become due and payable, by acceleration or otherwise) before any Subordinated Creditor or other Person claiming through or on its behalf (including any receiver, trustee, or otherwise) is entitled to receive any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Subordinated Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property, securities or otherwise, which may be payable or deliverable in respect of the Subordinated Debt in any such Bankruptcy Event, shall be paid or delivered directly to PBGC for treatment in the applicable manner provided in Section 2(c) above until the Discharge of Obligations.

(b) If any Bankruptcy Event is commenced by or with respect to any Subordinated Debtor or all or any of its property, then during the continuance of such Bankruptcy Event:

(1) PBGC is hereby irrevocably authorized and empowered (in its own name, in the name of any Subordinated Creditor holding Subordinated Debt of such Subordinated Debtor, or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or

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distribution upon or with respect to or on account of such Subordinated Creditor and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting such Subordinated Debt or enforcing any security interest or other lien securing payment of such Subordinated Debt) as PBGC may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of PBGC hereunder, and

(2) each Subordinated Creditor holding Subordinated Debt of such Subordinated Debtor shall duly and promptly take such action as PBGC may reasonably request (A) to collect such Subordinated Debt for the account of PBGC and to file appropriate claims or proofs of claim in respect of such Subordinated Debt, (B) to execute and deliver to PBGC such powers of attorney, assignments, or other instruments to enable PBGC to enforce any and all claims with respect to, and any security interests and other liens securing payment of, such Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to or on account of such Subordinated Debt.

Each Subordinated Creditor agrees that it shall not accept any security from any Subordinated Debtor in respect of Subordinated Debt until the Discharge of Obligations has occurred.

(c) Each Subordinated Creditor and each Subordinated Debtor shall cause any Person that becomes a member of the Company’s Controlled Group (other than Sears Re, except to the extent that Sears Re would be required pursuant to Section 2.02(k) or Section 3.08 of the PPPFA to become a party to this Agreement, and the Excluded Creditors, except to the extent that any Excluded Creditor would be required pursuant to Section 21 of this Agreement to become a party to this Agreement) on or after the Closing Date to, no later than ten (10) Business Days after such event, execute a Joinder substantially in the form attached hereto as Exhibit A, so as to become an additional Subordinated Creditor hereunder with respect to all present or future indebtedness or other obligations of any kind whatsoever owed to such Person by any Subordinated Debtor (other than any Excluded Obligation), whether created directly or acquired by assignment or arising as a matter of law or otherwise, including any and all “debt” within the meaning of 11 U.S.C. § 101(12) and any and all interest, premiums and fees with respect to any of the foregoing and other amounts payable in respect thereof and all rights and remedies of such Person with respect thereto. All such indebtedness and other obligations shall be treated as Subordinated Debt for all purposes of this Agreement.

(d) Each Subordinated Creditor and each Subordinated Debtor shall cause any subsequent holder of Subordinated Debt, simultaneously with or prior to becoming a holder, to subordinate such Subordinated Debt to the Obligations on substantially the same terms and conditions set forth in this Agreement by executing a Joinder substantially in the form attached hereto as Exhibit A.

(e) PBGC is hereby authorized to demand specific performance of this Agreement. Each Subordinated Creditor and each Subordinated Debtor hereby irrevocably waives any defense (other than the defense of payment or performance) based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

4. No Enforcement or Commencement of Any Proceedings. Each Subordinated Creditor agrees that prior to the Discharge of Obligations, it shall not accelerate the maturity of the Subordinated Debt held by it or take any action or commence any proceeding to enforce or collect same, or commence or join with any creditor other than PBGC in commencing any Bankruptcy Event with respect to any Subordinated Debtor obligated on such Subordinated Debt.

5. Rights of Subordination. Each Subordinated Creditor agrees with respect to the Subordinated Debt held by it that no payment or distribution to PBGC pursuant to the provisions of this Agreement will entitle such Subordinated Creditor to exercise any rights of subrogation in respect thereof

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until the Discharge of Obligations. Each such Subordinated Creditor agrees that the subordination provisions contained herein shall not be affected by any action, or failure to act, by PBGC which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of such Subordinated Creditor against the applicable Subordinated Debtor obligated on such Subordinated Debt.

6. [Reserved.]

7. Agreement by Subordinated Debtors. Each Subordinated Debtor agrees with respect to the Subordinated Debt as to which it is an obligor that it shall not make any payment on any such Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

8. Obligations Hereunder Not Affected.

(a) All rights and interests of PBGC hereunder, and all agreements and obligations of the Subordinated Creditors and the Subordinated Debtors hereunder, shall to the fullest extent permitted by applicable law remain in full force and effect and be absolute and unconditional, irrespective of:

(1) any lack of validity or enforceability of the PPPFA, this Agreement, any PBGC Perfection Document or any other Transaction Document,

(2) any change in the time, manner or place of payment of, or any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the PPPFA, this Agreement, any PBGC Perfection Document or any other Transaction Document,

(3) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any provision of the PPPFA, this Agreement, any PBGC Perfection Document or any other Transaction Document, for all or any of the Obligations,

(4) any failure of PBGC to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement, the PPPFA, any PBGC Perfection Document or any other Transaction Document,

(5) any reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and no such rights or interests will be subject to (and each of the Subordinated Debtors and Subordinated Creditors hereby waives any right to or claim of) any defense (other than the defense of a Discharge of Obligations) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting any Obligations, or

(6) any other circumstance which might otherwise constitute a defense (other than the defense of a Discharge of Obligations), setoff or counterclaim available to, or a discharge of, the Subordinated Debtors in respect of the Obligations or the Subordinated Creditors in respect of this Agreement;

provided, that, notwithstanding any provision in this Agreement to the contrary, all Parties reserve all rights regarding the determination of UBL, or any determination made on a Termination Basis, including, without limitation, the applicability, validity, interpretation and application of PBGC regulations relating thereto and nothing in this Agreement shall prevent any Party from exercising any such rights.

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(b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by PBGC upon any Bankruptcy Event or otherwise, all as though such payment had not been made. Each Subordinated Creditor acknowledges and agrees with respect to Subordinated Debt held by it that PBGC may, in accordance with the terms of the PPPFA, to the fullest extent permitted by applicable law without notice or demand and without affecting or impairing such Subordinated Creditor’s obligations hereunder, from time to time (1) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including to increase or decrease the rate of interest thereon or the principal amount thereof; (2) take or hold security for the payment of the Obligations and exchange, enforce, foreclose upon, waive and release any such security; (3) apply such security and direct the order or manner of sale thereof as PBGC in its sole discretion, may determine; (4) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (5) exercise or refrain from exercising any rights against any Subordinated Debtor obligated on such Subordinated Debt or any other Person.

9. Amendments, Waivers. Subject to Section 11 below, no amendment or waiver of any provision of this Agreement, nor any consent or departure by any Party herefrom, will in any event be effective unless the same is in writing and signed by each Party and then such waiver, amendment, or consent shall be effective only in the specific instance and for the specific purpose for which given.

10. Representations and Warranties of the Subordinated Parties. Each Party hereby represents and warrants to each other Party that (1) such Party has the legal power and right to execute, deliver and perform its obligations under this Agreement, (2) the execution, delivery and performance of this Agreement by such Party have been duly and validly authorized by all requisite authorizing action, corporate, membership, partnership or otherwise, on the part of such Party, and (3) this Agreement and the transactions contemplated by this Agreement constitute legal, valid and binding obligations of such Party, enforceable against each such Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principals of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

11. Additional Subordinated Creditors. The Parties acknowledge that new or additional Persons may become Subordinated Creditors hereunder pursuant to Sections 3(c) or 3(d) above. The execution. delivery, and effectiveness of any such Joinder, subordination agreement or other agreement or instrument in connection therewith shall not require the consent of any other Subordinated Creditor, Subordinated Debtor, or PBGC. The rights and obligations of each Party shall remain in full force and effect notwithstanding any such execution and delivery.

12. Address for Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.01 of the PPPFA. For purposes of the immediately preceding sentence only, references in such section to “Sears Party” shall be construed as references to any Subordinated Creditor or Subordinated Debtor and references in such section to “Sears Parties” shall be construed as references to the Subordinated Creditors and Subordinated Debtors.

13. Entire Agreement; Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement, the PPPFA (inclusive of all Exhibits thereto) and the other Transaction Documents represent the entire agreement of the Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by PBGC relative to the subject matter hereof not expressly set forth or referred to herein or therein.

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14. Cumulative Rights. No failure to exercise and no delay in exercising, on the part of PBGC, any right, remedy, power or privilege hereunder, under the other Transaction Documents, or at law or in equity, will operate as a waiver thereof. Nor will any single or partial exercise by PBGC of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. PBGC’s rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided under the other Transaction Documents, by law, or in equity. The Subordinated Debtors and the Subordinated Creditors expressly acknowledge and agree that PBGC has entered into the PPPFA and agreed, on the terms and conditions provided therein, to forbear from initiating certain involuntary termination proceedings with respect to the Plan in reliance on the execution and delivery of this Agreement.

15. Continuing Agreement. This Agreement is a continuing agreement of subordination and shall (a) remain in full force and effect until the Discharge of Obligations, (b) be binding upon the Subordinated Creditors, Subordinated Debtors and their respective successors, transferees and assigns, and (c) inure to the benefit of and be enforceable by PBGC and its successors, transferees and assigns. The Parties acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of any Bankruptcy Event. All references in this Agreement to any Subordinated Debtor will include such Person as a debtor in possession and any receiver or trustee for such Person in an Bankruptcy Event.

16. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER SAME TO THE LAWS OF ANOTHER JURISDICTION).

17. Forum Selection and Consent to Jurisdiction.

(a) Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court for the Southern District of New York and any appellate courts therefrom, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment (any of the foregoing, an “Action”), and each of the Parties hereby irrevocably and unconditionally agrees, to the extent permitted by applicable law, that all claims in respect of any Action shall be heard and determined exclusively in such trial court and any appellate court therefrom. Each such Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law or in equity.

(b) Each Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any Action in any court referred to in or permitted under Section 17(a) above. Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such Action in any such court.

(c) Each Party irrevocably consents, to the fullest extent permitted by applicable law, to service of process in any Action in the manner provided for notices in Section 12 hereof. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by applicable law. In furtherance of the foregoing, and not in limitation thereof, each Subordinated Creditor and each Subordinated Debtor hereby irrevocably designates, appoints and empowers the Company, with offices on the date hereof at the Company’s address set forth in Section 11.01 of the PPPFA, as its

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designee, appointee and agent with respect to any Action to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such Action, and each Subordinated Creditor and each Subordinated Debtor hereby confirms and agrees that the Company has been duly and irrevocably appointed as its agent and true and lawful attorney in fact in its name, place and stead to accept such service of any and all legal process, summons, notices and documents, and agrees that the failure of such agent to give any advice of any such service of process to such Subordinated Creditor or Subordinated Debtor will not impair or affect the validity of such service or of any judgment based thereon. If for any reason such designee, appointee and agent ceases to be available to act as such, each Party agrees to designate in writing to PBGC immediately upon such cessation a new designee, appointee and agent domiciled within a state of the United States of America or the District of Columbia.

18. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION.

19. Execution in Counterparts. This Agreement may be executed by one or more of the Parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Agreement or any document or instrument delivered in connection herewith by facsimile transmission or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Agreement or such other document or instrument, as applicable.

20. Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the SRC Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the SRC Trust or any other Subordinated Debtor is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the SRC Trust or such Subordinated Debtor, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the SRC Trust or any other Subordinated Debtor in this Agreement and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the SRC Trust or any other Subordinated Debtor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the SRC Trust or any other Subordinated Debtor under this Agreement or any other related document.

21. Excluded Creditors. The Company represents and warrants to PBGC that, as of the date hereof, each Excluded Creditor (other than NPK Development I, LLC) is a non-operational, inactive entity without directors or officers. Each Subordinated Debtor and Subordinated Creditor represents and warrants to PBGC that, as of the date hereof, no Subordinated Debtor has any obligations of any kind (other than ordinary course obligations in an aggregate amount not in excess of $100,000) to any Excluded Creditor. Concurrently with or prior to any Subordinated Debtor incurring any obligations (other than ordinary course obligations in an aggregate amount not in excess of $100,000) to any Excluded Creditor, each Subordinated Debtor and each Subordinated Creditor shall cause the applicable Excluded Creditor to become a party to this Agreement as a Subordinated Creditor.

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[Signature pages follow.]

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PBGC:

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Morris
Name:	Karen L. Morris
Title:	Acting CNR

[Subordination Agreement]

This Agreement is executed as a sealed instrument as of the day and year first above written.

SUBORDINATED DEBTORS:

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as SUBI Trustee

	By:	/s/ Melissa A. Rosal
Melissa A. Rosal
Vice President

SHC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company

By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

	By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ Melissa A. Rosal
Melissa A. Rosal
Vice President

SRC REAL ESTATE (TX), LP, a Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as SUBI Trustee

		By:	/s/ Melissa A. Rosal
Melissa A. Rosal
Vice President

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SUBORDINATED DEBTORS:

SRC DEPOSITOR CORPORATION, a Delaware corporation

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President

SRC O.P. CORPORATION,
a Delaware corporation

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President

KCD IP, LLC,
a Delaware limited liability company

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President

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SUBORDINATED CREDITORS:

A&E Factory Service, LLC

A&E Home Delivery, LLC

A&E Lawn & Garden, LLC

A&E Signature Service, LLC

Big Beaver Development Corporation

Big Beaver of Florida Development, LLC

BlueLight.com, Inc.

California Builder Appliances, Inc.

FBA Holdings Inc.

Florida Builder Appliances, Inc.

Innovel Solutions, Inc.

KBL Holding Inc.

Kmart International Services, Inc.

Kmart Overseas Corporation

MaxServ, Inc.

Media Momentum, Inc.

MetaScale LLC

Private Brands, Ltd.

S.F.P.R., Inc.

Sears Authorized Independent Auto Centers LLC

Sears Brands Business Unit Corporation

Sears Brands Management Corporation

Sears Brands, L.L.C.

Sears Buying Services, Inc.

Sears Canada Holdings Corp.

Sears DC Corp.

Sears Development Co.

Sears Financial Holding Corporation

Sears Global Technology Services LLC

Sears Grand, LLC

Sears Home Improvement Products, Inc.

Sears Insurance Services, L.L.C.

Sears International Holdings Corp.

Sears Investment Management Co.

Sears Mexico Holdings Corp.

Sears Protection Company

Sears Protection Company (Florida), L.L.C.

Sears Protection Company (PR), Inc.

Sears Roebuck Acceptance Corp.

Sears Shop at Home Services, Inc.

Sears, Roebuck de Puerto Rico, Inc.

Searsvale Acquisition LLC

Seritage Realty Trust I LLC

Seritage Realty Trust II LLC

ServiceLive, Inc.

SHC Charitable Promotions LLC

SHC Financial, LLC

SHC Promotions LLC

SJC-I, Inc.

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SOE, Inc.
ST Holdings, Inc.
StarWest, LLC
STI Merchandising, Inc.
The Sears-Roebuck Foundation
Ubiquity Critical Environments I LLC
Ubiquity Critical Environments II LLC

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President

Community Revitalization Fund, Inc.

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
President

KLC, Inc.
Sears Holdings Publishing Company, LLC
Sears Procurement Services, Inc.

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President and Secretary

Kmart Corporation
Kmart Holding Corporation
Kmart of Michigan, Inc.
Kmart Operations LLC
Sears Operations LLC
Sears, Roebuck and Co.

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President, Tax, Assistant Treasurer and Secretary

Kmart Corporation of Illinois, Inc.

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Treasurer and Secretary

12

Sears Holdings Management Corporation

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President, Tax and Assistant Treasurer

Shop Your Way, Inc.

By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President and Treasurer

SHC Licensed Business LLC

By:	Sears Holdings Corporation, its sole member

	By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President, Tax

SHMC Beverly Group LLC
STATE INTERACTIVE LLC

By:	Sears Holdings Management Corporation, its sole member

	By:	/s/ Lawrence J. Meerschaert
Lawrence J. Meerschaert
Vice President, Tax and Assistant Treasurer

15

Sears Global Technologies India Private Limited
Sears IT & Management Services India Private Limited

By:	/s/ Kristine A. Shellum-Allenson
Kristine A. Shellum-Allenson
Director

16

Sears Home & Business Franchises, Inc.

By:	/s/ R. Christopher Granger
R. Christopher Granger
Vice President

17

Sears Holdings Mauritius Holding Company

By:	/s/ Kevin Allagapen
Kevin Allagapen
Director

18

SHC Israel Ltd.

By:	/s/ Eui Chung
Eui Chung
Director

19

International Sourcing & Logistics Limited
Quality Assurance Laboratory Limited
Sears Holdings Global Sourcing Limited [Hong Kong]
Sears Holdings Global Sourcing Ltd. [Korea]
Sears Sourcing India Private Limited

By:	/s/ Jay Richard Burdett
Jay Richard Burdett
Director

20

SRe Holding Corporation

By:	/s/ Robert A. Riecker
Robert A. Riecker
Vice President

21

EXHIBIT A

FORM OF JOINDER

THIS JOINDER (this “Joinder”), dated as of [                 , 20    ] is delivered by [                    ] (the “Additional Subordinated Creditor”) in connection with and pursuant to that certain Subordination Agreement dated as of March 18, 2016 (as amended, restated supplemented or otherwise modified from time to time, the “Subordination Agreement”), by and among Sears Holding Corporation, the other Subordinated Creditors from time to time party thereto, the Subordinated Debtors from time to time party thereto, and the Pension Benefit Guaranty Corporation. Capitalized terms used herein without definition are used as defined in the Subordination Agreement unless otherwise noted.

[The undersigned Additional Subordinated Creditor has become a member of the Company’s Controlled Group and is executing this Joinder in accordance with Section 3(c) of the Subordination Agreement so as to become a Subordinated Creditor thereunder with respect to all Subordinated Debt.]1

[The undersigned Additional Subordinated Creditor has become a holder of certain indebtedness or other obligations owed by one or more of the Subordinated Debtors and is executing this Joinder in accordance with Section 3(d) of the Subordination Agreement so as to become a Subordinated Creditor thereunder with respect to all Subordinated Debt.]2

By executing and delivering this Joinder, the undersigned Additional Subordinated Creditor hereby becomes a party to the Subordination Agreement as a Subordinated Creditor thereunder with the same force and effect as if originally named as a Subordinated Creditor therein and, without limiting the generality of the foregoing, the Additional Subordinated Creditor hereby agrees that the Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner set forth in the Subordination Agreement, in right of payment, to the prior indefeasible payment in full of all Obligations now existing or hereafter arising until the Discharge of Obligations.

The Additional Subordinated Creditor hereby agrees to be bound as a Subordinated Creditor for all purposes of the Subordination Agreement, consents and agrees to each provision set forth in the Subordination Agreement, and acknowledges receipt of such Subordination Agreement.

This Joinder shall be deemed to be part of the Subordination Agreement and shall be governed by all the terms and provisions of the Subordination Agreement, which shall continue in full force and effect as a valid and binding agreement of each of the undersigned enforceable against such person or entity.

[signature page follows]

[1]	Use this paragraph in the case of a new member of the Company’s Controlled Group becoming a party to the Subordination Agreement, and delete the next bracketed paragraph.
[2]	Use this paragraph in the case of a subsequent holder of Subordinated Debt becoming a party to the Subordination Agreement, and delete the previous bracketed paragraph.

1

IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED THIS JOINDER TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN.

ADDITIONAL SUBORDINATED CREDITOR:

[ ]

By:
Name:
Title:

2

Exhibit 22

Issuer Order

[See Attached]

Issuer Order

Reference is made to that certain Indenture, dated as of May 18, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), between KCD IP, LLC (the “Issuer”) and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which the Issuer issued $1,800,000,000 aggregate principal amount of 6.90% KCD IP, LLC Asset-Backed Notes (the “Notes”).

The Issuer hereby requests and instructs the Trustee to (1) refrain from consenting to or entering into any amendments to the Indenture on or after the date hereof without the prior, express written consent of Sandra Horwitz, in her capacity as manager of the Issuer (as such person may be replaced in accordance with the terms of the Issuer’s governing documents, the “Independent Manager”) (unless refraining from such amendments would materially impair the value of the Notes), and (2) provide the Pension Benefit Guaranty Corporation with at least 5 days prior written notice of any such amendment based on such material impairment. This Issuer Order may not be amended or revoked by any subsequent Issuer Order (as defined in the Indenture) unless such subsequent Issuer Order is signed by the Independent Manager.

KCD IP, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Issuer Order]

Exhibit 23

Agreements Limiting IP Independent Manager’s and Independent Directors’ Voting Authority

[See Attached]

EXECUTION VERSION

Management Agreement

This Management Agreement is entered into as of March 18, 2016, by the undersigned Person, who has been designated as Independent Manager of KCD IP, LLC, a Delaware limited liability company (the “Company”), in accordance with the Limited Liability Company Operating Agreement of the Company, dated as of May 18, 2006, as it may be amended or restated from time to time (the “LLC Agreement”).

For good and valuable consideration, each of the undersigned hereby agrees as follows:

1. The undersigned accepts such Person’s rights and authority as Independent Manager under the LLC Agreement and agrees to perform and discharge such Person’s duties and obligations as Independent Manager under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person’s successor as Independent Manager is designated or until such Person’s resignation or removal as Independent Manager in accordance with the LLC Agreement. The undersigned agrees and acknowledges that she has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act. This Management Agreement shall also constitute a counterpart to the LLC Agreement, to which the undersigned hereby becomes a party.

2. So long as any Obligation is outstanding, the undersigned agrees, solely in her capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.

This Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Management Agreement and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Management Agreement as of the day and year first above written.

/s/ Sandra E. Horwitz
Sandra E. Horwitz

[Management Agreement]

EXECUTION VERSION

SEARS HOLDINGS CORPORATION

March 18, 2016

CORPORATION SERVICE COMPANY

2711 Centerville Road, Suite 400

Wilmington, De 19808

Attention: Independent Director Services

Re:	SRC DEPOSITOR CORPORATION, a Delaware corporation (“Depositor”)

Dear Sandra Horwitz:

Reference is made to (i) the Amended and Restated Certificate of Incorporation of Depositor (the “Charter”) and (ii) the Pension Plan Protection and Forbearance Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “PPPFA”), among Sears Holdings Corporation, a Delaware corporation (the “Company”), Depositor, certain of the Company’s other Subsidiaries and the Pension Benefit Guaranty Corporation (“PBGC”). Capitalized terms used and not defined herein have the meanings given to them in the PPPFA.

Pursuant to Section 9.02(e)(2) of the PPPFA, this letter agreement (this “Letter Agreement”) confirms the limited matters on which [INDEPENDENT DIRECTOR] (the “New Director”), in the New Director’s capacity as Independent Director (as defined in the Charter) of Depositor, may vote in accordance with Section 3.03(c) of the PPPFA, which the parties hereto hereby agree are as follows:

1. The New Director may not vote on any matter other than the Identified Matters.

2. “Identified Matters” shall consist solely of the following:

(a) the authorization of Depositor to enter into the PPPFA or any other Transaction Document;

(b) the commencement of a Voluntary Bankruptcy Event, or a Transfer, Pledge, or Distribution of all or substantially all of the assets of Depositor;

(c) any amendment to the organizational documents of Depositor, including without limitation, Depositor’s Charter and Bylaws; and

(d) any action which, in the New Director’s reasonable judgment, may impair the special purpose nature or the bankruptcy-remoteness of any of the Depositor or the RE Subsidiaries in any material respect, or would otherwise be in breach of any provision set forth in any Transaction Document.

1

3. This Letter Agreement shall be effective only upon execution by each of the parties hereto and may be amended, only to the extent consistent with the PPPFA and only by a writing signed by each of the parties hereto. In the event of any inconsistency between this Letter Agreement and the PPPFA (including, without limitation, Sections 3.03(c) and 9.02(e)(2) thereof), the PPPFA shall govern.

4. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction). Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court for the Southern District of New York and any appellate courts therefrom, in any action or proceeding arising out of or relating to this Letter Agreement, or for recognition or enforcement of any judgment entered therein (any of the foregoing, an “Action”), and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any Action may be heard and determined in such trial court and any appellate court therefrom. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law or in equity. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any Action in any court referred to above. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such Action in any such court. EACH PARTY HERETO DOES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION. If any term or provision of this Letter Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Letter Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Remainder of Page Intentionally Left Blank]

2

Very truly yours,

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

[Signature Page to Letter Agreement (Depositor Independent Director)]

Very truly yours,

SEARS HOLDINGS CORPORATION

By:
Name:
Title:

ACCEPTED AND AGREED:

INDEPENDENT DIRECTOR

By:	/s/ Sandra E. Horwitz
Name:	Sandra E. Horwitz

PENSION BENEFIT GUARANTY CORPORATION

By:
Name:
Title:

[Signature Page to Letter Agreement (Depositor Independent Director)]

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Morris
Name:	Karen L. Morris
Title:	Acting CNR

[Signature Page to Letter Agreement (Depositor Independent Director)]

EXECUTION VERSION

SEARS HOLDINGS CORPORATION

March 18, 2016

CORPORATION SERVICE COMPANY

2711 Centerville Road, Suite 400

Wilmington, De 19808

Attention: Independent Director Services

Re:	KCD IP, LLC, a Delaware limited liability company (“KCD”)

Dear Sandra Horwitz:

Reference is made to (i) the Limited Liability Company Operating Agreement of KCD, dated as of May 18, 2006 (as amended, supplemented or otherwise modified from time to time, the “Operating Agreement”), between Sears Brands, LLC, as member, and Melissa Stark, as independent manager, and (ii) the Pension Plan Protection and Forbearance Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “PPPFA”), among Sears Holdings Corporation, a Delaware corporation (the “Company”), KCD, certain of the Company’s other Subsidiaries and the Pension Benefit Guaranty Corporation (“PBGC”). Capitalized terms used and not defined herein have the meanings given to them in the PPPFA.

Pursuant to Section 9.02(j)(3) of the PPPFA, this letter agreement (this “Letter Agreement”) confirms the limited matters on which [INDEPENDENT MANAGER] (the “New Manager”), in the New Manager’s capacity as Independent Manager (as defined in the Operating Agreement) of KCD, may vote in accordance with Section 4.02 of the PPPFA, which the parties hereto hereby agrees are as follows:

1. Notwithstanding anything to the contrary set forth in the Operating Agreement, the New Manager may not vote on any matter other than the Identified Matters.

2. “Identified Matters” shall consist solely of the following:

(a) the authorization of KCD to enter into the PPPFA or any other Transaction Document;

(b) the commencement of a Voluntary Bankruptcy Event, or a Transfer, Pledge, or Distribution of all or substantially all of the assets of KCD;

(c) any amendment to the organizational documents of KCD, including without limitation, the Operating Agreement; and

(d) any action which, in the New Manager’s reasonable judgment, may impair the bankruptcy remoteness of KCD in any material respect, or would otherwise be in violation of any provision set forth in any Transaction Document.

1

3. This Letter Agreement shall be effective only upon execution by each of the parties hereto and may be amended, only to the extent consistent with the PPPFA and only by a writing signed by each of the parties hereto. In the event of any inconsistency between this Letter Agreement and the PPPFA (including without limitation, Sections 4.02 and 9.02(j)(3) thereof), the PPPFA shall govern.

4. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction). Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court for the Southern District of New York and any appellate courts therefrom, in any action or proceeding arising out of or relating to this Letter Agreement, or for recognition or enforcement of any judgment entered therein (any of the foregoing, an “Action”), and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any Action may be heard and determined in such trial court and any appellate court therefrom. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law or in equity. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any Action in any court referred to above. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such Action in any such court. EACH PARTY HERETO DOES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION. If any term or provision of this Letter Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Letter Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Remainder of Page Intentionally Left Blank]

2

Very truly yours,

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

[Signature Page to Letter Agreement (IP Independent Manager)]

Very truly yours,

SEARS HOLDINGS CORPORATION

By:
Name:
Title:

ACCEPTED AND AGREED:

INDEPENDENT MANAGER

By:	/s/ Sandra E. Horwitz
Name:	Sandra E. Horwitz

PENSION BENEFIT GUARANTY CORPORATION

By:
Name:
Title:

[Signature Page to Letter Agreement (IP Independent Manager)]

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Morris
Name:	Karen L. Morris
Title:	Acting CNR

[Signature Page to Letter Agreement (IP Independent Manager)]

EXECUTION VERSION

SEARS HOLDINGS CORPORATION

March 18, 2016

CORPORATION SERVICE COMPANY

2711 Centerville Road, Suite 400

Wilmington, De 19808

Attention: Independent Director Services

Re:	SRC O.P. CORPORATION, a Delaware corporation (“SRC”)

Dear Sandra Horwitz:

Reference is made to (i) the Amended and Restated Certificate of Incorporation of SRC (the “Charter”) and (ii) the Pension Plan Protection and Forbearance Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “PPPFA”), among Sears Holdings Corporation, a Delaware corporation (the “Company”), SRC, certain of the Company’s other Subsidiaries and the Pension Benefit Guaranty Corporation (“PBGC”). Capitalized terms used and not defined herein have the meanings given to them in the PPPFA.

Pursuant to Section 9.02(e)(2) of the PPPFA, this letter agreement (this “Letter Agreement”) confirms the limited matters on which [INDEPENDENT DIRECTOR] (the “New Director”), in the New Director’s capacity as Independent Director (as defined in the Charter) of SRC, may vote in accordance with Section 3.03(c) of the PPPFA, which the parties hereto hereby agrees are as follows:

1. The New Director may not vote on any matter other than the Identified Matters.

2. “Identified Matters” shall consist solely of the following:

(a) the authorization of SRC to enter into the PPPFA or any other Transaction Document;

(b) the commencement of a Voluntary Bankruptcy Event, or a Transfer, Pledge, or Distribution of all or substantially all of the assets of SRC;

(c) any amendment to the organizational documents of SRC, including without limitation, SRC’s Charter and Bylaws; and

(d) any action which, in the New Director’s reasonable judgment, may impair the special purpose nature or the bankruptcy-remoteness of any of SRC, the Depositor, or the other RE Subsidiaries in any material respect, or would otherwise be in breach of any provision set forth in any Transaction Document.

1

3. This Letter Agreement shall be effective only upon execution by each of the parties hereto and may be amended, only to the extent consistent with the PPPFA and only by a writing signed by each of the parties hereto. In the event of any inconsistency between this Letter Agreement and the PPPFA (including without limitation, Section 3.03(c) and 9.02(e)(2) thereof), the PPPFA shall govern.

4. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction). Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court for the Southern District of New York and any appellate courts therefrom, in any action or proceeding arising out of or relating to this Letter Agreement, or for recognition or enforcement of any judgment entered therein (any of the foregoing, an “Action”), and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any Action may be heard and determined in such trial court and any appellate court therefrom. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law or in equity. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any Action in any court referred to above. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such Action in any such court. EACH PARTY HERETO DOES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION. If any term or provision of this Letter Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Letter Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Remainder of Page Intentionally Left Blank]

2

Very truly yours,

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

[Signature Page to Letter Agreement (SRC OP Independent Director)]

Very truly yours,

SEARS HOLDINGS CORPORATION

By:
Name:
Title:

ACCEPTED AND AGREED:

INDEPENDENT DIRECTOR

By:	/s/ Sandra E. Horwitz
Name:	Sandra E. Horwitz

PENSION BENEFIT GUARANTY CORPORATION

By:
Name:
Title:

[Signature Page to Letter Agreement (SRC Independent Director)]

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Morris
Name:	Karen L. Morris
Title:	Acting CNR

[Signature Page to Letter Agreement (SRC OP Independent Director)]

EXECUTION VERSION

SERVICE AGREEMENT

This Service Agreement (“Agreement”) is effective as of March 18, 2016 (the “Effective Date”) by and between SRC Depositor Corporation (the “Company”), a Delaware corporation, and Corporation Service Company, a Delaware corporation (“CSC”).

WHEREAS, reference is made to is made to the Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016 by and between Sears Holdings Corporation, the Company, SRC O.P. Corporation, Sears Real Estate (TX), LP, SRC Real Estate Holdings (TX), LP, SRC Facilities Statutory Trust No. 2003-A, Sears, Roebuck and Co., KCD IP, LLC, and Sears Brands, LLC and Pension Benefit Guaranty Corporation (“PBGC”) (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”);

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and the mutual benefits hereby provided, the parties hereto hereby agree as follows:

1.	The Company hereby retains CSC to identify the individual (listed on Exhibit A to this Agreement), (the “Independent Director”) to serve as an Independent Director of the Company. A copy of the Company’s articles of incorporation and bylaws (“Organizational Documents”) shall be provided to CSC prior to execution of this Agreement. The Independent Director shall be an employee of CSC.

2.	In the event an Independent Director is at any time unable to serve the Company in such capacity, including if such Independent Director shall have ceased to be an employee of CSC for any reason, CSC shall identify a substitute Independent Director set forth on Exhibit 17 to the PPPFA or otherwise expressly approved in advance in writing by PBGC, subject to the terms and conditions of this Agreement, whose appointment shall become effective upon notice to, and acceptance of the substitute independent director by, the Company. It is expressly understood by the Company that neither Independent Director nor any other employee of CSC shall serve as an officer of the Company. It is an ongoing condition to the continued performance of CSC’s duties under this Agreement that the Company promptly shall (i) take all appropriate actions under its Organizational Documents to duly appoint the Independent Director, and (ii) provide Independent Director any other documents, information or advice reasonably requested by Independent Director with respect to matters as to which Independent Director is permitted to vote.

3.	The Company shall pay CSC a non-refundable annual base fee of $2,500.00 per year, which is payable in advance (the “Annual Fee”).

4.	To the extent required by the Organizational Documents, the Company shall promptly reimburse the Independent Director for any expense incurred relating to the services of Independent Director.

5.

In the event that the Company provides directors’ and officers’ liability insurance to any of the directors or officers of the Company, then the Company agrees to provide at its own expense directors’ and officers’ liability insurance covering Independent Director, or any substitute Independent Director, as provided for in Section 2 of this Agreement, in an amount and on terms no less favorable than that which is provided to the other directors and officers of the Company, and, upon request, deliver a certificate to CSC evidencing such coverage. The Company shall notify CSC of the existence of and any termination, cancellation or material adverse changes to such insurance coverage.

6.	To the extent required by the Organizational Documents, the Company shall indemnify, defend and hold harmless the Independent Director. The Company, on its own behalf and on behalf of its affiliates, agrees (i) not to file any complaint, proceeding, lawsuit, or other legal or equitable action against CSC, its affiliated companies, and all of such companies’ current and former employees, agents, officers and managers (other than the Independent Director) (each, a “Covered Person”), based upon or arising out of any of the services provided by the Independent Director, and (ii) that, notwithstanding any provision in the Organizational Documents to the contrary, a Covered Person shall not have any liability for any act or omission taken or omitted by the Independent Director arising from or related to the Independent Director’s service to the Company, and a Covered Person shall not be liable for consequential, punitive or exemplary damages or for any claims by third parties.

7.	This Agreement shall be in full force and effect from the Effective Date until it is terminated by the parties in accordance herewith. This Agreement may be terminated (i) by either party upon thirty (30) days prior written notice of termination to the other party and PBGC, or (ii) by CSC immediately upon written notice to the Company and PBGC if Independent Director and/or CSC reasonably determines that the Company has failed to comply with any of its obligations under this Agreement, at which time the Independent Director shall no longer have any obligations to the Company. Notwithstanding anything in this Agreement to the contrary, Section 3, Section 4, Section 6, Section 7, Section 9, Section 10 and Section 11 of this Agreement shall survive termination of this Agreement.

8.	The Company represents and warrants that (i) it has the right, power, and authority to enter into and to perform its obligations under this Agreement; (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part; and (iii) this Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

9.	All notices, requests and consents required or permitted under this Agreement shall be in writing and delivered personally or sent by certified, registered or overnight mail or by facsimile or email to the applicable party at the following address (or at such other address as shall be given to the other party in writing):

To the Company:	SRC Depositor Corporation
c/o Sears Holdings Corporation
3333 Beverly Road, B6-237B
Hoffman Estates, IL 60179
Attention: Jonathan C. Babb, Vice President & Deputy General Counsel
Facsimile: (847) 747-1610
Email: jonathan.babb@searshc.com

2

To PBGC:	Pension Benefit Guaranty Corporation
Director, Corporate Financing and Restructuring Department
1200 K Street, N.W., Suite 270
Washington, DC 20005-4026
Facsimile: (202) 842-2643

With a copy (which shall not constitute notice) to:	Pension Benefit Guaranty Corporation
Chief Counsel, Office of the Chief Counsel
1200 K Street, N.W., Suite 300
Washington, DC 20005-4026
Facsimile: (202) 326-4112

To CSC or Independent Director:	Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808
Attention: Independent Director Services
Facsimile: (302) 636-5454
E-mail: IDService@cscinfo.com

10.	This Agreement and the rights and duties of the parties hereto shall be governed by the laws of the State of New York (without regard to principles of conflicts of law). The parties to this Agreement consent to personal jurisdiction in the State of New York for any dispute or claim arising out of or relating to this Agreement and agree that any such dispute or claim shall be submitted exclusively to any federal or state court within the State of New York having jurisdiction over the dispute.

11.	Except as otherwise provided herein, this Agreement and the Organizational Documents represent the entire understanding of the parties with respect to the specific subject matter thereof and supersede all previous understandings, written or oral, among the parties with respect to such subject matter. This Agreement may be signed in more than one counterpart, each of which shall be binding and all of which taken together shall be one and the same agreement. No amendments, additions or modifications from the terms and conditions of this Agreement shall be binding upon any party hereto unless agreed to in writing by such party. The waiver by any party of the breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof. No party may assign its rights and obligations under this Agreement without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, executors and assigns. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

3

[SIGNATURE PAGE FOLLOWS]

4

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as the date first above written.

CORPORATION SERVICE COMPANY

By:	/s/ Michelle A. Dreyer
Name:	Michelle A. Dreyer
Title:	Authorized Signatory

SRC DEPOSITOR CORPORATION

By:
Name:
Title:

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as the date first above written.

CORPORATION SERVICE COMPANY

By:
Name:
Title:

SRC DEPOSITOR CORPORATION

By:	/s/ DEANN M. BOGNER
Name:	DEANN M. BOGNER
Title:	ASSISTANT SECRETARY

[Retention Agreement]

EXHIBIT A

The undersigned hereby joins in the execution of the Service Agreement dated effective as of March 17, 2016 (the “Agreement”) between SRC Depositor Corporation (the “Company”) and Corporation Service Company, to which this exhibit is attached for the limited purpose of (i) accepting his or her appointment as an Independent Director of the Company, and (ii) accepting and agreeing to be bound by all of the terms and provisions of the Agreement applicable to the undersigned as Independent Director.

Date:

March 17, 2016	/s/ Sandra E. Horwitz
	Name:	Sandra E. Horwitz

A-1

EXECUTION VERSION

SERVICE AGREEMENT

This Service Agreement (“Agreement”) is effective as of March 18, 2016 (the “Effective Date”) by and between SRC O.P. Corporation (the “Company”), a Delaware corporation, and Corporation Service Company, a Delaware corporation (“CSC”).

WHEREAS, reference is made to is made to the Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016, by and between Sears Holdings Corporation, SRC Depositor Corporation, the Company, Sears Real Estate (TX), LP, SRC Real Estate Holdings (TX), LP, SRC Facilities Statutory Trust No. 2003-A, Sears, Roebuck and Co., KCD IP, LLC, and Sears Brands, LLC and Pension Benefit Guaranty Corporation (“PBGC”) (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”);

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and the mutual benefits hereby provided, the parties hereto hereby agree as follows:

1.	The Company hereby retains CSC to identify the individual (listed on Exhibit A to this Agreement), (the “Independent Director”) to serve as an Independent Director of the Company. A copy of the Company’s articles of incorporation and bylaws (“Organizational Documents”) shall be provided to CSC prior to execution of this Agreement. The Independent Director shall be an employee of CSC.

2.	In the event an Independent Director is at any time unable to serve the Company in such capacity, including if such Independent Director shall have ceased to be an employee of CSC for any reason, CSC shall identify a substitute Independent Director set forth on Exhibit 17 to the PPPFA or otherwise expressly approved in advance in writing by PBGC, subject to the terms and conditions of this Agreement, whose appointment shall become effective upon notice to, and acceptance of the substitute independent director by, the Company. It is expressly understood by the Company that neither Independent Director nor any other employee of CSC shall serve as an officer of the Company. It is an ongoing condition to the continued performance of CSC’s duties under this Agreement that the Company promptly shall (i) take all appropriate actions under its Organizational Documents to duly appoint the Independent Director, and (ii) provide Independent Director any other documents, information or advice reasonably requested by Independent Director with respect to matters as to which Independent Director is permitted to vote.

3.	The Company shall pay CSC a non-refundable annual base fee of $2,500.00 per year, which is payable in advance (the “Annual Fee”).

4.	To the extent required by the Organizational Documents, the Company shall promptly reimburse the Independent Director for any expense incurred relating to the services of Independent Director.

5.

In the event that the Company provides directors’ and officers’ liability insurance to any of the directors or officers of the Company, then the Company agrees to provide at its own expense directors’ and officers’ liability insurance covering Independent Director, or any substitute Independent Director, as provided for in Section 2 of this Agreement, in an amount and on terms no less favorable than that which is provided to the other directors and officers of the Company, and, upon request, deliver a certificate to CSC evidencing such coverage. The Company shall notify CSC of the existence of and any termination, cancellation or material adverse changes to such insurance coverage.

6.	To the extent required by the Organizational Documents, the Company shall indemnify, defend and hold harmless the Independent Director. The Company, on its own behalf and on behalf of its affiliates, agrees (i) not to file any complaint, proceeding, lawsuit, or other legal or equitable action against CSC, its affiliated companies, and all of such companies’ current and former employees, agents, officers and managers (other than the Independent Director) (each, a “Covered Person”), based upon or arising out of any of the services provided by the Independent Director, and (ii) that, notwithstanding any provision in the Organizational Documents to the contrary, a Covered Person shall not have any liability for any act or omission taken or omitted by the Independent Director arising from or related to the Independent Director’s service to the Company, and a Covered Person shall not be liable for consequential, punitive or exemplary damages or for any claims by third parties.

7.	This Agreement shall be in full force and effect from the Effective Date until it is terminated by the parties in accordance herewith. This Agreement may be terminated (i) by either party upon thirty (30) days prior written notice of termination to the other party and PBGC, or (ii) by CSC immediately upon written notice to the Company and PBGC if Independent Director and/or CSC reasonably determines that the Company has failed to comply with any of its obligations under this Agreement, at which time the Independent Director shall no longer have any obligations to the Company. Notwithstanding anything in this Agreement to the contrary, Section 3, Section 4, Section 6, Section 7, Section 9, Section 10 and Section 11 of this Agreement shall survive termination of this Agreement.

8.	The Company represents and warrants that (i) it has the right, power, and authority to enter into and to perform its obligations under this Agreement; (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part; and (iii) this Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

9.	All notices, requests and consents required or permitted under this Agreement shall be in writing and delivered personally or sent by certified, registered or overnight mail or by facsimile or email to the applicable party at the following address (or at such other address as shall be given to the other party in writing):

To the Company:	SRC O.P. Corporation
c/o Sears Holdings Corporation
3333 Beverly Road, B6-237B
Hoffman Estates, IL 60179
Attention: Jonathan C. Babb, Vice President & Deputy General Counsel
Facsimile: (847) 747-1610
Email: jonathan.babb@searshc.com

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To PBGC:	Pension Benefit Guaranty Corporation
Director, Corporate Financing and Restructuring Department
1200 K Street, N.W., Suite 270
Washington, DC 20005-4026
Facsimile: (202) 842-2643

With a copy (which shall not constitute notice) to:	Pension Benefit Guaranty Corporation
Chief Counsel, Office of the Chief Counsel
1200 K Street, N.W., Suite 300
Washington, DC 20005-4026
Facsimile: (202) 326-4112

To CSC or Independent Director:	Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808
Attention: Independent Director Services
Facsimile: (302) 636-5454
E-mail: IDService@cscinfo.com

10.	This Agreement and the rights and duties of the parties hereto shall be governed by the laws of the State of New York (without regard to principles of conflicts of law). The parties to this Agreement consent to personal jurisdiction in the State of New York for any dispute or claim arising out of or relating to this Agreement and agree that any such dispute or claim shall be submitted exclusively to any federal or state court within the State of New York having jurisdiction over the dispute.

11.	Except as otherwise provided herein, this Agreement and the Organizational Documents represent the entire understanding of the parties with respect to the specific subject matter thereof and supersede all previous understandings, written or oral, among the parties with respect to such subject matter. This Agreement may be signed in more than one counterpart, each of which shall be binding and all of which taken together shall be one and the same agreement. No amendments, additions or modifications from the terms and conditions of this Agreement shall be binding upon any party hereto unless agreed to in writing by such party. The waiver by any party of the breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof. No party may assign its rights and obligations under this Agreement without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, executors and assigns. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as the date first above written.

CORPORATION SERVICE COMPANY

By:	/s/ Michelle A. Dreyer
Name:	Michelle A. Dreyer
Title:	Authorized Signatory

SRC O.P. CORPORATION

By:
Name:
Title:

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as the date first above written.

CORPORATION SERVICE COMPANY

By:
Name:
Title:

SRC O.P. CORPORATION

By:	/s/ DEANN M. BOGNER
Name:	DEANN M. BOGNER
Title:	ASSISTANT SECRETARY

[Retention Agreement]

EXHIBIT A

The undersigned hereby joins in the execution of the Service Agreement dated effective as of March 17, 2016 (the “Agreement”) between SRC O.P. Corporation (the “Company”) and Corporation Service Company, to which this exhibit is attached for the limited purpose of (i) accepting his or her appointment as an Independent Director of the Company, and (ii) accepting and agreeing to be bound by all of the terms and provisions of the Agreement applicable to the undersigned as Independent Director.

Date:

March 17, 2016	/s/ Sandra E. Horwitz
	Name:	Sandra E. Horwitz

A-1

EXECUTION VERSION

SERVICE AGREEMENT

This Service Agreement (“Agreement”) is effective as of March 18, 2016 (the “Effective Date”) by and between KCD IP, LLC (the “Company”), a Delaware limited liability company, and Corporation Service Company, a Delaware corporation (“CSC”).

WHEREAS, reference is made to is made to the Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016 by and between Sears Holdings Corporation, SRC Depositor Corporation, SRC O.P. Corporation, Sears Real Estate (TX), LP, SRC Real Estate Holdings (TX), LP, SRC Facilities Statutory Trust No. 2003-A, Sears, Roebuck and Co., the Company, and Sears Brands, LLC and Pension Benefit Guaranty Corporation (“PBGC”) (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”);

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and the mutual benefits hereby provided, the parties hereto hereby agree as follows:

1.	The Company hereby retains CSC to identify the individual (listed on Exhibit A to this Agreement), (the “Independent Manager”) to serve as an Independent Manager of the Company (or in such similar capacity as specified in the Company’s operating agreement (the “Operating Agreement”)). A copy of the Operating Agreement shall be provided to CSC prior to execution of this Agreement. The Independent Manager shall be an employee of CSC. Notwithstanding any duty, power or authority granted to the Independent Manager by the Operating Agreement, the Independent Manager shall have no duty to participate in, vote on, consent to, approve or otherwise take action with respect to any matter regarding the Company other than those matters set forth in the letter agreement attached hereto as Exhibit B.

2.	In the event an Independent Manager is at any time unable to serve the Company in such capacity, including if such Independent Manager shall have ceased to be an employee of CSC for any reason, CSC shall identify a substitute Independent Manager set forth on Exhibit 17 to the PPPFA or otherwise expressly approved in advance in writing by PBGC, subject to the terms and conditions of this Agreement, whose appointment shall become effective upon notice to, and acceptance of the substitute independent manager by, the Company. It is expressly understood by the Company that neither Independent Manager nor any other employee of CSC shall serve as an officer of the Company. It is an ongoing condition to the continued performance of CSC’s duties under this Agreement that the Company promptly shall (i) take all appropriate actions under its Operating Agreement to duly appoint the Independent Manager, and (ii) provide Independent Manager any other documents, information or advice reasonably requested by Independent Manager with respect to matters as to which Independent Manager is permitted to vote.

3.	The Company shall pay CSC a non-refundable annual base fee of $2,500.00 per year, which is payable in advance (the “Annual Fee”).

4.	To the extent required by the Operating Agreement, the Company shall promptly reimburse the Independent Manager for any expense incurred relating to the services of Independent Manager.

5.	In the event that the Company provides directors’ and officers’ liability insurance to any of the managers or officers of the Company, then the Company agrees to provide at its own expense directors’ and officers’ liability insurance covering Independent Manager, or any substitute Independent Manager, as provided for in Section 2 of this Agreement, in an amount and on terms no less favorable than that which is provided to the other managers and officers of the Company, and, upon request, deliver a certificate to CSC evidencing such coverage. The Company shall notify CSC of the existence of and any termination, cancellation or material adverse changes to such insurance coverage.

6.	To the extent required by the Operating Agreement, the Company shall indemnify, defend and hold harmless the Independent Manager. The Company, on its own behalf and on behalf of its affiliates, agrees (i) not to file any complaint, proceeding, lawsuit, or other legal or equitable action against CSC, its affiliated companies, and all of such companies’ current and former employees, agents, officers and managers (other than the Independent Manager) (each, a “Covered Person”), based upon or arising out of any of the services provided by the Independent Manager, and (ii) that, notwithstanding any provision in the Operating Agreement to the contrary, a Covered Person shall not have any liability for any act or omission taken or omitted by the Independent Manager arising from or related to the Independent Manager’s service to the Company, and a Covered Person shall not be liable for consequential, punitive or exemplary damages or for any claims by third parties.

7.	This Agreement shall be in full force and effect from the Effective Date until it is terminated by the parties in accordance herewith. This Agreement may be terminated (i) by either party upon thirty (30) days prior written notice of termination to the other party and PBGC, or (ii) by CSC immediately upon written notice to the Company and PBGC if Independent Manager and/or CSC reasonably determines that the Company has failed to comply with any of its obligations under this Agreement, at which time the Independent Manager shall no longer have any obligations to the Company. Notwithstanding anything in this Agreement to the contrary, Section 3, Section 4, Section 6, Section 7, Section 9, Section 10 and Section 11 of this Agreement shall survive termination of this Agreement.

8.	The Company represents and warrants that (i) it has the right, power, and authority to enter into and to perform its obligations under this Agreement; (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part; and (iii) this Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

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9.	All notices, requests and consents required or permitted under this Agreement shall be in writing and delivered personally or sent by certified, registered or overnight mail or by facsimile or email to the applicable party at the following address (or at such other address as shall be given to the other party in writing):

To the Company:	KCD IP, LLC
c/o Sears Holdings Corporation
3333 Beverly Road, B6-237B
Hoffman Estates, IL 60179
Attention: Jonathan C. Babb, Vice President & Deputy General Counsel
Facsimile: (847) 747-1610
Email: jonathan.babb@searshc.com

To PBGC:	Pension Benefit Guaranty Corporation
Director, Corporate Financing and Restructuring Department
1200 K Street, N.W., Suite 270
Washington, DC 20005-4026
Facsimile: (202) 842-2643

With a copy (which shall not constitute notice) to:	Pension Benefit Guaranty Corporation
Chief Counsel, Office of the Chief Counsel
1200 K Street, N.W., Suite 300
Washington, DC 20005-4026
Facsimile: (202) 326-4112

To CSC or Independent Manager:	Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808
Attention: Independent Director Services
Facsimile: (302) 636-5454
Email: IDService@cscglobal.com

10.	This Agreement and the rights and duties of the parties hereto shall be governed by the laws of the State of New York (without regard to principles of conflicts of law). The parties to this Agreement consent to personal jurisdiction in the State of New York for any dispute or claim arising out of or relating to this Agreement and agree that any such dispute or claim shall be submitted exclusively to any federal or state court within the State of New York having jurisdiction over the dispute.

11.

Except as otherwise provided herein, this Agreement and the Operating Agreement represent the entire understanding of the parties with respect to the specific subject matter thereof and supersede all previous understandings, written or oral, among the parties with respect to such subject matter. This Agreement may be signed in more than one counterpart, each of which shall be binding and all of which taken together shall be one and the same agreement. No amendments, additions or modifications from the terms and conditions of this Agreement shall be binding upon any party hereto unless agreed to in writing by such party. The waiver by any party of the breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach

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thereof. No party may assign its rights and obligations under this Agreement without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, executors and assigns. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

[SIGNATURE PAGE FOLLOWS]

4

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as the date first above written.

CORPORATION SERVICE COMPANY

By:	/s/ Michelle A. Dreyer
Name:	Michelle A. Dreyer
Title:	Authorized Signatory

KCD IP, LLC

By:
Name:
Title:

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as the date first above written.

CORPORATION SERVICE COMPANY

By:
Name:
Title:

KCD IP, LLC

By:	/s/ DEANN M. BOGNER
Name:	DEANN M. BOGNER
Title:	ASSISTANT SECRETARY

[Retention Agreement]

EXHIBIT A

The undersigned hereby joins in the execution of the Service Agreement dated effective as of March 17, 2016 (the “Agreement”) between KCD IP, LLC (the “Company”) and Corporation Service Company, to which this exhibit is attached for the limited purpose of (i) accepting his or her appointment as an Independent Manager of the Company, and (ii) accepting and agreeing to be bound by all of the terms and provisions of the Agreement applicable to the undersigned as Independent Manager.

Date:

March 17, 2016	/s/ Sandra E. Horwitz
	Name:	Sandra E. Horwitz

A-1

Exhibit 24

REMIC Transactional Document Waivers

[See Attached]

EXECUTION VERSION

FIRST AMENDMENT TO THE

MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO THE MASTER LEASE AGREEMENT, made and entered as of March 18, 2016 (this “Amendment”), between (a) (i) in the case of any Site located in the State of Maryland, as to matters relating to the Site or the Site Lease, SRC O.P. CORPORATION, a Delaware corporation and as to matters relating to the related Mortgage Note, SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, acting on behalf of the applicable SUBI Portfolio; (ii) in the case of any Site located in the State of Texas, SRC REAL ESTATE (TX), LP, a Delaware limited partnership; or (iii) in the case of any other Site, SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, acting on behalf of the applicable SUBI Portfolio, in each case as lessor (each, as applicable, the “Lessor”), (b) SEARS, ROEBUCK AND CO., as lessee (the “Lessee”) and as document custodian, master servicer and special servicer (the “Servicer”), and (c) SRC DEPOSITOR CORPORATION, a Delaware corporation (the “Depositor” and, together with each Lessor, the Lessee and the Servicer, the “Parties”). Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).

WHEREAS, each Lessor and the Lessee entered into that certain Master Lease Agreement, dated as of November 24, 2003 (as may be further amended, supplemented, modified or restated from time to time, the “Agreement”);

WHEREAS, pursuant to Section 22(a) of the Agreement, the parties hereto desire to amend the Agreement;

WHEREAS, the Parties entered into various other Operative Documents pursuant to which each of the Sites was contributed to the applicable Lessee and certain Mortgage Loans, secured by certain Mortgages, were made to the applicable Lessor;

WHEREAS, pursuant to a Pooling and Servicing Agreement, dated as of November 24, 2003 (the “PSA”), between the Depositor, the Servicer and Wells Fargo Bank, N.A. (formerly known as Wells Fargo Bank Minnesota, N.A.), the Mortgage Loans were contributed to a trust and such trust issued Certificates (as defined in the PSA) backed by the Mortgage Loans, which Certificates are held by the Depositor;

WHEREAS, pursuant to the terms of the PSA, the Servicer is permitted to consent to waivers of the terms of the Mortgage Loans;

WHEREAS, Sears Holdings Corporation, a Delaware corporation (the “Parent”), the Parties, certain other subsidiaries of the Parent and the Pension Benefit Guaranty Corporation have entered into a Pension Plan Protection and Forbearance Agreement, dated as of the date hereof (the “PPPFA”);

WHEREAS, certain of the transactions contemplated by the PPPFA and the other Transaction Documents (as defined in the PPPFA) constitute defaults under certain of the Operative Documents and/or the PSA (the “Transaction Defaults”); and

WHEREAS, subject to the terms and conditions set forth herein, each of the Parties has agreed to waive the Transaction Defaults.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Substitution.

The last sentence of Section 14(d) of the Agreement is hereby amended by adding the following phrase:

“provided, however, that Lessee shall have until the date that is 120 days following the date of the applicable substitution in order to deliver the following with respect to each Substitute Site: (i) a survey and title policies (owner’s and mortgagee’s) (ii) environmental reports and reliance letters; and (iii) UCC, tax lien and judgment searches; provided further that the aggregate value (determined, with respect to each property, by reference to an appraisal effective on or about the date of the applicable substitution) of the properties for which the items set forth in the immediately preceding proviso have not been delivered shall not at any time exceed $50,000,000;

Section 2. Lessee’s Grants and Releases of Easements.

The first sentence of Section 14(f) of the Agreement is hereby amended by adding the following phrase:

“provided, further, that Lessee shall not be required to deliver the foregoing certification with respect to amendments to reciprocal easement agreements, declarations, supplemental agreements, and other similar agreements (each, as applicable, the “REA Agreement”), so long as the applicable amendment does not modify the burdens or benefits under such REA Agreement with respect to the applicable Site or otherwise increase the obligations or decrease the rights of the Lessor or the Lessee under such REA Agreement.”

Section 3. Waiver.

(a) The Parties acknowledge and agree that the Transaction Defaults, with the giving of notice and/or the passage of time, could constitute defaults under some or all of the Operative Documents and/or the PSA. Subject to the satisfaction of the conditions set forth in Section 3(b) hereof, each Party hereby agrees to waive the Transaction Defaults.

(b) Lessee agrees to indemnify, defend and hold harmless each of the other Parties from any third party liabilities, demands, actions, causes of action, suits, claims, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees, court costs and litigation expenses) suffered or incurred by any of the Lessors as a result of or in connection with any of the Transaction Defaults set forth herein.

(c) The Parties agree that the limited waiver set forth in this Agreement shall be limited precisely as written to the Transaction Defaults set forth herein. Except as expressly set forth in this Section 3, the limited waiver set forth in this Section 3 shall not be deemed to be a consent to any amendment, waiver, or modification of any other term or condition of the Agreement, any of the other Operative Documents or the PSA.

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Section 4. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement, the other Operative Documents and the PSA shall remain in full force and effect. All references to the Agreement, the other Operative Documents and/or the PSA shall be deemed to mean the Agreement, the other Operative Documents and/or the PSA as modified hereby. The parties hereto agree to be bound, to the extent applicable by the terms and conditions of the Agreement, the other Operative Documents and the PSA as amended by this Amendment, as though such terms and conditions were set forth herein.

Section 5. Conditions Precedent.

The Security Trustee acknowledges and consents to the terms of this Amendment. This Amendment shall not be effective until having been duly executed by, and delivered to, the parties hereto, with the Acknowledgement and Consent fully executed.

Section 6. Capacity of Trustee.

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of any Lessor is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only such Lessor, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by any Lessor in this Amendment and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of any Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Lessor under this Amendment or any other related document.

Section 7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different Parties on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each of the Parties agrees that a signature transmitted to the other Parties or their respective counsel by facsimile transmission or by “.PDF” shall be as effective to bind the Party whose signature was transmitted as a duly executed and delivered original.

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(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

[SIGNATURES FOLLOW ON NEXT PAGE]

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IN WITNESS WHEREOF, each Lessor and the Lessee have caused this Amendment to be duly executed by their respective officers all as of the day and year first above written.

LESSORS:

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

SRC REAL ESTATE (TX), LP, a Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

			By:	/s/ JOSE A. GALARZA
			Name:	JOSE A. GALARZA
			Title:	VICE PRESIDENT

SRC O.P. Corporation, a Delaware corporation

By:
Name:
Title:

[Signature Page to Amendment]

IN WITNESS WHEREOF, each Lessor and the Lessee have caused this Amendment to be duly executed by their respective officers all as of the day and year first above written.

LESSORS:

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

By:
Name:
Title:

SRC REAL ESTATE (TX), LP, a Delaware limited partnership

By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

SRC O.P. Corporation, a Delaware corporation

By:	/s/ Scott E. Huckins
	Name:	Scott E. Huckins
	Title:	Vice President

[Signature Page to Amendment]

LESSEE AND SERVICER:

SEARS, ROEBUCK AND CO.,
a New York corporation

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

[Signature Page to Amendment]

DEPOSITOR:

SRC DEPOSITOR CORPORATION, a Delaware corporation

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

[Signature Page to Amendment]

ACKNOWLEDGMENT AND CONSENT

The undersigned certificateholder of the SRC Commercial Mortgage Trust 2003-1 and the Security Trustee acknowledge and consent to the terms of the attached Amendment.

SECURITY TRUSTEE:

WELLS FARGO BANK, N.A.

By:	Sears, Roebuck and Co., as Master Servicer under the Pooling and Servicing Agreement dated November 24, 2003

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Its:	Vice President, Controller and Chief Accounting Officer

SRC DEPOSITOR CORPORATION

By:
Name:	Scott E. Huckins
Title:	Vice President

[Signature Page to Amendment]

ACKNOWLEDGMENT AND CONSENT

The undersigned certificateholder of the SRC Commercial Mortgage Trust 2003-1 and the Security Trustee acknowledge and consent to the terms of the attached Amendment.

SECURITY TRUSTEE:

WELLS FARGO BANK, N.A.

By:	Sears, Roebuck and Co., as Master Servicer under the Pooling and Servicing Agreement dated November 24, 2003

By:
Name:
Its:

SRC DEPOSITOR CORPORATION

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

[Signature Page to Amendment]

EXECUTION VERSION

LIMITED WAIVER

THIS LIMITED WAIVER (this “Agreement”), dated as of March 18, 2016, is entered into by and between (a) (i) in the case of any Site located in the State of Maryland, as to matters relating to the Site or the Site Lease, SRC O.P. CORPORATION, a Delaware corporation and as to matters relating to the related Mortgage Note, SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, acting on behalf of the applicable SUBI Portfolio; (ii) in the case of any Site located in the State of Texas, SRC REAL ESTATE (TX), LP, a Delaware limited partnership; or (iii) in the case of any other Site, SRC Facilities Statutory Trust No. 2003-A, a Delaware statutory trust, acting on behalf of the applicable SUBI Portfolio, in each case as lessor (each, as applicable, the “Lessor”), (b) SEARS, ROEBUCK AND CO., as lessee (the “Lessee”) and as document custodian, master servicer and special servicer (the “Servicer”), and (c) SRC DEPOSITOR CORPORATION, a Delaware corporation (the “Depositor” and, together with each Lessor, the Lessee and the Servicer, the “Parties”). Capitalized terms used but not defined herein have the meanings provided in the Master Lease Agreement (as defined below).

A. WHEREAS, each Lessor and the Lessee entered into that certain Master Lease Agreement, dated as of November 24, 2003 (as may be further amended, supplemented, modified or restated from time to time, the “Master Lease”);

B. WHEREAS, one or more Lease Defaults have occurred under the Master Lease, as more specifically set forth in Section 1(a)-(j) of this Agreement.

C. WHEREAS, the Lessee has requested and, subject to the terms and conditions set forth herein, each of the Parties has agreed to waive the Lease Defaults.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Agreement and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:

1. Lease Defaults.

(a) Thornton, CO (Store #1831): The parties acknowledge and agree that the encumbrance of the Thornton, CO (Store #1831) Site by that certain Supplemental Agreement dated October 28, 2004 and recorded on October 28, 2004 as Document No. 2004-20001083660, constitutes a Lease Default under Section 8 of the Master Lease.

(b) Peru, IL (Store #2121): The parties acknowledge and agree that the encumbrance of the Peru, IL (Store #2121) Site by that certain Reciprocal Construction, Operation and Easement Agreement dated December 30, 1969 and recorded on May 8, 1970 as Doc. 560807 constitutes a Lease Default under the Master Lease.

(c) Cape Girardeau, MO (Store #1822): The parties acknowledge and agree that the encumbrance of the Cape Girardeau, MO (Store #1822) Site by that certain Restrictive Covenant and Right of Opportunity to Purchase dated June 24, 2004 and recorded on July 12, 2004 as Document No. 2004-10766 constitutes a Lease Default under the Master Lease.

(d) Gastonia, NC (Store #2017): The parties acknowledge and agree that the termination of that certain Ground Sublease dated as of May 7, 1998 with respect to the Gastonia, North Carolina Store (Store #2017) Site constitutes a Lease Default under the Master Lease (the “Gastonia Default”).

(e) Rockaway, NJ (Store #1764): The parties acknowledge and agree that the failure of that certain Lease dated February 13, 2015 between Lessee and Raymours Furniture Company, Inc., as amended per that certain First Lease Amendment dated as of May 6, 2015, and as further amended per that certain Second Lease Amendment dated as of June 16, 2015 (collectively, the “Rockaway Sublease”) with respect to the Rockaway, NJ (Store #1764) Site to be expressly subordinate to the Master Lease and the extension of the option terms of the Rockaway Sublease beyond the term of the Master Lease constitutes a Lease Default under the Master Lease.

(f) North Olmsted, OH (Store #1710): The parties acknowledge and agree that the right of first refusal contained in that certain Lease dated August 20, 2009 between Lessee and George Group – Great Northern Ltd. with respect to the North Olmsted, OH (Store #1710) Site constitutes a Lease Default under the Master Lease.

(g) Greenville, SC (Store #1595): The parties acknowledge and agree that the extension of the term of that certain Lease dated February 18, 2013 between Lessee and Forever 21 Retail, Inc. with respect to the Greenville, SC (Store #1595) Site beyond the term of the Master Lease constitutes a Lease Default under the Master Lease.

(h) Lewisville, TX (Store #1076): The parties acknowledge and agree that the extension of the term of that certain Ground Lease dated as of March 20, 2015 between Lessee and Kellan Restaurant Management Corp. with respect to the Lewisville, TX (Store #1076) Site beyond the term of the Master Lease constitutes a Lease Default under the Master Lease.

(i) Shreveport, LA (Store #1077): The parties acknowledge and agree that the encumbrances contained in (x) that certain Agreement of Certain Tract of Land dated May 30, 1975 between Sears, Roebuck and Co. and General Growth and (y) that certain Lease dated June 1, 1974 between Sears, Roebuck and Co. and General Growth, with respect to the Shreveport, LA (Store #1077) Site each constitute a Lease Default under the Master Lease.

(j) Lands’ End Lease: The parties acknowledge and agree that the failure of (x) that certain Master Lease Agreement (the “Lands’ End Master Lease”) dated as of April 4, 2014, but effective as of February 1, 2014 by and between Sears, Roebuck and Co. and Lands’ End, Inc. with respect to a portion of the Sites encumbered by the Lands’ End Master Lease from time to time and (y) that certain Master Sublease Agreement (the “Lands’ End Master Sublease Agreement”) dated as of April 4, 2014, but effective as of February 1, 2014 by and between Sears, Roebuck and Co. and Lands’ End, Inc. with respect a portion of the Sites encumbered by the Lands’ End Master Sublease from time to time, to each be expressly subordinate to the Master Lease constitutes a Lease Default under the Master Lease.

(k) Des Moines, IA (Store #1012): The parties acknowledge and agree that the failure of Lessee to obtain the consent of Merle Hay Mall, Inc. and/or Merle Hay Mall Limited Partnership to the conveyance to the applicable Lessor of certain real property interests relating to the Des Moines, IA (Store #1012) Site constitutes a Lease Default under the Master Lease.

2

2. Limited Waiver.

(a) The Parties acknowledge and agree that the Lease Defaults described in Section 1 hereof, with the giving of notice and/or the passage of time, could constitute Lease Events of Default under the Master Lease. Subject to the satisfaction of the conditions set forth in Section 2(b) hereof, each Party hereby agrees to waive the Lease Defaults.

(b) Lessee agrees to indemnify, defend and hold harmless each of the other Parties from any third party liabilities, demands, actions, causes of action, suits, claims, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees, court costs and litigation expenses) suffered or incurred by any of the Lessors as a result of or in connection with any of the Lease Defaults set forth herein.

(c) The Parties agree that the limited waiver set forth in this Agreement shall be limited precisely as written to the Lease Defaults set forth herein. Except as expressly set forth in this Section 2, the limited waiver set forth in this Section 2 shall not be deemed to be a consent to any amendment, waiver, or modification of any other term or condition of the Master Lease or any of the other Operative Documents.

3. Ratification. Except as expressly modified in this Agreement, the terms, provisions and conditions of the Master Lease, as heretofore amended, shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Master Lease is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Except as provided in Section 2 hereof with respect to the Lease Defaults and the Transaction Defaults set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lessors under the Master Lease or any of the other Operative Documents.

4. Capacity of Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of any Lessor is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only such Lessor, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by any Lessor in this Agreement and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of any Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Lessor under this Agreement or any other related document

3

5. Miscellaneous.

(a) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument. Each of the Parties agrees that a signature transmitted to the other Parties or their respective counsel by facsimile transmission or by “.PDF” shall be as effective to bind the Party whose signature was transmitted as a duly executed and delivered original.

(b) Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c) Construction. The headings of this Agreement are for the purposes of reference only and shall not affect the construction of this Agreement.

(d) Incorporation. This Agreement shall form a part of the Master Lease, and all references to the Master Lease shall mean the Master Lease as hereby modified.

[Signatures Immediately Follow.]

4

IN WITNESS WHEREOF, each of the Parties have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

LESSORS:

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

	By:	/s/ JOSE A. GALARZA
	Name:	JOSE A. GALARZA
	Title:	VICE PRESIDENT

SRC REAL ESTATE (TX), LP, a Delaware limited partnership
By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner
	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member
		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

			By:	/s/ JOSE A. GALARZA
			Name:	JOSE A. GALARZA
			Title:	VICE PRESIDENT

SRC O.P. Corporation, a Delaware corporation

By:
Name:
Title:

[Signature Page to Limited Waiver]

IN WITNESS WHEREOF, each of the Parties have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

LESSORS:

SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust with series

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

By:
Name:
Title:

SRC REAL ESTATE (TX), LP, a Delaware limited partnership
By:	SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner
	By:	SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member
		By:	U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

SRC O.P. Corporation, a Delaware corporation

By:	/s/ Scott E. Huckins
	Name:	Scott E. Huckins
	Title:	Vice President

[Signature Page to Limited Waiver]

LESSEE AND SERVICER:

SEARS, ROEBUCK AND CO.,
a New York corporation

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

[Signature Page to Limited Waiver]

DEPOSITOR:

SRC DEPOSITOR CORPORATION,
a Delaware corporation

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

[Signature Page to Limited Waiver]

ACKNOWLEDGMENT AND CONSENT

The undersigned certificateholders of the SRC Commercial Mortgage Trust 2003-1 and the Security Trustee acknowledge and consent to the terms of the attached Agreement.

SECURITY TRUSTEE:

WELLS FARGO BANK, N.A.

By:	Sears, Roebuck and Co., as Master Servicer under the Pooling and Servicing Agreement dated November 24, 2003

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Its:	Vice President, Controller and Chief Accounting Officer

SRC DEPOSITOR CORPORATION

By:
Name:	Scott E. Huckins
Title:	Vice President

[Signature Page to Limited Waiver]

ACKNOWLEDGMENT AND CONSENT

The undersigned certificateholders of the SRC Commercial Mortgage Trust 2003-1 and the Security Trustee acknowledge and consent to the terms of the attached Agreement.

SECURITY TRUSTEE:

WELLS FARGO BANK, N.A.

By:	Sears, Roebuck and Co., as Master Servicer under the Pooling and Servicing Agreement dated November 24, 2003

By:
Name:
Its:

SRC DEPOSITOR CORPORATION

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

[Signature Page to Limited Waiver]

Exhibit 25

Specified Organizational Document Provisions

The following sections and schedules of the Limited Liability Company Operating Agreement of KCD IP, LLC:

5(b), 5(c), 6, 7, 8, 9, 10, 14, 16, 17, 20, 21, 22, 23, 24, 25, 26, 28, 29, 30, 31, Schedule A and Schedule C.

Exhibit 26

Press Release

[See Attached]

Exhibit 99.1

NEWS MEDIA CONTACT:

Sears Holdings Public Relations

(847) 286-8371

FOR IMMEDIATE RELEASE:

March 18, 2016

SEARS HOLDINGS ENTERS INTO

PLAN PROTECTION ARRANGEMENT WITH PBGC

HOFFMAN ESTATES, Ill., – Sears Holdings Corporation (the “Company”) (NASDAQ: SHLD) today announced that it has entered into a five-year pension plan protection and forbearance agreement (the “Definitive Agreement”) with the Pension Benefit Guaranty Corporation (“PBGC”) implementing the terms of the previously announced term sheet, dated as of September 4, 2015, entered into by the Company and PBGC. Pursuant to the Definitive Agreement, the Company will continue (as it has since at least 2006) to protect, or “ring-fence,” pursuant to customary covenants, the assets of certain special purpose subsidiaries (the “Relevant Subsidiaries”) holding real estate and/or intellectual property assets.

Also under the Definitive Agreement, the Relevant Subsidiaries have granted PBGC a springing lien on the ring-fenced assets, which lien will be triggered only by (a) failure to make required contributions to the Company’s pension plan (the “Plan”), (b) prohibited transfers of ownership interests in the Relevant Subsidiaries, (c) termination events with respect to the Plan, and (d) bankruptcy events with respect to the Company or certain of its material subsidiaries.

The Company will continue to make required contributions to the Plan, the scheduled amounts of which are not affected by the Definitive Agreement. The Company has consistently managed its business such that it is able to meet its obligations to the Plan despite the historically unprecedented low interest rate environment. Although the Company believes that no basis exists under ERISA for an involuntary or distress termination of the Plan, PBGC has further agreed to forbear from initiating an involuntary termination of the Plan, except upon the occurrence of specified conditions.

“Concluding this agreement is another positive step forward for the Company; it preserves the Company’s operational and financial flexibility to continue with the transformation and provides meaningful protections to the PBGC.” said Edward S. Lampert, Sears Holdings’ Chairman and Chief Executive Officer.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Definitive Agreement with the PBGC. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements. Additional information concerning other factors is contained in the Company’s annual report on Form 10-K for the fiscal year ended January 30, 2016 and subsequent filings with the SEC. The Company intends the forward looking statements to speak only as of the time made and, except as required by law, do not undertake to update or revise them as more information becomes available.

About Sears Holdings Corporation

Sears Holdings Corporation (NASDAQ: SHLD) is a leading integrated retailer focused on seamlessly connecting the digital and physical shopping experiences to serve our members - wherever, whenever and however they want to shop. Sears Holdings is home to Shop Your Way®, a social shopping platform offering members rewards for shopping at Sears and Kmart as well as with other retail partners across categories important to them. The Company operates through its subsidiaries, including Sears, Roebuck and Co. and Kmart Corporation, with full-line and specialty retail stores across the United States. For more information, visit www.searsholdings.com.

###

PBGC, Sears Reach Agreement on Financial Protection for Pension Plan

FOR IMMEDIATE RELEASE

March 18, 2016

WASHINGTON - The Pension Benefit Guaranty Corporation and Sears Holdings Corp. have reached a final agreement that provides substantial protections for the Sears pension plan, which covers nearly 200,000 people. A tentative arrangement was first announced in September 2015. After extensive talks, the agreement is now final.

“This represents what sponsors and PBGC can achieve when we work together for the benefit of current and future retirees,” said PBGC Director Tom Reeder. “We applaud Sears for working with us so closely on this issue.”

According to the agreement, Sears will continue to protect the assets of certain special purpose subsidiaries, which hold real estate and/or intellectual property assets.

Additionally, the subsidiaries will grant springing liens on the protected assets in favor of PBGC. The liens will be triggered only by failure to make required contributions to the plan, prohibited transfers of ownership interests in the subsidiaries, termination of the plan, or bankruptcy of the company or certain of its subsidiaries. While Sears is currently making required minimum contributions to its pension plan, the plan’s assets would not be sufficient to satisfy all benefits if it were to terminate.

PBGC works collaboratively with sponsors to help ensure the continuation of their plans. One of the ways the agency achieves this is to monitor transactions or events that may pose an increased risk to plans and the pension insurance system. If a transaction or other event could increase the risk of plan failure, PBGC works with the sponsor to structure meaningful financial protections for plan participants and the pension insurance program.

About PBGC

PBGC protects the pension benefits of more than 40 million Americans in private-sector pension plans. The agency is directly responsible for paying the benefits of about 1.5 million people in failed pension plans. PBGC receives no taxpayer dollars and never has. Its operations are financed by insurance premiums, investment income, and with assets and recoveries from failed single-employer plans. For more information, visit PBGC.gov.

— ### —

PBGC No. 16-03

Exhibit 27

Mortgage Loan Exceptions

None.

Exhibit 28

Acknowledgment of Liability

[See Attached]

EXECUTION VERSION

Acknowledgement of Joint and Several Liability

Reference is made to that certain Pension Plan Protection and Forbearance Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “PPPFA”), among Sears Holdings Corporation (the “Company”), SRC Depositor Corporation, SRC O.P. Corporation, SRC Real Estate (TX), LP, SRC Real Estate Holdings (TX), LLC, SRC Facilities Statutory Trust No. 2003-A, Sears, Roebuck and Co., KCD IP, LLC, Sears Brands, LLC (collectively, the “Sears Parties”); and the Pension Benefit Guaranty Corporation (“PBGC”). The Company, the Sears Parties and PBGC are sometimes referred to herein collectively as the “Parties,” and individually as a “Party.” Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the PPPFA.

Pursuant to Section 6.05 of the PPPFA, each of the Sears Parties acknowledges that (a) it is a member of the Company’s Controlled Group and (b) pursuant to the terms of the Employee Retirement Security Act of 1974 (as amended from time to time, together with any final regulations promulgated thereunder), it is jointly and severally contingently liable to PBGC for the PBGC UBL Claims.

Each of the Sears Parties hereby expressly reserves all rights to contest the amounts of the PBGC UBL Claims (including without limitation the method by which the amounts of the PBGC UBL Claims are calculated).

It is expressly understood and agreed by the Parties that (a) this Acknowledgement of Joint and Several Liability is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the SRC Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements therein made on the part of the SRC Trust, SRC R.E. and SRC Holdings is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the SRC Trust, (c) nothing herein contained or in any Transaction Document shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the SRC Trust, SRC R.E. or SRC Holdings in this Acknowledgement of Joint and Several Liability and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the SRC Trust, SRC R.E. or SRC Holdings or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the SRC Trust, SRC R.E. or SRC Holdings under this Acknowledgement of Joint and Several Liability or any other related document.

[Remainder of Page Intentionally Left Blank]

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

SRC DEPOSITOR CORPORATION

By:
Name:	Scott E. Huckins
Title:	Vice President

SRC O.P. CORPORATION

By:
Name:	Scott E. Huckins
Title:	Vice President

SRC REAL ESTATE (TX), LP

By: SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

By: SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

[Acknowledgement of Liability]

SEARS HOLDINGS CORPORATION

By:
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

SRC DEPOSITOR CORPORATION

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

SRC O.P. CORPORATION

By:	/s/ Scott E. Huckins
Name:	Scott E. Huckins
Title:	Vice President

SRC REAL ESTATE (TX), LP

By: SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

By: SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

[Acknowledgement of Liability]

SEARS HOLDINGS CORPORATION

By:
Name:
Title:

SRC DEPOSITOR CORPORATION

By:
Name:
Title:

SRC O.P. CORPORATION

By:
Name:
Title:

SRC REAL ESTATE (TX), LP

By: SRC REAL ESTATE HOLDINGS (TX), LLC, a Delaware limited liability company, its general partner

By: SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
Name:	JOSE A. GALARZA
Title:	VICE PRESIDENT

[Acknowledgement of Liability]

SRC REAL ESTATE HOLDINGS (TX), LLC

By: SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:	/s/ JOSE A. GALARZA
Name:	JOSE A. GALARZA
Title:	VICE PRESIDENT

SRC FACILITIES STATUTORY TRUST NO. 2003-A

By: U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

By:	/s/ JOSE A. GALARZA
Name:	JOSE A. GALARZA
Title:	VICE PRESIDENT

SEARS ROEBUCK AND CO.

By:
Name:
Title:

KCD IP, LLC

By:
Name:
Title:

SEARS BRANDS, L.L.C.

By:
Name:
Title:

[Acknowledgement of Liability]

SRC REAL ESTATE HOLDINGS (TX), LLC

By: SRC FACILITIES STATUTORY TRUST NO. 2003-A, a Delaware statutory trust acting only with respect to the applicable SUBI Portfolio, its sole member

By: U.S. Bank Trust National Association, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

SRC FACILITIES STATUTORY TRUST NO. 2003-A

By: U.S. Bank Trust National Association, not in its individual capacity but solely as trustee

By:
Name:
Title:

SEARS ROEBUCK AND CO.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

KCD IP, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS BRANDS, L.L.C.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Acknowledgement of Liability]

PENSION BENEFIT GUARANTY CORPORATION

By:	/s/ Karen L. Morris
Name:	Karen L. Morris
Title:	Acting CNR

[Acknowledgement of Liability]

Exhibit 29

Sears Re Instruction Letter

[See Attached]

Instruction

Reference is made to that certain Indenture, dated as of May 18, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), between KCD IP, LLC (the “Issuer”) and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which the Issuer issued $1,800,000,000 aggregate principal amount of 6.90% KCD IP, LLC Asset-Backed Notes (the “Notes”), which notes are now held by Sears Reinsurance Company Ltd., a Bermuda Class 3 insurer (“Sears Re”).

Reference is further made to that certain Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “PPPFA”), by and among Sears Holdings Corporation, a Delaware corporation and the indirect parent of Sears Re (the “Company”), the subsidiaries of the Company party thereto (together with the Company, the “Sears Parties”), and Pension Benefit Guaranty Corporation (“PBGC”), pursuant to which the Company and the other Sears Parties have offered to provide PBGC with certain enhanced protections with respect to the Sears Holdings Pension Plan (as amended and restated effective January 1, 2014, the “Pension Plan”) in exchange for PBGC’s agreement to forbear from initiating termination proceedings with respect to the Pension Plan pursuant to ERISA Section 4042 for the term and under the conditions provided in the PPPFA.

Pursuant to section 9.02(i) of the PPPFA,

(i) the Company hereby instructs and directs the board of directors of SRe Holding Corporation to cause SRe Holding Corporation to instruct and direct Sears Re not to enter into or agree to any amendment to (or waiver under) the Indenture that would reasonably be anticipated to have a materially adverse impact upon the interests of PBGC, and

(ii) SRe Holding Corporation hereby instructs and directs the board of directors of Sears Re to cause Sears Re not to enter into or agree to any amendment to (or waiver under) the Indenture that would reasonably be anticipated to have a materially adverse impact upon the interests of PBGC.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Controller and Chief Accounting Officer

SRE HOLDING CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Instruction Letter]